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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Lisa R. Lange
Madison Funds Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1. Certified Financial Statement

Annual Report
December 31, 2015

ULTRA SERIES FUND

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Money Market Fund

Core Bond Fund

High Income Fund

Diversified Income Fund

Large Cap Value Fund

Large Cap Growth Fund

Mid Cap Fund

Small Cap Fund

International Stock Fund

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Ultra Series Fund | December 31, 2015

Management’s Discussion of Fund Performance (unaudited)

PERIOD IN REVIEW

The fiscal year that ended December 31, 2015 reintroduced volatility into U.S. stock markets. After a slow upward march for the first seven months of the year, domestic stocks re-trenched in August. Through the highs of July 2015, the S&P 500® Index price advanced 3.37% for the calendar year-to-date. But the market fell in August as continued weakness in Chinese economic growth, devaluation of the Chinese currency and fears of a U.S. Federal Reserve monetary tightening triggered market declines throughout Asia which carried over to stock exchanges around the globe. U.S. markets quickly declined over 12% from July highs, creating the first “correction” (decline >10%) in stock prices since 2011. Materials and energy stocks were particularly hard hit. After an ensuing month of volatile share prices, the market stabilized and, by the beginning of November, the S&P 500® had recovered almost 13% from its August lows. Despite this volatility, the S&P 500® returned 1.38% for the calendar year. Small and mid-cap stocks returned -4.41% and -2.44%, respectively, as measured by the Russell 2000® Index and Russell MidCap® Index. Foreign markets, as measured by the MSCI EAFE Index, returned -0.81%.

The sharp recovery in share prices from the August and late September lows point up the fickle nature of market psychology and the perils of trying to time major market moves. The fears over Chinese growth sustainability, which had in many ways been the catalyst for the market’s retreat, were replaced by a recognition that the impact of Chinese economic growth on the U.S. economy really is not that great. Oil prices, which have fallen by 65% since the end of last year, temporarily stabilized before heading lower. In short, what was bad news suddenly became not so bad, and in some cases even good. This was aided by a realization that central banks around the world were concerned about the swoon in asset prices and ready to lend a helping monetary hand.

Against the backdrop of volatility and market uncertainty, the U.S. economy continued to perform modestly. Domestic GDP growth recovered from a weather-induced weak first quarter of 2015 to a relatively robust 3.9% annualized rate in the second quarter before easing to an annualized 2.0% rate of growth in the third quarter. Early indications of fourth quarter growth suggest a continued tepid pace, driven by volatility in stock prices and continued softness in Energy sector investment (due to weak oil prices). Inflation remains well contained, with consumer prices through the end of November +0.5% compared to the same time last year. The decline in energy prices continues to keep overall inflation under control, but even without energy prices figured into inflation, the year-over-year change in non-energy, non-food prices remains under the Fed’s stated goal of 2%. Employment trends are favorable as well, with the unemployment rate falling from 5.6% to 5.0% in the last year.

Long-term interest rates experienced their share of volatility during the year, ranging from a low of 1.64% on ten year Treasury Notes in January to a high of 2.49% in mid-June. By the end of December, yields had fallen back to 2.27% as stock market turmoil, softer domestic economic growth and uncertainty over the future path of Federal Reserve Board (“Fed”) monetary policy took pressure off of the interest rate markets. The Fed began the process of normalizing short-term interest rates at its December meeting by raising its target for the benchmark Federal Funds Rate marginally above the zero level in place for the last seven years. Accompanying the increase was a statement that the pace of additional interest rate increases would be gradual and highly dependent on the path of future economic growth and inflation developments. For the calendar year period, the broad-based Barclays U.S. Aggregate Bond Index returned 0.55%. Shorter-maturity bond indices returned generally better results than very long maturity. Tax-exempt municipal funds were among the best performers during the year, while the high yield sector of the bond market suffered negative returns.

OUTLOOK

With the previously weakest performing market sectors performing better, and bad news now good news, we are concerned about the fundamental underpinnings and sentiment of the stock market. Earnings are under pressure, valuations remain full and the market’s short memory seems to have quickly forgotten the turmoil of August and September. The Fed has begun the process of raising short-term interest rates and is expected to continue on this

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

path, albeit at a gradual pace, over the coming year. The economy remains on solid footing and employment trends remain favorable. With the unemployment rate at 5.0%, we are beginning to see upward pressure on labor costs due to tightening employment market conditions. This trend bears watching, and while good for the American consumer, rising wage costs could pressure corporate profits. As a result, we continue to counsel caution and seek companies whose competitive position, strong management and solid balance sheet inspire confidence in future profitability.

Similarly, we remain defensive in our interest rate outlook as the Fed embarks on a tighter monetary policy regime. While we do not think the Fed will raise short-term interest rates too far or too quickly and run the risk of derailing the current expansion, the specter of higher short-term yields usually signals trouble for longer-term interest rates as well. This could have a cooling effect on interest rate sensitive sectors of the economy such as housing and automobile sales, which have been among the more solid performing sectors this past year.

Finally, 2016 is a Presidential election year, and we anticipate much talk of health care reform, tax reform, and energy policy. The U.S. regulatory environment is likely to draw increased attention as the consequences of the Dodd-Frank legislation are felt in the financial markets. We expect the political discussion of the year ahead to contribute to an environment of uncertainty and enhanced volatility.

Our goal is to seek investment opportunities that provide attractive return potential without undue risk. In the current environment of fully valued stock prices, very low short and long-term interest rates, and heightened market volatility, we are paying particularly close attention to the risk side of this tradeoff.

ALLOCATION FUNDS

The Ultra Series Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (the “Funds”) invest primarily in shares of registered investment companies (the “underlying funds”). The Funds will be diversified among a number of asset classes and their allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

PERFORMANCE DISCUSSION

Positive contributors to the Funds’ performance for 2015 included an overweight allocation to U.S. Treasuries, overweight allocations to Japanese and European equities on a hedged basis, an underweight allocation to U.S. small cap stocks and an underweight allocation to emerging market equities. Our U.S. Treasury positions returned north of +1.5% for the year, outperforming the Barclays U.S. Aggregate Bond Index by roughly 1%. Our hedged Japanese and European equity positions returned +7.7% and +5.8%, respectively, outperforming the MSCI ACWI ex-US Index return of -5.7% by a wide margin. U.S. small cap stocks underperformed U.S. large cap stocks -4.4% to +1.4%,

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

while the MSCI Emerging Markets Index lost -14.9% against the developed markets MSCI EAFE Index return of -0.8%. Detractors from performance included weak relative performance from a number of the Funds’ core U.S. large cap holdings, an overweight to U.S. mid cap stocks and an allocation to gold. U.S. mid cap stocks underperformed U.S. large cap stocks -2.4% to +1.4%, while gold was down nearly 11%.

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Conservative Allocation Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

•	0-20% money market funds;
•	20-80% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	10-50% equity securities (e.g., U.S. stock funds);
•	0-40% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE

The Ultra Series Conservative Allocation Fund (Class I) returned -0.76% over the 12-month period, underperforming the Conservative Allocation Fund Custom Index return of 0.31%. The Fund outperformed the Morningstar Conservative Allocation Category, which returned -2.32%.

Average Annual Total Return (%) through December 31, 2015[1,2]
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Ultra Series
Conservative Allocation,
Class I	-0.76	4.23	4.94	4.17	–
Ultra Series
Conservative Allocation,
Class II	-1.01	3.97	4.68	–	6.91
Conservative Allocation
Fund Custom Index	0.31	5.17	5.74	5.70	7.92
Bank of America Merrill
Lynch US Corp, Govt &
Mortg Index	0.58	1.47	3.32	4.92	4.20
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
Alternative Funds					2.6%
Bond Funds					59.9%
Foreign Stock Funds					8.4%
Money Market Funds					3.6%
Stock Funds					25.4%
Other Net Assets					0.1%

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Moderate Allocation Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

•	0-15% money market funds;
•	10-60% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	20-80% equity securities (e.g., U.S. stock funds);
•	0-50% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE

The Ultra Series Moderate Allocation Fund (Class I) returned -0.93% over the 12-month period, underperforming the Moderate Allocation Fund Custom Index return of 0.00%. The Fund outperformed the Morningstar Moderate Allocation Category, which returned -1.93%.

Average Annual Total Return (%) through December 31, 2015[1,2]
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Ultra Series Moderate
Allocation, Class I	-0.93	6.98	6.67	4.25	–
Ultra Series Moderate
Allocation, Class II	-1.18	6.71	6.40	–	9.04
Moderate Allocation
Fund Custom Index	0.00	7.82	7.41	6.11	10.47
S&P 500® Index	1.38	15.13	12.57	7.40	15.96
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
Alternative Funds					2.6%
Bond Funds					35.0%
Foreign Stock Funds					14.5%
Money Market Funds					3.1%
Stock Funds					44.7%
Other Net Assets					0.1%

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

•	0-10% money market funds;
•	0-40% debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);
•	30-90% equity securities (e.g., U.S. stock funds);
•	0-60% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

PERFORMANCE

The Ultra Series Aggressive Allocation Fund (Class I) returned -1.14% over the 12-month period, underperforming the Aggressive Allocation Fund Custom Index return of -0.33%. The Fund outperformed the Morningstar Aggressive Allocation Category which returned -2.77%.

Average Annual Total Return (%) through December 31, 2015[1,2]
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Ultra Series Aggressive
Allocation, Class I	-1.14	9.13	7.77	4.18	–
Ultra Series Aggressive
Allocation, Class II	-1.39	8.86	7.51	–	10.88
Aggressive Allocation
Fund Custom Index	-0.33	9.92	8.70	6.30	12.44
S&P 500® Index	1.38	15.13	12.57	7.40	15.96
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
Alternative Funds					2.5%
Bond Funds					16.9%
Foreign Stock Funds					20.1%
Money Market Funds					2.5%
Stock Funds					57.8%
Other Net Assets					0.2%

MONEY MARKET FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will include obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. The Fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by financial institutions. The Fund was liquidated after market close February 12, 2016.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
Fannie Mae	21.2%
Federal Farm Credit Bank	9.0%
Federal Home Loan Bank	28.2%
Freddie Mac	26.9%
Money Market Funds	4.9%
U.S. Treasury Notes	9.6%
Net Other Assets and
Liabilities	0.2%

CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE

The Ultra Series Core Bond Fund (Class I) returned -0.15% over the 12-month period, trailing the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index which returned 0.58% and the Barclays U.S. Aggregate Bond Index which returned 0.55%.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

Anticipating interest rates to move higher, the Core Bond Fund maintained a duration of approximately 90% of the Barclays Aggregate Index. This short duration positioning, while also out-yielding the index by 20 basis points, was additive to performance. During the second half of the year as commodity prices dropped, credit spreads widened. The Fund’s slight overweight to credit, particularly in the 10 year and longer area of the curve, detracted from performance.

Average Annual Total Return (%) through December 31, 2015[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Core Bond,
Class I	-0.15	0.85	2.47	3.66	–
Ultra Series Core Bond,
Class II	-0.40	0.60	2.22	–	3.33
Barclays U. S. Aggregate
Bond Index	0.55	1.44	3.25	4.51	4.23
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
Asset Backed Securities					1.7%
Collateralized Mortgage Obligations					1.0%
Commercial Mortgage-Backed Securities					1.9%
Corporate Notes and Bonds					30.6%
Long Term Municipal Bonds					1.5%
Mortgage Backed Securities					24.7%
U. S. Government and Agency Obligations					36.2%
Short-Term Investments and Net Other Assets and Liabilities					2.4%

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE

The Ultra Series High Income Fund (Class I) outpaced the Bank of America Merrill Lynch High Yield II Constrained Index by 214 basis points for the year, returning -2.47% versus the Index return of -4.61%. Given the market’s risk aversion to lower quality credits, the largest contributor to relative performance was the Fund’s substantial underweighting to bonds priced below $80. Additionally, the Fund posted positive attribution across all three rating categories. From an industry perspective, being underweight in the weakening Oil & Gas sector, and overweight and positive selection in Support - Services aided the Fund return. Lastly, very limited exposure to the challenged commodities space, namely Chemicals, Metals/ Mining, and Steel, benefited relative performance. Negative selection and underweight in Telecom: Wireline/Wireless and underweight in Finance: Banking detracted from performance. During the year, key shifts we made in the Fund included increasing Healthcare, further reducing Oil & Gas, lightening up in bonds with triple-C (“CCC”) ratings on both sides and generally adding to higher quality and more liquid securities. At year-end, the Fund’s holdings were diversified with 84 issuers across 27 industries. Some important year-end portfolio statistics include a 6.59% yield-to-worst, an average $95.57 price and a duration-to-worst of 3.57 years, respectively. As we enter 2016, we continue to seek out solid issuers that exhibit lower volatility, and will use market sell-offs to accumulate positions in high-quality companies and stable industries that may be down due to forced selling by mutual funds and ETFs.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

Average Annual Total Return (%) through December 31, 2015[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series High Income,
Class I	-2.47	1.53	4.10	5.72	–
Ultra Series High Income,
Class II	-2.71	1.28	3.84	–	7.11
Bank of America Merrill
Lynch US High Yield
Master II, Constrained	-4.61	1.65	4.84	6.82	10.58
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
Consumer Discretionary†					26.4%
Consumer Staples					4.7%
Energy					3.0%
Financials					3.5%
Health Care					9.2%
Industrials					15.9%
Information Technology					6.6%
Materials					7.1%
Money Market Funds					10.1%
Telecommunication Services					4.7%
Utilities					7.5%
Net Other Assets and Liabilities					1.3%
†Consumer Discretionary includes securities in the following industries: Auto Components; Hotels, Restaurants & Leisure; Media; and Specialty Retail

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 70% of the Fund’s assets, stocks will constitute up to 60% of the Fund’s assets, real estate securities will constitute up to 25% of the Fund’s assets, foreign stocks and bonds will constitute up to 25% of the Fund’s assets and money market instruments will constitute up to 25% of the Fund’s assets. Under normal market conditions, the Fund intends to limit the investment in lower credit quality bonds (rated BB+ or lower by Standard & Poor’s or Ba1 or lower by Moody’s) to less than 50% of the Fund’s assets. The balance between the two strategies of the Fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

PERFORMANCE

For the twelve month period, the Ultra Series Diversified Income Fund (Class I) returned 0.11% compared to its custom blended benchmark return of 1.23%. This blended benchmark return represents 50% stock, 50% bonds by combining the Bank of America Merrill Lynch U.S. Corporate Government and Mortgage Index with the S&P 500® Index.

For the full year, the equity portion of the Fund lagged the S&P 500®. While sector allocation was negative, stock selection was positive. For stock selection, there were positive contributions from the Industrial, Consumer Discretionary, Financial and Energy sectors, while Health Care and Consumer Staples detracted the most from performance. Within Industrials, aerospace and defense company Boeing (BA) contributed nicely to results, along with industrial conglomerate General Electric (GE). In Consumer Discretionary, McDonald’s (MCD) and Home Depot (HD) were notable outperforming stocks, while insurance firm Travelers (TRV) was the best performing stock among Financial holdings. On the negative side, drug manufacturers Baxter International (BAX) and Merck (MRK) trailed the index, while Consumer Staples holding Walmart (WMT) and Procter and Gamble (PG) struggled with weak same-store sales and volumes. The fund sold BAX and continues to hold all other stocks mentioned.

Although relative performance improved in the third and fourth quarters, 2015 was a challenging environment for above-average dividend paying stocks, which is the area of the market in which the Fund almost exclusively invests.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

There was wide performance discrepancy between high dividend paying stocks and non-dividend paying stocks. In general, the stocks with the highest dividend yields performed the worst in 2015, while those stocks that didn’t pay dividends performed much better. On a positive note, that dynamic shifted in the third and fourth quarters and we believe the Fund is well positioned to generate superior performance versus the Index as dividend paying stocks return to favor.

The Fixed Income portion of the Madison Diversified Income Fund underperformed its bond benchmark slightly during the fourth quarter of 2015 as the yield curve shifted higher in anticipation of the December Fed meeting and a likely monetary policy lift off. The fund’s credit holdings, which help provide additional yield, were negatively impacted by credit spread widening over the period. However, going forward, we remain comfortable with the Fund’s sector positioning as we enter 2016. Wider credit spreads and increased yield volatility will continue to provide attractive investment opportunities as the Federal Open Market Committee (FOMC) determines the path of monetary policy. We believe that the yield/credit curve will gradually shift upward as the market comes to grips with the removal of monetary easing over the coming months.

Average Annual Total Return (%) through December 31, 2015[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Diversified
Income, Class I	0.11	7.57	7.74	5.83	–
Ultra Series Diversified
Income, Class II	-0.14	7.30	7.47	–	9.52
Custom Blended Index
(50% Fixed, 50% Equity)	1.23	8.26	8.05	6.26	10.19
Bank of America Merrill
Lynch US Corp, Govt &
Mortg Index	0.58	1.47	3.32	4.58	4.20
S&P 500® Index	1.38	15.13	12.57	7.31	15.96
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
Asset Backed Securities	1.4%
Collateralized Mortgage Obligations	0.3%
Commercial Mortgage-Backed Securities	0.6%
Common Stocks	54.6%
Corporate Notes and Bonds	15.6%
Long Term Municipal Bonds	1.7%
Mortgage Backed Securities	10.1%
U.S. Government and Agency Obligations	14.5%
Short-Term Investments and Net Other Assets and Liabilities	1.2%

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries.

PERFORMANCE

For the full year, the Ultra Series Large Cap Value Fund (Class I) returned -2.68%, which outperformed the Russell 1000® Value Index return of -3.83% and the Morningstar Large Value category return of -4.05%. Relative to the index, sector allocation was neutral, while stock selection accounted for all of the Fund’s outperformance. Stock selection produced positive results in the Industrials,

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

Consumer Staples, Energy and Financials sectors, while the Health Care and Technology sectors adversely impacted Fund returns. Within Financials, Markel (MKL) was the best performing stock in the Fund, along with strong performance from American International Group (AIG). Within Industrials, aerospace companies Boeing (BA) and Rockwell Collins (COL) contributed nicely to results, while Marathon Petroleum (MPC) was an outperforming stock in Energy. On the negative side, three Health Care issues were notable underperformers. In addition to hospital operator HCA Holdings (HCA), lab testing firm Quest Diagnostics (DGX) and lab equipment manufacturer Agilent Technologies (A) had disappointing results and the stocks were sold. Within Technology, router manufacturer Cisco Systems (CSCO) and software firm Oracle (ORCL) also trailed the Index. The Fund continues to hold these stocks. Lastly, Walmart (WMT) was the worst performing stock in the portfolio. It faces secular headwinds from online competition that we believe will require additional investments, and which could hurt operating margins and drive return on invested capital (ROIC) lower. As a result, the Fund sold out of the WMT position in the fourth quarter.

Average Annual Total Return (%) through December 31, 2015[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Large Cap
Value, Class I	-2.68	12.48	11.31	5.31	–
Ultra Series Large Cap
Value, Class II	-2.92	12.20	11.03	–	13.29
Russell 1000® Value Index	-3.83	13.08	11.27	6.16	15.05
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
	Fund	Russell 1000® Value Index
Consumer Discretionary	6.7%	5.2%
Consumer Staples	14.3%	7.0%
Energy	6.2%	12.1%
Financials†	27.1%	30.4%
Health Care	4.8%	11.9%
Industrials	19.5%	10.3%
Information Technology	7.6%	11.5%
Materials	–	2.7%
Money Market Funds	7.9%	–
Telecommunication Services	3.6%	2.6%
Utilities	2.6%	6.3%
Net Other Assets and Liabilities	-0.3%	–
†Financials includes securities in the following industries: Capital Markets; Commercial Banks; Diversified Financial Services; and Insurance.

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. Stocks selected for the Fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in less established companies that may offer more rapid growth potential. The Fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund.

PERFORMANCE

The Ultra Series Large Cap Growth Fund (Class I) returned 3.26% for the year ending 12/31/2015. This compares to 3.60% for the Morningstar Large Cap Growth category and

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

5.67% for the Russell 1000® Growth Index (RLG). Narrow market leadership has made it difficult for investors to keep pace with the market. Strong performance by a few mega-cap companies has masked the underlying weakness in the market. For example, just three companies combined to produce over 50% of the RLG’s total return, while the top ten accounted for over 90%. One reason for this narrowness is that value holdings were relatively shunned, while high growth companies were favored. This led to a wide discrepancy in sector performance as well, with five sectors producing negative returns over the past year, while just four sectors – Health Care, Consumer Discretionary, Consumer Staples and Information Technology – managed to beat the 5.67% return of the RLG. Our focus on high quality growth companies, trading at reasonable valuations, proved to be a bit of a headwind in a market environment that favored “growth at any price.”

During the past year, the Ultra Series Large Cap Growth Fund’s results were supported by our overweight to the Information Technology and Consumer Discretionary sectors as well as strong results from Alphabet Inc. and Microsoft Corp. Software giant Microsoft benefited from strong progress in its cloud offerings, while Alphabet Inc. produced strong advertising results at search engine Google. Our overweight in the Energy sector was a drag on performance as was QUALCOMM Inc., and media holding Discovery Communications. Media companies were hurt by changing TV viewership habits, negatively impacting advertising revenues. Content viewership appears to be moving to other non-TV devices at an increasing rate. Chip maker QUALCOMM has been negatively impacted by business trends in China, including its difficulty in collecting royalty payments in that country.

Average Annual Total Return (%) through December 31, 2015[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Large Cap
Growth, Class I	3.26	14.75	10.67	6.94	–
Ultra Series Large Cap
Growth, Class II	3.00	14.47	10.40	–	13.41
Russell 1000® Growth
Index	5.67	16.83	13.53	8.53	17.07
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
	Fund	Russell 1000® Growth Index
Consumer Discretionary	19.8%	21.3%
Consumer Staples	8.9%	11.3%
Energy	1.7%	0.5%
Financials	4.0%	5.6%
Health Care	22.9%	17.0%
Industrials	10.8%	10.8%
Information Technology†	29.0%	27.9%
Materials	–	3.4%
Money Market Funds	1.8%	–
Telecommunication Services	1.1%	2.1%
Utilities	–	0.1%
†Information Technology includes securities in the following industries: Communications Equipment; Computers and Peripherals; Electronic Equipment, Instruments & Components; Internet Software & Services; IT services; Semiconductors & Semiconductor Equipment; and Software.

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.

PERFORMANCE

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

The Ultra Series Mid Cap Fund returned 1.04% for the annual period, outpacing its benchmark Russell Midcap® Index’s -2.44% return. Strong performance was witnessed across several sectors, with Financials, Consumer Discretionary and Information Technology contributing the most to outperformance. Markel, the Fund’s largest average holding throughout the year, provided meaningful outperformance given strong underwriting profitability and an expanding price-to-book value ratio. CDW Corp., a distributor of technology products and services, also contributed nicely to returns as strong market share gains drove solid organic growth. Ross Stores was another notably additive holding as this company produced surprisingly consistent and strong sales growth despite operating within a difficult apparel retail market. On the negative side, Industrials, Health Care and Consumer Staples represented sectors with the weakest relative performance. Within Industrials, Colfax and Generac Holdings were the most detractive largely due to the impact that a tough macro backdrop had on their results; we have since sold both of these holdings.

Average Annual Total Return (%) through December 31, 2015[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Mid Cap,
Class I	1.04	12.78	11.74	7.05	–
Ultra Series Mid Cap,
Class II	0.79	12.50	11.46	–	15.41
Russell Midcap® Index	-2.44	14.18	11.44	8.00	17.20
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
	Fund	Russell Midcap® Index
Consumer Discretionary*	25.9%	16.3%
Consumer Staples	3.0%	6.3%
Energy	3.9%	4.2%
Financials†	25.5%	23.6%
Health Care	8.0%	9.8%
Industrials	14.7%	12.7%
Information Technology	8.0%	14.5%
Materials	3.3%	5.3%
Money Market Funds	7.7%	–
Telecommunication Services	–	1.1%
Utilities	–	6.2%
*Consumer Discretionary includes securities in the following industries: Media and Specialty Retail.
†Financials includes securities in the following industries: Commercial Banks; Insurance; Real Estate Investment Trusts; and Real Estate Management & Development.

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in small cap securities. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies that possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

PERFORMANCE

The trailing twelve month period was defined by significant volatility in the global markets, causing flat to modestly negative returns for broad market indices, with the S&P 500® returning 1.38% and the Russell 2000® returning -4.41%. The Ultra Series Small Cap Fund (Class I) returned -1.49% for the twelve-month period ended December 31, 2015, outperforming the Russell 2000® Index.

Security selection was the source of relative outperformance during the period, as strong selection in the Health Care, Energy, and Materials sectors offset weak stock selection within Information Technology. Sector allocation, a residual of our bottom-up stock selection process, detracted from relative results during the period, driven by overweights to Industrials and Energy and an underweight to the Information Technology sector.

The Fund’s top contributors to relative returns during the period included developer and distributor of branded consumer products in personal care and housewares, Helen of Troy; Charles River Labs, a contract research organization and the largest provider of animal research; and Post Holdings, a consumer packaged goods company focused on branded and private label cereals, nutrition, and snack products.

The Fund’s top detractors from relative performance during the period included Belden, a designer, manufacturer, and marketer of electronic cables and connectivity products for industrial, broadcast, and data-networking markets; Stage Stores, a regional department store operator; and UTI Worldwide, a non-asset-based supply chain management services provider.

The Fund’s investment approach emphasizes individual stock selection; sector weights are a residual of our bottom-up investment process. The manager does, however, carefully consider diversification across economic sectors to limit risk. Based on bottom-up stock decisions, overweight exposure to the Industrials and Energy sectors increased during the period, while underweight exposure to the Information Technology, Health Care, and Consumer Discretionary sectors grew. We initiated positions in Industrial companies TriMas and Thermon, as well as Great Western Bancorp within Financials. We eliminated our positions in Casey’s General Stores (Consumer Staples), Innospec (Materials), Maximus (Information Technology), ICON (Health Care), UTI Worldwide (Industrials), and Koppers Holdings (Materials) during the period. As of the end of the period, the Fund was most overweight in the Industrials and Energy sectors relative to the Russell 2000® Index, and most underweight in Information Technology and Health Care. The Fund was liquidated after market close February 12, 2016.

Average Annual Total Return (%) through December 31, 2015[1]
	1 Year	3 Years	5 Years	Since 5/1/07 Inception	Since 5/1/09 Inception
Ultra Series Small Cap,
Class I	-1.49	12.04	10.37	7.27	–
Ultra Series Small Cap,
Class II	-1.73	11.76	10.09	–	16.01
Russell 2000 ® Index	-4.41	11.65	9.19	5.33	15.09
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
			Fund		Russell 2000® Index
Consumer Discretionary			7.8%		13.4%
Consumer Staples			1.4%		3.4%
Energy			6.5%		2.7%
Financials			24.0%		25.6%
Health Care			8.1%		16.5%
Industrials†			32.1%		12.1%
Information Technology			8.9%		18.1%
Materials			4.1%		3.6%
Money Market Funds			3.6%		–
Telecommunication Services			–		0.9%
Utilities			3.4%		3.7%
Other Net Assets and Liabilities			0.1%		–
†Industrials includes securities in the following industries: Aerospace & Defense; Commercial Services & Supplies; Construction & Engineering; Electrical Equipment; Machinery; Professional Services; and Trading Companies & Distributors.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2015

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large cap stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE

The Ultra Series International Stock Fund (Class I) returned 2.04% for the fourth quarter of 2015 compared to the MSCI EAFE (net) Index return of 4.71%. For the full year, the Fund returned -3.45% compared to the Index return of -0.81%.

While investors initially celebrated the U.S. Federal Reserve’s first interest rate hike in over nine years, albeit a small one and from near-zero levels, the optimism quickly faded.

A 16% decline in the price of oil in December placed additional downward pressure on the global markets. The ongoing uncertainty and challenges facing key emerging markets did not help with further signs of slowing growth in China, and Brazil mired in corruption and hit by sharply declining commodity prices. Growth stocks dramatically outperformed value stocks. The Japanese market was the sole stand-out in key developed markets with the MSCI Japan Index returning over 9% for the year in dollar terms. Europe, on the other hand, declined in U.S. dollar terms, impacted by a weakening Euro and a UK market hurt by high exposure to commodities.

Although the Fund lagged the MSCI EAFE Index for the full year, it outperformed both the MSCI EAFE Value and MSCI ACWI ex US Indices in 2015. The Fund benefited from strong stock selection in Europe, and European materials companies in particular. CRH, the Irish building materials company, delivered solid top line results driven by improving construction activity in the U.S. and was rewarded for management’s disciplined acquisition strategy. However, the Fund’s significant exposure to Europe and value stocks continued to weigh on returns. While we have seen signs of a stabilizing European economy, lackluster earnings growth for European companies has made it difficult to generate investor enthusiasm for Europe’s stock markets. European earnings and returns on equity are near all-time lows compared to the U.S. While 2015 was a difficult year for value stocks and European bourses, we believe it has translated to attractive bottom-up opportunities to purchase businesses with healthy long term profitability at compelling valuations.

Average Annual Total Return through December 31, 2015[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception

Ultra Series International
Stock, Class I	-3.45	2.82	4.01	3.54	–
Ultra Series International
Stock, Class II	-3.69	2.57	3.75	–	8.28
MSCI EAFE Index (net)	-0.81	5.01	3.60	3.03	8.71
See accompanying Notes to Management’s Discussion of Fund Performance.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/15
United Kingdom					28.1%
Switzerland					15.4%
France					13.2%
Japan					10.4%
Netherlands					6.3%
Denmark					4.6%
Ireland					4.3%
Germany					3.2%
Sweden					2.6%
South Korea					2.4%
Israel					2.3%
United States					1.9%
Singapore					1.7%
Brazil					1.6%
Australia					1.5%
Other Net Assets					0.5%

Ultra Series Fund | December 31, 2015

Notes to Management’s Discussion of Fund Performance (unaudited)

1 Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

2 Effective July 1, 2014 the Investment Adviser contractually agreed to waive a portion of the management fee for the Conservative, Moderate and Aggressive Allocation Funds until at least June 30, 2015. This waiver was renewed through April 30, 2017. If these waivers were not in place, returns would have been lower.

©Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Barclays US Aggregate Bond Index, 28% Russell 3000® Index and 7% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Barclays US Aggregate Bond Index, 48% Russell 3000® Index and 12% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 20% Barclays US Aggregate Bond Index, 64% Russell 3000® Index and 16% MSCI ACWI ex-USA Index (net). See market index descriptions below.

Hybrid Fund Custom Indexes*

The Custom Blended Index consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market indexes descriptions below.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

Market Indexes

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

Ultra Series Fund | Notes to Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2015

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities, asset backed securities and commercial mortgage-backed securities.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000® Index (see definition below).

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index (see definition below).

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Ultra Series Fund | December 31, 2015

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.9%
Alternative Funds - 2.6%
SPDR Gold Shares*	40,074	$4,065,908
Bond Funds - 59.9%
Baird Aggregate Bond Fund Institutional Shares	823,270	8,734,894
iShares 3-7 Year Treasury Bond ETF	97,339	11,934,735
iShares 7-10 Year Treasury Bond ETF	75,401	7,961,592
iShares TIPS Bond Fund ETF	15,505	1,700,588
Madison Core Bond Fund Class Y (A)	3,765,353	37,126,379
Madison Corporate Bond Fund Class Y (A)	1,017,856	11,298,199
Madison High Quality Bond Fund Class Y (A)	321,484	3,513,818
Metropolitan West Total Return Bond Fund
Class I	985,342	10,464,337
SPDR Barclays Short-Term High Yield Bond ETF	91,080	2,339,845
		95,074,387
Foreign Stock Funds - 8.4%
iShares Core MSCI EAFE ETF	95,907	5,215,423
Madison NorthRoad International Fund
Class Y (A)	317,754	3,142,587
SPDR S&P Emerging Asia Pacific ETF	5,304	389,844
WisdomTree Europe Hedged Equity Fund	71,544	3,849,783
WisdomTree Japan Hedged Equity Fund	15,327	767,576
		13,365,213
Money Market Funds - 3.6%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	5,695,914	5,695,914
Stock Funds - 25.4%
iShares Russell Mid-Cap ETF	45,560	7,304,178
Madison Investors Fund Class Y (A)	112,318	2,028,458
Madison Large Cap Growth Fund Class Y (A)	525,747	9,847,239
Madison Large Cap Value Fund Class Y (A)	907,044	13,143,066
Vanguard Growth ETF	24,858	2,644,643
Vanguard Information Technology ETF	25,537	2,765,402
Vanguard Value ETF	32,497	2,649,155
		40,382,141
TOTAL INVESTMENTS - 99.9% (Cost $157,627,618**)		158,583,563
NET OTHER ASSETS AND LIABILITIES - 0.1%		128,368
TOTAL NET ASSETS - 100.0%		$158,711,931

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $158,529,436.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

Ultra Series Fund | December 31, 2015

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.9%
Alternative Funds - 2.6%
SPDR Gold Shares*	69,998	$7,101,997
Bond Funds - 35.0%
iShares 3-7 Year Treasury Bond ETF	123,713	15,168,451
iShares 7-10 Year Treasury Bond ETF	97,900	10,337,261
Madison Core Bond Fund Class Y (A)	4,878,371	48,100,742
Madison Corporate Bond Fund Class Y (A)	481,207	5,341,397
Metropolitan West Total Return Bond Fund
Class I	1,567,730	16,649,292
SPDR Barclays Short-Term High Yield Bond ETF	53,113	1,364,473
		96,961,616
Foreign Stock Funds - 14.5%
iShares Core MSCI EAFE ETF	305,553	16,615,972
Madison NorthRoad International Fund
Class Y (A)	975,734	9,650,005
SPDR S&P Emerging Asia Pacific ETF	18,559	1,364,086
WisdomTree Europe Hedged Equity Fund	179,259	9,645,927
WisdomTree Japan Hedged Equity Fund	54,254	2,717,040
		39,993,030
Money Market Funds - 3.1%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	8,448,277	8,448,277
Stock Funds - 44.7%
iShares Core S&P Mid-Cap ETF	127,718	17,801,336
Madison Investors Fund Class Y (A)	512,938	9,263,663
Madison Large Cap Growth Fund Class Y (A)	1,824,802	34,178,544
Madison Large Cap Value Fund Class Y (A)	2,475,069	35,863,751
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	188,923	2,650,587
Vanguard Growth ETF	77,649	8,261,077
Vanguard Information Technology ETF	64,066	6,937,707
Vanguard Value ETF	107,529	8,765,764
		123,722,429
TOTAL INVESTMENTS - 99.9% (Cost $267,087,406**)		276,227,349
NET OTHER ASSETS AND LIABILITIES - 0.1%		341,874
TOTAL NET ASSETS - 100.0%		$276,569,223

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $269,496,205.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%
Alternative Funds - 2.5%
SPDR Gold Shares*	22,535	$2,286,401
Bond Funds - 16.9%
iShares 3-7 Year Treasury Bond ETF	7,460	914,670
iShares 7-10 Year Treasury Bond ETF	25,975	2,742,700
iShares Intermediate Credit Bond ETF	4,443	476,645
Madison Core Bond Fund Class Y (A)	969,809	9,562,316
Metropolitan West Total Return Bond Fund
Class I	172,681	1,833,871
		15,530,202
Foreign Stock Funds - 20.1%
iShares Core MSCI EAFE ETF	138,721	7,543,648
Madison NorthRoad International Fund
Class Y (A)	367,094	3,630,562
SPDR S&P Emerging Asia Pacific ETF	12,520	920,220
WisdomTree Europe Hedged Equity Fund	92,232	4,963,004
WisdomTree Japan Hedged Equity Fund	27,840	1,394,227
		18,451,661
Money Market Funds - 2.5%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	2,319,670	2,319,670
Stock Funds - 57.8%
iShares Core S&P Mid-Cap ETF	63,275	8,819,269
Madison Investors Fund Class Y (A)	170,596	3,080,957
Madison Large Cap Growth Fund Class Y (A)	733,302	13,734,754
Madison Large Cap Value Fund Class Y (A)	949,383	13,756,563
Madison Mid Cap Fund Class Y (A)	99,737	820,839
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	247,867	3,477,574
Vanguard Growth ETF	25,597	2,723,265
Vanguard Information Technology ETF	35,081	3,798,921
Vanguard Value ETF	36,335	2,962,029
		53,174,171
TOTAL INVESTMENTS - 99.8% (Cost $88,378,658**)		91,762,105
NET OTHER ASSETS AND LIABILITIES - 0.2%		164,348
TOTAL NET ASSETS - 100.0%		$91,926,453

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $89,485,829.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Money Market Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 94.9%
Fannie Mae - 21.2%
0.101%, 1/5/16 (A)	$575,000	$574,994
0.254%, 1/13/16 (A)	782,000	781,935
0.136%, 1/14/16 (A)	330,000	329,971
0.131%, 2/2/16 (A)	1,350,000	1,349,847
0.335%, 2/8/16 (A)	500,000	499,826
		3,536,573
Federal Farm Credit Bank - 9.0%
0.304%, 1/6/16 (A)	100,000	99,996
0.290%, 1/21/16	600,000	600,012
0.410%, 3/1/16	800,000	800,085
		1,500,093
Federal Home Loan Bank - 28.2%
0.183%, 1/4/16 (A)	300,000	299,995
0.152%, 1/7/16 (A)	100,000	99,998
0.197%, 1/22/16 (A)	600,000	599,930
0.193%, 1/25/16 (A)	600,000	599,924
0.122%, 1/26/16 (A)	1,000,000	999,917
0.274%, 1/27/16 (A)	300,000	299,941
0.355%, 2/1/16 (A)	400,000	399,879
0.198%, 2/5/16 (A)	500,000	499,905
0.342%, 2/8/16 (A)	700,000	699,751
0.386%, 2/9/16 (A)	200,000	199,918
		4,699,158
Freddie Mac - 26.9%
0.076%, 1/5/16 (A)	1,000,000	999,992
0.086%, 1/8/16 (A)	250,000	249,996
0.123%, 1/12/16 (A)	1,250,000	1,249,940
4.750%, 1/19/16	876,000	877,980
0.170%, 1/21/16 (A)	375,000	374,967
0.223%, 2/3/16 (A)	250,000	249,950
0.223%, 2/9/16 (A)	200,000	199,952
0.132%, 2/10/16 (A)	275,000	274,960
		4,477,737
U.S. Treasury Notes - 9.6%
0.375%, 1/31/16	600,000	600,133
2.000%, 1/31/16	800,000	801,196
4.500%, 2/15/16	200,000	201,081
		1,602,410
Total U.S. Government and Agency
Obligations (Cost $15,815,971)		15,815,971
	Shares
INVESTMENT COMPANIES - 4.9%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	818,315	818,315
Total Investment Companies
(Cost $818,315)		818,315
TOTAL INVESTMENTS - 99.8% (Cost $16,634,286**)		16,634,286
NET OTHER ASSETS AND LIABILITIES - 0.2%		29,818
TOTAL NET ASSETS - 100.0%		$16,664,104

**	Aggregate cost for Federal tax purposes was $16,634,286.
(A)	Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 1.7%
ABSC Long Beach Home Equity Loan Trust,
Series 2000-LB1, Class AF5 (A), 8.55%,
9/21/30	$652,045	$679,073
CarMax Auto Owner Trust, Series 2015-1, Class
A2, 0.88%, 3/15/18	735,436	734,897
Ford Credit Auto Owner Trust, Series 2014-A,
Class A3, 0.79%, 5/15/18	526,280	525,755
GreatAmerica Leasing Receivables, Series
2015-1, Class A2 (B), 1.12%, 6/20/17	499,306	498,362
Hyundai Auto Receivables Trust, Series 2014-A,
Class A3, 0.79%, 7/16/18	144,139	143,812
John Deere Owner Trust, Series 2014-B, Class
A2A, 0.54%, 7/17/17	374,116	373,810
Volkswagen Auto Lease Trust, Series 2014-A,
Class A3, 0.8%, 4/20/17	722,570	720,575
Total Asset Backed Securities
(Cost $3,671,683)		3,676,284
COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.0%
Fannie Mae REMICS, Series 2015-12, Class NI,
IO, 3.5%, 3/25/30	3,604,472	443,535
Fannie Mae REMICS, Series 2005-79, Class LT,
IO, 5.5%, 9/25/35	786,128	881,680
Freddie Mac REMICS, Series 4066, Class DI, IO,
3%, 6/15/27	4,572,702	452,068
Government National Mortgage Association,
Series 2015-53, Class IL, IO, 3%, 9/20/44	3,153,247	473,927
Total Collateralized Mortgage
Obligations (Cost $2,340,681)		2,251,210
COMMERCIAL MORTGAGE-BACKED
SECURITIES - 1.9%
Bear Stearns Commercial Mortgage Securities
Trust, Series 2007-PW17, Class A1A (A),
5.65%, 6/11/50	971,944	1,020,827
FREMF Mortgage Trust, Series 2012-K708,
Class B (A) (B), 3.754%, 2/25/45	1,000,000	1,018,003
FREMF Mortgage Trust, Series 2011-K701,
Class C (A) (B), 4.286%, 7/25/48	1,000,000	1,029,805
JP Morgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP8, Class A4,
5.399%, 5/15/45	1,016,462	1,022,314
Total Commercial Mortgage-Backed
Securities (Cost $4,200,072)		4,090,949
CORPORATE NOTES AND BONDS - 30.6%
Consumer Discretionary - 4.6%
AARP Inc. (B) (C), 7.5%, 5/1/31	2,000,000	2,650,470
Advance Auto Parts Inc., 4.5%, 12/1/23	1,000,000	1,019,626
AutoZone Inc., 1.3%, 1/13/17	1,500,000	1,498,010
CCO Safari II LLC (B), 4.464%, 7/23/22	800,000	797,208
DR Horton Inc., 3.75%, 3/1/19	475,000	475,000
ERAC USA Finance LLC (B), 6.7%, 6/1/34	1,000,000	1,179,465
Expedia Inc. (B), 5%, 2/15/26	300,000	292,781
GLP Capital L.P. / GLP Financing II Inc., 4.875%,
11/1/20	253,000	247,940
Harman International Industries Inc., 4.15%,
5/15/25	400,000	383,361
McDonald’s Corp., MTN, 4.875%, 12/9/45	400,000	402,436
Priceline Group Inc./The, 3.65%, 3/15/25	300,000	291,979
Sirius XM Radio Inc. (B), 6%, 7/15/24	350,000	365,750
Toll Brothers Finance Corp., 4%, 12/31/18	500,000	510,000
		10,114,026
Consumer Staples - 1.0%
CVS Health Corp. (B), 4.75%, 12/1/22	1,060,000	1,135,799
CVS Health Corp., 5.125%, 7/20/45	1,000,000	1,053,431
		2,189,230
Energy - 3.6%
Antero Resources Corp. (B), 5.625%, 6/1/23	300,000	234,000
Energy Transfer Partners L.P., 5.2%, 2/1/22	1,000,000	934,255
Enterprise Products Operating LLC, 3.75%,
2/15/25	750,000	686,030
Freeport-McMoran Oil & Gas LLC / FCX Oil &
Gas Inc., 6.75%, 2/1/22	1,250,000	768,750
Helmerich & Payne International Drilling Co.,
4.65%, 3/15/25	400,000	400,181
Hess Corp., 7.875%, 10/1/29	960,000	1,048,648
Marathon Oil Corp., 2.7%, 6/1/20	300,000	264,523
Marathon Petroleum Corp., 2.7%, 12/14/18	400,000	395,537
Transocean Inc. (D), 7.5%, 4/15/31	840,000	478,800
Valero Energy Corp., 7.5%, 4/15/32	2,000,000	2,203,518
Williams Partners L.P. / ACMP Finance Corp.,
4.875%, 5/15/23	450,000	364,799
		7,779,041
Financials - 6.6%
AerCap Ireland Captial Ltd. / AerCap Global
Aviation Trust (D), 3.75%, 5/15/19	400,000	399,500
Affiliated Managers Group Inc., 4.25%,
2/15/24	1,500,000	1,515,195
Air Lease Corp., 3.875%, 4/1/21	500,000	502,500
Air Lease Corp., 3.75%, 2/1/22	700,000	687,556
American International Group Inc., 3.875%,
1/15/35	800,000	705,626
Apollo Management Holdings L.P. (B), 4%,
5/30/24	720,000	711,026
Fifth Third Bancorp, 2.3%, 3/1/19	500,000	501,171
Glencore Funding LLC (B), 3.125%, 4/29/19	525,000	438,375

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued
Financials - continued
Goldman Sachs Group Inc./The, 5.75%,
1/24/22	$1,500,000	$1,705,831
Huntington National Bank/The, 2.4%, 4/1/20	1,000,000	986,975
JPMorgan Chase & Co., 3.125%, 1/23/25	900,000	875,521
Liberty Mutual Group Inc. (B), 4.25%, 6/15/23	1,000,000	1,016,068
Morgan Stanley, 2.65%, 1/27/20	1,000,000	997,281
Regions Bank, 2.25%, 9/14/18	250,000	249,737
Synchrony Financial, 3.75%, 8/15/21	1,100,000	1,098,797
Wells Fargo & Co., MTN, 3%, 2/19/25	1,000,000	972,659
Welltower Inc., 4.5%, 1/15/24	1,000,000	1,023,025
		14,386,843
Health Care - 1.1%
Actavis Funding SCS (D), 4.55%, 3/15/35	435,000	422,758
Cardinal Health Inc., 1.95%, 6/15/18	800,000	797,917
Forest Laboratories Inc. (B), 5%, 12/15/21	250,000	271,651
Gilead Sciences Inc., 4.75%, 3/1/46	450,000	455,411
HCA Inc., 3.75%, 3/15/19	500,000	503,750
		2,451,487
Industrials - 6.1%
ADT Corp./The, 4.125%, 4/15/19	475,000	488,656
Boeing Co./The, 8.625%, 11/15/31	760,000	1,107,521
Boeing Co./The, 6.875%, 10/15/43	1,380,000	1,854,339
Burlington Northern Santa Fe LLC, 8.125%,
4/15/20	2,000,000	2,404,258
CRH America Inc. (B), 3.875%, 5/18/25	300,000	297,907
FedEx Corp., 4.75%, 11/15/45	1,000,000	990,764
Hertz Corp./The, 7.5%, 10/15/18	400,000	408,000
International Lease Finance Corp., 8.875%,
9/1/17	400,000	435,500
Lockheed Martin Corp., 7.65%, 5/1/16	1,450,000	1,482,189
Norfolk Southern Corp., 5.59%, 5/17/25	1,268,000	1,449,817
Norfolk Southern Corp., 7.05%, 5/1/37	1,400,000	1,761,011
United Rentals North America Inc., 4.625%,
7/15/23	350,000	349,125
Verisk Analytics Inc., 4%, 6/15/25	300,000	291,391
		13,320,478
Information Technology - 1.6%
Analog Devices Inc., 5.3%, 12/15/45	600,000	618,137
Autodesk Inc., 4.375%, 6/15/25	300,000	294,664
Broadridge Financial Solutions Inc., 3.95%,
9/1/20	1,000,000	1,036,455
First Data Corp. (B), 6.75%, 11/1/20	400,000	419,500
Fiserv Inc., 2.7%, 6/1/20	300,000	297,511
Hewlett-Packard Enterprise Co. (B), 6.35%,
10/15/45	300,000	284,803
Visa Inc., 3.15%, 12/14/25	500,000	500,618
		3,451,688
Materials - 1.1%
Westvaco Corp., 8.2%, 1/15/30	1,000,000	1,295,816
Weyerhaeuser Co., 7.375%, 3/15/32	848,000	1,009,106
		2,304,922
Telecommunication Services - 1.0%
Frontier Communications Corp. (B), 11%,
9/15/25	600,000	594,000
Verizon Communications Inc., 3.45%, 3/15/21	500,000	511,545
Verizon Communications Inc., 5.15%, 9/15/23	626,000	688,178
Verizon Communications Inc., 4.4%, 11/1/34	300,000	276,789
		2,070,512
Utilities - 3.9%
Indianapolis Power & Light Co. (B) (C), 6.05%,
10/1/36	1,000,000	1,209,889
Interstate Power & Light Co., 6.25%, 7/15/39	1,925,000	2,420,505
Sierra Pacific Power Co., Series M, 6%, 5/15/16	1,250,000	1,272,007
Southwestern Electric Power Co., Series E,
5.55%, 1/15/17	1,165,000	1,204,110
Wisconsin Electric Power Co., 6.5%, 6/1/28	2,000,000	2,467,788
		8,574,299
Total Corporate Notes and Bonds
(Cost $64,958,822)		66,642,526
LONG TERM MUNICIPAL BONDS - 1.5%
General - 1.5%
East Baton Rouge Sewerage Commission
Revenue, 6.087%, 2/1/45	1,000,000	1,099,290
Kansas Development Finance Authority
Revenue, 6.6%, 10/1/39	500,000	566,130
State of Iowa Revenue, 6.75%, 6/1/34	1,000,000	1,133,760
West Contra Costa Unified School District,
General Obligation, 8.46%, 8/1/34	500,000	590,345
Total Long Term Municipal Bonds
(Cost $3,420,284)		3,389,525
MORTGAGE BACKED SECURITIES - 24.7%
Fannie Mae - 14.9%
5.5%, 4/1/16 Pool # 745444	6,526	6,538
6%, 5/1/16 Pool # 582558	2,183	2,190
5.5%, 9/1/17 Pool # 657335	16,361	16,692
5.5%, 2/1/18 Pool # 673194	85,411	87,596
5%, 5/1/20 Pool # 813965	394,025	415,051
4.5%, 9/1/20 Pool # 835465	296,572	310,559
6%, 5/1/21 Pool # 253847	62,692	70,746
3.5%, 8/1/29 Pool # MA2003	1,493,545	1,565,684
7%, 12/1/29 Pool # 762813	64,074	67,304
7%, 11/1/31 Pool # 607515	38,566	44,203

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - continued
Fannie Mae - continued
6.5%, 3/1/32 Pool # 631377	$63,233	$72,266
7%, 5/1/32 Pool # 644591	20,984	23,257
6.5%, 6/1/32 Pool # 545691	477,033	557,504
5%, 10/1/33 Pool # 254903	786,488	869,950
5.5%, 11/1/33 Pool # 555880	630,699	708,785
5%, 6/1/34 Pool # 778891	178,928	197,931
7%, 7/1/34 Pool # 792636	39,566	41,226
4%, 2/1/35 Pool # MA2177	2,322,670	2,482,737
5%, 8/1/35 Pool # 829670	698,118	769,641
5%, 9/1/35 Pool # 820347	901,771	1,013,395
5%, 9/1/35 Pool # 835699	785,505	883,024
5%, 11/1/35 Pool # 844809	278,139	306,741
5%, 12/1/35 Pool # 850561	318,161	350,943
5.5%, 10/1/36 Pool # 901723	861,401	959,483
6.5%, 10/1/36 Pool # 894118	446,553	510,341
6%, 11/1/36 Pool # 902510	719,181	825,218
5.5%, 5/1/37 Pool # 928292	412,680	466,334
6%, 10/1/37 Pool # 947563	807,803	926,477
6.5%, 8/1/38 Pool # 987711	1,190,639	1,424,533
4.5%, 8/1/40 Pool # AD8243	517,258	559,324
4%, 1/1/41 Pool # AB2080	2,192,260	2,329,549
5.5%, 7/1/41 Pool # AL6588	2,071,704	2,322,377
4%, 9/1/41 Pool # AJ1406	1,890,456	2,006,840
3.5%, 6/1/42 Pool # AO4136	2,403,276	2,484,584
4%, 6/1/42 Pool # MA1087	645,389	684,716
3.5%, 8/1/42 Pool # AP2133	1,011,314	1,045,513
3.5%, 9/1/42 Pool # AB6228	1,675,363	1,731,650
4.5%, 2/1/45 Pool # MA2193	1,510,812	1,636,608
4%, 7/1/45 Pool # MA2342	720,485	762,928
3.5%, 8/1/45 Pool # AS5645	974,506	1,006,249
		32,546,687
Freddie Mac - 9.7%
5%, 5/1/18 Pool # E96322	175,328	181,329
3%, 8/1/27 Pool # J19899	1,999,532	2,068,014
8%, 6/1/30 Pool # C01005	20,240	22,794
7%, 3/1/31 Pool # C48129	60,108	61,703
5%, 7/1/33 Pool # A11325	590,305	655,437
5.5%, 11/1/34 Pool # A28282	1,149,273	1,291,686
5%, 4/1/35 Pool # A32509	141,882	154,920
5%, 4/1/35 Pool # A32316	439,185	485,099
5%, 4/1/35 Pool # A32315	351,016	388,178
5%, 4/1/35 Pool # A32314	169,137	184,566
5%, 1/1/37 Pool # A56371	541,210	591,948
5%, 2/1/39 Pool # G05572	708,854	780,395
4%, 10/1/41 Pool # Q04092	1,052,093	1,116,354
3%, 9/1/42 Pool # C04233	2,862,911	2,864,846
3%, 4/1/43 Pool #V80025	2,498,358	2,499,887
3%, 4/1/43 Pool #V80026	2,488,706	2,490,228
3.5%, 8/1/44 Pool # Q27927	862,317	889,278
4%, 5/1/45 Pool # G08642	1,876,606	1,984,285
3%, 7/1/45 Pool # G08653	983,601	982,778
3.5%, 8/1/45 Pool # Q35614	1,472,189	1,518,327
		21,212,052
Ginnie Mae - 0.1%
6.5%, 2/20/29 Pool # 2714	78,187	90,547
6.5%, 4/20/31 Pool # 3068	55,254	64,803
		155,350
Total Mortgage Backed Securities
(Cost $52,376,861)		53,914,089
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 36.2%
Federal Farm Credit Bank - 1.4%
5.875%, 10/3/16	3,000,000	3,116,145
U.S. Treasury Bonds - 7.0%
6.625%, 2/15/27	6,600,000	9,359,110
4.500%, 5/15/38	4,000,000	5,135,936
3.000%, 5/15/45	750,000	746,573
		15,241,619
U.S. Treasury Notes - 27.8%
3.125%, 1/31/17	3,500,000	3,583,944
2.375%, 7/31/17	5,250,000	5,360,743
0.750%, 10/31/17	7,000,000	6,962,816
4.250%, 11/15/17	5,500,000	5,822,481
2.750%, 2/15/19	7,250,000	7,554,442
3.375%, 11/15/19	13,000,000	13,881,556
2.625%, 11/15/20	6,500,000	6,753,396
2.000%, 11/15/21	7,000,000	7,020,510
2.750%, 11/15/23	3,500,000	3,652,716
		60,592,604
Total U.S. Government and Agency
Obligations (Cost $74,601,875)		78,950,368

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Core Bond Fund Portfolio of Investments - continued

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 1.2%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	2,611,975	$2,611,975
Total Short-Term Investments
(Cost $2,611,975)		2,611,975
TOTAL INVESTMENTS - 98.8% (Cost $208,182,253**)		215,526,926
NET OTHER ASSETS AND LIABILITIES - 1.2%		2,551,170
TOTAL NET ASSETS - 100.0%		$218,078,096

**	Aggregate cost for Federal tax purposes was $208,182,253.
(A)	Floating rate or variable rate note. Rate shown is as of December 31, 2015.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.6% of total net assets.
MTN	Medium Term Note.

Holdings of Open Futures Contracts

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
90 Day Euro Futures	March 2016	1	Long	$122
				$122

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 88.6%
Consumer Discretionary - 26.4%
Auto Components - 2.5%
Goodyear Tire & Rubber Co./The, 7%, 5/15/22	$500,000	$535,625
Lear Corp., 5.25%, 1/15/25	200,000	203,500
		739,125
Hotels, Restaurants & Leisure - 5.8%
Isle of Capri Casinos Inc., 5.875%, 3/15/21	300,000	306,000
New Red Finance Inc. (A) (B), 6%, 4/1/22	400,000	412,000
Pinnacle Entertainment Inc., 8.75%, 5/15/20	300,000	312,375
Pinnacle Entertainment Inc., 7.5%, 4/15/21	200,000	208,500
Scientific Games International Inc. (C), 6.25%,
9/1/20	300,000	141,000
Viking Cruises Ltd. (A) (B), 8.5%, 10/15/22	375,000	355,313
		1,735,188
Media - 16.7%
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	85,000
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.125%, 5/1/23	350,000	350,000
Cequel Communications Holdings I LLC /
Cequel Capital Corp. (A), 6.375%, 9/15/20	200,000	195,500
DISH DBS Corp., 5.125%, 5/1/20	500,000	495,000
DISH DBS Corp., 5.875%, 11/15/24	100,000	89,000
Gray Television Inc., 7.5%, 10/1/20	400,000	411,000
Lamar Media Corp., 5.875%, 2/1/22	500,000	525,000
Mediacom Broadband LLC / Mediacom
Broadband Corp., 6.375%, 4/1/23	400,000	391,000
Outfront Media Capital LLC / Outfront Media
Capital Corp., 5.25%, 2/15/22	150,000	153,375
Outfront Media Capital LLC / Outfront Media
Capital Corp., 5.625%, 2/15/24	500,000	513,750
Sinclair Television Group Inc., 5.375%, 4/1/21	150,000	150,375
Sinclair Television Group Inc., 6.125%, 10/1/22	250,000	255,000
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	245,000
Univision Communications Inc. (A), 6.75%,
9/15/22	452,000	468,385
UPCB Finance VI Ltd. (A) (B), 6.875%, 1/15/22	315,000	333,112
WMG Acquisition Corp. (A), 6.75%, 4/15/22	400,000	346,000
		5,006,497
Specialty Retail - 1.4%
CST Brands Inc., 5%, 5/1/23	150,000	148,500
Penske Automotive Group Inc., 5.75%,
10/1/22	250,000	256,875
		405,375
		7,886,185
Consumer Staples - 4.7%
Cott Beverages Inc., 5.375%, 7/1/22	250,000	245,000
Dole Food Co. Inc. (A), 7.25%, 5/1/19	500,000	495,000
First Quality Finance Co. Inc. (A) (C), 4.625%,
5/15/21	400,000	364,000
Post Holdings Inc. (A), 6.75%, 12/1/21	100,000	102,000
Post Holdings Inc. (A), 6%, 12/15/22	200,000	196,000
		1,402,000
Energy - 3.0%
Hornbeck Offshore Services Inc., 5.875%,
4/1/20	400,000	276,000
Jupiter Resources Inc. (A) (B), 8.5%, 10/1/22	200,000	80,000
Rice Energy Inc., 6.25%, 5/1/22	500,000	360,000
Unit Corp. (C), 6.625%, 5/15/21	250,000	180,000
		896,000
Financials - 3.5%
Ally Financial Inc., 3.75%, 11/18/19	400,000	394,500
Equinix Inc., 5.875%, 1/15/26	100,000	103,000
Iron Mountain Inc., 6%, 8/15/23	200,000	207,000
Iron Mountain Inc., 5.75%, 8/15/24	150,000	144,750
Quicken Loans Inc. (A), 5.75%, 5/1/25	200,000	190,500
		1,039,750
Health Care - 9.2%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	500,000	467,500
Alere Inc. (A), 6.375%, 7/1/23	250,000	233,750
CHS/Community Health Systems Inc., 6.875%,
2/1/22	250,000	237,187
Grifols Worldwide Operations Ltd. (B), 5.25%,
4/1/22	250,000	251,250
HCA Inc., 5.875%, 2/15/26	100,000	100,375
Jaguar Holding Co. II / Pharmaceutical Product
Development LLC (A), 6.375%, 8/1/23	100,000	97,500
Mallinckrodt International Finance S.A. (B),
4.75%, 4/15/23	300,000	265,500
Mallinckrodt International Finance S.A. /
Mallinckrodt CB LLC (A) (B), 4.875%, 4/15/20	500,000	481,250
MPH Acquisition Holdings LLC (A), 6.625%,
4/1/22	200,000	200,500
Surgical Care Affiliates Inc. (A), 6%, 4/1/23	250,000	243,750
Valeant Pharmaceuticals International Inc. (A)
(B), 5.625%, 12/1/21	200,000	184,000
		2,762,562

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

High Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued
Industrials - 15.9%
ACCO Brands Corp., 6.75%, 4/30/20	$300,000	$309,000
Ashtead Capital Inc. (A), 6.5%, 7/15/22	500,000	521,250
Avis Budget Car Rental LLC / Avis Budget
Finance Inc. (A), 5.25%, 3/15/25	250,000	236,875
Bombardier Inc. (A) (B), 6.125%, 1/15/23	200,000	138,000
Building Materials Corp. of America (A),
5.375%, 11/15/24	250,000	249,375
Clean Harbors Inc., 5.125%, 6/1/21	150,000	151,875
Covanta Holding Corp., 5.875%, 3/1/24	500,000	452,500
FTI Consulting Inc., 6%, 11/15/22	500,000	523,750
Griffon Corp., 5.25%, 3/1/22	300,000	286,125
Hertz Corp./The, 5.875%, 10/15/20	450,000	464,063
Nielsen Finance LLC / Nielsen Finance Co. (A),
5%, 4/15/22	420,000	414,750
Nortek Inc., 8.5%, 4/15/21	250,000	259,400
TransDigm Inc., 5.5%, 10/15/20	200,000	193,500
United Rentals North America Inc., 8.25%,
2/1/21	81,000	84,746
United Rentals North America Inc., 7.625%,
4/15/22	250,000	267,175
West Corp. (A), 5.375%, 7/15/22	250,000	215,625
		4,768,009
Information Technology - 6.6%
Alliance Data Systems Corp. (A), 6.375%,
4/1/20	400,000	404,000
Belden Inc. (A), 5.5%, 9/1/22	500,000	481,250
First Data Corp. (A), 6.75%, 11/1/20	100,000	104,875
First Data Corp. (A), 5.75%, 1/15/24	250,000	246,250
Hughes Satellite Systems Corp., 6.5%, 6/15/19	225,000	242,438
Plantronics Inc. (A), 5.5%, 5/31/23	200,000	199,000
ViaSat Inc., 6.875%, 6/15/20	300,000	311,250
		1,989,063
Materials - 7.1%
Ardagh Packaging Finance PLC / Ardagh
Holdings USA Inc. (A) (B), 9.125%, 10/15/20	300,000	307,500
Berry Plastics Corp., 5.125%, 7/15/23	250,000	243,125
Boise Cascade Co., 6.375%, 11/1/20	600,000	618,000
Reynolds Group Issuer Inc. / Reynolds Group
Issuer LLC / Reynolds Group Issuer Lu, 5.75%,
10/15/20	400,000	406,876
Sealed Air Corp. (A), 5.125%, 12/1/24	400,000	400,000
Tronox Finance LLC, 6.375%, 8/15/20	250,000	150,450
		2,125,951
Telecommunication Services - 4.7%
Altice S.A. (A) (B), 7.625%, 2/15/25	400,000	345,000
CenturyLink Inc., 5.625%, 4/1/20	200,000	197,750
GCI Inc., 6.875%, 4/15/25	250,000	255,625
Intelsat Luxembourg S.A. (B), 7.75%, 6/1/21	100,000	46,750
SBA Telecommunications Inc., 5.75%, 7/15/20	300,000	312,000
T-Mobile USA Inc., 6.633%, 4/28/21	150,000	155,625
T-Mobile USA Inc., 6.5%, 1/15/26	100,000	100,949
		1,413,699
Utilities - 7.5%
AES Corp., 5.5%, 4/15/25	200,000	176,500
AmeriGas Finance LLC / AmeriGas Finance
Corp., 7%, 5/20/22	250,000	241,875
AmeriGas Partners L.P. / AmeriGas Finance
Corp., 6.25%, 8/20/19	500,000	480,000
Dynegy Inc., 7.625%, 11/1/24	150,000	128,220
Ferrellgas L.P. / Ferrellgas Finance Corp., 6.75%,
1/15/22	400,000	337,000
NRG Energy Inc., 6.25%, 7/15/22	300,000	255,600
NRG Energy Inc., 6.25%, 5/1/24	200,000	168,040
Suburban Propane Partners L.P. / Suburban
Energy Finance Corp., 7.375%, 8/1/21	227,000	217,920
Talen Energy Supply LLC (A), 4.625%, 7/15/19	300,000	225,000
		2,230,155
Total Corporate Notes and Bonds
(Cost $27,872,543)		26,513,374
	Shares
SHORT-TERM INVESTMENTS - 10.1%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	3,020,241	3,020,241
Total Short-Term Investments
(Cost $3,020,241)		3,020,241
TOTAL INVESTMENTS - 98.7% (Cost $30,892,784**)		29,533,615
NET OTHER ASSETS AND LIABILITIES - 1.3%		383,971
TOTAL NET ASSETS - 100.0%		$29,917,586

**	Aggregate cost for Federal tax purposes was $30,892,784.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 10.7% of total net assets.
(C)	Illiquid security (See Note 2).
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 54.6%
Consumer Discretionary - 5.5%
Home Depot Inc./The	43,000	$5,686,750
McDonald’s Corp.	71,000	8,387,940
Omnicom Group Inc.	36,000	2,723,760
		16,798,450
Consumer Staples - 10.5%
Coca-Cola Co./The	101,500	4,360,440
General Mills Inc.	70,000	4,036,200
Hershey Co./The	20,000	1,785,400
JM Smucker Co./The	42,500	5,241,950
Mondelez International Inc., Class A	71,000	3,183,640
Nestle S.A., ADR	56,500	4,204,730
PepsiCo Inc.	31,500	3,147,480
Procter & Gamble Co./The	78,500	6,233,685
		32,193,525
Energy - 3.8%
Chevron Corp.	36,500	3,283,540
Exxon Mobil Corp.	58,000	4,521,100
Occidental Petroleum Corp.	19,000	1,284,590
Schlumberger Ltd.	35,000	2,441,250
		11,530,480
Financials - 8.2%
BB&T Corp.	73,000	2,760,130
MetLife Inc.	52,000	2,506,920
Northern Trust Corp.	34,500	2,487,105
Travelers Cos. Inc./The	66,000	7,448,760
US Bancorp	107,000	4,565,690
Wells Fargo & Co.	97,000	5,272,920
		25,041,525
Health Care - 7.1%
Amgen Inc.	16,000	2,597,280
Johnson & Johnson	57,500	5,906,400
Medtronic PLC	47,500	3,653,700
Merck & Co. Inc.	72,000	3,803,040
Pfizer Inc.	185,000	5,971,800
		21,932,220
Industrials - 8.4%
3M Co.	12,000	1,807,680
Boeing Co./The	38,000	5,494,420
General Electric Co.	212,000	6,603,800
United Parcel Service Inc., Class B	52,500	5,052,075
United Technologies Corp.	39,000	3,746,730
Waste Management Inc.	60,500	3,228,885
		25,933,590
Information Technology - 7.2%
Accenture PLC, Class A	56,500	5,904,250
Automatic Data Processing Inc.	21,000	1,779,120
Cisco Systems Inc.	68,000	1,846,540
Linear Technology Corp.	70,500	2,994,135
Microsoft Corp.	106,000	5,880,880
Texas Instruments Inc.	69,000	3,781,890
		22,186,815
Materials - 1.0%
Praxair Inc.	30,000	3,072,000
Telecommunication Service - 1.6%
Verizon Communications Inc.	108,000	4,991,760
Utilities - 1.3%
Duke Energy Corp.	57,000	4,069,230
Total Common Stocks
(Cost $122,633,868)		167,749,595
	Par Value
ASSET BACKED SECURITIES - 1.4%
ABSC Long Beach Home Equity Loan Trust,
Series 2000-LB1, Class AF5 (A), 8.55%,
9/21/30	$599,648	624,505
Ally Master Owner Trust, Series 2014-4, Class
A2, 1.43%, 6/17/19	550,000	548,027
CarMax Auto Owner Trust, Series 2015-1, Class
A2, 0.88%, 3/15/18	551,577	551,173
CNH Equipment Trust, Series 2014-A, Class A3,
0.84%, 5/15/19	359,367	358,142
Ford Credit Auto Owner Trust, Series 2014-A,
Class A3, 0.79%, 5/15/18	339,536	339,197
Hyundai Auto Receivables Trust, Series 2014-A,
Class A3, 0.79%, 7/16/18	164,731	164,357
Mercedes-Benz Auto Lease Trust, Series 2014-
A, Class A4, 0.9%, 12/16/19	725,000	724,371
Santander Drive Auto Receivables Trust, Series
2013-3 Class B, 1.19%, 5/15/18	175,963	175,896
Santander Drive Auto Receivables Trust, Series
2013-5, Class C, 2.25%, 6/17/19	500,000	501,784
Volkswagen Auto Lease Trust, Series 2014-A,
Class A3, 0.8%, 4/20/17	213,778	213,188
Volvo Financial Equipment LLC, Series 2014-
1A, Class A3 (B), 0.82%, 4/16/18	247,752	247,036
Total Asset Backed Securities
(Cost $4,450,179)		4,447,676

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
COLLATERALIZED MORTGAGE
OBLIGATION - 0.3%
Fannie Mae REMICS, Series 2005-79, Class LT,
5.5%, 9/25/35	$717,342	$804,533
Total Collateralized Mortgage
Obligations (Cost $799,663)		804,533
COMMERCIAL MORTGAGE-BACKED
SECURITIES - 0.6%
Bear Stearns Commercial Mortgage Securities
Trust, Series 2007-PW17, Class A1A (A),
5.65%, 6/11/50	372,578	391,317
FREMF Mortgage Trust, Series 2012-K708,
Class B (A) (B), 3.886%, 2/25/45	700,000	712,602
FREMF Mortgage Trust, Series 2011-K701,
Class C (A) (B), 4.436%, 7/25/48	750,000	772,354
Total Commercial Mortgage-Backed
Securities (Cost $1,917,961)		1,876,273
CORPORATE NOTES AND BONDS - 15.6%
Consumer Discretionary - 2.5%
AARP Inc. (B) (C), 7.5%, 5/1/31	2,000,000	2,650,470
CCO Safari II LLC (B), 4.464%, 7/23/22	600,000	597,906
ERAC USA Finance LLC (B), 6.7%, 6/1/34	1,850,000	2,182,010
GLP Capital L.P. / GLP Financing II Inc., 4.875%,
11/1/20	450,000	441,000
Royal Caribbean Cruises Ltd. (D), 7.25%,
6/15/16	1,600,000	1,633,328
		7,504,714
Consumer Staples - 0.2%
CVS Health Corp., 5.125%, 7/20/45	400,000	421,372
Mead Johnson Nutrition Co., 3%, 11/15/20	250,000	249,925
		671,297
Energy - 2.2%
Antero Resources Corp. (B), 5.625%, 6/1/23	200,000	156,000
ConocoPhillips, 6.65%, 7/15/18	1,500,000	1,658,418
Energy Transfer Partners L.P., 5.2%, 2/1/22	600,000	560,553
Enterprise Products Operating LLC, 3.75%,
2/15/25	400,000	365,883
Freeport-McMoran Oil & Gas LLC/FCX Oil &
Gas Inc., 6.75%, 2/1/22	500,000	307,500
Hess Corp., 7.875%, 10/1/29	1,150,000	1,256,192
Phillips 66, 4.65%, 11/15/34	500,000	468,633
Schlumberger Holdings Corp. (B), 4%,
12/21/25	400,000	394,712
Transocean Inc. (D), 6%, 3/15/18	750,000	667,500
Transocean Inc. (D), 7.5%, 4/15/31	430,000	245,100
Williams Partners L.P. / ACMP Finance Corp.,
4.875%, 5/15/23	750,000	607,999
		6,688,490
Financials - 1.5%
Air Lease Corp., 3.75%, 2/1/22	500,000	491,112
Goldman Sachs Group Inc./The, 5.75%,
1/24/22	975,000	1,108,790
Huntington National Bank/The, 2.2%, 4/1/19	1,200,000	1,191,108
Morgan Stanley, 2.8%, 6/16/20	500,000	501,590
Synchrony Financial, 3.75%, 8/15/21	600,000	599,344
Welltower Inc., 4.5%, 1/15/24	725,000	741,693
		4,633,637
Health Care - 2.0%
AbbVie Inc., 2%, 11/6/18	1,200,000	1,194,656
Actavis Funding SCS (D), 4.75%, 3/15/45	300,000	292,514
Amgen Inc., 5.85%, 6/1/17	2,000,000	2,114,912
HCA Inc., 3.75%, 3/15/19	300,000	302,250
UnitedHealth Group Inc., 2.875%, 3/15/23	1,000,000	989,372
Wyeth LLC, 6.5%, 2/1/34	1,100,000	1,371,539
		6,265,243
Industrials - 2.3%
Boeing Co./The, 8.625%, 11/15/31	350,000	510,043
Boeing Co./The, 6.875%, 10/15/43	620,000	833,109
Burlington Northern Santa Fe LLC, 8.125%,
4/15/20	1,365,000	1,640,906
FedEx Corp., 4.75%, 11/15/45	500,000	495,382
International Lease Finance Corp., 8.875%,
9/1/17	450,000	489,938
Lockheed Martin Corp., 7.65%, 5/1/16	780,000	797,315
Norfolk Southern Corp., 5.59%, 5/17/25	957,000	1,094,223
Norfolk Southern Corp., 7.05%, 5/1/37	1,050,000	1,320,758
		7,181,674
Information Technology - 0.5%
Analog Devices Inc., 5.3%, 12/15/45	350,000	360,580
Intel Corp., 4.9%, 7/29/45	400,000	422,785
Thomson Reuters Corp. (D), 4.3%, 11/23/23	600,000	612,701
		1,396,066
Materials - 0.4%
Westvaco Corp., 8.2%, 1/15/30	1,025,000	1,328,212
Telecommunication Services - 1.7%
AT&T Inc., 4.75%, 5/15/46	500,000	457,798
Comcast Cable Communications Holdings Inc.,
9.455%, 11/15/22	1,780,000	2,457,536
Frontier Communications Corp. (B), 11%,
9/15/25	400,000	396,000
Harris Corp., 5.054%, 4/27/45	500,000	489,583
Verizon Communications Inc., 5.15%, 9/15/23	1,260,000	1,385,151
		5,186,068

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued
Utilities - 2.3%
Indianapolis Power & Light Co. (B) (C), 6.05%,
10/1/36	$1,555,000	$1,881,377
Interstate Power & Light Co., 6.25%, 7/15/39	1,365,000	1,716,358
Nevada Power Co., Series R, 6.75%, 7/1/37	1,600,000	2,029,576
Sierra Pacific Power Co., Series M, 6%, 5/15/16	474,000	482,345
Southwestern Electric Power Co., Series E,
5.55%, 1/15/17	835,000	863,032
		6,972,688
Total Corporate Notes and Bonds
(Cost $45,144,257)		47,828,089
LONG TERM MUNICIPAL BONDS - 1.7%
General - 1.7%
Dallas/Fort Worth International Airport
Revenue, Series G, 5%, 11/1/29	600,000	692,136
District of Columbia Water & Sewer Authority
Revenue, Series A, (ASSURED GTY), 5%,
10/1/34	425,000	462,328
Jacksonville FL Sales Tax Revenue, Series A,
5%, 10/1/29	950,000	1,088,120
Metropolitan Water District of Southern
California Revenue, Series D, 6.538%, 7/1/39	450,000	502,007
Northside Independent School District, General
Obligation, Series B, (PSF-GTD), 5.741%,
8/15/35	850,000	929,330
Rancho Water District Financing Authority
Revenue, Series A, 6.337%, 8/1/40	800,000	900,144
State of Iowa Revenue, 6.75%, 6/1/34	500,000	566,880
Total Long Term Municipal Bonds
(Cost $4,992,861)		5,140,945
MORTGAGE BACKED SECURITIES - 10.1%
Fannie Mae - 6.5%
5.5%, 4/1/16 Pool # 745444	2,522	2,527
6%, 5/1/16 Pool # 582558	4,002	4,015
5%, 12/1/17 Pool # 672243	84,542	87,537
4.5%, 9/1/20 Pool # 835465	182,319	190,918
6%, 5/1/21 Pool # 253847	53,335	60,187
3%, 11/1/26 Pool # AB3902	1,018,126	1,054,238
3%, 5/1/27 Pool # AL1715	787,747	815,696
3.5%, 8/1/29 Pool # MA2003	600,045	629,027
7%, 12/1/29 Pool # 762813	30,006	31,519
7%, 11/1/31 Pool # 607515	38,566	44,203
7%, 5/1/32 Pool # 644591	11,536	12,786
5.5%, 10/1/33 Pool # 254904	233,103	262,008
5.5%, 11/1/33 Pool # 555880	630,699	708,785
5%, 5/1/34 Pool # 780890	859,832	950,546
7%, 7/1/34 Pool # 792636	18,938	19,732
4%, 2/1/35 Pool # MA2177	1,116,668	1,193,624
5%, 9/1/35 Pool # 820347	368,558	414,180
5%, 9/1/35 Pool # 835699	328,803	369,623
5%, 12/1/35 Pool # 850561	133,095	146,809
5.5%, 9/1/36 Pool # 831820	628,940	718,673
6%, 9/1/36 Pool # 831741	596,361	672,975
5.5%, 10/1/36 Pool # 901723	323,025	359,806
5.5%, 12/1/36 Pool # 903059	482,548	548,180
4%, 1/1/41 Pool # AB2080	974,338	1,035,355
5.5%, 7/1/41 Pool # AL6588	1,195,214	1,339,833
4%, 9/1/41 Pool # AJ1406	840,203	891,929
4%, 10/1/41 Pool # AJ4046	871,195	927,548
3.5%, 6/1/42 Pool # AO4134	679,354	702,426
3.5%, 6/1/42 Pool # AO4136	901,229	931,719
3.5%, 8/1/42 Pool # AP2133	842,762	871,261
3%, 2/1/43 Pool # AB8486	1,245,564	1,248,363
3%, 2/1/43 Pool # AL3072	957,235	962,411
4.5%, 2/1/45 Pool # MA2193	853,175	924,214
3.5%, 4/1/45 Pool # MA2229	719,028	742,386
		19,875,039
Freddie Mac - 3.6%
3%, 8/1/27 Pool # J19899	887,626	918,026
8%, 6/1/30 Pool # C01005	16,192	18,235
6.5%, 1/1/32 Pool # C62333	94,262	107,351
5%, 7/1/33 Pool # A11325	590,305	655,437
5%, 4/1/35 Pool # A32314	91,463	99,806
5%, 4/1/35 Pool # A32315	156,744	173,339
5%, 4/1/35 Pool # A32316	150,969	166,752
5%, 4/1/35 Pool # A32509	94,230	102,889
5%, 1/1/37 Pool # A56371	270,605	295,974
5%, 2/1/39 Pool # G05572	341,769	376,262
3.5%, 11/1/40 Pool # G06168	448,658	462,748
4.5%, 9/1/41 Pool # Q03516	850,306	918,103
4%, 10/1/41 Pool # Q04092	1,052,093	1,116,354
3%, 9/1/42 Pool # C04233	1,472,354	1,473,349
3%, 4/1/43 Pool #V80025	999,343	999,955
3%, 4/1/43 Pool #V80026	995,482	996,091
4%, 5/1/45 Pool # G08642	1,125,964	1,190,571
3.5%, 8/1/45 Pool # Q35614	981,460	1,012,218
		11,083,460
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	45,504	53,367
Total Mortgage Backed Securities
(Cost $30,304,342)		31,011,866

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 14.5%
U.S. Treasury Bonds - 1.7%
6.625%, 2/15/27	$2,270,000	$3,218,966
3.000%, 5/15/42	1,000,000	1,006,172
2.500%, 2/15/45	1,250,000	1,121,534
		5,346,672
U.S. Treasury Notes - 12.8%
4.500%, 2/15/16	3,550,000	3,566,756
3.250%, 12/31/16	2,500,000	2,559,180
3.125%, 1/31/17	2,000,000	2,047,968
0.500%, 7/31/17	4,000,000	3,969,688
2.375%, 7/31/17	2,000,000	2,042,188
4.250%, 11/15/17	5,000,000	5,293,165
3.875%, 5/15/18	1,000,000	1,063,906
2.750%, 2/15/19	1,300,000	1,354,590
3.125%, 5/15/19	2,000,000	2,109,922
3.625%, 8/15/19	1,750,000	1,878,926
3.375%, 11/15/19	1,000,000	1,067,812
2.000%, 7/31/20	1,000,000	1,011,484
2.625%, 11/15/20	7,400,000	7,688,481
2.000%, 2/15/22	1,750,000	1,753,145
1.750%, 5/15/22	1,750,000	1,721,358
		39,128,569
Total U.S. Government and Agency
Obligations (Cost $43,233,841)		44,475,241
	Shares
SHORT-TERM INVESTMENTS - 0.8%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	2,313,416	2,313,416
Total Short-Term Investments
(Cost $2,313,416)		2,313,416
TOTAL INVESTMENTS - 99.6% (Cost $255,790,388**)		305,647,634
NET OTHER ASSETS AND LIABILITIES - 0.4%		1,247,937
TOTAL NET ASSETS - 100.0%		$306,895,571

**	Aggregate cost for Federal tax purposes was $256,608,784.
(A)	Floating rate or variable rate note. Rate shown is as of December 31, 2015.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.1% of total net assets.
ADR	American Depositary Receipt.
ASSURED GTY	Assured Guaranty.
PLC	Public Limited Company.
PSF-GTD	Permanent School Fund Guaranteed.
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 92.4%
Consumer Discretionary - 6.7%
Mattel Inc.	244,000	$6,629,480
McDonald’s Corp.	155,000	18,311,700
		24,941,180
Consumer Staples - 14.3%
General Mills Inc.	155,000	8,937,300
JM Smucker Co./The	136,000	16,774,240
Mondelez International Inc., Class A	266,000	11,927,440
Tyson Foods Inc., Class A	291,000	15,519,030
		53,158,010
Energy - 6.2%
Exxon Mobil Corp.	157,500	12,277,125
Occidental Petroleum Corp.	158,000	10,682,380
		22,959,505
Financials - 27.1%
Capital Markets - 1.6%
Bank of New York Mellon Corp./The	142,000	5,853,240
Commercial Banks - 10.0%
Citigroup Inc.	178,000	9,211,500
US Bancorp	242,000	10,326,140
Wells Fargo & Co.	324,000	17,612,640
		37,150,280
Diversified Financial Services - 1.7%
Berkshire Hathaway Inc., Class B*	48,000	6,337,920
Insurance - 13.8%
American International Group Inc.	305,002	18,900,974
Arch Capital Group Ltd.*	87,000	6,068,250
Hartford Financial Services Group Inc./The	241,000	10,473,860
Markel Corp.*	17,600	15,546,960
		50,990,044
		100,331,484
Health Care - 4.8%
Medtronic PLC	78,500	6,038,220
Pfizer Inc.	365,000	11,782,200
		17,820,420
Industrials - 19.5%
Boeing Co./The	47,000	6,795,730
Danaher Corp.	83,000	7,709,040
Expeditors International of Washington Inc.	134,000	6,043,400
General Electric Co.	639,000	19,904,850
Jacobs Engineering Group Inc.*	268,000	11,242,600
Republic Services Inc.	324,000	14,252,760
Rockwell Collins Inc.	70,000	6,461,000
		72,409,380
Information Technology - 7.6%
Cisco Systems Inc.	462,000	12,545,610
Microsoft Corp.	278,000	15,423,440
		27,969,050
Telecommunication Service - 3.6%
T-Mobile U.S. Inc.*	345,000	13,496,400
Utilities - 2.6%
Duke Energy Corp.	137,000	9,780,430
Total Common Stocks
(Cost $289,854,835)		342,865,859
SHORT-TERM INVESTMENTS - 7.9%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	29,283,645	29,283,645
Total Short-Term Investments
(Cost $29,283,645)		29,283,645
TOTAL INVESTMENTS - 100.3% (Cost $319,138,480**)		372,149,504
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(1,255,782)
TOTAL NET ASSETS - 100.0%		$370,893,722

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $319,321,092.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 98.2%
Consumer Discretionary - 19.8%
Amazon.com Inc.*	4,210	$2,845,497
CBS Corp., Class B	100,000	4,713,000
Discovery Communications Inc., Class C*	135,556	3,418,722
Home Depot Inc./The	40,295	5,329,014
Liberty Global PLC*	105,590	4,304,904
McDonald’s Corp.	72,320	8,543,885
Nordstrom Inc.	82,000	4,084,420
Omnicom Group Inc.	81,500	6,166,290
Ross Stores Inc.	58,920	3,170,485
Starbucks Corp.	52,000	3,121,560
TJX Cos. Inc./The	60,860	4,315,583
Walt Disney Co./The	50,540	5,310,743
		55,324,103
Consumer Staples - 8.9%
Costco Wholesale Corp.	25,940	4,189,310
CVS Health Corp.	70,270	6,870,298
Diageo PLC, ADR	37,466	4,086,417
JM Smucker Co./The	43,615	5,379,474
PepsiCo Inc.	44,225	4,418,962
		24,944,461
Energy - 1.7%
Schlumberger Ltd.	67,565	4,712,659
Financials - 4.0%
Brookfield Asset Management Inc., Class A	119,890	3,780,132
McGraw Hill Financial Inc.	29,842	2,941,824
T. Rowe Price Group Inc.	60,000	4,289,400
		11,011,356
Health Care - 22.9%
Amgen Inc.	46,935	7,618,959
Baxalta Inc.	89,305	3,485,574
Baxter International Inc.	89,305	3,406,986
Biogen Inc.*	19,515	5,978,420
Celgene Corp.*	27,000	3,233,520
Express Scripts Holding Co.*	68,415	5,980,155
Gilead Sciences Inc.	84,890	8,590,019
HCA Holdings Inc.*	68,945	4,662,750
Johnson & Johnson	63,500	6,522,720
McKesson Corp.	28,300	5,581,609
Thermo Fisher Scientific Inc.	34,865	4,945,600
Varian Medical Systems Inc.*	50,000	4,040,000
		64,046,312
Industrials - 10.8%
3M Co.	21,137	3,184,078
Boeing Co./The	25,210	3,645,114
Danaher Corp.	38,766	3,600,586
PACCAR Inc.	65,225	3,091,665
Rockwell Collins Inc.	55,665	5,137,879
United Parcel Service Inc., Class B	64,000	6,158,720
W.W. Grainger Inc.	25,930	5,253,159
		30,071,201
Information Technology - 29.0%
Communications Equipment - 1.4%
QUALCOMM Inc.	78,000	3,898,830
Computers & Peripherals - 4.6%
Apple Inc.	120,660	12,700,672
Electronic Equipment, Instruments &
Components - 1.5%
TE Connectivity Ltd.	66,265	4,281,382
Internet Software & Services - 5.0%
Alphabet Inc., Class C*	18,347	13,923,171
IT Services - 6.8%
Accenture PLC, Class A	67,532	7,057,094
PayPal Holdings Inc.*	153,222	5,546,636
Visa Inc., Class A	83,684	6,489,694
		19,093,424
Semiconductors & Semiconductor
Equipment - 1.7%
Linear Technology Corp.	114,510	4,863,240
Software - 8.0%
Microsoft Corp.	224,700	12,466,356
Oracle Corp.	269,632	9,849,657
		22,316,013
		81,076,732
Telecommunication Service - 1.1%
Verizon Communications Inc.	64,245	2,969,404
Total Common Stocks
(Cost $189,191,691)		274,156,228
SHORT-TERM INVESTMENTS - 1.8%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	4,979,898	4,979,898
Total Short-Term Investments
(Cost $4,979,898)		4,979,898
TOTAL INVESTMENTS - 100.0% (Cost $194,171,589**)		279,136,126
NET OTHER ASSETS AND LIABILITIES - 0.0%		137,668
TOTAL NET ASSETS - 100.0%		$279,273,794

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $194,561,616.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 92.3%
Consumer Discretionary - 25.9%
Media - 13.3%
Discovery Communications Inc., Class C*	246,935	$6,227,701
Liberty Global PLC*	183,169	7,467,800
Liberty Ventures*	224,560	10,129,902
Omnicom Group Inc.	94,743	7,168,255
		30,993,658
Specialty Retail - 12.6%
CarMax Inc.*	109,717	5,921,426
Ross Stores Inc.	243,605	13,108,385
Sally Beauty Holdings Inc.*	376,040	10,487,756
		29,517,567
		60,511,225
Consumer Staples - 3.0%
Brown-Forman Corp., Class B	22,598	2,243,529
Hershey Co./The	53,741	4,797,459
		7,040,988
Energy - 3.9%
Oceaneering International Inc.	66,815	2,506,899
World Fuel Services Corp.	172,255	6,624,927
		9,131,826
Financials - 25.5%
Commercial Banks - 4.2%
Glacier Bancorp Inc.	182,263	4,835,437
M&T Bank Corp.	42,103	5,102,042
		9,937,479
Insurance - 15.2%
Arch Capital Group Ltd.*	76,259	5,319,065
Brown & Brown Inc.	365,610	11,736,081
Markel Corp.*	12,805	11,311,297
WR Berkley Corp.	128,712	7,046,982
		35,413,425
Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	25,011	2,424,817
Crown Castle International Corp.	28,760	2,486,302
		4,911,119
Real Estate Management &
Development - 4.0%
Brookfield Asset Management Inc., Class A	295,657	9,322,065
		59,584,088
Health Care - 8.0%
DaVita HealthCare Partners Inc.*	84,110	5,863,308
Laboratory Corp. of America Holdings*	64,891	8,023,123
Perrigo Co. PLC	33,295	4,817,787
		18,704,218
Industrials - 14.7%
Copart Inc.*	252,571	9,600,224
Expeditors International of Washington Inc.	182,660	8,237,966
Fastenal Co.	112,285	4,583,474
IHS Inc., Class A*	53,529	6,339,439
Precision Castparts Corp.	23,440	5,438,314
		34,199,417
Information Technology - 8.0%
Amphenol Corp., Class A	91,411	4,774,396
CDW Corp.	170,916	7,185,309
Motorola Solutions Inc.	98,475	6,740,614
		18,700,319
Materials - 3.3%
Crown Holdings Inc.*	152,114	7,712,180
Total Common Stocks
(Cost $154,228,504)		215,584,261
SHORT-TERM INVESTMENTS - 7.7%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	18,110,219	18,110,219
Total Short-Term Investments
(Cost $18,110,219)		18,110,219
TOTAL INVESTMENTS - 100.0% (Cost $172,338,723**)		233,694,480
NET OTHER ASSETS AND LIABILITIES - 0.0%		(6,308)
TOTAL NET ASSETS - 100.0%		$233,688,172

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $172,587,104.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 96.3%
Consumer Discretionary - 7.8%
Ascena Retail Group Inc.*	6,610	$65,108
Cato Corp./The, Class A	1,990	73,272
DSW Inc., Class A	1,750	41,755
Fred’s Inc., Class A	5,300	86,761
Helen of Troy Ltd.*	710	66,917
Horizon Global Corp.*	788	8,172
Stage Stores Inc.	4,010	36,531
		378,516
Consumer Staples - 1.4%
Post Holdings Inc.*	1,110	68,487
Energy - 6.5%
Dorian LPG Ltd.*	3,810	44,844
Era Group Inc.*	2,340	26,091
RSP Permian Inc.*	3,000	73,170
Scorpio Tankers Inc.	11,900	95,438
SEACOR Holdings Inc.*	1,100	57,816
Tesco Corp.	2,800	20,272
		317,631
Financials - 24.0%
AMERISAFE Inc.	420	21,378
DiamondRock Hospitality Co., REIT	4,409	42,547
Education Realty Trust Inc., REIT	1,733	65,646
First Busey Corp.	2,362	48,728
First Midwest Bancorp Inc.	5,930	109,290
First Niagara Financial Group Inc.	6,207	67,346
Flushing Financial Corp.	2,681	58,017
Great Western Bancorp Inc.	2,900	84,158
Hancock Holding Co.	2,200	55,374
International Bancshares Corp.	4,550	116,935
MB Financial Inc.	2,430	78,659
Northwest Bancshares Inc.	6,780	90,784
Primerica Inc.	1,800	85,014
Solar Capital Ltd.	2,810	46,168
Summit Hotel Properties Inc., REIT	4,310	51,504
Webster Financial Corp.	3,910	145,413
		1,166,961
Health Care - 8.1%
Allscripts Healthcare Solutions Inc.*	6,400	98,432
Amsurg Corp.*	490	37,240
Charles River Laboratories International Inc.*	1,200	96,468
Corvel Corp.*	1,060	46,555
Haemonetics Corp.*	1,950	62,868
ICU Medical Inc.*	170	19,173
Phibro Animal Health Corp., Class A	1,200	36,156
		396,892
Industrials - 32.1%
Aerospace & Defense - 2.3%
Cubic Corp.	2,400	113,400
Commercial Services & Supplies - 10.6%
ACCO Brands Corp.*	9,640	68,733
Essendant Inc.	3,100	100,781
G&K Services Inc., Class A	2,050	128,945
Matthews International Corp., Class A	1,440	76,968
SP Plus Corp.*	3,990	95,361
Steelcase Inc., Class A	2,900	43,210
		513,998
Construction & Engineering - 1.3%
Primoris Services Corp.	2,940	64,768
Electrical Equipment - 2.4%
Babcock & Wilcox Enterprises Inc.*	2,800	58,436
Thermon Group Holdings Inc.*	3,500	59,220
		117,656
Machinery - 9.9%
Albany International Corp., Class A	3,250	118,787
CIRCOR International Inc.	980	41,307
ESCO Technologies Inc.	1,990	71,919
Luxfer Holdings PLC, ADR	3,850	37,884
Mueller Industries Inc.	4,500	121,950
TriMas Corp.*	4,790	89,334
		481,181
Professional Services - 4.0%
FTI Consulting Inc.*	2,470	85,610
Huron Consulting Group Inc.*	790	46,926
Mistras Group Inc.*	3,280	62,615
		195,151
Trading Companies & Distributors - 1.6%
GATX Corp.	1,770	75,314
		1,561,468
Information Technology - 8.9%
Belden Inc.	2,200	104,896
Coherent Inc.*	760	49,484
CTS Corp.	2,580	45,511
Diebold Inc.	2,570	77,331
Forrester Research Inc.	2,600	74,048
ScanSource Inc.*	2,500	80,550
		431,820
Materials - 4.1%
Deltic Timber Corp.	1,070	62,991
Greif Inc., Class A	1,400	43,134
Sensient Technologies Corp.	1,500	94,230
		200,355

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Small Cap Fund Portfolio of Investments - continued

	Shares	Value (Note 2)
COMMON STOCKS - continued
Utilities - 3.4%
Laclede Group Inc./The	1,100	$65,351
New Jersey Resources Corp.	1,340	44,166
WGL Holdings Inc.	860	54,172
		163,689
Total Common Stocks
(Cost $3,151,744)		4,685,819
SHORT-TERM INVESTMENTS - 3.6%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	174,337	174,337
Total Short-Term Investments
(Cost $174,337)		174,337
TOTAL INVESTMENTS - 99.9% (Cost $3,326,081**)		4,860,156
NET OTHER ASSETS AND LIABILITIES - 0.1%		5,625
TOTAL NET ASSETS - 100.0%		$4,865,781

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $3,348,702.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 97.6%
Australia - 1.5%
BHP Billiton Ltd. (A)	56,420	$732,913
Brazil - 1.6%
Estacio Participacoes S.A. (A)	115,687	404,812
Kroton Educacional S.A. (A)	142,280	339,670
		744,482
Denmark - 4.6%
Carlsberg AS, Class B (A)	12,639	1,117,477
ISS AS (A)	29,695	1,071,036
		2,188,513
France - 13.2%
AXA S.A. (A)	43,355	1,185,266
BNP Paribas S.A. (A)	15,660	886,419
LVMH Moet Hennessy Louis Vuitton SE (A)	5,277	824,936
Schneider Electric SE (A)	18,420	1,048,759
Technip S.A. (A)	20,495	1,012,372
Total S.A. (A)	29,123	1,297,017
		6,254,769
Germany - 3.2%
SAP SE (A)	18,755	1,493,858
Ireland - 4.3%
CRH PLC (A)	38,414	1,115,006
Perrigo Co. PLC	6,280	908,716
		2,023,722
Israel - 2.3%
Teva Pharmaceutical Industries Ltd., ADR	16,780	1,101,439
Japan - 10.4%
Hitachi Ltd. (A)	233,765	1,322,565
Mitsubishi UFJ Financial Group Inc. (A)	202,620	1,253,994
Secom Co. Ltd. (A)	19,243	1,302,166
Seven & I Holdings Co. Ltd. (A)	22,224	1,013,313
		4,892,038
Netherlands - 6.3%
Akzo Nobel N.V. (A)	14,155	945,462
ING Groep N.V. (A)	77,415	1,042,087
Sensata Technologies Holding N.V. *	21,499	990,244
		2,977,793
Singapore - 1.7%
DBS Group Holdings Ltd. (A)	67,570	791,076
South Korea - 2.4%
Samsung Electronics Co. Ltd. (A)	1,062	1,134,037
Sweden - 2.6%
Telefonaktiebolaget LM Ericsson, Class B (A)	125,511	1,215,788
Switzerland - 15.4%
Credit Suisse Group AG * (A)	43,510	940,396
Nestle S.A. (A)	16,650	1,234,159
Novartis AG (A)	15,152	1,295,141
Roche Holding AG (A)	4,130	1,138,179
Syngenta AG (A)	3,326	1,305,469
TE Connectivity Ltd.	21,014	1,357,715
		7,271,059
United Kingdom - 28.1%
Babcock International Group PLC (A)	72,372	1,077,704
Barclays PLC (A)	286,245	926,483
Berendsen PLC (A)	58,755	929,178
BG Group PLC (A)	87,083	1,262,818
Compass Group PLC (A)	66,345	1,148,286
Diageo PLC (A)	66,500	1,813,488
GlaxoSmithKline PLC (A)	44,220	893,155
HSBC Holdings PLC (A)	102,457	808,533
Rolls-Royce Holdings PLC * (A)	66,790	565,342
Royal Dutch Shell PLC, Class A (A)	41,843	940,066
Standard Chartered PLC (A)	88,050	730,492
Tesco PLC * (A)	409,346	900,935
WPP PLC (A)	54,710	1,259,299
		13,255,779
Total Common Stocks
(Cost $51,103,450)		46,077,266
SHORT-TERM INVESTMENTS - 1.9%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	905,610	905,610
Total Short-Term Investments
(Cost $905,610)		905,610
TOTAL INVESTMENTS - 99.5% (Cost $52,009,060**)		46,982,876
NET OTHER ASSETS AND LIABILITIES - 0.5%		217,527
TOTAL NET ASSETS - 100.0%		$47,200,403

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $52,173,130.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

International Stock Fund Portfolio of Investments - continued

OTHER INFORMATION:
Sector Concentration	% of Net Assets
Consumer Discretionary	8.4%
Consumer Staples	12.9%
Energy	9.6%
Financials	18.1%
Health Care	11.3%
Industrials	14.8%
Information Technology	13.8%
Materials	8.7%
Money Market Funds	1.9%
Net Other Assets and Liabilities	0.5%

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2015

Statements of Assets and Liabilities as of December 31, 2015

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$79,430,494	$136,181,613	$48,373,278	$16,634,286
Affiliated issuers[1]	78,197,124	130,905,793	40,005,380	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	(946,677)	(2,352,366)	(1,197,163)	–
Affiliated issuers[1]	1,902,622	11,492,309	4,580,610	–
Total investments at value	158,583,563	276,227,349	91,762,105	16,634,286
Cash	–	–	–	–
Foreign currency (cost of $17,143) (Note 2)	–	–	–	–
Margin deposit for future collateral	–	–	–	–
Receivables:
Investments sold	–	–	–	–
Fund shares sold	64,236	127,451	87,994	1,146
Dividends and interest	114,426	294,079	100,224	31,640
Due from Adviser	13,629	23,724	7,957	5,684
Variation margin receivable	–	–	–	–
Total assets	158,775,854	276,672,603	91,958,280	16,672,756
Liabilities:
Payables:
Investments purchased	–	–	–	–
Fund shares repurchased	5,476	7,422	1,444	966
Management fees	40,886	71,173	23,873	6,435
Audit and trustees fees	10,342	18,219	6,151	841
Distribution fees - Class II	7,219	6,566	359	410
Variation margin payable	–	–	–	–
Total liabilities	63,923	103,380	31,827	8,652
Net assets applicable to outstanding capital stock	$158,711,931	$276,569,223	$91,926,453	$16,664,104
Net assets consist of:
Paid-in capital	$158,479,414	$269,366,805	$89,405,421	$16,664,797
Accumulated undistributed net investment income (loss)	61,872	98,266	29,960	–
Accumulated net realized gain (loss) on investments sold and foreign currency
related transactions	(785,300)	(2,035,791)	(892,375)	(693)
Net unrealized appreciation (depreciation) of investments (including appreciation
(depreciation) of foreign currency related transactions)	955,945	9,139,943	3,383,447	–
Net Assets	$158,711,931	$276,569,223	$91,926,453	$16,664,104
Class I Shares:
Net Assets	$125,006,889	$245,806,699	$90,245,335	$14,734,490
Shares of beneficial interest outstanding	13,069,325	24,787,933	10,201,106	14,735,140
Net Asset Value and redemption price per share	$9.56	$9.92	$8.85	$1.00
Class II Shares:
Net Assets	$33,705,042	$30,762,524	$1,681,118	$1,929,614
Shares of beneficial interest outstanding	3,527,500	3,108,188	190,697	1,929,657
Net Asset Value and redemption price per share	$9.55	$9.90	$8.82	$1.00

[1] See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

38

Ultra Series Fund | December 31, 2015

Statements of Assets and Liabilities as of December 31, 2015

Core Bond Fund	High Income Fund	Diversified Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$208,182,253	$30,892,784	$255,790,388	$319,138,480	$ 194,171,589	$ 172,338,723	$ 3,326,081	$52,009,060
–	–	–	–	–	–	–	–

7,344,673	(1,359,169)	49,857,246	53,011,024	84,964,537	61,355,757	1,534,075	(5,026,184)
–	–	–	–	–	–	–	–
215,526,926	29,533,615	305,647,634	372,149,504	279,136,126	233,694,480	4,860,156	46,982,876
10,000	–	–	–	12,229	31,653	–	–
–	–	–	–	–	–	–	16,997
914,555	–	–	–	–	–	–	–

136,286	–	–	–	–	–	–	9,411
21,014	877	82,425	72,876	40,758	64,860	5,576	3,603
1,685,019	431,674	1,425,255	648,013	323,220	128,489	5,799	241,484
–	–	–	–	–	–	–	–
124	–	–	–	–	–	–	–
218,293,924	29,966,166	307,155,314	372,870,393	279,512,333	233,919,482	4,871,531	47,254,371

–	–	–	1,736,152	–	–	–	–
69,268	26,389	48,759	25,481	21,561	32,072	381	1,023
103,847	19,148	182,795	189,758	192,016	181,795	4,695	46,897
14,755	1,775	19,767	24,110	19,075	14,720	375	2,899
9,414	1,268	8,422	1,170	5,887	2,723	299	3,149
18,544	–	–	–	–	–	–	–
215,828	48,580	259,743	1,976,671	238,539	231,310	5,750	53,968
$218,078,096	$29,917,586	$306,895,571	$370,893,722	$ 279,273,794	$ 233,688,172	$ 4,865,781	$47,200,403

$216,966,709	$39,196,242	$257,076,994	$315,369,413	$ 190,518,434	$ 167,755,189	$ 3,503,098	$57,115,355
130,797	29,860	149,767	79,975	62,393	–	–	–

(6,364,205)	(7,949,347)	(188,436)	2,433,310	3,728,430	4,577,226	(171,392)	(4,860,555)

7,344,795	(1,359,169)	49,857,246	53,011,024	84,964,537	61,355,757	1,534,075	(5,054,397)
$218,078,096	$29,917,586	$306,895,571	$370,893,722	$ 279,273,794	$ 233,688,172	$ 4,865,781	$47,200,403

$173,927,149	$23,974,768	$267,001,230	$365,384,630	$ 251,524,420	$ 220,978,545	$ 3,493,995	$32,559,746
17,750,185	2,980,002	14,323,514	13,502,876	10,013,538	12,521,482	527,977	3,203,443
$9.80	$8.05	$18.64	$27.06	$ 25.12	$ 17.65	$ 6.62	$10.16

$44,150,947	$5,942,818	$39,894,341	$5,509,092	$ 27,749,374	$ 12,709,627	$ 1,371,786	$14,640,657
4,516,345	738,021	2,148,890	205,062	1,113,660	728,752	209,047	1,444,396
$9.78	$8.05	$18.57	$26.87	$ 24.92	$ 17.44	$ 6.56	$10.14

See accompanying Notes to Financial Statements.

39

Ultra Series Fund | December 31, 2015

Statements of Operations for the Year Ended December 31, 2015

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Investment Income:
Interest	$–	$–	$–	$16,534
Dividends
Unaffiliated issuers	1,542,546	2,671,962	892,955	–
Affiliated issuers[1]	1,631,441	2,184,804	562,190	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–
Total investment income	3,173,987	4,856,766	1,455,145	16,534
Expenses:
Management fees	532,835	941,157	331,704	77,325
Audit and trustee fees	30,187	53,405	18,964	2,873
Distribution fees - Class II	89,906	82,090	4,387	4,476
Other expenses	5,826	10,227	4,067	605
Total expenses before reimbursement/waiver	658,754	1,086,879	359,122	85,279
Less reimbursement/waiver[2]	(177,612)	(313,719)	(110,568)	(68,745)
Total expenses net of waiver	481,142	773,160	248,554	16,534
Net Investment Income (Loss)	2,692,845	4,083,606	1,206,591	–
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	–	–	–	–
Futures	–	–	–	–
Unaffiliated issuers	1,879,038	4,557,631	2,997,708	(161)
Affiliated issuers[1]	53,379	1,246,891	2,281,622	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	421,801	1,072,140	548,568	–
Affiliated issuers[1]	3,882,368	11,823,978	4,547,600	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Futures	–	–	–	–
Unaffiliated issuers	(4,156,832)	(9,049,590)	(4,928,910)	–
Affiliated issuers[1]	(5,783,552)	(15,789,506)	(7,494,664)	–
Net Realized and Unrealized Gain (Loss) on Investments	(3,703,798)	(6,138,456)	(2,048,076)	(161)
Net Increase (Decrease) in Net Assets from Operations	$(1,010,953)	$(2,054,850)	$(841,485)	$(161)

[1]	See Note 11 for information on affiliated issuers.
[2]	Waivers include management fees of $177,612, $313,719, $110,568, and $64,269 for Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund and Money Market Fund, respectively, and distribution fees of $4, 476 for the Money Market Fund. See Note 3.

See accompanying Notes to Financial Statements.

40

Ultra Series Fund | December 31, 2015

Statements of Operations for the Year Ended December 31, 2015

Core Bond Fund	High Income Fund	Diversified Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$8,116,668	$2,073,073	$4,974,985	$–	$–	$–	$–	$–

–	–	5,152,251	7,370,588	5,746,618	1,873,764	102,821	1,670,476
–	–	–	–	–	–	–	–
–	–	(8,168)	16,073	16,835	(24,577)	(120)	(119,780)
8,116,668	2,073,073	10,119,068	7,386,661	5,763,453	1,849,187	102,701	1,550,696

1,354,184	259,070	2,371,620	2,587,827	2,511,458	2,451,438	67,660	622,542
41,757	5,891	57,382	73,523	53,180	46,384	1,053	9,207
115,628	16,396	105,781	15,365	75,465	35,182	3,939	41,072
8,228	1,249	11,253	13,956	10,533	8,918	200	1,757
1,519,797	282,606	2,546,036	2,690,671	2,650,636	2,541,922	72,852	674,578
–	–	–	–	–	–	–	–
1,519,797	282,606	2,546,036	2,690,671	2,650,636	2,541,922	72,852	674,578
6,596,871	1,790,467	7,573,032	4,695,990	3,112,817	(692,735)	29,849	876,118

146,509	–	–	–	–	–	–	–
(496)	–	–	–	–	–	–	–
(969,636)	(1,488,659)	17,697,096	53,475,512	28,762,094	29,288,758	1,340,933	503,798
–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

122	–	–	–	–	–	–	–
(5,916,793)	(971,432)	(25,298,294)	(70,462,786)	(21,832,205)	(25,105,339)	(1,413,752)	(2,981,304)
–	–	–	–	–	–	–	–
(6,740,294)	(2,460,091)	(7,601,198)	(16,987,274)	6,929,889	4,183,419	(72,819)	(2,477,506)
$(143,423)	$(669,624)	$(28,166)	$(12,291,284)	$10,042,706	$3,490,684	$(42,970)	$(1,601,388)

See accompanying Notes to Financial Statements.

41

Ultra Series Fund | December 31, 2015

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund
Year Ended December 31,	2015	2014	2015	2014
Net Assets at beginning of period	$ 193,891,177	$221,495,834	$349,701,579	$405,919,208
Increase (decrease) in net assets from operations:
Net investment income	2,692,845	3,550,539	4,083,606	5,217,220
Net realized gain (loss)	6,236,586	16,895,296	18,700,640	50,712,544
Net change in unrealized appreciation (depreciation)	(9,940,384)	(8,344,608)	(24,839,096)	(31,170,548)
Net increase (decrease) in net assets from operations	(1,010,953)	12,101,227	(2,054,850)	24,759,216
Distributions to shareholders from:
Net investment income
Class I	(2,440,637)	(3,402,067)	(4,317,232)	(6,493,960)
Class II	(552,142)	(704,695)	(446,377)	(602,132)
Net realized gains
Class I	(4,772,631)	(12,050,186)	(16,288,849)	(28,132,573)
Class II	(1,287,136)	(2,935,699)	(2,043,659)	(3,058,767)
Total distributions	(9,052,546)	(19,092,647)	(23,096,117)	(38,287,432)
Capital Stock transactions:
Class I Shares
Shares sold	15,318,026	21,935,959	26,072,135	43,131,430
Issued to shareholders in reinvestment of distributions	7,213,269	15,452,253	20,606,082	34,626,533
Shares redeemed	(45,661,025)	(57,249,804)	(94,115,427)	(121,087,762)
Net decrease in net assets from capital stock transactions	(23,129,730)	(19,861,592)	(47,437,210)	(43,329,799)
Class II Shares
Shares sold	599,920	1,027,070	354,073	751,866
Issued to shareholders in reinvestment of distributions	1,839,277	3,640,394	2,490,036	3,660,899
Shares redeemed	(4,425,214)	(5,419,109)	(3,388,288)	(3,772,379)
Net increase (decrease) from capital stock transactions	(1,986,017)	(751,645)	(544,179)	640,386
Total decrease from capital stock transactions	(25,115,747)	(20,613,237)	(47,981,389)	(42,689,413)
Total decrease in net assets	(35,179,246)	(27,604,657)	(73,132,356)	(56,217,629)
Net Assets at end of period	$ 158,711,931	$193,891,177	$276,569,223	$349,701,579
Undistributed net investment income included in net assets	$ 61,872	$88,193	$98,266	$150,345
Capital Share transactions:
Class I Shares
Shares sold	1,491,464	1,991,413	2,374,838	3,655,606
Issued to shareholders in reinvestment of distributions	751,189	1,510,603	2,069,555	3,169,591
Shares redeemed	(4,441,366)	(5,189,392)	(8,565,555)	(10,232,628)
Net decrease from capital share transactions	(2,198,713)	(1,687,376)	(4,121,162)	(3,407,431)
Class II Shares
Shares sold	59,040	92,980	32,850	63,763
Issued to shareholders in reinvestment of distributions	191,937	356,678	250,799	336,029
Shares redeemed	(431,341)	(494,536)	(309,722)	(319,334)
Net increase (decrease) from capital share transactions	(180,364)	(44,878)	(26,073)	80,458

See accompanying Notes to Financial Statements.

42

Ultra Series Fund | December 31, 2015

Statements of Changes in Net Assets

Aggressive Allocation Fund		Money Market Fund		Core Bond Fund		High Income Fund
2015	2014	2015	2014	2015	2014	2015	2014
$126,646,667	$151,424,905	$17,432,668	$38,651,351	$272,138,449	$317,279,976	$37,140,371	$50,527,771

1,206,591	1,592,866	–	–	6,596,871	8,446,817	1,790,467	2,345,777
10,375,498	22,817,527	(161)	(133)	(823,623)	3,915,719	(1,488,659)	833,855
(12,423,574)	(14,436,108)	–	–	(5,916,671)	2,550,830	(971,432)	(2,033,868)
(841,485)	9,974,285	(161)	(133)	(143,423)	14,913,366	(669,624)	1,145,764

(1,474,339)	(2,419,294)	–	–	(5,633,984)	(7,223,545)	(1,460,697)	(1,961,711)
(22,436)	(30,110)	–	–	(1,335,959)	(1,408,780)	(344,783)	(410,777)

(10,138,499)	(20,252,698)	–	–	–	–	–	–
(189,108)	(294,984)	–	–	–	–	–	–
(11,824,382)	(22,997,086)	–	–	(6,969,943)	(8,632,325)	(1,805,480)	(2,372,488)

19,771,538	34,495,157	7,338,817	11,718,129	17,539,020	32,515,058	545,621	2,663,395
11,612,839	22,671,992	–	–	5,633,984	7,223,545	1,460,697	1,961,711
(53,544,801)	(69,025,557)	(8,308,730)	(32,935,293)	(68,612,061)	(90,494,379)	(6,516,977)	(16,870,817)
(22,160,424)	(11,858,408)	(969,913)	(21,217,164)	(45,439,057)	(50,755,776)	(4,510,659)	(12,245,711)

7,752	65,733	2,392,577	1,524,312	1,782,914	1,762,294	196,023	284,623
211,544	325,095	–	–	1,335,959	1,408,780	344,783	410,777
(113,219)	(287,857)	(2,191,067)	(1,525,698)	(4,626,803)	(3,837,866)	(777,828)	(610,365)
106,077	102,971	201,510	(1,386)	(1,507,930)	(666,792)	(237,022)	85,035
(22,054,347)	(11,755,437)	(768,403)	(21,218,550)	(46,946,987)	(51,422,568)	(4,747,681)	(12,160,676)
(34,720,214)	(24,778,238)	(768,564)	(21,218,683)	(54,060,353)	(45,141,527)	(7,222,785)	(13,387,400)
$91,926,453	$126,646,667	$16,664,104	$17,432,668	$218,078,096	$272,138,449	$29,917,586	$37,140,371
$29,960	$50,748	$–	$ –	$130,797	$129,736	$29,860	$44,873

1,913,390	2,877,872	7,338,817	11,718,129	1,718,882	3,163,909	61,257	281,860
1,303,962	2,209,992	–	–	574,567	715,289	181,636	223,149
(5,197,922)	(5,734,433)	(8,308,730)	(32,935,293)	(6,728,536)	(8,807,181)	(731,334)	(1,768,454)
(1,980,570)	(646,569)	(969,913)	(21,217,164)	(4,435,087)	(4,927,983)	(488,441)	(1,263,445)

749	5,392	2,392,577	1,524,312	175,428	172,318	21,934	30,035
23,868	31,812	–	–	136,695	139,836	42,952	46,800
(11,062)	(24,575)	(2,191,067)	(1,525,698)	(455,596)	(373,410)	(87,624)	(64,559)
13,555	12,629	201,510	(1,386)	(143,473)	(61,256)	(22,738)	12,276

See accompanying Notes to Financial Statements.

43

Ultra Series Fund | December 31, 2015

Statements of Changes in Net Assets

	Diversified Income Fund		Large Cap Value Fund
Year Ended December 31,	2015	2014	2015	2014
Net Assets at beginning of period	$ 372,723,442	$422,408,289	$498,116,441	$583,605,748
Increase (decrease) in net assets from operations:
Net investment income (loss)	7,573,032	8,646,563	4,695,990	6,501,864
Net realized gain	17,697,096	31,668,287	53,475,512	106,412,792
Net change in unrealized appreciation (depreciation)	(25,298,294)	(13,058,230)	(70,462,786)	(48,579,320)
Net increase (decrease) in net assets from operations	(28,166)	27,256,620	(12,291,284)	64,335,336
Distributions to shareholders from:
Net investment income
Class I	(6,884,876)	(7,771,575)	(4,680,754)	(6,427,063)
Class II	(948,747)	(977,178)	(61,691)	(76,797)
Net realized gains
Class I	(15,560,618)	(21,182,216)	(56,137,244)	(70,378,312)
Class II	(2,318,732)	(2,897,459)	(848,750)	(959,408)
Total distributions	(25,712,973)	(32,828,428)	(61,728,439)	(77,841,580)
Capital Stock transactions:
Class I Shares
Shares sold	14,659,623	24,882,666	26,521,749	54,825,977
Issued to shareholders in reinvestment of distributions	22,445,494	28,953,791	60,817,998	76,805,375
Shares redeemed	(75,681,503)	(100,055,784)	(140,447,922)	(203,695,526)
Net decrease in net assets from capital stock transactions	(38,576,386)	(46,219,327)	(53,108,175)	(72,064,174)
Class II Shares
Shares sold	617,444	2,129,257	209,211	177,972
Issued to shareholders in reinvestment of distributions	3,267,478	3,874,637	910,441	1,036,205
Shares redeemed	(5,395,268)	(3,897,606)	(1,214,473)	(1,133,066)
Net increase (decrease) from capital stock transactions	(1,510,346)	2,106,288	(94,821)	81,111
Total decrease from capital stock transactions	(40,086,732)	(44,113,039)	(53,202,996)	(71,983,063)
Total increase (decrease) in net assets	(65,827,871)	(49,684,847)	(127,222,719)	(85,489,307)
Net Assets at end of period	$ 306,895,571	$372,723,442	$370,893,722	$498,116,441
Undistributed net investment income included in net assets	$ 149,767	$176,810	$79,975	$127,386
Capital Share transactions:
Class I Shares
Shares sold	726,630	1,170,812	822,207	1,508,591
Issued to shareholders in reinvestment of distributions	1,193,385	1,417,454	2,189,046	2,288,674
Shares redeemed	(3,755,284)	(4,677,693)	(4,353,454)	(5,543,023)
Net decrease from capital share transactions	(1,835,269)	(2,089,427)	(1,342,201)	(1,745,758)
Class II Shares
Shares sold	30,677	100,182	6,502	4,991
Issued to shareholders in reinvestment of distributions	174,534	190,353	33,025	31,042
Shares redeemed	(269,313)	(182,662)	(37,925)	(31,024)
Net increase (decrease) from capital share transactions.	(64,102)	107,873	1,602	5,009

See accompanying Notes to Financial Statements.

44

Ultra Series Fund | December 31, 2015

Statements of Changes in Net Assets

Large Cap Growth Fund		Mid Cap Fund		Small Cap Fund		International Stock Fund
2015	2014	2015	2014	2015	2014	2015	2014
$337,968,393	$393,941,558	$301,770,803	$397,464,658	$7,103,029	$7,895,899	$54,999,579	$94,941,935

3,112,817	2,224,763	(692,735)	296,920	29,849	47,744	876,118	1,506,513
28,762,094	52,839,506	29,288,758	70,533,678	1,340,933	928,464	503,798	25,267,786
(21,832,205)	(13,925,408)	(25,105,339)	(40,311,267)	(1,413,752)	(492,492)	(2,981,304)	(30,316,523)
10,042,706	41,138,861	3,490,684	30,519,331	(42,970)	483,716	(1,601,388)	(3,542,224)

(2,910,688)	(1,977,973)	(181,091)	(115,829)	(23,585)	(39,054)	(705,487)	(1,783,973)
(271,726)	(160,976)	–	–	(5,802)	(7,677)	(275,382)	(597,632)

(25,221,065)	(46,753,592)	(22,345,472)	(56,560,764)	(803,055)	(573,640)	(59,742)	(2,972,354)
(2,791,568)	(4,926,818)	(1,283,430)	(2,968,504)	(314,960)	(173,754)	(26,331)	(1,242,537)
(31,195,047)	(53,819,359)	(23,809,993)	(59,645,097)	(1,147,402)	(794,125)	(1,066,942)	(6,596,496)

22,803,031	37,378,446	17,890,236	44,056,449	1,068,816	537,991	1,586,940	5,044,804
28,131,753	48,731,565	22,526,563	56,676,593	826,640	612,694	765,230	4,756,327
(86,189,358)	(129,054,671)	(86,979,800)	(168,231,890)	(3,021,928)	(1,565,602)	(6,823,132)	(39,668,120)
(35,254,574)	(42,944,660)	(46,563,001)	(67,498,848)	(1,126,472)	(414,917)	(4,470,962)	(29,866,989)

413,288	350,238	314,890	300,526	131,558	56,821	731,658	429,564
3,063,294	5,087,794	1,283,430	2,968,504	320,762	181,431	301,713	1,840,169
(5,764,266)	(5,786,039)	(2,798,641)	(2,338,271)	(372,724)	(305,796)	(1,693,255)	(2,206,380)
(2,287,684)	(348,007)	(1,200,321)	930,759	79,596	(67,544)	(659,884)	63,353
(37,542,258)	(43,292,667)	(47,763,322)	(66,568,089)	(1,046,876)	(482,461)	(5,130,846)	(29,803,636)
(58,694,599)	(55,973,165)	(68,082,631)	(95,693,855)	(2,237,248)	(792,870)	(7,799,176)	(39,942,356)
$279,273,794	$337,968,393	$233,688,172	$301,770,803	$4,865,781	$7,103,029	$47,200,403	$54,999,579
$62,393	$131,990	$–	$181,091	$–	$–	$–	$132,637

825,263	1,257,904	919,477	2,017,029	124,268	59,458	141,821	385,617
1,098,235	1,759,977	1,235,596	2,897,743	121,721	70,450	72,167	420,782
(3,123,219)	(4,321,650)	(4,488,044)	(7,602,720)	(347,054)	(173,466)	(617,076)	(3,035,366)
(1,199,721)	(1,303,769)	(2,332,971)	(2,687,948)	(101,065)	(43,558)	(403,088)	(2,228,967)

15,030	11,860	16,438	13,777	15,080	6,355	65,520	34,647
120,620	185,002	71,294	153,296	47,645	20,991	28,678	165,066
(209,216)	(196,599)	(146,636)	(107,526)	(42,870)	(34,360)	(156,249)	(169,658)
(73,566)	263	(58,904)	59,547	19,855	(7,014)	(62,051)	30,055

See accompanying Notes to Financial Statements.

45

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$10.22	$10.70	$10.45	$9.96	$10.01
Income from Investment Operations:
Net investment income[1]	0.16	0.19	0.25	0.29	0.28
Net realized and unrealized gain (loss)on investments	(0.24)	0.46	0.55	0.60	0.03
Total from investment operations	(0.08)	0.65	0.80	0.89	0.31
Less Distributions From:
Net investment income	(0.20)	(0.25)	(0.27)	(0.40)	(0.35)
Capital gains	(0.38)	(0.88)	(0.28)	–	–
Return of capital	–	–	–	–	(0.01)
Total distributions	(0.58)	(1.13)	(0.55)	(0.40)	(0.36)
Net increase (decrease) in net asset value	(0.66)	(0.48)	0.25	0.49	(0.05)
Net Asset Value at end of period	$9.56	$10.22	$10.70	$10.45	$9.96
Total Return (%)[2]	(0.76)	6.03	7.61	8.98	3.14
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$125,007	$156,054	$181,427	$195,526	$184,431
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.31	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22 [3]	0.27 [3]	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.53	1.71	2.27	2.79	2.76
Portfolio turnover (%)[4]	54	73	70	44	36

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$10.20	$10.68	$10.43	$9.95	$10.00
Income from Investment Operations:
Net investment income[1]	0.15	0.18	0.22	0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.25)	0.43	0.55	0.61	0.02
Total from investment operations	(0.10)	0.61	0.77	0.87	0.29
Less Distributions From:
Net investment income	(0.17)	(0.21)	(0.24)	(0.39)	(0.33)
Capital gains	(0.38)	(0.88)	(0.28)	–	–
Return of capital	–	–	–	–	(0.01)
Total distributions	(0.55)	(1.09)	(0.52)	(0.39)	(0.34)
Net increase (decrease) in net asset value	(0.65)	(0.48)	0.25	0.48	(0.05)
Net Asset Value at end of period	$9.55	$10.20	$10.68	$10.43	$9.95
Total Return (%)[2]	(1.01)	5.77	7.34	8.71	2.89
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$33,705	$37,837	$40,069	$42,691	$43,203
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.56	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47 [3]	0.51 [3]	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.46	1.65	2.04	2.49	2.67
Portfolio turnover (%)[4]	54	73	70	44	36

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Amount includes fees waived by the adviser (see Note 3).
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

46

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND
	Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$10.92	$11.48	$10.11	$9.42	$9.49
Income from Investment Operations:
Net investment income[1]	0.14	0.16	0.19	0.23	0.20
Net realized and unrealized gain (loss) on investments	(0.24)	0.62	1.39	0.77	(0.01)
Total from investment operations	(0.10)	0.78	1.58	1.00	0.19
Less Distributions From:
Net investment income	(0.19)	(0.25)	(0.21)	(0.31)	(0.26)
Capital gains	(0.71)	(1.09)	–	–	–
Total distributions	(0.90)	(1.34)	(0.21)	(0.31)	(0.26)
Net increase (decrease) in net asset value	(1.00)	(0.56)	1.37	0.69	(0.07)
Net Asset Value at end of period	$9.92	$10.92	$11.48	$10.11	$9.42
Total Return (%)[2]	(0.93)	6.85	15.66	10.54	2.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$245,807	$315,568	$370,954	$358,486	$346,733
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.31	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22 [3]	0.27 [3]	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.30	1.37	1.75	2.32	2.07
Portfolio turnover (%)[4]	52	73	66	49	25

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$10.89	$11.45	$10.08	$9.41	$9.48
Income from Investment Operations:
Net investment income[1]	0.15	0.18	0.16	0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.27)	0.57	1.39	0.77	(0.01)
Total from investment operations	(0.12)	0.75	1.55	0.97	0.17
Less Distributions From:
Net investment income	(0.16)	(0.22)	(0.18)	(0.30)	(0.24)
Capital gains	(0.71)	(1.09)	–	–	–
Total distributions	(0.87)	(1.31)	(0.18)	(0.30)	(0.24)
Net increase (decrease) in net asset value	(0.99)	(0.56)	1.37	0.67	(0.07)
Net Asset Value at end of period	$9.90	$10.89	$11.45	$10.08	$9.41
Total Return(%)[2]	(1.18)	6.58	15.37	10.26	1.78
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$30,763	$34,134	$34,965	$34,573	$35,873
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.56	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47 [3]	0.51 [3]	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.36	1.49	1.49	2.01	1.86
Portfolio turnover (%)[4]	52	73	66	49	25

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Amount includes fees waived by the adviser (see Note 3).
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

47

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$10.25	$11.66	$9.75	$8.96	$9.08
Income from Investment Operations:
Net investment income[1]	0.11	0.14	0.12	0.17	0.12
Net realized and unrealized gain (loss) on investments	(0.22)	0.72	2.07	0.84	(0.08)
Total from investment operations	(0.11)	0.86	2.19	1.01	0.04
Less Distributions From:
Net investment income	(0.16)	(0.24)	(0.13)	(0.22)	(0.16)
Capital gains	(1.13)	(2.03)	(0.15)	–	–
Total distributions	(1.29)	(2.27)	(0.28)	(0.22)	(0.16)
Net increase (decrease) in net asset value	(1.40)	(1.41)	1.91	0.79	(0.12)
Net Asset Value at end of period	$8.85	$10.25	$11.66	$9.75	$8.96
Total Return(%)[2]	(1.14)	7.46	22.35	11.34	0.48
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$90,245	$124,838	$149,514	$142,755	$132,575
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.31	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22 [3]	0.27 [3]	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.08	1.13	1.07	1.80	1.26
Portfolio turnover (%)[4]	53	70	70	69	32

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$10.21	$11.62	$9.72	$8.95	$9.07
Income from Investment Operations:
Net investment income[1]	0.17	0.17	0.09	0.15	0.10
Net realized and unrealized gain (loss) on investments	(0.30)	0.66	2.06	0.83	(0.08)
Total from investment operations	(0.13)	0.83	2.15	0.98	0.02
Less Distributions From:
Net investment income	(0.13)	(0.21)	(0.10)	(0.21)	(0.14)
Capital gains	(1.13)	(2.03)	(0.15)	–	–
Total distributions	(1.26)	(2.24)	(0.25)	(0.21)	(0.14)
Net increase (decrease) in net asset value	(1.39)	(1.41)	1.90	0.77	(0.12)
Net Asset Value at end of period	$8.82	$10.21	$11.62	$9.72	$8.95
Total Return (%)[2]	(1.39)	7.19	22.05	11.06	0.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,681	$1,809	$1,911	$1,921	$1,786
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.56	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47 [3]	0.51 [3]	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.64	1.45	0.81	1.55	1.05
Portfolio turnover (%)[4]	53	70	70	69	32

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Amount includes fees waived by the adviser (see Note 3).
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

48

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

MONEY MARKET FUND
	Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income[1]	–	–	–	–	–
Total from investment operations	–	–	–	–	–
Net increase in net asset value	–	–	–	–	–
Net Asset Value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[2]	0.00	0.00	0.00	0.00	0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 14,734	$15,705	$36,922	$48,648	$61,682
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.47	0.46	0.46	0.46	0.47
After waiver of expenses by Adviser (%)[3]	0.10	0.09	0.12	0.11	0.08
Ratio of net investment income to average net assets (%)	–	0.00	0.00	0.00	0.00

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income[1]	–	–	–	–	–
Total from investment operations	–	–	–	–	–
Net increase in net asset value	–	–	–	–	–
Net Asset Value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[2]	0.00	0.00	0.00	0.00	0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 1,930	$ 1,728	$ 1,730	$ 1,676	$ 979
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.71	0.71	0.71	0.71	0.72
After waiver of expenses by Adviser (%)[3]	0.09	0.09	0.12	0.12	0.07
Ratio of net investment income to average net assets (%)	–	0.00	0.00	0.00	0.00

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Amount includes fees waived by the adviser (see Note 3).

See accompanying Notes to Financial Statements.

49

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

CORE BOND FUND
		Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$10.14	$9.97	$10.55	$10.57	$10.29
Income from Investment Operations:
Net investment income[1]	0.28	0.30	0.31	0.34	0.38
Net realized and unrealized gain (loss) on investments	(0.29)	0.20	(0.54)	0.00	0.31
Total from investment operations	(0.01)	0.50	(0.23)	0.34	0.69
Less Distributions From:
Net investment income	(0.33)	(0.33)	(0.35)	(0.36)	(0.41)
Net increase (decrease) in net asset value	(0.34)	0.17	(0.58)	(0.02)	0.28
Net Asset Value at end of period	$9.80	$10.14	$9.97	$10.55	$10.57
Total Return (%)[2]	(0.15)	5.09	(2.24)	3.21	6.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$173,927	$224,976	$270,289	$340,335	$375,325
Ratios of expenses to average net assets (%)	0.57	0.56	0.56	0.56	0.57
Ratio of net investment income to average net assets (%)	2.73	2.88	3.02	3.13	3.62
Portfolio turnover (%)[3]	25	17	14	11	6

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$10.12	$9.95	$10.54	$10.56	$10.28
Income from Investment Operations:
Net investment income[1]	0.25	0.27	0.29	0.31	0.36
Net realized and unrealized gain (loss) on investments	(0.29)	0.21	(0.56)	0.01	0.31
Total from investment operations	(0.04)	0.48	(0.27)	0.32	0.67
Less Distributions From:
Net investment income	(0.30)	(0.31)	(0.32)	(0.34)	(0.39)
Net increase (decrease) in net asset value	(0.34)	0.17	(0.59)	(0.02)	0.28
Net Asset Value at end of period	$9.78	$10.12	$9.95	$10.54	$10.56
Total Return (%)[2]	(0.40)	4.83	(2.49)	2.96	6.47
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$44,151	$47,162	$46,991	$49,456	$49,774
Ratios of expenses to average net assets (%)	0.82	0.81	0.81	0.81	0.82
Ratio of net investment income to average net assets (%)	2.48	2.62	2.77	2.88	3.36
Portfolio turnover (%)[3]	25	17	14	11	6

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

50

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
		Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$8.78	$9.22	$9.37	$9.18	$9.42
Income from Investment Operations:
Net investment income[1]	0.47	0.49	0.52	0.61	0.65
Net realized and unrealized gain (loss) on investments	(0.68)	(0.33)	(0.01)	0.42	(0.18)
Total from investment operations	(0.21)	0.16	0.51	1.03	0.47
Less Distributions From:
Net investment income	(0.52)	(0.60)	(0.66)	(0.84)	(0.71)
Net increase (decrease) in net asset value	(0.73)	(0.44)	(0.15)	0.19	(0.24)
Net Asset Value at end of period	$8.05	$8.78	$9.22	$9.37	$9.18
Total Return (%)[2]	(2.47)	1.74	5.49	11.23	5.01
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,975	$30,455	$43,622	$60,362	$86,462
Ratios of expenses to average net assets (%)	0.77	0.76	0.76	0.77	0.77
Ratio of net investment income to average net assets (%)	5.23	5.12	5.42	6.31	6.76
Portfolio turnover (%)[3]	27	53	32	55	54

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$8.79	$9.23	$9.37	$9.19	$9.42
Income from Investment Operations:
Net investment income[1]	0.44	0.46	0.50	0.58	0.63
Net realized and unrealized gain (loss) on investments	(0.68)	(0.33)	–	0.42	(0.18)
Total from investment operations	(0.24)	0.13	0.50	1.00	0.45
Less Distributions From:
Net investment income	(0.50)	(0.57)	(0.64)	(0.82)	(0.68)
Net increase (decrease) in net asset value	(0.74)	(0.44)	(0.14)	0.18	(0.23)
Net Asset Value at end of period	$8.05	$8.79	$9.23	$9.37	$9.19
Total Return (%)[2]	(2.71)	1.48	5.23	10.95	4.75
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,943	$6,685	$6,906	$6,737	$6,213
Ratios of expenses to average net assets (%)	1.02	1.01	1.01	1.02	1.02
Ratio of net investment income to average net assets (%)	4.98	4.88	5.17	6.02	6.52
Portfolio turnover (%)[3]	27	53	32	55	54

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

51

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
		Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$20.30	$20.76	$18.29	$17.39	$16.62
Income from Investment Operations:
Net investment income[1]	0.46	0.47	0.46	0.49	0.51
Net realized and unrealized gain (loss) on investments	(0.43)	1.02	2.48	0.92	0.79
Total from investment operations	0.03	1.49	2.94	1.41	1.30
Less Distributions From:
Net investment income	(0.52)	(0.52)	(0.47)	(0.51)	(0.53)
Capital gains	(1.17)	(1.43)	–	–	–
Total distributions	(1.69)	(1.95)	(0.47)	(0.51)	(0.53)
Net increase (decrease) in net asset value	(1.66)	(0.46)	2.47	0.90	0.77
Net Asset Value at end of period	$18.64	$20.30	$20.76	$18.29	$17.39
Total Return (%)[2]	0.11	7.12	16.07	8.16	7.84
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$267,001	$327,951	$378,807	$359,022	$372,852
Ratios of expenses to average net assets (%)	0.72	0.71	0.71	0.71	0.72
Ratio of net investment income to average net assets (%)	2.27	2.20	2.31	2.69	2.94
Portfolio turnover (%)[3]	21	24	17	17	19

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$20.23	$20.71	$18.26	$17.37	$16.61
Income from Investment Operations:
Net investment income[1]	0.41	0.41	0.41	0.44	0.46
Net realized and unrealized gain (loss) on investments	(0.42)	1.02	2.47	0.93	0.79
Total from investment operations	(0.01)	1.43	2.88	1.37	1.25
Less Distributions From:
Net investment income	(0.48)	(0.48)	(0.43)	(0.48)	(0.49)
Capital gains	(1.17)	(1.43)	–	–	–
Total distributions	(1.65)	(1.91)	(0.43)	(0.48)	(0.49)
Net increase (decrease) in net asset value	(1.66)	(0.48)	2.45	0.89	0.76
Net Asset Value at end of period	$18.57	$20.23	$20.71	$18.26	$17.37
Total Return (%)[2]	(0.14)	6.85	15.78	7.89	7.57
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$39,894	$44,772	$43,601	$34,908	$30,360
Ratios of expenses to average net assets (%)	0.97	0.96	0.96	0.96	0.97
Ratio of net investment income to average net assets (%)	2.02	1.95	2.05	2.43	2.69
Portfolio turnover (%)[3]	21	24	17	17	19

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

52

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
		Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$33.10	$34.76	$27.12	$24.78	$23.56
Income from Investment Operations:
Net investment income[1]	0.35	0.43	0.48	0.55	0.50
Net realized and unrealized gain (loss) on investments	(1.18)	3.97	7.67	2.37	1.24
Total from investment operations	(0.83)	4.40	8.15	2.92	1.74
Less Distributions From:
Net investment income	(0.40)	(0.51)	(0.51)	(0.58)	(0.52)
Capital gains	(4.81)	(5.55)	–	–	–
Total distributions	(5.21)	(6.06)	(0.51)	(0.58)	(0.52)
Net increase (decrease) in net asset value	(6.04)	(1.66)	7.64	2.34	1.22
Net Asset Value at end of period	$27.06	$33.10	$34.76	$27.12	$24.78
Total Return (%)[2]	(2.68)	12.41	30.07	11.82	7.38
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$365,385	$491,416	$576,731	$494,587	$485,978
Ratios of expenses to average net assets (%)	0.62	0.61	0.61	0.61	0.62
Ratio of net investment income to average net assets (%)	1.09	1.18	1.53	2.05	2.03
Portfolio turnover (%)[3]	90	82	32	27	29

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$32.93	$34.64	$27.05	$24.73	$23.54
Income from Investment Operations:
Net investment income[1]	0.27	0.34	0.40	0.48	0.43
Net realized and unrealized gain (loss) on investments	(1.17)	3.94	7.64	2.37	1.25
Total from investment operations	(0.90)	4.28	8.04	2.85	1.68
Less Distributions From:
Net investment income	(0.35)	(0.44)	(0.45)	(0.53)	(0.49)
Capital gains	(4.81)	(5.55)	–	–	–
Total distributions	(5.16)	(5.99)	(0.45)	(0.53)	(0.49)
Net increase (decrease) in net asset value	(6.06)	(1.71)	7.59	2.32	1.19
Net Asset Value at end of period	$26.87	$32.93	$34.64	$27.05	$24.73
Total Return (%)[2]	(2.92)	12.13	29.74	11.55	7.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,509	$6,700	$6,875	$5,882	$5,697
Ratios of expenses to average net assets (%)	0.87	0.86	0.86	0.86	0.87
Ratio of net investment income to average net assets (%)	0.84	0.93	1.28	1.80	1.78
Portfolio turnover (%)[3]	90	82	32	27	29

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

53

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND
		Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$27.27	$28.76	$24.09	$21.84	$22.16
Income from Investment Operations:
Net investment income[1]	0.28	0.19	0.17	0.18	0.05
Net realized and unrealized gain (loss) on investments	0.64	3.32	7.17	2.26	(0.31)
Total from investment operations	0.92	3.51	7.34	2.44	(0.26)
Less Distributions From:
Net investment income	(0.32)	(0.20)	(0.18)	(0.19)	(0.06)
Capital gains	(2.75)	(4.80)	(2.49)	–	–
Total distributions	(3.07)	(5.00)	(2.67)	(0.19)	(0.06)
Net increase (decrease) in net asset value	(2.15)	(1.49)	4.67	2.25	(0.32)
Net Asset Value at end of period	$25.12	$27.27	$28.76	$24.09	$21.84
Total Return (%)[2]	3.26	12.13	30.51	11.20	(1.19)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$251,524	$305,800	$359,959	$318,024	$331,032
Ratios of expenses to average net assets (%)	0.82	0.81	0.81	0.82	0.82
Ratio of net investment income to average net assets (%)	1.02	0.63	0.62	0.76	0.24
Portfolio turnover (%)[3]	19	33	50	64	85

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$27.10	$28.63	$24.02	$21.80	$22.14
Income from Investment Operations:
Net investment income (loss)[1]	0.21	0.11	0.10	0.12	(0.00)[4]
Net realized and unrealized gain (loss) on investments	0.63	3.32	7.13	2.26	(0.32)
Total from investment operations	0.84	3.43	7.23	2.38	(0.32)
Less Distributions From:
Net investment income	(0.27)	(0.16)	(0.13)	(0.16)	(0.02)
Capital gains	(2.75)	(4.80)	(2.49)	–	–
Total distributions	(3.02)	(4.96)	(2.62)	(0.16)	(0.02)
Net increase (decrease) in net asset value	(2.18)	(1.53)	4.61	2.22	(0.34)
Net Asset Value at end of period	$24.92	$27.10	$28.63	$24.02	$21.80
Total Return (%)[2]	3.00	11.85	30.18	10.93	(1.43)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,749	$32,168	$33,983	$29,101	$27,589
Ratios of expenses to average net assets (%)	1.07	1.06	1.06	1.07	1.07
Ratio of net investment income to average net assets (%)	0.77	0.38	0.37	0.51	0.00[5]
Portfolio turnover (%)[3]	19	33	50	64	85

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Amounts represent less than $(0.005) per share.
[5]	Amounts represent less than 0.01%.

See accompanying Notes to Financial Statements.

54

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND
		Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$19.30	$21.76	$17.09	$14.75	$14.14
Income from Investment Operations:
Net investment income[1]	(0.05)	0.02	0.00[3]	0.05	0.02
Net realized and unrealized gain on investments	0.27	2.13	5.00	2.34	0.62
Total from investment operations	0.22	2.15	5.00	2.39	0.64
Less Distributions From:
Net investment income	(0.01)	(0.01)	(0.00)[3]	(0.05)	(0.03)
Capital gains	(1.86)	(4.60)	(0.33)	–	–
Total distributions	(1.87)	(4.61)	(0.33)	(0.05)	(0.03)
Net increase (decrease) in net asset value	(1.65)	(2.46)	4.67	2.34	0.61
Net Asset Value at end of period	$17.65	$19.30	$21.76	$17.09	$14.75
Total Return (%)[2]	1.04	9.82	29.28	16.24	4.47
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$220,979	$286,704	$381,703	$356,534	$351,833
Ratios of expenses to average net assets (%)	0.92	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	(0.24)	0.10	(0.01)	0.30	0.16
Portfolio turnover (%)[4]	28	35	28	25	52

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$19.13	$21.65	$17.05	$14.72	$14.13
Income from Investment Operations:
Net investment income (loss)[1]	(0.09)	(0.03)	(0.05)	0.01	(0.01)
Net realized and unrealized gain on investments	0.26	2.11	4.98	2.35	0.60
Total from investment operations	0.17	2.08	4.93	2.36	0.59
Less Distributions From:
Net investment income	–	–	–	(0.03)	–
Capital gains	(1.86)	(4.60)	(0.33)	–	–
Total distributions	(1.86)	(4.60)	(0.33)	(0.03)	–
Net increase (decrease) in net asset value	(1.69)	(2.52)	4.60	2.33	0.59
Net Asset Value at end of period	$17.44	$19.13	$21.65	$17.05	$14.72
Total Return (%)[2]	0.79	9.55	28.95	15.95	4.22
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,710	$15,067	$15,762	$13,927	$13,270
Ratios of expenses to average net assets (%)	1.17	1.17	1.16	1.16	1.17
Ratio of net investment income to average net assets (%)	(0.49)	(0.15)	(0.26)	0.05	(0.07)
Portfolio turnover (%)[4]	28	35	28	25	52

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Amounts represent less than $0.005 per share.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

55

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND
		Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$8.69	$9.10	$12.32	$10.81	$10.75
Income from Investment Operations:
Net investment income[1]	0.05	0.07	0.02	0.14	0.04
Net realized and unrealized gain (loss) on investments	(0.13)	0.60	4.03	1.52	0.06
Total from investment operations	(0.08)	0.67	4.05	1.66	0.10
Less Distributions From:
Net investment income	(0.06)	(0.07)	(0.05)	(0.15)	(0.04)
Capital gains	(1.93)	(1.01)	(7.22)	–	–
Total distributions	(1.99)	(1.08)	(7.27)	(0.15)	(0.04)
Net increase (decrease) in net asset value	(2.07)	(0.41)	(3.22)	1.51	0.06
Net Asset Value at end of period	$6.62	$8.69	$9.10	$12.32	$10.81
Total Return (%)[2]	(1.49)	7.52	32.77	15.39	0.91
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,494	$5,469	$6,121	$11,936	$11,261
Ratios of expenses to average net assets (%)	1.12	1.11	1.11	1.11	1.11
Ratio of net investment income to average net assets (%)	0.55	0.72	0.17	1.24	0.41
Portfolio turnover (%)[3]	15	16	19	15	22

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$8.64	$9.05	$12.29	$10.79	$10.74
Income from Investment Operations:
Net investment income[1]	0.03	0.04	–	0.11	0.02
Net realized and unrealized gain (loss) on investments	(0.14)	0.61	3.99	1.52	0.06
Total from investment operations	(0.11)	0.65	3.99	1.63	0.08
Less Distributions From:
Net investment income	(0.04)	(0.05)	(0.01)	(0.13)	(0.03)
Capital gains	(1.93)	(1.01)	(7.22)	–	–
Total distributions	(1.97)	(1.06)	(7.23)	(0.13)	(0.03)
Net increase (decrease) in net asset value	(2.08)	(0.41)	(3.24)	1.50	0.05
Net Asset Value at end of period	$6.56	$8.64	$9.05	$12.29	$10.79
Total Return (%)[2]	(1.73)	7.25	32.44	15.10	0.66
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,372	$1,634	$1,775	$1,486	$1,401
Ratios of expenses to average net assets (%)	1.37	1.36	1.37	1.36	1.36
Ratio of net investment income to average net assets (%)	0.29	0.48	(0.02)	0.99	0.16
Portfolio turnover (%)[3]	15	16	19	15	22

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

56

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
		Year Ended December 31,
	2015	2014	2013	2012	2011
CLASS I
Net Asset Value at beginning of period	$10.77	$12.99	$10.78	$9.03	$9.99
Income from Investment Operations:
Net investment income[1]	0.19	0.27	0.16	0.17	0.19
Net realized and unrealized gain (loss) on investments	(0.56)	(1.10)	2.07	1.75	(0.96)
Total from investment operations	(0.37)	(0.83)	2.23	1.92	(0.77)
Less Distributions From:
Net investment income	(0.22)	(0.47)	(0.02)	(0.17)	(0.19)
Capital gains	(0.02)	(0.92)	–	–	–
Total distributions	(0.24)	(1.39)	(0.02)	(0.17)	(0.19)
Net increase (decrease) in net asset value	(0.61)	(2.22)	2.21	1.75	(0.96)
Net Asset Value at end of period	$10.16	$10.77	$12.99	$10.78	$9.03
Total Return (%)[2]	(3.45)	(6.76)	20.76	21.31	(7.70)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$32,560	$38,826	$75,808	$76,919	$72,756
Ratios of expenses to average net assets (%)	1.17	1.17	1.21	1.21	1.22
Ratio of net investment income to average net assets (%)	1.70	2.09	1.37	1.74	1.90
Portfolio turnover (%)[3]	23	103	39	42	38

CLASS II	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$10.74	$12.96	$10.76	$9.02	$9.99
Income from Investment Operations:
Net investment income[1]	0.16	0.22	0.13	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.55)	(1.08)	2.07	1.76	(0.96)
Total from investment operations	(0.39)	(0.86)	2.20	1.90	(0.80)
Less Distributions From:
Net investment income	(0.19)	(0.44)	(0.00)[4]	(0.16)	(0.17)
Capital gains	(0.02)	(0.92)	–	–	–
Total distributions	(0.21)	(1.36)	(0.00)[4]	(0.16)	(0.17)
Net increase (decrease) in net asset value	(0.60)	(2.22)	2.20	1.74	(0.97)
Net Asset Value at end of period	$10.14	$10.74	$12.96	$10.76	$9.02
Total Return (%)[2]	(3.69)	(6.99)	20.45	21.01	(7.91)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,641	$16,174	$19,134	$18,263	$15,407
Ratios of expenses to average net assets (%)	1.42	1.42	1.46	1.46	1.47
Ratio of net investment income to average net assets (%)	1.43	1.72	1.10	1.45	1.58
Portfolio turnover (%)[3]	23	103	39	42	38

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Amounts represent less than $(0.005) per share.

See accompanying Notes to Financial Statements.

57

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end management investment company. The Trust is a series trust with, at the end of the period covered by this report, 16 investment portfolios (individually, a “Fund,” and collectively, the “Funds”), each with different investment objectives and policies. The Funds reported within this book at the end of the period were the Money Market Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund and International Stock Fund (collectively, the “Core Funds”), and the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds”).

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All Funds offer Class I and II shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of Fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income (through December 31, 2015), Small Cap and International Stock Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”),Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little

58

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”) usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAV’s of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

59

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

In addition to independent fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of December 31, 2015, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund, except the Money Market Fund, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” Only the International Stock Fund had net realized gains from foreign currency transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

60

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

Forward Foreign Currency Exchange Contracts: Each Fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2015, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market Fund, which limits the investment in illiquid securities to 5% of net assets. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the Fund values it. At December 31, 2015, investments in securities of the Core Bond, High Income and Diversified Income Funds include issues that are illiquid. As of that date, the aggregate values of illiquid securities held by the Core Bond, High Income and Diversified Income Funds were $3,860,359, $4,531,847 and $685,000, respectively, which represent 1.8%, 1.5% and 2.3% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at December 31, 2015, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost
Core Bond Fund
AARP Inc.	5/16/02	$2,087,443
Indianapolis Power & Light Co.	10/2/06	994,522
		$3,081,965
High Income Fund
First Quality Finance Co. Inc.	8/7/14	$380,220
Scientific Games International Inc.	8/15/12	300,000
Unit Corp.	5/11/11	250,000
		$930,220

Diversified Income Fund
AARP Inc.	5/16/02	$2,087,443
Indianapolis Power & Light Co.	10/2/06	1,546,482
		$3,633,925

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment.

61

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2015, none of the Funds had entered into such transactions.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

  Level 1 – unadjusted quoted prices in active markets for identical investments

  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended December 31, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2015, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

62

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

Fund[1]	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/15
Conservative Allocation	$ 158,583,563	$ –	$ –	$158,583,563
Moderate Allocation	276,227,349	–	–	276,227,349
Aggressive Allocation	91,762,105	–	–	91,762,105
Money Market[2]	818,315	15,815,971	–	16,634,286
Core Bond
Assets
Asset Backed Securities	–	3,676,284	–	3,676,284
Collateralized Mortgage Obligations	–	2,251,210	–	2,251,210
Commercial Mortgage-Backed Securities	–	4,090,949	–	4,090,949
Corporate Notes and Bonds	–	66,642,526	–	66,642,526
Long Term Municipal Bonds	–	3,389,525	–	3,389,525
Mortgage Backed Securities	–	53,914,089	–	53,914,089
U.S. Government and Agency Obligations	–	78,950,368	–	78,950,368
Short-Term Investments	2,611,975	–	–	2,611,975
	2,611,975	212,914,951	–	215,526,926
Other Financial Instruments:
Futures	122	–	–	122
High Income
Corporate Notes and Bonds	–	26,513,374	–	26,513,374
Short-Term Investments	3,020,241	–	–	3,020,241
	3,020,241	26,513,374	–	29,533,615
Diversified Income
Common Stocks	167,749,595	–	–	167,749,595
Asset Backed Securities	–	4,447,676	–	4,447,676
Collateralized Mortgage Obligations	–	804,533	–	804,533
Commercial Mortgage-Backed Securities	–	1,876,273	–	1,876,273
Corporate Notes and Bonds	–	47,828,089	–	47,828,089
Long Term Municipal Bonds	–	5,140,945	–	5,140,945
Mortgage Backed Securities	–	31,011,866	–	31,011,866
U.S. Government and Agency Obligations	–	44,475,241	–	44,475,241
Short-Term Investments	2,313,416	–	–	2,313,416
	170,063,011	135,584,623	–	305,647,634
Large Cap Value
Common Stocks	342,865,859	–	–	342,865,859
Short-Term Investments	29,283,645	–	–	29,283,645
	372,149,504	–	–	372,149,504
Large Cap Growth
Common Stocks	274,156,228	–	–	274,156,228
Short-Term Investments	4,979,898	–	–	4,979,898
	279,136,126	–	–	279,136,126
Mid Cap
Common Stocks	215,584,261	–	–	215,584,261
Short-Term Investments	18,110,219	–	–	18,110,219
	233,694,480	–	–	233,694,480

1 See respective portfolio of investments for underlying holdings in each Fund. For additional information on the underlying funds held in the Conservative, Moderate and Aggressive Allocation Funds, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

2 At December 31, 2015, all Level 2 securities held are U.S. Government and Agency Obligations. See respective Portfolio of Investments.

63

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

Fund[1]	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/15
Small Cap
Common Stocks	$ 4,685,819	$ –	$ –	$ 4,685,819
Short-Term Investments	174,337	–	–	174,337
	4,860,156	–	–	4,860,156
International Stock
Common Stocks
Australia	–	732,913	–	732,913
Brazil	–	744,482	–	744,482
Denmark	–	2,188,513	–	2,188,513
France	–	6,254,769	–	6,254,769
Germany	–	1,493,858	–	1,493,858
Ireland	908,716	1,115,006	–	2,023,722
Israel	1,101,439	–	–	1,101,439
Japan	–	4,892,038	–	4,892,038
Netherlands	990,244	1,987,549	–	2,977,793
Singapore	–	791,076	–	791,076
South Korea	–	1,134,037	–	1,134,037
Sweden	–	1,215,788	–	1,215,788
Switzerland	1,357,715	5,913,344	–	7,271,059
United Kingdom	–	13,255,779	–	13,255,779
Short-Term Investments	905,610	–	–	905,610
	5,263,724	41,719,152	–	46,982,876

[1] See respective portfolio of investments for underlying holdings in each Fund.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

Only the Core Bond Fund participated in derivative activity during the year ended December 31, 2015, however, the impact of said activity was not material to the Statement of Operations nor the Statement of Assets and Liabilities as of and for the year ended December 31, 2015.

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

64

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

3. MANAGEMENT, DISTRIBUTION AGREEMENTS AND OTHER EXPENSES

Management Agreement: For services under the Management Agreement, the Investment Adviser is entitle to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets of each Fund as follows as of December 31, 2015:

Fund	Management Fee
Conservative Allocation	0.30%
Moderate Allocation	0.30%
Aggressive Allocation	0.30%
Money Market	0.45%
Core Bond	0.55%
High Income	0.75%
Diversified Income	0.70%
Large Cap Value	0.60%
Large Cap Growth	0.80%
Mid Cap	0.90%
Small Cap	1.10%
International Stock	1.15%

The Management Agreement requires the Investment Adviser to provide or arrange to provide overall management of the Funds, including but not limited to, investment advisory services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. Neither Management Agreement includes Trustee compensation or the fees paid to the Trust’s Independent Registered Public Accountant.

The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds are Shenkman Capital Management, Inc. for the High Income Fund (through December 31, 2015), Wellington Management Company, LLP for the Small Cap Fund and NorthRoad Capital Management LLC, an affiliate of Madison, for the International Stock Fund. The Investment Adviser manages the Money Market Fund, Core Bond Fund, Diversified Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund and the Target Allocation Funds. Effective January 1, 2016, the High Income Fund will be advised by the Investment Adviser.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Money Market Class I Shares and Class II Shares. The amount of the daily waiver was equal to the amount required to maintain a minimum daily distribution rate of zero. Effective July 1, 2014, the Investment Adviser contractually agreed to waive a portion (0.10%) of its management fee on the Target Allocation Funds until at least April 30, 2016. For the year ended December 31, 2015, the waivers were as follows:

Waived Fees or Expenses*
Fund	Class I	Class II	Total Waivers
Money Market	$ 57,798	$ 6,471	$ 64,269
Conservative Allocation	141,638	35,974	177,612
Moderate Allocation	280,862	32,857	313,719
Aggressive Allocation	108,811	1,757	110,568
*The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% each Fund’s daily net assets.

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In this regard, the distributor waived a portion of 12b-1 fees on the Money Market Class II shares for the purpose of maintaining a one-day yield of zero. For the year ended December 31, 2015, the waivers totaled $4,476 and are reflected as fees waived in the Statements of Operations. MFD does not have the right to recoup these waived fees.

65

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

Other Expenses: Except as provided below, in addition to the management fee, the Trust is responsible for fees and expenses of the independent trustees and their independent council, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts, if any, expenses for independent audits, any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. The Nominating and Governance Committee of the Board may change trustee fees paid at any time.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Money Market Fund declares dividends from net investment income and net realized gains from investment transactions, if any, daily, and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the Fund. The remaining Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the year ended December 31, 2015, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$–	$93,605,334	$122,915,777
Moderate Allocation	–	–	161,951,146	218,994,296
Aggressive Allocation	–	–	57,604,366	85,251,395
Core Bond	25,793,138	49,792,967	33,428,106	46,676,530
High Income	–	–	8,976,489	15,343,118
Diversified Income	18,843,218	28,223,161	51,851,345	92,669,862
Large Cap Value	–	–	366,491,005	496,748,901
Large Cap Growth	–	–	57,130,845	119,077,763
Mid Cap	–	–	70,549,380	136,972,333
Small Cap	–	–	907,412	2,888,130
International Stock	–	–	12,081,123	16,005,342

6. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Effective May 1, 2015, the Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use future contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures

66

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

During the year ended December 31, 2015, the Core Bond Fund’s average national contract amount of outstanding futures contracts was $283,053.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Core Bond Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

Transactions in written option contracts for Core Bond Fund during the year ended December 31, 2015, were as follows:

Options outstanding, end of period

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	–	$ –
Options written during the period	260	186,407
Options closed during the period	(195)	(126,524)
Options exercised during the period	–	–
Options expired during the period	(65)	(59,883)
	–	$ –

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities; however, the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

67

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

8. SECURITIES LENDING

Each Fund, except the Target Allocation, Money Market and Small Cap Fund, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to collateral.

The Funds did not engage in any securities lending activity during the year ended December 31, 2015.

9. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2015. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2012 through December 31, 2015.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2015	2014	2015	2014
Conservative Allocation	$ 3,015,950	$ 5,244,442	$ 6,036,596	$ 13,848,205
Moderate Allocation	4,763,609	7,096,092	18,332,508	31,191,340
Aggressive Allocation	1,512,337	3,211,127	10,312,045	19,785,959
Money Market	-	-	-	-
Core Bond	6,969,942	8,632,325	-	-
High Income	1,805,480	2,372,488	-	-
Diversified Income	7,833,623	8,748,753	17,879,350	24,079,675
Large Cap Value	4,742,445	6,503,860	56,985,994	71,337,720
Large Cap Growth	3,524,773	7,538,552	27,670,274	46,280,807
Mid Cap	181,091	115,829	23,628,903	59,529,268
Small Cap	26,247	35,221	1,121,155	758,904
International Stock	980,869	2,381,605	86,074	4,214,891

68

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows.

Fund	Ordinary Income	Long-Term Capital Gain	Fund	Ordinary Income	Long-Term Capital Gain
Conservative Allocation	$ 61,872	$116,519	Diversified Income	$149,767	$ 629,960
Moderate Allocation	98,266	373,010	Large Cap Value	79,975	2,615,921
Aggressive Allocation	29,960	214,797	Large Cap Growth	117,668	4,063,182
Money Market	–	–	Mid Cap	–	4,825,605
Core Bond	130,798	–	Small Cap	–	53,741
High Income	29,860	–	International Stock	–	–

For federal income tax purposes, the Funds listed below have capital loss carryforwards as of December 31, 2015, which are available to offset future capital gains, if any, realized through the fiscal year listed:

Fund	2016	2017	2018	No Expiration Date Short-Term	No Expiration Date Long-Term
Conservative Allocation	$–	$–	$–	$ –	$ –
Moderate Allocation	–	–	–	–	–
Aggressive Allocation	–	–	–	–	–
Money Market	–	–	–	693	–
Core Bond	–	4,820,140	346,309	259,121	938,513
High Income	1,492,801	4,641,635	–	–	106,593
Diversified Income	–	–	–	–	–
Large Cap Value	–	–	–	–	–
Large Cap Growth	–	–	–	–	–
Mid Cap	–	–	–	–	–
Small Cap	202,515	–	–	–	–
International Stock	2,071,356	1,312,565	1,312,565	–	–

The capital loss carryovers for the Small Cap and International Stock Fund are subject to certain limitations upon availability, to offset future gains, pursuant to Section 382 of the Internal Revenue Code.

Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended December 31, 2015, none of the Funds elected to defer post-October specified losses.

For the year ended December 31, 2015, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized	Fund	Amount Utilized
Conservative Allocation	$–	Diversified Income	$–
Moderate Allocation	–	Large Cap Value	–
Aggressive Allocation	–	Large Cap Growth	–
Money Market	–	Mid Cap	7,377,884
Core Bond	–	Small Cap	202,515
High Income	–	International Stock	553,774

For 2015, the High Income Fund had a post-October net capital loss of $1,708,318, which is being deferred for tax purposes.
No other funds are deferring post-October capital losses.

69

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

At December 31, 2015, the aggregate gross unrealized appreciation/depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follow:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$3,196,842	$3,142,715	$54,127
Moderate Allocation	11,495,366	4,764,222	6,731,144
Aggressive Allocation	4,606,224	2,329,948	2,276,276
Money Market	–	–	–
Core Bond	9,945,106	2,600,433	7,344,673
High Income	316,120	1,675,289	(1,359,169)
Diversified Income	53,183,941	4,145,091	49,038,850
Large Cap Value	58,792,678	5,964,266	52,828,412
Large Cap Growth	87,910,158	3,335,648	84,574,510
Mid Cap	63,016,953	1,909,577	61,107,376
Small Cap	1,640,428	128,974	1,511,454
International Stock	2,648,808	7,839,062	(5,190,254)

Reclassification Adjustments: Paid-in capital, accumulated undistributed net investment income (loss), and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, defaulted bonds, distributions in excess of current earnings, and distribution re-designations from investments in other regulated investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2015, reclassifications were recorded as follows:

Fund	Paid-in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$–	$273,613	$(273,613)
Moderate Allocation	–	627,924	(627,924)
Aggressive Allocation	–	269,396	(269,396)
Money Market	–	–	–
Core Bond	–	374,133	(374,133)
High Income	–	–	–
Diversified Income	–	233,548	(233,548)
Large Cap Value	–	(956)	956
Large Cap Growth	–	–	–
Mid Cap	(692,735)	692,735	–
Small Cap	–	(462)	462
International Stock	(254)	(27,886)	28,140

10. CONCENTRATION OF RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility

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Ultra Series Fund | December 31, 2015

Notes to Financial Statements

resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Funds may be subject to interest rate policy risk, which are the risks associated with the Federal Reserve System’s program to stabilize the economy (the “quantitative easing program”) in the wake of the financial crisis that began in 2007. As a result of the quantitative easing program, the United States is experiencing historically low interest rate levels. A low interest rate environment can pose risks to a fund because low yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders and pay expenses out of fund assets. However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, while the Fund has maintained a constant share price since inception, and will continue to try to do so, neither the Investment Adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the Fund’s share price from falling below $1.00.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entails certain other risks: such as unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between the Fund’s futures positions and portfolio positions may be difficult to achieve.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Target Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

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Ultra Series Fund | December 31, 2015

Notes to Financial Statements

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds. The Funds do monitor this risk closely.

Additionally, the Target Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2015, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.

The Target Allocation Funds invest in Underlying Funds, of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). Madison Funds’ historical financial information is available to you at no cost on the Securities and Exchange Commission’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the year ended December 31, 2015 follows:

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Ultra Series Fund | December 31, 2015

Notes to Financial Statements

Fund/Underlying Fund	Balance of Shares Held at 12/31/14	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/15	Value at 12/31/15	Realized Gain (Loss)	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y	3,944,998	93,820	(273,465)	3,765,353	$ 37,126,379	$ (46,425)	$ 1,248,734
Madison Corporate Bond Fund Class Y	1,330,425	–	(312,569)	1,017,856	11,298,199	31,501	416,825
Madison High Quality Bond Fund Class Y	728,729	–	(407,245)	321,484	3,513,819	127,573	57,615
Madison Investors Fund Class Y	190,908	15,621	(94,211)	112,318	2,028,457	96,032	286,485
Madison Large Cap Growth Fund Class Y	603,376	96,555	(174,184)	525,747	9,847,239	148,763	1,835,515
Madison Large Cap Value Fund Class Y	919,053	137,147	(149,156)	907,044	13,143,066	(297,368)	1,585,036
Madison NorthRoad International Fund
Class Y	267,475	54,804	(4,525)	317,754	3,142,587	(6,697)	83,599
Totals					$80,099,746	$53,379	$5,513,809

Moderate Allocation Fund
Madison Core Bond Fund Class Y	4,792,922	85,449	–	4,878,371	$ 48,100,742	$ –	$ 1,574,961
Madison Corporate Bond Fund Class Y	481,207	–	–	481,207	5,341,397	–	165,417
Madison High Quality Bond Fund Class Y	467,911	–	(467,911)	–	–	154,472	7,399
Madison Investors Fund Class Y	1,085,156	71,338	(643,556)	512,938	9,263,663	1,009,928	1,308,335
Madison Large Cap Growth Fund Class Y	1,791,048	390,377	(356,623)	1,824,802	34,178,544	67,966	6,370,843
Madison Large Cap Value Fund Class Y	2,619,958	294,026	(438,915)	2,475,069	35,863,751	246,260	4,325,119
Madison Mid Cap Fund Class Y	334,178	–	(334,178)	–	–	(156,239)	–
Madison NorthRoad International Fund
Class Y	967,179	58,493	(49,938)	975,734	9,650,005	(75,496)	256,708
Totals					$142,398,102	$1,246,891	$14,008,782

Aggressive Allocation Fund
Madison Core Bond Fund Class Y	908,817	149,669	(88,677)	969,809	$ 9,562,316	$ (4,397)	$ 311,733
Madison Investors Fund Class Y	545,536	23,726	(398,666)	170,596	3,080,957	723,147	435,133
Madison Large Cap Growth Fund Class Y	822,475	153,835	(243,008)	733,302	13,734,754	344,500	2,560,143
Madison Large Cap Value Fund Class Y	1,134,341	112,782	(297,740)	949,383	13,756,563	977,362	1,659,023
Madison Mid Cap Fund Class Y	297,909	5,663	(203,835)	99,737	820,839	318,597	47,179
Madison NorthRoad International Fund
Class Y	391,265	67,046	(91,217)	367,094	3,630,562	(77,587)	96,579
Totals					$44,585,991	$2,281,622	$5,109,790

[1] Distributions received include distributions from net investment income and from capital gains from the underlying funds.

12. SUBSEQUENT EVENTS

All Matters

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. Effective after market close on February 12, 2016 the Ultra Series Small Cap and Money Market Funds were liquidated. Other than these Fund liquidations, no other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

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Ultra Series Fund | December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and International Stock Fund each a portfolio constituting Ultra Series Fund (collectively, the “Funds”) as of December 31, 2015, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Ultra Series Fund as of December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche, LLP

Milwaukee, WI
February 24, 2016

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Ultra Series Fund | December 31, 2015

Other Information (unaudited)

SUMMARY OF BOARD’S ANNUAL APPROVAL PROCESS AND CONSIDERATIONS

The Board of Trustees reviewed a variety of matters in connection with the renewal of the Trust’s Investment Advisory Agreement with the Adviser and the Sub-Advisory Agreements with the applicable Subadvisers at an in-person meeting of the Board held in July 2015. The following summarizes the Board’s process and considerations in connection with those renewals.

In evaluating the Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered a variety of information relating to each Fund, the Adviser and the applicable Subadvisers. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Adviser’s and applicable Subadviser’s personnel.

The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreement and Sub-Advisory Agreements with respect to the Funds. Prior to voting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreement and Sub-Advisory Agreements with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Adviser and, as applicable, the Subadviser, including the personnel providing such services; comparative performance, fee and expense information for each Fund; the profitability of each Fund to the Adviser and its affiliates; the direct and indirect benefits, if any, derived by the Adviser, Subadviser and their affiliates from their relationship with a Fund; economies of scale; and the Adviser’s and, as applicable, the Subadviser’s performance of substantially similar duties for other clients with similar investment strategies.

With regard to the nature, extent and quality of the services provided by the Adviser and, as applicable, each Subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable Subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and, as applicable, each Subadviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each Fund’s investment objectives under various market scenarios.

The Board discussed the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary Fund administration as well as supervising any Subadvisers to the Funds.

Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided by the Adviser and, as applicable, the Subadviser to each Fund were satisfactory.

With regard to the investment performance of the Funds, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the performance peer group, among other things, may not adequately reflect the objectives and strategies of the Fund, may have a different investable universe, or the

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Ultra Series Fund | December 31, 2015

Other Information (unaudited)

composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular Funds so that the performance of any such Funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to a Fund’s previous portfolio managers or investment strategies. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board and the portfolio managers discussed the Funds that adhere to the Adviser’s “participate and protect” investment philosophy and, recognizing that this is a conservative investment philosophy, the portfolio managers explained that individual Fund performance indicative of the strategy may be reflected in relative underperformance during periods of high risk market environments, such as the recent market environment. The Board performed this review in connection with the Adviser and each Subadviser that manages a sub-advised Fund. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. The Board noted the relative strong risk-adjusted returns of the Target Retirement Date Funds for the period ended May 31, 2015. In addition, the Board recognized that the Mid Cap Fund and the Small Cap Fund, each outperformed its benchmark and peer group for the one-year period ended May 31, 2015, which was largely due to individual stock selection in the Funds. With regard to fixed-income Funds, the Board considered each Fund’s relatively conservative investment philosophy and high-quality bias during a period of historically low interest rates and the relative risks to fixed-income Funds in the current environment. For example, the Core Bond Fund held more conservative shorter duration exposure than their benchmarks for the period resulting in relative underperformance. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board also considered that sometimes the Morningstar categories the Funds fall into do not reflect the Funds’ investment strategy and philosophy. Based on their review, the Independent Trustees determined that, given the totality of the above factors and considerations, each Fund’s investment performance had been satisfactory.

With regard to the costs of the services provided and the profits realized by the Adviser and its affiliates (including the affiliated Subadviser to the International Stock Fund) from their relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment strategies. Again, the Board reviewed these matters in connection with the Adviser and each Subadviser that manages a sub-advised Fund. Based on their review, the Independent Trustees concluded that the Adviser’s and its affiliates’ level of profitability from their relationship with each Fundwas reasonable. Because the Adviser pays the unaffiliated Subadvisers’ sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the cost of services to be provided and the profits to be realized by the unaffiliated Subadvisers were not material factors in the Board’s deliberations.

The Board noted that the Adviser or its affiliates, and, as applicable, each Subadviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective Subadviser) to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or Subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in

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Ultra Series Fund | December 31, 2015

Other Information (unaudited)

a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser (or Subadviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Subadviser, if applicable) may act as either investment adviser or Subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or Subadviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees reviewed each Fund’s fee structure based on the total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust: (1) an advisory fee and a capped administrative “services” expense for the Target Retirement Date Funds, and (2) for the remaining series of the Trust, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee (“Unitary Fee”). The Board reviewed total expense ratios paid by other funds with similar investment strategies, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Funds were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Funds pursuant to its administrative services agreement with the Trust (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that any administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees, in the case of the Target Retirement Date Funds, or in excess of the Unitary Fee, in the case of the remaining series, are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a Fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides services to the Trust’s “Fund-of-Funds” that are in addition to, rather than duplicative of, the services the Adviser (or its affiliates) provides to the underlying mutual funds in which each such Fund-of-Funds invests.

In reviewing costs and profits, the Board noted that for some smaller Funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such Funds alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates of approximately $15 billion at the time of the meeting. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into

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Ultra Series Fund | December 31, 2015

Other Information (unaudited)

the compensation payable under Investment Advisory (Unitary Fee) and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving fees (pursuant to its investment management agreement, with respect to the Money Market Fund and the Conservative, Moderate and Aggressive Allocation Funds). The Board also recognized that the Adviser had arranged for the fees to be capped for the Target Retirement Date Funds. Based on their review, the Independent Trustees concluded that the fee arrangements and waivers (as applicable) were acceptable. Because the Adviser pays the unaffiliated Subadvisers’ sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale in the unaffiliated Subadvisers’ management of the sub-advised Funds to be a material factor in its consideration.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and applicable Subadvisers. He noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the Subadvisers and representatives of the Adviser and Subadvisers, respectively, and discussed each matter raised.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board, the Trustees, including the Independent Trustees, concluded that each Fund’s advisory fees (including applicable sub-advisory fees) are reasonable for such Fund and that the renewal of the Investment Advisory Agreement (including Unitary Fee) and, as applicable, the Sub-Advisory Agreement with respect to such Fund are in the best interests of such Fund and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the “Rule 12b-1” plans adopted by certain Funds. Advisory personnel directed the Board to the written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the six-month period ended December 31, 2015. Expenses paid during the period in the table below are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses
The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Actual” to estimate the expenses you paid on your account during this period.

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Ultra Series Fund | December 31, 2015

Other Information (unaudited)

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$ 985.90	0.23%	$1.15	$ 984.60	0.48%	$2.40
Moderate Allocation*	1,000	979.90	0.23%	1.15	978.70	0.48%	2.39
Aggressive Allocation*	1,000	975.00	0.23%	1.14	973.70	0.48%	2.39
Money Market	1,000	1,000.00	0.10%	0.50	1,000.00	0.10%	0.50
Core Bond	1,000	999.80	0.57%	2.87	998.50	0.83%	4.18
High Income	1,000	944.50	0.78%	3.82	943.30	1.03%	5.05
Diversified Income	1,000	1,015.50	0.72%	3.66	1,014.20	0.97%	4.92
Large Cap Value	1,000	985.50	0.62%	3.10	984.20	0.87%	4.35
Large Cap Growth	1,000	1,009.20	0.83%	4.20	1,007.90	1.08%	5.47
Mid Cap	1,000	990.20	0.93%	4.67	988.90	1.18%	5.92
Small Cap	1,000	936.30	1.12%	5.47	935.10	1.37%	6.68
International Stock	1,000	906.00	1.18%	5.67	904.90	1.43%	6.87
*The annual expense ratio does not include the expenses of the underlying funds.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,024.05	0.23%	$1.17	$1,022.79	0.48%	$2.45
Moderate Allocation*	1,000	1,024.05	0.23%	1.17	1,022.79	0.48%	2.45
Aggressive Allocation*	1,000	1,024.05	0.23%	1.17	1,022.79	0.48%	2.45
Money Market	1,000	1,024.70	0.10%	0.51	1,024.70	0.10%	0.51
Core Bond	1,000	1,022.33	0.57%	2.91	1,021.02	0.83%	4.23
High Income	1,000	1,021.27	0.78%	3.97	1,020.01	1.03%	5.24
Diversified Income	1,000	1,021.58	0.72%	3.67	1,020.32	0.97%	4.94
Large Cap Value	1,000	1,022.08	0.62%	3.16	1,020.82	0.87%	4.43
Large Cap Growth	1,000	1,021.02	0.83%	4.23	1,019.76	1.08%	5.50
Mid Cap	1,000	1,020.52	0.93%	4.74	1,019.26	1.18%	6.01
Small Cap	1,000	1,019.56	1.12%	5.70	1,018.30	1.37%	6.97
International Stock	1,000	1,019.26	1.18%	6.01	1,018.00	1.43%	7.27
*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the Funds. The information provided in the hypothetical example table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

79

Ultra Series Fund | December 31, 2015

Other Information (unaudited)

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credit: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended December 31, 2015, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $81,327 (all of which represents taxes withheld) and $1,670,611, respectively.

Corporate Dividends Received Deduction: For the taxable year ended December 31, 2015, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Fund	Percentage
Conservative Allocation	11.07%
Moderate Allocation	19.93%
Aggressive Allocation	25.77%
Diversified Income	59.74%
Large Cap Value	100.00%
Large Cap Growth	97.65%
Mid Cap	100.00%
Small Cap	100.00%

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Ultra Series Fund | December 31, 2015

Ultra Series Fund’s Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ TrusteeDuring Past Five Years
Katherine L. Frank2 1960	Trustee and President, 2009 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated
investment advisory firm of Madison), Executive Director
and Chief Operating Officer, 2010 - Present; Managing
Director and Vice President, 1986 - 2010

Madison Asset Management, LLC (“Madison”), Executive
Director and Chief Operating Officer,
2010 - Present; Vice President, 2004 - 2010

Madison Investment Advisors, LLC (“MIA”) (affiliated
investment advisory firm of Madison), Executive Director
and Chief Operating Officer, 2010 - Present; President,
1996 - 2010

Madison Strategic Sector Premium Fund (closed end fund), President,
2005 - Present; Madison Funds (25)
(mutual funds), President, 2009 - Present; Madison
Covered Call & Equity Strategy
Fund (closed end fund), President, December 2012
		-Present	42	Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (25), 2009 - Present
Jay R. Sekelsky	Vice President,	MIH, Executive Director and Chief Investment Officer,	N/A	N/A
1959	2009 - Present	2010 - Present; Managing Director and Vice President,
1990 - 2010

Madison, Executive Director and Chief Investment
Officer, 2010 - Present

MIA, Executive Director and Chief Investment Officer,
2010 - Present; Vice President, 1996 - 2010

Madison Strategic Sector Premium Fund, Vice President,
2005 - Present; Madison Funds (25), Vice President,
2009 - Present; Madison Covered Call & Equity Strategy
Fund, Vice President, December 2012 - Present

1	As of the date of this report, the fund complex consists of Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.
2	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Ultra Series Fund.

81

Ultra Series Fund | December 31, 2015

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ TrusteeDuring Past Five Years
Paul A. Lefurgey	Vice President,	MIH, Chairman - Executive Committee, 2015-Present,	N/A	N/A
1964	2009 - Present	Executive Director and Head of Fixed Income
Investments, 2013 - Present; Managing Director and
Head of Fixed Income Investments,
2005 - 2013; Madison and MIA, Executive Director and
Head of Fixed Income Investments, 2013 - Present;
Managing Director and Head of Fixed Income
Investments, 2010 - 2013
MEMBERS Capital Advisors, Inc. (“MCA”) (investment
advisory firm), Madison, WI, Vice President, 2003 - 2005
Madison Strategic Sector Premium Fund, Vice President,
2010 - Present; Madison Funds (25), Vice President,
2009 - Present; Madison Covered Call & Equity Strategy
Fund, Vice President, December 2012 - Present
Greg D. Hoppe	Treasurer,	MIH and MIA, Vice President, 1999 - Present; Madison,	N/A	N/A
1969	2009 - Present	Vice President, 2009 - Present
Madison Strategic Sector Premium Fund, Treasurer,
2009 - Present; Chief Financial Officer, 2005 - 2009;
Madison Funds (25), Treasurer,
2009 - Present; Madison Covered Call & Equity Strategy
Fund, Treasurer, December 2012 - Present
Holly S. Baggot	Secretary,	MIH and MIA, Vice President, 2010 - Present; Madison,	N/A	N/A
1960	1999 - Present	Vice President, 2009 - Present; MFD Distributor, LLC
	Assistant	(“MFD”) (an affiliated brokerage firm of Madison), Vice
	Treasurer,	President, 2012 - Present
	1999 - 2007;	MCA, Director-Mutual Funds, 2008-2009; Director-
	2009 - Present	Mutual Fund Operations, 2006-2008; Operations
Officer-Mutual Funds, 2005-2006
Madison Strategic Sector Premium Fund, Secretary
and Assistant Treasurer, 2010 - Present; Madison Funds
(25), Secretary, 1999-Present and Treasurer, 2008-2009
and Assistant Treasurer, 1997-2007 and 2009-Present;
Madison Covered Call & Equity Strategy Fund, Secretary
and Assistant Treasurer, December 2012 - Present

1	As of the date of this report, the fund complex consists of Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

82

Ultra Series Fund | December 31, 2015

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ TrusteeDuring Past Five Years
Lisa R. Lange	Chief Compliance	MIH, MIA, and Madison, Chief Compliance Officer and	N/A	N/A
1969	Officer,	Chief Legal Officer, April 2015-Present
	Chief Legal	NorthRoad Capital Management LLC (“NorthRoad”)
	Officer and	(an affiliated investment advisory firm of Madison),
	Assistant Secretary,	Chief Compliance Officer and Chief Legal Officer April 2015-Present
April 2015 -
Present
Madison Strategic Sector Premium Fund, Chief
Compliance Officer, Chief Legal Officer and
Assistant Secretary April 2015-Present
Madison Covered Call & Equity Strategy Fund, Chief
Compliance Officer, Chief Legal Officer and Assistant
Secretary April 2015-Present,
Madison Funds (25), Chief Compliance Officer, Chief
Legal Officer and Assistant Secretary,
April 2015 -Present

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[1]	Other Directorships Held by Director/ TrusteeDuring Past Five Years

Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor	43	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012
Lee Enterprises, Inc (news and
		advertising publisher), Madison, WI, Vice President, 1998 - 2001		Nerites Corporation (technology company), 2004 - 2013
		Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000		Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (25), 2009 - Present; Madison Covered Call & Equity Strategy Fund, 2005-Aug 2009, and December 2012 - Present

1	As of the date of this report, the fund complex consists of Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.
2	Independent Trustees serve in such capacity until reaching the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

83

Ultra Series Fund | December 31, 2015

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Director/ TrusteeDuring Past Five Years
James R.	Trustee,	First Weber Group (real estate	43	Park Bank, 1978 - Present
Imhoff, Jr.	2009 - Present	brokers), Madison, WI, Chief		Madison Strategic Sector Premium Fund,
1944		Executive Officer, 1996 - Present		2005 - Present; Madison Covered Call
& Equity Strategy Fund, 2005 - Present;
Madison Funds (25), 2009 - Present
Steven P. Riege	Trustee,	Ovation Leadership (management	43	Forward Service Corporation (employment
1954	2005 - Present	consulting), Milwaukee, WI, Owner/		training non-profit), 2010 - Present
		President, 2001 - Present		Stanek Tool Corp., 1990 - Present
		Robert W. Baird & Company		Madison Funds (25), 2005 - Present
(financial services), Milwaukee, WI,
		Senior Vice President-Marketing and		Madison Strategic Sector Premium Fund,
		Vice President-Human Resources,		2014 - Present
		1986 - 2001		Madison Covered Call & Equity Strategy Fund,
2015-Present
Richard E.	Trustee, 2004 -	Clearwater Capital Management	41	Park Nicolet Health Services, 2001 - 2012
Struthers	Present	(investment advisory firm),		HealthPartners, 2013 - Present
1952		Minneapolis, MN, Chair and Chief
		Executive Officer, 1998 - Present		Madison Funds (25), 2004 - Present
Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012
IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997

1	Independent Trustees serve in such capacity until reaching the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2	As of the date of this report, the fund complex consists of Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

SEC File Number: 811-04815

84

Presorted Standard U.S. POSTAGE PAID Louisville, KY Permit No. 1051
Madison Funds Post Office Box 8390 Boston, MA 02266-8390 1 (800) 877-6089 www.madisonfunds.com SEC File Number: 811-08261

4460-P1053
Rev. 1015

Annual Report
December 31, 2015

Ultra Series Madison Target Retirement 2020 Fund

Ultra Series Madison Target Retirement 2030 Fund

Ultra Series Madison Target Retirement 2040 Fund

Ultra Series Madison Target Retirement 2050 Fund

Ultra Series Fund | December 31, 2015

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your plan administrator or call CUNA Mutual Retirement Solutions at 1-800-999-8786. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Ultra Series Fund | December 31, 2015

Management’s Discussion of Fund Performance (unaudited)

Period in Review

The fiscal year that ended December 31, 2015 reintroduced volatility into U.S. stock markets. After a slow upward march for the first seven months of the year, domestic stocks re-trenched in August. Through the highs of July 2015, the S&P 500® Index price advanced 3.37% for the calendar year-to-date. But the market fell in August as continued weakness in Chinese economic growth, devaluation of the Chinese currency and fears of a U.S. Federal Reserve monetary tightening triggered market declines throughout Asia which carried over to stock exchanges around the globe. U.S. markets quickly declined over 12% from July highs, creating the first “correction” (decline >10%) in stock prices since 2011. Materials and energy stocks were particularly hard hit. After an ensuing month of volatile share prices, the market stabilized and, by the beginning of November, the S&P 500® had recovered almost 13% from its August lows. Despite this volatility, the S&P 500® returned 1.38% for the calendar year. Small and mid-cap stocks returned -4.41% and -2.44% respectively, as measured by the Russell 2000® Index and Russell MidCap® Index. Foreign markets, as measured by the MSCI EAFE Index, returned -0.81%.

The sharp recovery in share prices from the August and late September lows point up the fickle nature of market psychology and the perils of trying to time major market moves. The fears over Chinese growth sustainability, which had in many ways been the catalyst for the market’s retreat, were replaced by a recognition that the impact of Chinese economic growth on the U.S. economy really is not that great. Oil prices, which have fallen by 65% since the end of last year, temporarily stabilized before heading lower. In short, what was bad news suddenly became not so bad, and in some cases even good. This was aided by a realization that central banks around the world were concerned about the swoon in asset prices and ready to lend a helping monetary hand.

Against the backdrop of volatility and market uncertainty, the U.S. economy continued to perform modestly. Domestic GDP growth recovered from a weather-induced weak first quarter of 2015 to a relatively robust 3.9% annualized rate in the second quarter before easing to an annualized 2.0% rate of growth in the third quarter. Early indications of fourth quarter growth suggest a continued tepid pace, driven by volatility in stock prices and continued softness in Energy sector investment (due to weak oil prices). Inflation remains well contained, with consumer prices through the end of November +0.5% compared to the same time last year. The decline in energy prices continues to keep overall inflation under control, but even without energy prices figured into inflation, the year-over-year change in non-energy, non-food prices remains under the Fed’s stated goal of 2%. Employment trends are favorable as well, with the unemployment rate falling from 5.6% to 5.0% in the last year.

Long-term interest rates experienced their share of volatility during the year, ranging from a low of 1.64% on ten year Treasury Notes in January to a high of 2.49% in mid-June. By the end of December, yields had fallen back to 2.27% as stock market turmoil, softer domestic economic growth and uncertainty over the future path of Federal Reserve Board (“Fed”) monetary policy took pressure off of the interest rate markets. The Fed began the process of normalizing short-term interest rates at its December meeting by raising its target for the benchmark Federal Funds Rate marginally above the zero level in place for the last seven years. Accompanying the increase was a statement that the pace of additional interest rate increases would be gradual and highly dependent on the path of future economic growth and inflation developments. For the calendar year period, the broad-based Barclays U.S. Aggregate Bond Index returned 0.55%. Shorter-maturity bond indices returned generally better results than very long maturity. Tax-exempt municipal funds were among the best performers during the year, while the high yield sector of the bond market suffered negative returns.

Outlook

With the previously weakest performing market sectors performing better, and bad news now good news, we are concerned about the fundamental underpinnings and sentiment of the stock market. Earnings are under pressure, valuations remain full and the market’s short memory seems to have quickly forgotten the turmoil of August and September. The Fed has begun the process of raising short-term interest rates and is expected to continue on this path, albeit at a gradual pace, over the coming year. The economy remains on solid footing and employment trends remain favorable. With the unemployment rate at 5.0%, we are beginning to see upward pressure on labor costs due to tightening employment market conditions. This trend bears watching, and while good for the American consumer, rising wage costs could pressure corporate profits. As a result, we continue to counsel caution and seek companies whose competitive position, strong management and solid balance sheet inspire confidence in future profitability.

Similarly, we remain defensive in our interest rate outlook as the Fed embarks on a tighter monetary policy regime. While we do not think the Fed will raise short-term interest rates too far or too quickly and run the risk of derailing the current expansion, the specter of higher short-term yields usually signals trouble for longer-term interest rates as well. This could have a cooling effect on interest rate sensitive sectors of the economy such as housing and automobile sales, which have been among the more solid performing sectors this past year.

Finally, 2016 is a Presidential election year, and we anticipate much talk of health care reform, tax reform, and energy policy. The U.S. regulatory environment is likely to draw increased attention as the consequences of the Dodd-Frank legislation are felt in the financial markets. We expect the political discussion of the year ahead to contribute to an environment of uncertainty and enhanced volatility.

Our goal is to seek investment opportunities that provide attractive return potential without undue risk. In the current environment of fully valued stock prices, very low short and long-term interest rates, and heightened market volatility, we are paying particularly close attention to the risk side of this tradeoff.

Target Retirement Date Funds

Positive contributors to the Funds’ performance for 2015 included an overweight allocation to U.S. Treasuries, overweight allocations to Japanese and European equities on a hedged basis, an underweight allocation to U.S. small cap stocks and an underweight allocation to emerging market equities. Our U.S. Treasury positions returned north of +1.5% for the year, outperforming the Barclays U.S. Aggregate Bond Index by roughly 1%. Our hedged Japanese and European equity positions returned +7.7% and +5.8% respectively, outperforming the MSCI ACWI ex-US Index return of -5.7% by a wide margin. U.S. small cap stocks underperformed U.S. large cap stocks -4.4% to +1.4%, while the MSCI Emerging Markets Index lost -14.9% against the developed markets MSCI EAFE Index return of -0.8%. Detractors from performance included an overweight to U.S. mid cap stocks and an allocation to gold. U.S. mid cap stocks underperformed U.S. large cap stocks -2.4% to +1.4%, while gold was down nearly 11%.

2

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2015

MADISON TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2020 Fund returned -0.34% in the 12-month period, underperforming the S&P Target Date® To 2020 Index which returned -0.15%, but outperforming the Morningstar Target Date 2016-2020 category which returned -1.57%.

Average Annual Total Return (%) through December 31, 2015[1,2]
				Since
				10/1/07
	1 Year	3 Years	5 Years	Inception

Ultra Series Target Retirement 2020, Class I	-0.34	5.80	5.87	2.08

S&P Target Date® To 2020 Index	-0.15	5.31	5.29	3.35

See accompanying Notes to Management’s Discussion of Fund Performance.

MADISON FUNDS: MADISON TARGET RETIREMENT 2020 FUND
SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/15

Bond Funds	58.9%
Stock Funds	27.7%
Foreign Stock Funds	6.0%
Alternative Funds	2.0%
Money Market Funds and Other Net Assets	5.4%

MADISON TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2030 Fund returned -0.86% in the 12-month period, underperforming the S&P Target Date® To 2030 Index which returned -0.26%, but outperforming the Morningstar Target Date 2026-2030 category which returned -1.79%.

Average Annual Total Return (%) through December 31, 2015[1,2]
				Since
				10/1/07
	1 Year	3 Years	5 Years	Inception

Ultra Series Target Retirement 2030, Class I	-0.86	7.68	7.00	2.33

S&P Target Date® To 2030 Index	-0.26	6.64	6.15	3.14

See accompanying Notes to Management’s Discussion of Fund Performance.

MADISON FUNDS: MADISON TARGET RETIREMENT 2030 FUND
SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/15

Stock Funds	46.5%
Bond Funds	37.1%
Foreign Stock Funds	10.8%
Alternative Funds	2.0%
Money Market Funds and Other Net Assets	3.6%

3

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2015

MADISON TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2040 Fund returned -1.01% in the 12-month period, underperforming the S&P Target Date® To 2040 Index which returned -0.52%, but outperforming the Morningstar Target Date 2036-2040 category which returned -1.99%.

Average Annual Total Return (%) through December 31, 2015[1,2]
				Since
				10/1/07
	1 Year	3 Years	5 Years	Inception

Ultra Series Target Retirement 2040, Class I	-1.01	8.64	7.49	2.00

S&P Target Date® To 2040 Index	-0.52	7.64	6.81	3.04

See accompanying Notes to Management’s Discussion of Fund Performance.

MADISON FUNDS: MADISON TARGET RETIREMENT 2040 FUND
SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/15

Stock Funds	53.4%
Bond Funds	27.1%
Foreign Stock Funds	13.4%
Alternative Funds	2.5%
Money Market Funds and Other Net Assets	3.6%

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2050 Fund returned -0.91% in the 12-month period, underperforming the S&P Target Date® To 2050 Index which returned -0.58%, but outperforming the Morningstar Target Date 2046-2050 category which returned -2.01%.

Average Annual Total Return (%) through December 31, 2015[1,2]
			Since
			1/3/11
	1 Year	3 Years	Inception

Ultra Series Target Retirement 2050, Class I	-0.91	9.70	7.94

S&P Target Date® To 2050 Index	-0.58	8.44	–

See accompanying Notes to Management’s Discussion of Fund Performance.

MADISON FUNDS: MADISON TARGET RETIREMENT 2050 FUND
SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/15

Stock Funds	60.3%
Bond Funds	17.1%
Foreign Stock Funds	15.9%
Alternative Funds	3.0%
Money Market Funds and Other Net Assets	3.7%

4

Ultra Series Fund | December 31, 2015

Notes to Management’s Discussion of Fund Performance (unaudited)

[1]	Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the group variable annuity contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

[2]	Effective October 1, 2009, Madison contractually agreed to waive a portion of the management fee of the Target Retirement Date 2020, 2030, 2040 and 2050 Funds from 0.40% to 0.20%. Effective February 17, 2011, the fee was permanently reduced to 0.20%. On September 1, 2011, shareholders of the Target Retirement Date Funds approved a new fee arrangement which includes an investment advisory fee of 0.25% annualized and a services agreement fee of 0.05% annualized. Effective August 30, 2014, each Ultra Series Target Retirement Date Fund (USF Target Date Fund) invests substantially all of its assets in a corresponding Madison Target Retirement Date Fund. In order to avoid duplicate fees, from August 30 through December 31, 2014, all direct fees and expenses (0.25% management and 0.05% services) of each USF Target Date Fund were waived; and effective January 1, 2015, the USF Target Date Funds will not charge Management or Services Fees, only the acquired fees from the Madison Target Date Funds. If these fees had not been reduced, returns would have been lower.

Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.

©Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

BENCHMARK DESCRIPTIONS

The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

•	The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.
•	The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.
•	The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.
•	The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

Past performance is no guarantee of future results.

5

Ultra Series Fund | December 31, 2015

Madison Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%

Master Fund - 97.4%*
Madison Funds: Madison Target
Retirement 2020 Fund Class R6 (A)	5,469,874	$51,471,517

Money Market Funds - 2.4%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	1,261,128	1,261,128

TOTAL INVESTMENTS - 99.8% (Cost $50,923,009**)		$52,732,645
NET OTHER ASSETS AND LIABILITIES - 0.2%		125,834

TOTAL NET ASSETS - 100.0%		$52,858,479

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $51,338,284.
(A)	Affiliated Company (see Note 8).

Madison Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%

Master Fund - 98.2%*
Madison Funds: Madison Target
Retirement 2030 Fund Class R6 (A)	7,882,221	$72,989,363

Money Market Funds - 1.6%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	1,151,228	1,151,228

TOTAL INVESTMENTS - 99.8% (Cost $69,258,376**)		$74,140,591
NET OTHER ASSETS AND LIABILITIES - 0.2%		117,618

TOTAL NET ASSETS - 100.0%		$74,258,209

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $69,810,838.
(A)	Affiliated Company (see Note 8).

Madison Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%

Master Fund - 97.6%*
Madison Funds: Madison Target
Retirement 2040 Fund Class R6 (A)	5,322,370	$48,380,343

Money Market Funds - 2.2%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	1,097,244	1,097,244

TOTAL INVESTMENTS - 99.8% (Cost $45,624,566**)		$49,477,587
NET OTHER ASSETS AND LIABILITIES - 0.2%		98,703

TOTAL NET ASSETS - 100.0%		$49,576,290

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $46,061,925.
(A)	Affiliated Company (see Note 8).

Madison Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.6%

Master Fund - 95.9%*
Madison Funds: Madison Target
Retirement 2050 Fund Class R6 (A)	2,188,418	$20,308,516

Money Market Funds - 3.7%
State Street Institutional U.S. Government
Money Market Fund, 0.16%, Premier Class	781,565	781,565

TOTAL INVESTMENTS - 99.6% (Cost $19,661,717**)		$21,090,081
NET OTHER ASSETS AND LIABILITIES - 0.4%		83,089

TOTAL NET ASSETS - 100.0%		$21,173,170

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $19,763,815.
(A)	Affiliated Company (see Note 8).

See accompanying Notes to Financial Statements.

6

Ultra Series Fund | December 31, 2015

Statements of Assets and Liabilities as of December 31, 2015

	Madison	Madison	Madison	Madison
	Target	Target	Target	Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Assets:
Investments in securities, at cost
Unaffiliated issuers	$1,261,128	$1,151,228	$1,097,244	$781,565
Master Fund[1]	49,661,881	68,107,148	44,527,322	18,880,152
Net unrealized appreciation
Master Fund[1]	1,809,636	4,882,215	3,853,021	1,428,364

Total investments at value	52,732,645	74,140,591	49,477,587	21,090,081
Receivables:
Fund shares sold	153,645	117,634	98,718	83,096

Total assets	52,886,290	74,258,225	49,576,305	21,173,177

Liabilities:
Payables:
Fund shares repurchased	27,811	16	15	7

Total liabilities	27,811	16	15	7

Net assets applicable to outstanding capital stock	$52,858,479	$74,258,209	$49,576,290	$21,173,170

Net assets consist of:
Paid-in capital	$51,393,316	$69,823,242	$46,081,405	$19,825,241
Accumulated undistributed net investment income	24,470	28,485	22,292	9,234
Accumulated net realized loss on investments sold	(368,943)	(475,733)	(380,428)	(89,669)
Net unrealized appreciation of investments	1,809,636	4,882,215	3,853,021	1,428,364

Net Assets	$52,858,479	$74,258,209	$49,576,290	$21,173,170

Class I Shares:
Net Assets	$52,858,479	$74,258,209	$49,576,290	$21,173,170
Shares of beneficial interest outstanding	6,574,198	9,187,220	6,579,285	1,737,318
Net Asset Value and redemption price per share	$8.04	$8.08	$7.54	$12.19

1 See Note 8 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

7

Ultra Series Fund | December 31, 2015

Statements of Operations for the Year Ended December 31, 2015

	Madison	Madison	Madison	Madison
	Target	Target	Target	Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Investment Income:
Master Fund[1]	$888,831	$1,241,035	$836,551	$342,649

Total investment income	888,831	1,241,035	836,551	342,649

Expenses:[2]
Other expenses	77	53	559	395

Total expenses	77	53	559	395

Net Investment Income	888,754	1,240,982	835,992	342,254
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments
Unaffiliated issuers	(406,768)	(524,765)	(335,127)	(2,162)
Master Fund[1]	1,214,724	1,457,349	1,552,803	118,000
Capital gain distributions received from underlying funds
Master Fund[1]	1,743,230	2,634,963	2,202,395	619,178
Net change in unrealized appreciation (depreciation) on investments
Master Fund[1]	(3,559,651)	(5,368,467)	(4,671,217)	(1,250,237)

Net Realized and Unrealized Loss on Investments	(1,008,465)	(1,800,920)	(1,251,146)	(515,221)

Net Decrease in Net Assets from Operations	$(119,711)	$(559,938)	$(415,154)	$(172,967)

[1] See Note 8 for information on affiliated issuers.
[2] See Note 3 for information on expenses.

See accompanying Notes to Financial Statements.

8

Ultra Series Fund | December 31, 2015

Statements of Changes in Net Assets

	Madison Target		Madison Target		Madison Target		Madison Target
	Retirement 2020 Fund		Retirement 2030 Fund		Retirement 2040 Fund		Retirement 2050 Fund

Year Ended December 31,	2015	2014	2015	2014	2015	2014	2015	2014

Net Assets at beginning of period	$62,086,994	$70,472,021	$84,935,455	$93,187,497	$59,498,853	$68,917,211	$22,798,839	$18,122,573

Increase (decrease) in net assets from operations:
Net investment income	888,754	1,445,899	1,240,982	1,815,148	835,992	1,302,838	342,254	425,053
Net realized gain	2,551,186	3,778,434	3,567,547	6,459,366	3,420,071	5,681,727	735,016	1,065,684
Net change in unrealized appreciation (depreciation)	(3,559,651)	(377,301)	(5,368,467)	(1,014,709)	(4,671,217)	(1,511,357)	(1,250,237)	303,312

Net increase (decrease) in net assets from operations	(119,711)	4,847,032	(559,938)	7,259,805	(415,154)	5,473,208	(172,967)	1,794,049
Distributions to shareholders from:
Net investment income
Class I	(1,232,070)	(1,620,265)	(1,539,158)	(1,934,962)	(1,120,298)	(1,401,615)	(461,247)	(435,257)
Net realized gains
Class I	(2,535,543)	(3,040,240)	(3,763,105)	(5,778,868)	(3,435,249)	(5,125,812)	(623,257)	(1,035,732)

Total distributions	(3,767,613)	(4,660,505)	(5,302,263)	(7,713,830)	(4,555,547)	(6,527,427)	(1,084,504)	(1,470,989)

Capital Stock transactions:
Class I Shares
Shares sold	17,955,487	30,353,864	24,673,115	36,962,168	15,715,878	30,530,746	11,556,097	15,844,030
Issued to shareholders in reinvestment of distributions	3,767,612	4,660,505	5,302,263	7,713,830	4,555,546	6,527,427	1,084,504	1,470,989
Shares redeemed	(27,064,290)	(43,585,923)	(34,790,423)	(52,474,015)	(25,223,286)	(45,422,312)	(13,008,799)	(12,961,813)

Total increase (decrease) from capital stock transactions	(5,341,191)	(8,571,554)	(4,815,045)	(7,798,017)	(4,951,862)	(8,364,139)	(368,198)	4,353,206

Total increase (decrease) in net assets	(9,228,515)	(8,385,027)	(10,677,246)	(8,252,042)	(9,922,563)	(9,418,358)	(1,625,669)	4,676,266

Net Assets at end of period	$52,858,479	$62,086,994	$74,258,209	$84,935,455	$49,576,290	$59,498,853	$21,173,170	$22,798,839

Undistributed net investment income (loss) included in net assets	$24,470	$33,067	$28,485	$39,470	$22,292	$28,042	$9,234	$8,767
Capital Share transactions:
Class I Shares
Shares sold	2,057,092	3,356,026	2,781,632	4,006,031	1,862,045	3,401,029	880,973	1,196,333
Issued to shareholders in reinvestment of distributions	463,651	536,783	648,077	878,019	597,134	778,089	88,680	113,369
Shares redeemed	(3,103,891)	(4,784,545)	(3,929,355)	(5,641,542)	(2,987,668)	(5,008,307)	(990,668)	(969,318)

Net increase (decrease) from capital share transactions	(583,148)	(891,736)	(499,646)	(757,492)	(528,489)	(829,189)	(21,015)	340,384

See accompanying Notes to Financial Statements.

9

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2020 FUND

	Year Ended December 31,

	2015	2014	2013	2012	2011

CLASS I
Net Asset Value at beginning of period	$8.67	$8.76	$8.31	$7.82	$8.06
Income from Investment Operations:
Net investment income[1]	0.13	0.19	0.21	0.24	0.22
Net realized and unrealized gain (loss) on investments	(0.15)	0.42	0.70	0.53	(0.04)
Total from investment operations	(0.02)	0.61	0.91	0.77	0.18
Less Distributions From:
Net investment income	(0.20)	(0.24)	(0.22)	(0.25)	(0.23)
Capital gains	(0.41)	(0.46)	(0.24)	(0.03)	(0.19)
Total distributions	(0.61)	(0.70)	(0.46)	(0.28)	(0.42)
Net increase (decrease) in net asset value	(0.63)	(0.09)	0.45	0.49	(0.24)
Net Asset Value at end of period	$8.04	$8.67	$8.76	$8.31	$7.82
Total Return (%)[2]	(0.34)	7.11	10.94	9.98	2.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$52,858	$62,087	$70,472	$56,607	$39,580
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.00 [4,7]	0.30	0.30	0.30	0.26
After reimbursement of expenses by Adviser (%)	0.00 [4,7]	0.21 [5]	0.30	0.30	0.24 [3]
Ratio of net investment income to average net assets (%)	1.51 [7]	2.08	2.37	2.96	2.70
Portfolio turnover (%)[6]	7	142	167	90	114

MADISON TARGET RETIREMENT 2030 FUND

	Year Ended December 31,

	2015	2014	2013	2012	2011

CLASS I
Net Asset Value at beginning of period	$8.77	$8.92	$8.04	$7.49	$7.90
Income from Investment Operations:
Net investment income[1]	0.13	0.18	0.19	0.23	0.19
Net realized and unrealized gain (loss) on investments	(0.21)	0.54	1.13	0.60	(0.09)
Total from investment operations	(0.08)	0.72	1.32	0.83	0.10
Less Distributions From:
Net investment income	(0.18)	(0.22)	(0.18)	(0.22)	(0.20)
Capital gains	(0.43)	(0.65)	(0.26)	(0.06)	(0.31)
Total distributions	(0.61)	(0.87)	(0.44)	(0.28)	(0.51)
Net increase (decrease) in net asset value	(0.69)	(0.15)	0.88	0.55	(0.41)
Net Asset Value at end of period	$8.08	$8.77	$8.92	$8.04	$7.49
Total Return (%)[2]	(0.86)	8.06	16.56	11.05	1.16
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$74,258	$84,935	$93,187	$68,009	$45,404
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.00 [4,7]	0.30	0.30	0.30	0.26
After reimbursement of expenses by Adviser (%)	0.00 [4,7]	0.21 [5]	0.30	0.30	0.24 [3]
Ratio of net investment income to average net assets (%)	1.51 [7]	1.98	2.16	2.84	2.43
Portfolio turnover (%)[6]	7	103	136	86	108

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20% Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.
[4]	Amounts represent less than 0.01%.
[5]	Amount includes fees waived by the adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	Amount does not include income or expenses of the underlying Master Fund, nor the underlying expenses of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure.

See accompanying Notes to Financial Statements.

10

Ultra Series Fund | December 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2040 FUND

	Year Ended December 31,

	2015	2014	2013	2012	2011

CLASS I
Net Asset Value at beginning of period	$8.37	$8.68	$7.61	$7.06	$7.60
Income from Investment Operations:
Net investment income[1]	0.13	0.17	0.17	0.20	0.16
Net realized and unrealized gain (loss) on investments	(0.20)	0.55	1.32	0.61	(0.12)
Total from investment operations	(0.07)	0.72	1.49	0.81	0.04
Less Distributions From:
Net investment income	(0.19)	(0.22)	(0.16)	(0.19)	(0.17)
Capital gains	(0.57)	(0.81)	(0.26)	(0.07)	(0.41)
Total distributions	(0.76)	(1.03)	(0.42)	(0.26)	(0.58)
Net increase (decrease) in net asset value	(0.83)	(0.31)	1.07	0.55	(0.54)
Net Asset Value at end of period	$7.54	$8.37	$8.68	$7.61	$7.06
Total Return (%)[2]	(1.01)	8.27	19.63	11.42	0.47
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$49,576	$59,499	$68,917	$49,269	$35,182
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.00 [4,7]	0.30	0.30	0.30	0.26
After reimbursement of expenses by Adviser (%)	0.00 [4,7]	0.21 [5]	0.30	0.30	0.24 [3]
Ratio of net investment income to average net assets (%)	1.52 [7]	1.95	2.01	2.65	2.11
Portfolio turnover (%)[6]	8	108	151	101	115

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 020%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.
[4]	Amounts represent less than 0.01%.
[5]	Amount includes fees waived by the adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	Amount does not include income or expenses of the underlying Master Fund, nor the underlying expenses of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure.

MADISON TARGET RETIREMENT 2050 FUND

	Year Ended December 31,				Inception to

	2015	2014	2013	2012	12/31/11[1]

CLASS I
Net Asset Value at beginning of period	$12.97	$12.78	$10.69	$9.75	$10.00
Income from Investment Operations:
Net investment income[2]	0.21	0.27	0.24	0.30	0.26
Net realized and unrealized gain (loss) on investments	(0.33)	0.82	2.19	0.89	(0.36)
Total from investment operations	(0.12)	1.09	2.43	1.19	(0.10)
Less Distributions From:
Net investment income	(0.28)	(0.27)	(0.18)	(0.21)	(0.14)
Capital gains	(0.38)	(0.63)	(0.16)	(0.04)	–
Return of capital	–	–	–	–	(0.01)
Total distributions	(0.66)	(0.90)	(0.34)	(0.25)	(0.15)
Net increase (decrease) in net asset value	(0.78)	0.19	2.09	0.94	(0.25)
Net Asset Value at end of period	$12.19	$12.97	$12.78	$10.69	$9.75
Total Return (%)[3]	(0.91)	8.51	22.78	12.12	(1.03)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,173	$22,799	$18,123	$7,160	$2,236
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.00 [7,10]	0.30	0.30	0.30	0.26 [5]
After reimbursement of expenses by Adviser (%)	0.00 [7,10]	0.20 [8]	0.30	0.30	0.26 [5,6]
Ratio of net investment income to average net assets (%)	1.57 [10]	2.02	1.98	2.90	2.61 [5]
Portfolio turnover (%)[9]	13	133	215	86	75 [4]

[1]	Commenced investment operations on January 3, 2011.
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[4]	Not annualized.
[5]	Annualized.
[6]	Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.
[7]	Amounts represent less than 0.01%.
[8]	Amount includes fees waived by the adviser (see Note 3).
[9]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[10]	Amount does not include income or expenses of the underlying Master Fund, nor the underlying expenses of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure.

See accompanying Notes to Financial Statements.

11

Ultra Series Fund | December 31, 2015

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the investment company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end management investment company. The Trust is a series trust with, at the end of the period covered by this report, 16 investment portfolios (individually, a “Fund,” and collectively, the “Funds”), each with different investment objectives and policies. The Funds currently reporting within this book at the end of the period were the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds” or “Ultra Series Madison Target Retirement Funds” or “USF Target Date Funds”).

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. The Target Date Funds only offer a single class of shares, Class I shares. The shares represent an interest in the assets of the respective Fund and identical voting, dividend, liquidation and other rights, except the class of shares bears its own distribution fees, if any, and its proportional share of Fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”).

Each Target Date Fund, each a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a respective master fund (the “Master Fund”), each Master Fund a series of the Madison Funds. Madison Funds is an open-end diversified investment management company advised by the Investment Adviser. The financial statements of each of the respective Master Funds should be read in conjunction with the Ultra Series Madison Target Retirement Funds’ financial statements. The valuation policies of the Master Funds can be found within the above referenced financial statements. As of December 31, 2015, the Ultra Series Madison Target Retirement 2020 Fund owned approximately 99.09% of the respective Madison Funds Master Fund, the Ultra Series Madison Target Retirement 2030 Fund owned approximately 99.36% of the respective Madison Funds Master Fund, the Ultra Series Madison Target Retirement 2040 Fund owned approximately 99.99% of the respective Madison Funds Master Fund, and the Ultra Series Madison Target Retirement 2050 Fund owned approximately 97.91% of the respective Madison Funds Master Fund. See also Appendix A, page 21 for the Portfolio of Investments, and Appendix B, page 23 for the Statements of Assets and Liabilities for the respective Master Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price.

Investments in shares of open-end mutual funds are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”), usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAV’s of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Target Date Funds primarily invest in Underlying Funds it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

In addition to independent fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded in is on holiday.

12

Ultra Series Fund | Notes to the Financial Statements - continued | December 31, 2015

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of December 31, 2015, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended December 31, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2015, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund	(Level 1)	(Level 2)	(Level 3)	12/31/15

Madison Target Retirement 2020[1]	$51,471,517	$–	$–	$51,471,517
State Street Institutional U.S.
Government Money Market Fund	1,261,128	–	–	1,261,128

Ultra Series Madison Target
Retirement 2020	52,732,645	–	–	52,732,645

Madison Target Retirement 2030[1]	72,989,363	–	–	72,989,363
State Street Institutional U.S.
Government Money Market Fund	1,151,228	–	–	1,151,228

Ultra Series Madison Target
Retirement 2030	74,140,591	–	–	74,140,591

1Please refer to Appendix A of this report (page 21) for a list of underlying holdings of the Master Fund held by each respective Ultra Series Target Date Fund. For additional information on the underlying funds held by each respective Master Fund, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

13

Ultra Series Fund | Notes to the Financial Statements - continued | December 31, 2015

	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund	(Level 1)	(Level 2)	(Level 3)	12/31/15

Madison Target Retirement 2040[1]	$48,380,343	$–	$–	$48,380,343
State Street Institutional U.S.
Government Money Market Fund	1,097,244	–	–	1,097,244

Ultra Series Madison Target
Retirement 2040	49,477,587	–	–	49,477,587
Madison Target Retirement 2050[1]	20,308,516	–	–	20,308,516
State Street Institutional U.S.
Government Money Market Fund	781,565	–	–	781,565

Ultra Series Madison Target
Retirement 2050	21,090,081	–	–	21,090,081

[1]Please refer to Appendix A of this report (page 21) for a list of underlying holdings of the Master Fund held by each respective Ultra Series Target Date Fund. For additional information on the underlying funds held by each respective Master Fund, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

3. MANAGEMENT AND SERVICES AGREEMENTS AND OTHER EXPENSES

Management Agreement: For services under the Management Agreement, the Investment Adviser is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of each Fund’s average daily net assets. Effective with the launch of the Madison Funds Madison Target Date Funds or Master Funds (see Note 1), the Funds invested substantially all of their assets in these Master Funds. In order to avoid charging duplicate fees, from August 30, 2014 through December 31, 2014, these fees were waived by the Investment Adviser. The Investment Adviser does not have the right to recoup any of these waived fees. In that same regard, effective January 1, 2015, and as long as each USF Target Date Fund invests substantially all of its assets in the underlying Madison Target Date Fund discussed above, the USF Target Date Funds shall not pay any management fees to the Investment Adviser in recognition of the fees paid to the Adviser by the corresponding Madison Funds Madison Target Retirement Date Funds to avoid charging duplicate fees.

Services Agreement: The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee, which is calculated daily and paid monthly, at an annual rate of 0.05% of each Fund’s average daily net assets. Effective with the launch of the Madison Funds Madison Target Date Funds or Master Funds (See Note 1), the Funds invested substantially all of their asset in these Master Funds. In order to avoid charging duplicate fees, from August 30, 2014 through December 31, 2014, these fees were waived by the Investment Adviser. The Investment Adviser does not have the right to recoup any of these waived fees. In that same regard, effective January 1, 2015, and as long as each USF Target Date Fund invests substantially all of its assets in the underlying Madison Target Date Fund discussed above, the USF Target Date Funds shall not pay any service fees to the Investment Adviser in recognition of the fees paid to the Adviser by the corresponding Madison Funds Madison Target Retirement Date Funds to avoid charging duplicate fees.

Other Expenses: In addition to the fees described above, the Trust is responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, overdrafts, any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. The Nominating and Governance Committee of the Board may change trustee fees paid at any time.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the year ended December 31, 2015, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

Fund	Purchases	Sales
Ultra Series Madison Target Retirement 2020	$3,971,906	$10,938,650
Ultra Series Madison Target Retirement 2030	5,257,957	11,138,296
Ultra Series Madison Target Retirement 2040	4,237,370	11,112,843
Ultra Series Madison Target Retirement 2050	2,673,222	3,495,490

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2015. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2012 through December 31, 2015.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2015	2014	2015	2014
Ultra Series Madison Target Retirement 2020	$1,795,008	$2,178,516	$1,972,605	$2,481,989
Ultra Series Madison Target Retirement 2030	1,972,507	2,788,948	3,329,756	4,924,882
Ultra Series Madison Target Retirement 2040	1,717,851	2,327,916	2,837,696	4,199,511
Ultra Series Madison Target Retirement 2050	542,952	699,116	541,552	771,873

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Ultra Series Madison Target Retirement 2020	$26,491	$44,311
Ultra Series Madison Target Retirement 2030	28,486	76,728
Ultra Series Madison Target Retirement 2040	28,078	51,145
Ultra Series Madison Target Retirement 2050	10,936	10,727

For federal income tax purposes, the Target Date Funds did not have capital loss carryforwards as of December 31, 2015.

Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended December 31, 2015, none of the Funds elected to defer late-year losses.

For the year ended December 31, 2015, there were no capital losses utilized for the Target Date Funds.

14

Ultra Series Fund | Notes to the Financial Statements - continued | December 31, 2015

At December 31, 2015, the aggregate gross unrealized appreciation/depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Ultra Series Madison Target Retirement 2020	$1,394,361	$–	$1,394,361
Ultra Series Madison Target Retirement 2030	4,329,753	–	4,329,753
Ultra Series Madison Target Retirement 2040	3,415,662	–	3,415,662
Ultra Series Madison Target Retirement 2050	1,326,266	–	1,326,266

The differences between book unrealized amounts reflected in the Statement of Assets and Liabilities and tax unrealized amounts (shown above) are due to the tax deferral of losses on wash sales.

Reclassification Adjustments: Paid-in capital, undistributed net investment income (loss), and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences primarily relate to distribution re-designations from investments in other regulated Investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2015, reclassifications were recorded as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized
Fund	Income (Loss)	Gain (Loss)
Ultra Series Madison Target Retirement 2020	$334,719	$(334,719)
Ultra Series Madison Target Retirement 2030	287,191	(287,191)
Ultra Series Madison Target Retirement 2040	278,556	(278,556)
Ultra Series Madison Target Retirement 2050	119,460	(119,460)

7. INVESTMENT RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Target Date Funds are fund of funds, meaning that they invest primarily in the shares of the Master Funds, including exchange traded funds (“ETFs”). Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Master Funds in which it invests; and the Master Fund’s performance, in turn, depends on the particular securities in which that Master Fund invests and the expenses of that Fund. Accordingly, these Funds are subject to the risks of the Master Funds in direct proportion to the allocation of their respective assets among the Master Funds.

Additionally, the Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Master Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These system, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds. The Funds do monitor this risk closely.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

15

Ultra Series Funds | Notes to the Financial Statements - concluded | December 31, 2015

8. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2015 are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company. A summary of the transactions with each affiliated underlying fund as of December 31, 2015, follows:

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Master Fund	12/31/14	Additions	Sales	12/31/15	12/31/15	Gain (Loss)	Received[1]

Ultra Series Madison Target Retirement 2020 Fund
Madison Funds: Madison Target Retirement 2020 Fund Class R6	6,149,744	411,281	(1,091,151)	5,469,874	$51,471,517	$1,214,724	$2,632,061

Totals					$51,471,517	$1,214,724	$2,632,061

Ultra Series Madison Target Retirement 2030 Fund
Madison Funds: Madison Target Retirement 2030 Fund Class R6	8,448,842	553,254	(1,119,875)	7,882,221	$72,989,363	$1,457,349	$3,875,998

Totals					$72,989,363	$1,457,349	$3,875,998

Ultra Series Madison Target Retirement 2040 Fund
Madison Funds: Madison Target Retirement 2040 Fund Class R6	5,996,870	451,885	(1,126,385)	5,322,370	$48,380,343	$1,552,803	$3,038,946

Totals					$48,380,343	$1,552,803	$3,038,946

Ultra Series Madison Target Retirement 2050 Fund
Madison Funds: Madison Target Retirement 2050 Fund Class R6	2,262,722	272,564	(346,868)	2,188,418	$20,308,516	$118,000	$961,827

Totals					$20,308,516	$118,000	$961,827

1Distributions received include distributions from net investment income and from capital gains from the underlying funds.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure, in the financial statements.

16

Ultra Series Fund | December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund each a portfolio constituting Ultra Series Fund (collectively, the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Ultra Series Fund as of December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche, LLP

Milwaukee, WI
February 24, 2016

17

Ultra Series Fund | December 31, 2015

Other Information (unaudited)

SUMMARY OF BOARD’S ANNUAL APPROVAL PROCESS AND CONSIDERATIONS

The Board of Trustees reviewed a variety of matters in connection with the renewal of the Trust’s Investment Advisory Agreement with the Adviser and the Sub-Advisory Agreements with the applicable Subadvisers at an in-person meeting of the Board held in July 2015. The following summarizes the Board’s process and considerations in connection with those renewals.

In evaluating the Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered a variety of information relating to each Fund, the Adviser and the applicable Subadvisers. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Adviser’s and applicable Subadviser’s personnel.

The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreement and Sub-Advisory Agreements with respect to the Funds. Prior to voting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreement and Sub-Advisory Agreements with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Adviser and, as applicable, the Subadviser, including the personnel providing such services; comparative performance, fee and expense information for each Fund; the profitability of each Fund to the Adviser and its affiliates; the direct and indirect benefits, if any, derived by the Adviser, Subadviser and their affiliates from their relationship with a Fund; economies of scale; and the Adviser’s and, as applicable, the Subadviser’s performance of substantially similar duties for other clients with similar investment strategies.

With regard to the nature, extent and quality of the services provided by the Adviser and, as applicable, each Subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable Subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and, as applicable, each Subadviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each Fund’s investment objectives under various market scenarios.

The Board discussed the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary Fund administration as well as supervising any Subadvisers to the Funds.

Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided by the Adviser and, as applicable, the Subadviser to each Fund were satisfactory.

With regard to the investment performance of the Funds, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the performance peer group, among other things, may not adequately reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular Funds so that the performance of any such Funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to a Fund’s previous portfolio managers or investment strategies. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board and the portfolio managers discussed the Funds that adhere to the Adviser’s “participate and protect” investment philosophy and, recognizing that this is a conservative investment philosophy, the portfolio managers explained that individual Fund performance indicative of the strategy may be reflected in relative underperformance during periods of high risk market environments, such as the recent market environment. The Board performed this review in connection with the Adviser and each Subadviser that manages a sub-advised Fund. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. The Board noted the relative strong risk-adjusted returns of the Target Retirement Date Funds for the period ended May 31, 2015. In addition, the Board recognized that the Mid Cap Fund and the Small Cap Fund, each outperformed its benchmark and peer group for the one-year period ended May 31, 2015, which was largely due to individual stock selection in the Funds. With regard to fixed-income Funds, the Board considered each Fund’s relatively conservative investment philosophy and high-quality bias during a period of historically low interest rates and the relative risks to fixed-income Funds in the current environment. For example, the Core Bond Fund held more conservative shorter duration exposure than their benchmarks for the period resulting in relative underperformance. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board also considered that sometimes the Morningstar categories the Funds fall into do not reflect the Funds’ investment strategy and philosophy. Based on their review, the Independent Trustees determined that, given the totality of the above factors and considerations, each Fund’s investment performance had been satisfactory.

With regard to the costs of the services provided and the profits realized by the Adviser and its affiliates (including the affiliated Subadviser to the International Stock Fund) from their relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment strategies. Again, the Board reviewed these matters in connection with the Adviser and each Subadviser that manages a sub-advised Fund. Based on their review, the Independent Trustees concluded that the Adviser’s and its affiliates’ level of profitability from their relationship with each Fund was reasonable. Because the Adviser pays the unaffiliated Subadvisers’ sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the cost of services to be provided and the profits to be realized by the unaffiliated Subadvisers were not material factors in the Board’s deliberations.

The Board noted that the Adviser or its affiliates, and, as applicable, each Subadviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser

18

Ultra Series Funds | Other Information (unaudited) - continued | December 31, 2015

(and respective Subadviser) to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or Subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser (or Subadviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Subadviser, if applicable) may act as either investment adviser or Subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or Subadviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees reviewed each Fund’s fee structure based on the total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust: (1) an advisory fee and a capped administrative “services” expense for the Target Retirement Date Funds, and (2) for the remaining series of the Trust, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee (“Unitary Fee”). The Board reviewed total expense ratios paid by other funds with similar investment strategies, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Funds were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Funds pursuant to its administrative services agreement with the Trust (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that any administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees, in the case of the Target Retirement Date Funds, or in excess of the Unitary Fee, in the case of the remaining series, are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a Fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides services to the Trust’s “Fund-of-Funds” that are in addition to, rather than duplicative of, the services the Adviser (or its affiliates) provides to the underlying mutual funds in which each such Fund-of-Funds invests.

In reviewing costs and profits, the Board noted that for some smaller Funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such Funds alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates of approximately $15 billion at the time of the meeting. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under Investment Advisory (Unitary Fee) and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving fees (pursuant to its investment management agreement, with respect to the Money Market Fund and the Conservative, Moderate and Aggressive Allocation Funds). The Board also recognized that the Adviser had arranged for the fees to be capped for the Target Retirement Date Funds. Based on their review, the Independent Trustees concluded that the fee arrangements and waivers (as applicable) were acceptable. Because the Adviser pays the unaffiliated Subadvisers’ sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale in the unaffiliated Subadvisers’ management of the sub-advised Funds to be a material factor in its consideration.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and applicable Subadvisers. He noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the Subadvisers and representatives of the Adviser and Subadvisers, respectively, and discussed each matter raised.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board, the Trustees, including the Independent Trustees, concluded that each Fund’s advisory fees (including applicable sub-advisory fees) are reasonable for such Fund and that the renewal of the Investment Advisory Agreement (including Unitary Fee) and, as applicable, the Sub-Advisory Agreement with respect to such Fund are in the best interests of such Fund and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the “Rule 12b-1” plans adopted by certain Funds. Advisory personnel directed the Board to the written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but may indirectly (see Note 3) incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

19

Ultra Series Funds | Other Information (unaudited) - continued | December 31, 2015

The examples below are based on an investment of $1,000 invested for the six-month period ended December 31, 2015. Expenses paid during the period in the table below are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Actual” to estimate the expenses you paid on your account during this period.

		CLASS I
	Beginning	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio[1,2]	During Period[3]
Ultra Series Target Retirement 2020 Fund	$1,000	$986.80	0.00%	$0.00
Ultra Series Target Retirement 2030 Fund	1,000	976.80	0.00%	0.00
Ultra Series Target Retirement 2040 Fund	1,000	973.60	0.00%	0.00
Ultra Series Target Retirement 2050 Fund	1,000	971.50	0.00%	0.00

[1] Amounts represent less than 0.01%.
[2] Amounts does not include expenses of the underlying Master Fund, nor the underlying expense of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure, Note 3 for a description of the expense structure, and the current prospectus for more complete information regarding the charges and expenses of the Target Date Funds.
[3] Amounts represent less than $0.01.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

		CLASS I
	Beginning	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio[1,2]	During Period[3]
Ultra Series Target Retirement 2020 Fund	$1,000	$1,025.21	0.00%	$0.00
Ultra Series Target Retirement 2030 Fund	1,000	1,025.21	0.00%	0.00
Ultra Series Target Retirement 2040 Fund	1,000	1,025.21	0.00%	0.00
Ultra Series Target Retirement 2050 Fund	1,000	1,025.21	0.00%	0.00

[1] Amounts represent less than 0.01%.
[2] Amounts does not include expenses of the underlying Master Fund, nor the underlying expense of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure, Note 3 for a description of the expense structure, and the current prospectus for more complete information regarding the charges and expenses of the Target Date Funds.
[3] Amounts represent less than $0.01.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the group variable annuity contracts, or retirement and pension plans that use the Funds. The information provided in the hypothetical example table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Corporate Dividends Received Deduction: For the taxable year ended December 31, 2015, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Fund	Percentage
Ultra Series Madison Target Retirement 2020 Fund	13.38%
Ultra Series Madison Target Retirement 2030 Fund	27.12%
Ultra Series Madison Target Retirement 2040 Fund	22.16%
Ultra Series Madison Target Retirement 2050 Fund	28.58%

20

Ultra Series Funds | Other Information (unaudited) - continued | December 31, 2015

APPENDIX A: MADISON FUNDS: MADISON TARGET DATE FUNDS PORTFOLIOS OF INVESTMENTS - Master Funds (unaudited)

Madison Funds: Madison Target Retirement 2020 Fund Portfolio of Investments[1]

INVESTMENT COMPANIES - 97.5%	Shares	Value (Note 2)

Alternative Funds - 2.0%
SPDR Gold Shares*	10,289	$1,043,922

Bond Funds - 58.9%
Baird Aggregate Bond Fund Institutional Shares	73,768	782,681
iShares 20+ Year Treasury Bond ETF	10,818	1,304,867
iShares 3-7 Year Treasury Bond ETF †	149,009	18,269,994
iShares 7-10 Year Treasury Bond ETF	39,529	4,173,867
iShares TIPS Bond Fund ETF	38,065	4,174,969
Metropolitan West Total Return Bond Fund Class I	73,907	784,894
PowerShares Fundamental High Yield Corporate Bond Portfolio	14,507	253,002
Vanguard Intermediate-Term Corporate Bond ETF	12,443	1,046,332

		30,790,606
Foreign Stock Funds - 6.0%
iShares MSCI EAFE Minimum Volatility ETF	8,148	528,561
iShares MSCI United Kingdom ETF	16,011	258,417
Vanguard FTSE All-World ex-U.S. ETF	12,102	525,348
WisdomTree Europe Hedged Equity Fund	19,319	1,039,555
WisdomTree Japan Hedged Equity Fund	15,459	774,187

		3,126,068
Money Market Funds - 2.9%
State Street Institutional U.S. Government Money Market Fund, 0.16%,
Premier Class	1,530,192	1,530,192

Stock Funds - 27.7%
Energy Select Sector SPDR Fund	4,317	261,394
iShares Core S&P Mid-Cap ETF	7,317	1,019,844
Market Vectors Agribusiness ETF	6,833	317,666
PowerShares Buyback Achievers Portfolio ETF	46,116	2,096,433
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	37,348	523,991
Schwab U.S. Dividend Equity ETF	13,430	517,861
SPDR S&P 500 ETF Trust	35,475	7,232,998
SPDR S&P Homebuilders ETF	7,694	262,981
Vanguard Financials ETF	10,667	516,816
Vanguard Growth ETF	4,451	473,542
Vanguard Health Care ETF	1,959	260,312
Vanguard Information Technology ETF	9,485	1,027,131

		14,510,969

TOTAL INVESTMENTS - 97.5% (Cost $47,737,922**)		51,001,757
NET OTHER ASSETS AND LIABILITIES - 2.5%		1,303,307

TOTAL NET ASSETS - 100.0%		$52,305,064

[1]	Calculated on a cash basis.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $47,737,922.
†	The annual report and prospectus for the iShare 3-7 Year Treasury Bond ETF can be found at:
http://www.ishares.com/us/library/financial-legal-tax.
ETF	Exchange Traded Fund.

Madison Funds: Madison Target Retirement 2030 Fund Portfolio of Investments[1]
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.5%

Alternative Funds - 2.0%
SPDR Gold Shares*	14,647	$1,486,084

Bond Funds - 37.1%
iShares 20+ Year Treasury Bond ETF	15,391	1,856,462
iShares 3-7 Year Treasury Bond ETF	127,950	15,687,950
iShares 7-10 Year Treasury Bond ETF	42,012	4,436,047
iShares TIPS Bond Fund ETF	44,682	4,900,722
Vanguard Intermediate-Term Corporate Bond ETF	7,064	594,012

		27,475,193
Foreign Stock Funds - 10.8%
iShares MSCI EAFE Minimum Volatility ETF	32,263	2,092,901
iShares MSCI United Kingdom ETF	45,440	733,402
Vanguard FTSE All-World ex-U.S. ETF	33,835	1,468,777
WisdomTree Europe Hedged Equity Fund	41,160	2,214,819
WisdomTree Japan Hedged Equity Fund	29,249	1,464,790

		7,974,689
Money Market Funds - 3.1%
State Street Institutional U.S. Government Money Market Fund, 0.16%,
Premier Class	2,286,224	2,286,224

Stock Funds - 46.5%
Energy Select Sector SPDR Fund	6,148	372,261
iShares Core S&P Mid-Cap ETF	15,148	2,111,328
Market Vectors Agribusiness ETF	16,084	747,745
PowerShares Buyback Achievers Portfolio ETF	104,438	4,747,752
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	52,992	743,473
Schwab U.S. Dividend Equity ETF	31,499	1,214,601
SPDR S&P 500 ETF Trust †	93,809	19,126,717
SPDR S&P Homebuilders ETF	21,597	738,186
Vanguard Financials ETF	19,737	956,258
Vanguard Growth ETF	6,944	738,772
Vanguard Health Care ETF	5,559	738,680
Vanguard Information Technology ETF	20,427	2,212,040

		34,447,813

TOTAL INVESTMENTS - 99.5% (Cost $66,561,875**)		73,670,003
NET OTHER ASSETS AND LIABILITIES - 0.5%		407,308

TOTAL NET ASSETS - 100.0%		$74,077,311

[1]	Calculated on a cash basis.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $66,561,875.
†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at:
http://www.spdrs.com/product/fund.seam?ticker=SPY.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

21

Ultra Series Funds | Other Information (unaudited) - continued | December 31, 2015

Madison Funds: Madison Target Retirement 2040 Fund Portfolio of Investments[1]
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.9%

Alternative Funds - 2.5%
SPDR Gold Shares *	12,037	$1,221,274

Bond Funds - 27.1%
iShares 20+ Year Treasury Bond ETF	10,093	1,217,418
iShares 3-7 Year Treasury Bond ETF	55,611	6,818,465
iShares 7-10 Year Treasury Bond ETF	18,441	1,947,185
iShares TIPS Bond Fund ETF	26,636	2,921,436
Vanguard Intermediate-Term Corporate Bond ETF	2,914	245,038

		13,149,542
Foreign Stock Funds - 13.4%
iShares MSCI EAFE Minimum Volatility ETF	29,735	1,928,910
iShares MSCI United Kingdom ETF	29,981	483,893
Vanguard FTSE All-World ex-U.S. ETF	27,855	1,209,186
WisdomTree Europe Hedged Equity Fund	31,362	1,687,589
WisdomTree Japan Hedged Equity Fund	24,055	1,204,674

		6,514,252
Money Market Funds - 3.5%
State Street Institutional U.S. Government Money Market Fund, 0.16%,
Premier Class	1,710,667	1,710,667

Stock Funds - 53.4%
Energy Select Sector SPDR Fund	4,056	245,591
iShares Core S&P Mid-Cap ETF	12,104	1,687,055
Market Vectors Agribusiness ETF	15,593	724,919
PowerShares Buyback Achievers Portfolio ETF	74,286	3,377,041
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	51,417	721,378
Schwab U.S. Dividend Equity ETF	37,467	1,444,727
SPDR S&P 500 ETF Trust †	63,829	13,014,095
SPDR S&P Homebuilders ETF	14,148	483,579
Vanguard Financials ETF	18,518	897,197
Vanguard Growth ETF	6,796	723,026
Vanguard Health Care ETF	4,953	658,155
Vanguard Information Technology ETF	17,723	1,919,224

		25,895,987

TOTAL INVESTMENTS - 99.9% (Cost $42,628,777**)		48,491,722
NET OTHER ASSETS AND LIABILITIES - 0.1%		60,199

TOTAL NET ASSETS - 100.0%		$48,551,921

[1]	Calculated on a cash basis.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $42,628,777.
†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at:
http://www.spdrs.com/product/fund.seam?ticker=SPY.
ETF	Exchange Traded Fund.

Madison Funds: Madison Target Retirement 2050 Fund Portfolio of Investments[1]
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.0%

Alternative Funds - 3.0%
SPDR Gold Shares *	6,151	$624,080

Bond Funds - 17.1%
iShares 20+ Year Treasury Bond ETF	4,320	521,079
iShares 3-7 Year Treasury Bond ETF	11,828	1,450,231
iShares 7-10 Year Treasury Bond ETF	3,895	411,273
iShares TIPS Bond Fund ETF	9,443	1,035,708
Vanguard Intermediate-Term Corporate Bond ETF	1,231	103,515

		3,521,806
Foreign Stock Funds - 15.9%
iShares MSCI EAFE Minimum Volatility ETF	15,835	1,027,217
iShares MSCI United Kingdom ETF	12,630	203,848
Vanguard FTSE All-World ex-U.S. ETF	14,223	617,420
WisdomTree Europe Hedged Equity Fund	15,264	821,356
WisdomTree Japan Hedged Equity Fund	12,293	615,633

		3,285,474
Money Market Funds - 3.7%
State Street Institutional U.S. Government Money Market Fund, 0.16%,
Premier Class	757,286	757,286

Stock Funds - 60.3%
Energy Select Sector SPDR Fund	3,454	209,140
iShares Core S&P Mid-Cap ETF	5,891	821,088
Market Vectors Agribusiness ETF	8,854	411,622
PowerShares Buyback Achievers Portfolio ETF	36,177	1,644,606
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	29,192	409,571
Schwab U.S. Dividend Equity ETF	21,275	820,364
SPDR S&P 500 ETF Trust †	28,190	5,747,659
SPDR S&P Homebuilders ETF	6,025	205,935
Vanguard Financials ETF	9,953	482,223
Vanguard Growth ETF	3,860	410,665
Vanguard Health Care ETF	2,080	276,390
Vanguard Information Technology ETF	9,451	1,023,449

		12,462,712

TOTAL INVESTMENTS - 100.0% (Cost $18,797,683**)		20,651,358
NET OTHER ASSETS AND LIABILITIES - 0.0%		(2,388)

TOTAL NET ASSETS - 100.0%		$20,648,970

[1]	Calculated on a cash basis.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $18,797,683.
†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at:
http://www.spdrs.com/product/fund.seam?ticker=SPY.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

22

Ultra Series Funds | Other Information (unaudited) - concluded | December 31, 2015

APPENDIX B: MADISON FUNDS: MADISON TARGET DATE FUNDS STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

	Madison Target	Madison Target	Madison Target	Madison Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$47,737,922	$66,561,875	$42,628,777	$18,797,683
Net unrealized appreciation
Unaffiliated issuers	3,263,835	7,108,128	5,862,945	1,853,675

Total investments at value	51,001,757	73,670,003	48,491,722	20,651,358
Receivables:
Investments sold	2,447,654	2,030,178	1,814,693	719,892
Fund shares sold	195,099	–	–	–
Dividends	47,189	117,310	79,832	34,838

Total assets	53,691,699	75,817,491	50,386,247	21,406,088

Liabilities:
Payables:
Investments purchased	1,373,199	1,721,082	1,821,821	751,842
Advisory agreement fees	11,197	15,915	10,421	4,397
Service agreement fees	2,239	3,183	2,084	879

Total liabilities	1,386,635	1,740,180	1,834,326	757,118

Net assets	$52,305,064	$74,077,311	$48,551,921	$20,648,970

Net assets consist of:
Paid-in capital	49,858,954	68,447,251	43,691,680	19,237,878
Accumulated undistributed net investment income	81,446	147,845	117,372	58,090
Accumulated net realized loss on investments sold	(899,171)	(1,625,913)	(1,120,076)	(500,673)
Net unrealized appreciation of investments	3,263,835	7,108,128	5,862,945	1,853,675

Net Assets	$52,305,064	$74,077,311	$48,551,921	$20,648,970

Class R6 Shares:
Net Assets	$52,305,064	$74,077,311	$48,551,921	$20,648,970
Shares of beneficial interest outstanding	5,557,234	7,995,458	5,339,580	2,224,695
Net Asset Value and redemption price per share	$9.41	$9.26	$9.09	$9.28

See accompanying Notes to Financial Statements.

23

Ultra Series Fund | December 31, 2015

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee During Past Five Years

Katherine L. Frank[2] 1960	Trustee and President, 2009 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010	42	Madison Strategic Sector Premium Fund, 2005 -Present; Madison Funds (25), 2009 - Present

Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010

Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010

Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison Funds (25) (mutual funds), President, 2009 - Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 - Present

Jay R. Sekelsky 1959	Vice President, 2009 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010	N/A	N/A

Madison, Executive Director and Chief Investment Officer, 2010 - Present

MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010

Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Madison Funds (25), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present

Paul A. Lefurgey 1964	Vice President, 2009 - Present	MIH, Chairman - Executive Committee, 2015-Present, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2005 - 2013; Madison and MIA, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2010 - 2013	N/A	N/A

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005

Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Madison Funds (25), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present

Greg D. Hoppe 1969	Treasurer, 2009 - Present	MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison Funds (25), Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 - Present	N/A	N/A

Holly S. Baggot 1960	Secretary, 1999 - Present Assistant Treasurer, 1999 - 2007; 2009 - Present	MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

		MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006	N/A	N/A

Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Madison Funds (25), Secretary, 1999-Present and Treasurer, 2008 - 2009 and Assistant Treasurer, 1997 - 2007 and 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 - Present

Lisa R. Lange 1969	Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present	MIH, MIA, and Madison, Chief Compliance Officer and Chief Legal Officer, April 2015 - Present

		NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer April 2015 - Present	N/A	N/A

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary April 2015 - Present

Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary April 2015 - Present,

Madison Funds (25), Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present

[1]	As of the date of this report, the fund complex consists of Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.
[2]	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Ultra Series Fund.

24

Ultra Series Funds | Trustees and Officers - concluded | December 31, 2015

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships Held by Director/ Trustee During Past Five Years
Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor	43	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012
		Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001		Nerites Corporation (technology company), 2004 - 2013

		Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000		Madison Strategic Sector Premium Fund, 2005 - Present;
				Madison Funds (25), 2009 - Present; Madison Covered Call & Equity Strategy Fund, 2005-Aug 2009, and December 2012 - Present

James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	43	Park Bank, 1978 - Present Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (25), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present	43	Forward Service Corporation (employment training non-profit), 2010 - Present

		Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001		Stanek Tool Corp., 1990 - Present Madison Funds (25), 2005 - Present Madison Strategic Sector Premium Fund, 2014 - Present Madison Covered Call & Equity Strategy Fund, 2015-Present

Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present	41	Park Nicolet Health Services, 2001 - 2012

		Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012		HealthPartners, 2013 - Present

		IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997		Madison Funds (25), 2004 - Present

[1]	Independent Trustees serve in such capacity until reaching the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

[2]	As of the date of this report, the fund complex consists of Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

SEC File Number: 811-04815

25

Annual Report
October 31, 2015

Madison Conservative Allocation Fund
Madison Moderate Allocation Fund
Madison Aggressive Allocation

Madison Cash Reserves Fund

Madison Tax-Free Virginia Fund
Madison Tax-Free National Fund

Madison High Quality Bond Fund
Madison Core Bond Fund
Madison Corporate Bond Fund
Madison High Income Fund

Madison Diversified Income Fund
Madison Covered Call & Equity Income Fund
Madison Dividend Income Fund
Madison Large Cap Value Fund
Madison Investors Fund
Madison Large Cap Growth Fund
Madison Mid Cap Fund
Madison Small Cap Fund
Madison NorthRoad International Fund
Madison International Stock Fund
Madison Hansberger International Growth Fund
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

Madison Funds | October 31, 2015

Table of Contents

*Although each Fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular Fund, group of Funds or list of Funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing.
The prospectus contains this and other information about the investment company.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Madison Funds | October 31, 2015

Management’s Discussion of Fund Performance (unaudited)

Period in Review

The fiscal year that ended October 31, 2015 reintroduced volatility into U.S. stock markets. After a grudgingly upward march for the first nine months, domestic stocks re-trenched in August. Through the highs of July 2015, the S&P 500® Index price advanced 5.46% for the fiscal year-to-date. But the market came unglued in August as continued weakness in Chinese economic growth, devaluation of the Chinese currency and fears of a U.S. Federal Reserve monetary tightening triggered market declines throughout Asia which carried over to stock exchanges around the globe. U.S. markets quickly declined over 12% from July highs, creating the first “correction” (decline >10%) in stock prices since 2011. Materials and energy stocks were particularly hard hit. After an ensuing month of volatile share prices, the market regained its legs and, by the end of October, the S&P 500 had recovered over 11% from its August lows. Despite this volatility, the S&P 500 returned 5.20% for the entire fiscal year. Small and mid-cap stocks as measured by the Russell 2000® Index and Russell Midcap® Index, returned 0.34% and 2.77% respectively, and foreign markets, as measured by the MSCI EAFE Index, returned -0.07%.

The sharp recovery in share prices from the August and late September lows point up the fickle nature of market psychology and the perils of trying to time major market moves. Since the lows in August, major market sectors which had previously underperformed suddenly led the way higher (i.e., Energy and Materials). The fears over Chinese growth sustainability, which had in many ways been the catalyst for the market’s retreat, were replaced by a recognition that the impact of Chinese economic growth on the U.S. economy really isn’t that great. Oil prices, which have fallen by 50% since last October, could be putting in a bottom and have firmed in the last two months. In short, what was bad news suddenly became not so bad, and in some cases even good. This was aided by a realization that central banks around the world were concerned about the swoon in asset prices and ready to lend a helping monetary hand.

Against the backdrop of volatility and market uncertainty, the U.S. economy continued to perform in a Goldilocks fashion – not too hot, not too cold. Domestic GDP growth recovered from a weather-induced weak first quarter of 2015 to a relatively robust 3.9% annualized rate in the second quarter. Early indications of third quarter growth suggest a bit of a cooling, driven by volatility in stock prices and continued softness in Energy sector investment (due to weak oil prices). Inflation remains well contained, with consumer prices through the end of September flat compared to the same time last year. The decline in energy prices continues to keep overall inflation under control, but even without energy prices figured into inflation, the year-over-year change in non-energy, non-food prices remains under the Fed’s stated goal of 2%. Employment trends are favorable as well, with the unemployment rate falling from 5.7% to 5.0% in the last year.

Long-term interest rates experienced their share of volatility during the fiscal year, ranging from a low of 1.64% on ten-year Treasury Notes in January to a high of 2.49% in mid-June. By the end of October, yields had fallen back to 2.14% as stock market turmoil, softer domestic economic growth and uncertainty over the future path of Federal Reserve Board (“Fed”) monetary policy took pressure off of the interest rate markets. The Fed continued to send mixed signals about the timing of interest rate “lift off.” Expectations had been for a sooner-rather-than-later increase in the benchmark Federal Funds Rate based on decent economic growth and improving labor markets. Global stock market unrest in August and September, and continued monetary accommodation by foreign central banks, gave the Fed cause to push back monetary tightening. As of the end of October, U.S. interest rate markets were about evenly split in their expectations of the timing of the Fed’s first increase. For the fiscal year, the broad-based Barclays U.S. Aggregate Bond Index returned 1.96%, aided by the point-to-point decline in longer-term interest rates over the last twelve months. Shorter maturity bond funds also yielded positive results, although not to the extent experienced by longer-maturity funds which benefited the most from lower interest rates during the period. Tax-exempt municipal funds were among the best performers during the year, while the high yield sector of the bond market suffered negative returns.

Outlook

With the previously weakest performing market sectors now among the strongest, and bad news now good news, we are concerned about the fundamental underpinnings and sentiment of the stock market. Earnings are under pressure, valuations remain full and the market’s short memory seems to have quickly forgotten the turmoil of August and September. We believe the Fed will raise short-term interest rates soon, if not before the end of the year then likely in the first quarter of 2016. The economy remains on solid footing and employment trends are encouraging. With the unemployment rate at 5.0%, many argue that we are near a point where continued gains in jobs will be accompanied by faster growth in wages – good for the American consumer but not good for corporate profits. As a result, we continue to counsel caution and seek companies whose competitive position, strong management and solid balance sheet inspire confidence in future profitability.

Similarly, we remain defensive in our interest rate outlook as the Fed embarks on a tighter monetary policy regime. While we don’t think the Fed will raise short-term interest rates too far or too quickly and run the risk of derailing the current expansion, the specter of higher short-term yields usually portends trouble for longer-term interest rates as well. This could have a cooling effect on interest rate sensitive sectors of the economy such as housing and automobile sales, which have been among the more solid performing sectors this year.

Our goal is to seek investment opportunities that provide attractive return potential without undue risk. In the current environment of fully valued stock prices, very low short- and long-term interest rates, and heightened market volatility, we are paying particularly close attention to the risk side of this tradeoff.

2

Madison Funds | October 31, 2015

ALLOCATION FUNDS SUMMARY

The Madison Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (the “Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Funds will be diversified among a number of asset classes and their allocation among Underlying Funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

MADISON CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-20% money market funds;
•	20-80% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	10-50% equity securities (e.g., U.S. stock funds);
•	0-40% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since					Since	Since
	1 Year	3 Years	5 Years	10 Years	6/30/06 Inception	2/29/08 Inception	1 Year	3 Years	5 Years	10 Years	6/30/06 Inception	2/29/08 Inception

Class A Shares[2]	1.17	4.70	4.93	–	3.94	–	-4.65	2.64	3.70	–	3.28	–

Class B Shares[3]	0.44	3.94	4.14	–	3.29	–	-3.86	2.85	3.80	–	3.29	–

Class C Shares[4]	0.34	3.90	4.12	–	–	2.88	-0.61	3.90	4.12	–	–	2.88

Bank of America
Merrill Lynch
US Corp, Govt &
Mortgage Index	2.07	1.70	3.08	4.79	5.08	4.27	NA	NA	NA	NA	NA	NA

Conservative
Allocation Fund
Custom Index	2.41	5.88	6.23	5.91	5.93	5.52	NA	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Conservative Allocation Fund (Class A load waived) returned 1.17% for the one-year period, compared to its custom blended benchmark’s return of 2.41%. The Fund outperformed its peers as measured by the Morningstar Conservative Allocation category, which returned -0.77% for the year. Contributing positively to the Fund’s return were overweight allocations to hedged European and Japanese stocks, U.S. growth stocks and U.S. Treasuries. The Fund also benefited from an underweight allocation to emerging markets stocks, which sustained double digit losses over the trailing 12 months. A final benefit came from the Fund’s overall defensive posturing, which helped mitigate losses during the steep equity market decline experienced in August/September. Detracting from performance was the Fund’s overweight allocation to U.S. mid-cap stocks, a modest stake in gold and the underperformance of a few key actively managed equity and fixed income holdings. The Fund was also held back by a below benchmark interest rate risk posture as interest rates fell over the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Bond Funds	61.4%
Stock Funds	24.2%
Foreign Stock Funds	7.8%
Alternative Funds	2.7%
Money Market Funds and Other Net Assets	3.9%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Madison Core Bond Fund Class Y	20.9%
Metropolitan West Total Return Bond Fund Class I	8.8%
iShares 3-7 Year Treasury Bond ETF	8.5%
iShares 7-10 Year Treasury Bond ETF	6.9%
Madison Corporate Bond Fund Class Y	6.7%
Baird Aggregate Bond Fund Institutional Shares	6.6%
Madison Large Cap Growth Fund Class Y	6.2%
Madison Large Cap Value Fund Class Y	5.1%
iShares Russell Mid-Cap ETF	4.5%
Vanguard Value ETF	4.1%

3

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-15% money market funds;
•	10-60% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	20-80% equity securities (e.g., U.S. stock funds);
•	0-50% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since					Since	Since
	1 Year	3 Years	5 Years	10 Years	6/30/06 Inception	2/29/08 Inception	1 Year	3 Years	5 Years	10 Years	6/30/06 Inception	2/29/08 Inception

Class A Shares[2]	1.44	7.66	7.09	–	4.10	–	-4.41	5.56	5.82	–	3.44	–

Class B Shares[3]	0.72	6.84	6.29	–	3.44	–	-3.53	5.81	5.97	–	3.44	–

Class C Shares[4]	0.72	6.84	6.28	–	–	2.97	-0.23	6.84	6.28	–	–	2.97

S&P 500® Index	5.20	16.20	14.33	7.85	7.69	8.32	NA	NA	NA	NA	NA	NA

Moderate
Allocation Fund
Custom Index	2.59	8.92	8.43	6.56	6.38	6.18	NA	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Moderate Allocation Fund (Class A load waived) returned 1.44% for the one-year period, compared to its custom blended benchmark’s return of 2.59%. The Fund outperformed its peers as measured by the Morningstar Moderate Allocation category, which advanced 0.61% for the period. Contributing positively to the Fund’s return were overweight allocations to hedged European and Japanese stocks, U.S. growth stocks and U.S. Treasuries. The Fund also benefited from an underweight allocation to emerging markets stocks, which sustained double digit losses over the trailing 12 months. A final benefit came from the Fund’s overall defensive posturing, which helped mitigate losses during the steep equity market decline experienced in August/September. Detracting from performance was the Fund’s overweight allocation to U.S. mid-cap stocks, a modest stake in gold and the underperformance of a few key actively managed equity and fixed income holdings. The Fund was also held back by a below benchmark interest rate risk posture as interest rates fell over the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Stock Funds	43.3%
Bond Funds	36.9%
Foreign Stock Funds	13.7%
Alternative Funds	2.6%
Money Market Funds and Other Net Assets	3.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Madison Core Bond Fund Class Y	14.5%
Madison Large Cap Growth Fund Class Y	11.7%
Madison Large Cap Value Fund Class Y	11.1%
Metropolitan West Total Return Bond Fund Class I	8.1%
iShares 7-10 Year Treasury Bond ETF	6.9%
iShares Core S&P Mid-Cap ETF	6.6%
iShares 3-7 Year Treasury Bond ETF	5.9%
Vanguard Growth ETF	5.9%
iShares Core MSCI EAFE ETF	5.7%
Vanguard Value ETF	5.2%

4

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 85% equity investments and 15% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-10% money market funds;
•	0-30% debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);
•	30-90% equity securities (e.g., U.S. stock funds);
•	0-60% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since					Since	Since
	1 Year	3 Years	5 Years	10 Years	6/30/06 Inception	2/29/08 Inception	1 Year	3 Years	5 Years	10 Years	6/30/06 Inception	2/29/08 Inception

Class A Shares[2]	1.66	10.06	8.64	–	3.95	–	-4.17	7.91	7.37	–	3.29	–

Class B Shares[3]	0.91	9.26	7.84	–	3.29	–	-3.25	8.27	7.54	–	3.29	–

Class C Shares[4]	0.91	9.25	7.83	–	–	2.69	-0.01	9.25	7.83	–	–	2.69

S&P 500 Index	5.20	16.20	14.33	7.85	7.69	8.32	NA	NA	NA	NA	NA	NA

Aggressive
Allocation Fund
Custom Index	2.66	11.95	10.56	7.04	6.65	6.64	NA	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Aggressive Allocation Fund (Class A load waived) returned 1.66% for the one-year period, compared to its custom blended benchmark’s return of 2.66%. The Fund outperformed its peers as measured by the Morningstar Aggressive Allocation category, which returned -0.21% for the period. Contributing positively to the Fund’s return were overweight allocations to hedged European and Japanese stocks, U.S. growth stocks and U.S. Treasuries. The Fund also benefited from an underweight allocation to emerging markets stocks, which sustained double digit losses over the trailing 12 months. A final benefit came from the Fund’s overall defensive posturing, which helped mitigate losses during the steep equity market decline experienced in August/September. Detracting from performance was the Fund’s overweight allocation to U.S. mid-cap stocks, a modest stake in gold and the underperformance of a few key actively managed equity and fixed income holdings. The Fund was also held back by a below benchmark interest rate risk posture as interest rates fell over the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Stock Funds	58.9%
Foreign Stock Funds	18.8%
Bond Funds	16.9%
Alternative Funds	2.6%
Money Market Funds and Other Net Assets	2.8%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Madison Large Cap Growth Fund Class Y	14.6%
Madison Large Cap Value Fund Class Y	14.0%
iShares Core S&P Mid-Cap ETF	9.5%
Vanguard Growth ETF	8.2%
iShares Core MSCI EAFE ETF	8.2%
Madison Core Bond Fund Class Y	8.1%
Vanguard Value ETF	6.4%
iShares 7-10 Year Treasury Bond ETF	5.9%
Madison NorthRoad International Fund Class Y	3.8%
WisdomTree Europe Hedged Equity Fund	3.6%

MADISON CASH RESERVES FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

The Fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by financial institutions.

PERFORMANCE DISCUSSION

The Madison Cash Reserves Fund (Class A) returned 0.00% for the prior twelve months, compared to a 0.02% return on the Fund’s 90 day Treasury Bill benchmark. With the Federal Reserve maintaining a “Zero Interest Rate Policy” (ZIRP) throughout this past fiscal year, the Fund was unable to pay dividends to shareholders despite continuing to waive its fees in order to preserve capital. With changes to Fed policy likely coming in the next fiscal year, we are hopeful that the Fund will be able to once again begin paying a dividend.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Federal Home Loan Bank	26.0%
Fannie Mae	24.7%
Freddie Mac	20.8%
U.S. Treasury Notes	10.9%
Federal Farm Credit Bank	10.4%
Cash and Other Net Assets	7.2%

5

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON TAX-FREE VIRGINIA FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[2]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	2.36	1.88	3.01	3.63
Barclays Municipal Bond Index	2.87	2.91	4.28	4.74
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free Virginia Fund (Class Y) returned 2.36% for the one-year period, underperforming its benchmark, the Barclays Municipal Bond Index, which returned 2.87%. The Morningstar Muni Single State Long peer group gained 2.25% for the period. The underperformance of the Fund versus its benchmark was primarily attributable to a significant underweight in the longest sector of the yield curve which posted the best performance during the 12-month period. Specifically, bonds with final maturities of 22 years and longer returned 3.89% with a 19.73% weighting in the benchmark compared to only an 11.32% weighting for the Fund. The overall duration (a measure of interest rate risk) of the Virginia Fund was 5.8 years versus 6.7 years for the benchmark. This underweighting in interest rate risk in a falling rate environment detracted from the Fund’s performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Development	8.2%
Education	13.5%
Facilities	6.8%
General	9.6%
General Obligation	21.2%
Medical	7.3%
Multifamily Housing	9.2%
Power	4.3%
Transportation	5.4%
Utilities	1.5%
Water	10.8%
Net Other Assets and Liabilities	2.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Northern Virginia Transportation Authority, 5.0%, 6/1/30	4.0%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	3.4%
Newport News Economic Development Authority, 5.0%, 7/1/25	3.4%
City of Portsmouth VA, 5.0%, 2/1/31	3.2%
Suffolk Redevelopment & Housing Authority, 5.6%, 2/1/33	3.2%
Prince William County Industrial Development Authority, 5.25%, 2/1/18	3.2%
Virginia Commonwealth Transportation Board, 5.0%, 3/15/25	2.8%
Chesterfield County Economic Development Authority, 5.0%, 5/1/23	2.8%
Commonwealth of Virginia, 5.0%, 6/1/23	2.7%
Virginia College Building Authority, 5.0%, 2/1/23	2.7%

MADISON TAX-FREE NATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of seven to 15 years. The primary difference between this Fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this Fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	2.61	2.08	3.37	3.76
Barclays Municipal Bond Index	2.87	2.91	4.28	4.74
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free National Fund (Class Y) returned 2.61% for the one-year period, modestly underperforming its benchmark, the Barclays Municipal Bond Index, which returned 2.87%. The Morningstar Muni National Long peer group gained 2.57%. The underperformance of the Fund versus its benchmark was primarily attributable to a significant underweight in the longest sector of the yield curve which posted the best performance during the 12 month period. Specifically, bonds with final maturities of 22 years and longer returned 3.89% with a 19.73% weighting in the benchmark compared to only a 4.36% weighting for the Fund. The overall duration (a measure of interest rate risk) of the National Fund was 6.1 years versus 6.7 years for the benchmark. This underweighting in interest rate risk in a falling rate environment detracted from the Fund’s performance.

6

Madison Funds | Management’s Discussion of Fund Performance - Madison Tax-Free National Fund - continued | October 31, 2015

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Alabama	2.4%
Arkansas	0.7%
Colorado	1.7%
Delaware	1.5%
Florida	13.8%
Georgia	4.1%
Illinois	0.8%
Indiana	3.6%
Iowa	2.8%
Kansas	2.3%
Maryland	5.6%
Michigan	3.4%
Missouri	6.8%
New Jersey	4.0%
New Mexico	1.7%
New York	3.2%
North Carolina	6.6%
Ohio	2.1%
Pennsylvania	0.6%
South Carolina	8.9%
Tennessee	1.7%
Texas	9.8%
Virginia	3.4%
Washington	2.9%
Wisconsin	3.6%
Net Other Assets and Liabilities	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Anderson County School District No. 1, General Obligation, 5.0%, 3/1/25	3.2%
Maple School District, General Obligation, 5.0%, 4/1/24	2.8%
City of Rockville MD, General Obligation, 5.0%, 6/1/24	2.7%
City of Port St. Lucie FL Utility System Revenue, 5.0%, 9/1/27	2.5%
Montgomery County Revenue Authority, 5.0%, 5/1/31	2.5%
Orlando Utilities Commission, 5.0%, 10/1/22	2.3%
City of Wichita KS, General Obligation, 5.0%, 12/1/24	2.3%
County of Miami-Dade FL, 5.0%, 3/1/25	2.2%
Town of Cary NC Combined Utility Systems Revenue, 5.0%, 12/1/23	2.2%
Cleveland-Cuyahoga County Port Authority, 5.0%, 7/1/24	2.1%

MADISON HIGH QUALITY BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objectives through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s or equivalent.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	1.11	0.60	1.22	3.44
Barclays U.S. Intermediate Govt/Credit A+
Bond Index	2.05	1.25	2.07	4.01

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison High Quality Bond Fund (Class Y) returned 1.11% for the one-year period, lagging the benchmark Barclays U.S. Intermediate Government Credit A+ Index which returned 2.05%. The Fund outperformed the Morningstar Short-Term Bond category peer group’s return of 0.46% over the same period. Underperformance during the trailing 12 months compared to the market benchmark was due largely to conservative maturity positioning. As interest rates declined over the period, the Fund’s underweight in longer maturities detracted from total return. The Fund’s conservative maturity profile also produced a yield difference that was detractive to total return. Some of the yield shortfall was mitigated by the Fund’s sector overweight in corporate bonds. Security selection and credit sector selection were additive to returns over the period as the Fund participated in positive individual bond performance and avoided some volatile credit sectors. Looking forward, we view recent positive relative performance as a sign of opportunities ahead. The recent uptick in volatility has provided opportunities to add credit and attractive yields to the portfolio and we feel this will continue.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Consumer Discretionary	6.7%
Consumer Staples	1.5%
Energy	1.5%
Fannie Mae	14.7%
Financials	14.0%
Freddie Mac	5.9%
Health Care	3.0%
Industrials	1.6%
Information Technology	8.7%
Materials	0.0%
Telecommunication Services	0.0%
U.S. Treasury Notes	39.2%
Short-Term Investments and Other Net Assets and Liabilities	3.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Freddie Mac, 2.5%, 5/27/16	4.9%
U.S. Treasury Note, 3.875%, 5/15/18	4.7%
U.S. Treasury Note, 3.0%, 2/28/17	4.0%
U.S. Treasury Note, 1.5%, 12/31/18	3.9%
Fannie Mae, 1.25%, 1/30/17	3.9%
Fannie Mae, 1.25%, 9/28/16	3.9%
U.S. Treasury Note, 1.0%, 8/31/16	3.9%
U.S. Treasury Note, 0.875%, 1/31/17	3.9%
Fannie Mae, 0.875%, 2/8/18	3.9%
U.S. Treasury Note, 1.25%, 1/31/19	3.7%

7

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
		% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	Since 4/19/13 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	1.34	0.80	1.85	3.38	–	–	-3.19	-0.73	0.93	2.91
Class B Shares[3]	0.69	0.05	1.11	2.77	–	–	-3.75	-1.06	0.74	2.77
Class Y Shares[6]	1.71	1.08	2.11	–	3.85	–	–	–	–	–
Class R6 Shares[7]	1.71	–	–	–	–	1.22	–	–	–	–
Bank of America Merrill
Lynch US Corp, Govt &
Mortgage Index	2.07	1.70	3.08	4.79	5.08	4.37	NA	NA	NA	NA
Barclays U.S. Aggregate
Bond Index	1.96	1.65	3.03	4.72	4.99	4.27	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Core Bond Fund (Class Y) returned 1.71% for the one-year period, trailing the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which advanced 1.96%. The Fund outperformed the Morningstar Intermediate-Term Bond peer group, which gained 0.98% for the period. The majority of the Fund’s underperformance relative to its benchmark resulted from the Fund’s short duration exposure (90% of benchmark) in an environment of five-year and longer interest rates falling by 10-20 basis points. The strongest sector performance came from the Fund’s corporate and municipal bond holdings, which provided weighted returns of 2.54% for the period versus the Barclays Credit Index return of 0.90%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Corporate Notes and Bonds	32.0%
U.S. Government and Agency Obligations	26.6%
Mortgage-Backed Securities	20.6%
Municipal Bonds	9.5%
Asset-Backed Securities	4.0%
Commercial Mortgage Backed Securities	2.0%
Collateralized Mortgage Obligations	1.1%
Short-Term Investments, Options, Futures and Other Net Assets and Liabilities	4.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
U.S. Treasury Note, 3.125%, 5/15/21	1.8%
U.S. Treasury Note, 3.125%, 1/31/17	1.8%
U.S. Treasury Note, 0.75%, 3/15/17	1.6%
U.S. Treasury Bond, 4.5%, 5/15/38	1.6%
U.S. Treasury Note, 2.75%, 2/28/18	1.4%
U.S. Treasury Note, 2.625%, 1/31/18	1.4%
U.S. Treasury Note, 1.875%, 10/31/17	1.4%
U.S. Treasury Note, 1.375%, 2/28/19	1.3%
U.S. Treasury Note, 3.875%, 5/15/18	1.3%
U.S. Treasury Bond, 6.625%, 2/15/27	1.3%

MADISON CORPORATE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Corporate Bond Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the Fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds. The Fund expects to maintain an average overall portfolio quality of A- or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Barclays U.S. Credit Bond Index benchmark (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change).

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
		% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years	Since 7/2/07 Inception
Class Y Shares[6]	1.40	1.13	3.03	–	5.19
Barclays U.S. Credit Bond Index	0.90	1.80	4.17	5.45	5.72
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Corporate Bond Fund (Class Y) gained 1.40% for the period, while its benchmark, the Barclays U.S. Credit Bond Index gained 0.90%. The Fund outperformed its peer group, the Morningstar Corporate Bond category, which posted a 0.25% gain. The Fund benefited from being overweight Oil Refiners within the Energy sector and Financials, both of which have generated favorable excess returns over the past year. The Fund also benefited from its underweight of the Metals/Mining within the Materials sector, which has performed poorly due to significantly lower commodity prices. The Fund focused heavily on the new issue market where yield premiums are more attractive. Some of the bonds purchased on the new issue market during the past year that have performed well include CVS, Frontier, and UnitedHealth. In addition, the Fund purchased Omnicare bonds before the company was purchased by CVS and its bond spreads tightened significantly.

8

Madison Funds | Management’s Discussion of Fund Performance - Madison Corporate Bond Fund - continued | October 31, 2015

On a duration basis, the Fund’s overall duration remains lower than its benchmark’s duration and it continues to have an underweight in the long-maturity end of the yield curve (30-year bonds). Longer-term investment grade corporate bonds have performed poorly in 2015 and have, as a class, generated negative total returns.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Consumer Discretionary	10.3%
Consumer Staples	6.0%
Energy	11.3%
Financials†	36.5%
Health Care	6.3%
Industrials	7.3%
Information Technology	4.6%
Materials	3.2%
Telecommunication Services	3.8%
Utilities	0.0%
Municipal Bonds	7.6%
Short-Term Investments and Other Net Assets and Liabilities	3.1%
†Financials includes securities in the following industries: Banks; Diversified Financial Services; Insurance; Iron/Steel; Machinery-Construction & Mining; Mining and Real Estate

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
General Electric Capital Corp., 6.75%, 3/15/32	2.4%
Wells Fargo & Co., 5.625%, 12/11/17	1.9%
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	1.9%
Simon Property Group L.P., 4.125%, 12/1/21	1.8%
US Bancorp, 2.2%, 11/15/16	1.7%
Valero Energy Corp., 6.625%, 6/15/37	1.6%
Comcast Corp., 6.45%, 3/15/37	1.6%
Oracle Corp., 5.75%, 4/15/18	1.4%
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 5.0%, 3/1/21	1.4%
American Express Co., 6.15%, 8/28/17	1.4%

MADISON HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
		% Return Without Sales Charge					% Return Without Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	-2.29	2.99	4.62	5.86	–	-6.69	1.41	3.68	5.38
Class B Shares[3]	-3.11	2.24	3.84	5.24	–	-7.05	1.30	3.55	5.24
Class Y Shares[6]	-2.00	3.35	4.93	–	6.18	–	–	–	–
Bank of America Merrill
Lynch U.S. High Yield
Master II Constrained	-2.03	4.11	6.01	7.52	7.60	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.

Madison High Income Fund (Class Y) returned -2.00% over the twelve-month period, slightly outperforming the Bank of America Merrill Lynch High Yield Constrained Index benchmark return of -2.03%. The Fund also modestly outperformed the Morningstar High Yield Bond category peer group, which returned -2.09% over the same period. From a ratings perspective, the biggest contribution came from positive security selection and underweight within credit groups rated triple-C and below. From an industry perspective, the key driver of the Fund’s outperformance was the portfolio’s positive selection and overweight in Support – Services and underweight in Metals/Mining Excluding Steel. Negative selection in Oil and Gas, as well as negative selection in B-rated credits, detracted from performance. During the period, we reduced our exposure to Chemicals and Oil and Gas. We slightly increased our exposure to Support-Services, Telecom: Wireline/Wireless, and Media - Cable. We also slightly reduced our weighting to pure CCC credits. Some important portfolio metrics included a 6.45% yield-to-worst, a current yield of 6.73%, and weighted average credit ratings of B+/B1, respectively. Looking forward, although the Federal Reserve may now have the green light to institute the first rate increase in nearly ten years, future rate hikes should be slow, deliberate, and well-telegraphed, and we believe that high yield credit markets are unlikely to react adversely to the slight increase.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Consumer Discretionary	22.9%
Consumer Staples	2.8%
Energy	8.2%
Financials	7.1%
Health Care	9.1%
Industrials	10.9%
Information Technology	9.6%
Materials	6.8%
Telecommunication Services	7.1%
Utilities	9.4%
Short-Term Investments and Other Net Assets and Liabilities	6.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Univision Communications Inc., 6.75%, 9/15/22	2.1%
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	2.0%
Endo Finance LLC / Endo Finco Inc., 7.25%, 12/15/20	2.0%
Dole Food Co. Inc., 7.25%, 5/1/19	2.0%
Belden Inc., 5.5%, 9/1/22	1.9%
AmeriGas Finance LLC / AmeriGas Finance Corp., 7.0%, 5/20/22	1.7%
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	1.6%
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	1.6%
Alliance Data Systems Corp., 6.375%, 4/1/20	1.6%
Sinclair Television Group Inc., 6.375%, 11/1/21	1.6%

9

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the Fund’s assets, stocks will constitute up to 70% of the Fund’s assets, real estate securities will constitute up to 25% of the Fund’s assets, foreign stocks and bonds will constitute up to 25% of the Fund’s assets and money market instruments may constitute up to 25% of the Fund’s assets. The Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception
Class A Shares[2]	1.39	7.35	7.81	5.69	–	-4.42	5.24	6.54	5.07	–
Class B Shares[3]	0.58	6.54	6.99	5.06	–	-3.91	5.50	6.69	5.06	–
Class C Shares[4]	0.64	6.54	–	–	6.32	-0.35	6.54	–	–	6.32
Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	2.07	1.70	3.08	4.79	1.69	NA	NA	NA	NA	NA
S&P 500® Index	5.20	16.20	14.33	7.85	15.90	NA	NA	NA	NA	NA
Custom Blended Index (50% Fixed 50% Equity)	3.88	8.89	8.79	6.64	8.73	NA	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Diversified Income Fund (A Class load waived) returned 1.39% for the one-year period, trailing its custom blended benchmark index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500® Index) which returned 3.88%. The Fund outperformed its Morningstar Moderate Allocation category peer group, which advanced 0.61% over the last year.

For much of the period, the Fund maintained an allocation of 54% equities / 46% fixed income, with a lower credit risk and duration profile in the bond portion of the portfolio than both its peers and the market. Fixed income performance has improved meaningfully in recent months as credit spreads have widened and interest rates have begun to migrate higher. Importantly, the Fund’s lower risk profile, from both duration and credit perspectives, helped it to perform well relative to its peers.

Relative to the S&P 500 Index, Equity sector allocation and stock selection were both negatives for performance. In terms of sectors, underweight positions in the Consumer Discretionary and Technology sectors detracted from performance. Stock selection results were positive in the Industrial, Financial, and Energy sectors, while Consumer Staples, Health Care and Consumer Discretionary stocks negatively impacted the portfolio. Within Industrials, aerospace manufacturer Boeing (BA) contributed nicely to results as it benefited from strength in the aerospace cycle. In Financials, property and casualty insurer Travelers (TRV) was additive to returns as it continued to grow book value, while Technology consulting firm Accenture (ACN) was the best performing stock in the portfolio due to a strong earnings report and outlook. On the negative side, Consumer Staples holdings Procter & Gamble (PG) and Walmart (WMT) were notable underperformers as sales fell short of expectations. In Health Care, pharmaceutical firm Johnson & Johnson (JNJ) and medical device maker Baxter (BAX) trailed the index. In general, there was wide performance discrepancy between high dividend paying stocks and non-dividend paying stocks in the period. The stocks with the highest dividend yields tended to perform the worst, while those stocks that didn’t pay dividends generally performed much better.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Common Stocks	54.1%
Corporate Notes and Bonds	15.6%
U.S. Government and Agency Obligations	13.8%
Mortgage-Backed Securities	9.0%
Municipal Bonds	1.6%
Asset-Backed Securities	1.2%
Commercial Mortgage-Backed Securities	0.7%
Short-Term Investments and Other Net Assets and Liabilities	4.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
McDonald’s Corp.	2.5%
Travelers Cos. Inc./The	2.4%
Pfizer Inc.	2.1%
General Electric Co.	2.0%
Accenture PLC, Class A	2.0%
Procter & Gamble Co./The	1.9%
Johnson & Johnson	1.9%
Boeing Co./The	1.8%
Microsoft Corp.	1.8%
United Parcel Service Inc., Class B	1.8%

10

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON COVERED CALL & EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund (formerly the Madison Equity Income Fund) invests, under normal market conditions, primarily in common stocks of large-and mid-capitalization companies that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the Fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	Since 10/30/09 Inception	Since 7/31/12 Inception	1 Year	3 Years	5 Years	Since 10/30/09 Inception	Since 7/31/12 Inception
Class A Shares[2]	-0.18	6.87	6.88	6.90	–	-5.96	4.77	5.62	5.85	–
Class C Shares[4]	-0.83	6.08	–	–	6.52	-1.74	6.08	–	–	6.52
Class Y Shares[6]	0.13	7.14	7.13	7.14	–	–	–	–	–	–
Class R6 Shares[7]	0.23	7.29	–	–	7.70	–	–	–	–	–
S&P 500® Index	5.20	16.20	14.33	14.33	15.90	–	–	–	–	–
CBOE S&P 500
BuyWrite Index	6.47	7.43	7.95	7.95	7.18	–	–	–	–	–
See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Covered Call & Equity Income Fund (Class Y) returned 0.13% for the one-year period, lagging the broad market as measured by the S&P 500® Index which advanced 5.20% during the year. The Fund lagged the passive strategy of its covered call benchmark, the CBOE S&P 500 Buy/Write Index (BXM), which returned 6.47% over the twelve months. The Fund outperformed its Morningstar Long/Short Equity category peer group, which returned -0.14%. Given the length of the bull market and deteriorating company fundamentals, the Fund has been consistently more hedged than the BXM Index. As a result, the Fund underperformed the benchmark as the market rose for much of the year, but outperformed during the market decline in August. The largest relative performance impact occurred in July as markets aggressively rallied following the perceived Greek bankruptcy resolution. The BXM Index, being essentially unhedged at the time, rallied in lock-step with the markets while the Fund remained more conservatively positioned. Stock selection within the Fund was quite strong relative to the overall market, led by companies involved in takeover activity including Cameron International, Altera and Catamaran. Additionally, strong performers such as Amazon, Lululemon, Progressive, Google (now Alphabet) and Microsoft were additive to performance. Somewhat offsetting these were underperformers such as CBS, Discovery Communications, Jacobs Engineering and Qualcomm. The Fund’s sector position was slightly additive as minimal exposure to the underperforming Utilities and Materials sectors was offset by underweighting in the strong Health Care sector. The most significant drag on this year’s performance came from the Fund’s normal conservative positioning through the use of covered call options and also through the use of put protection (which only added value in the short-lived August decline). The Fund continues to maintain a conservative posture.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 10/31/15
	Fund	S&P 500® Index
Consumer Discretionary	9.2%	13.1%
Consumer Staples	6.6%	9.7%
Energy	8.6%	7.1%
Financials	8.6%	16.2%
Health Care	13.4%	14.6%
Industrials	11.1%	10.2%
Information Technology	14.3%	20.8%
Materials	–	3.0%
Telecommunication Services	2.4%	2.4%
Utilities	–	2.9%
Exchange-Traded Funds	9.2%	–
Put Options Purchased	0.2%	–
U.S. Government and Agency Obligations	6.5%	–
Short-Term Investments	9.9%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Apple Inc.		3.3%
SPDR Gold Shares		3.1%
Powershares QQQ Trust Series 1		3.1%
SPDR S&P 500 ETF Trust		3.1%
United Technologies Corp.		3.0%
Verizon Communications Inc.		2.5%
T. Rowe Price Group Inc.		2.5%
Occidental Petroleum Corp.		2.4%
Biogen Inc.		2.4%
Microsoft Corp.		2.3%

MADISON DIVIDEND INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities. The Fund typically owns 40-55 securities which are chosen for having a current yield exceeding the S&P 500’s average yield, strong fundamentals including an attractive balance sheet and reasonable valuations at the time of purchase. A key attraction for management is a company with a history of increasing dividend payments and a business model that supports the possibility of continuing these increases in the future.

PERFORMANCE DISCUSSION

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Madison Funds | Management’s Discussion of Fund Performance - Madison Dividend Income Fund - continued | October 31, 2015

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	1.76	12.62	10.56	7.13
S&P 500® Index	5.20	16.20	14.33	7.85
See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Dividend Income Fund (Class Y) returned 1.76% for the annual period, trailing its benchmark S&P 500® Index, which advanced 5.20%. The Fund outperformed its Morningstar Large Value category peer group, which returned 0.37% over the same period. Relative to the S&P 500 Index, sector allocation and stock selection were both negatives for performance. In terms of sectors, underweight positions in the Consumer Discretionary and Technology sectors detracted from performance. Stock selection results were positive in the Industrial, Financial, and Energy sectors, while Consumer Staples, Health Care and Consumer Discretionary stocks negatively impacted the portfolio. Within Industrials, aerospace manufacturer Boeing (BA) contributed nicely to results as it benefited from strength in the aerospace cycle. In Financials, property and casualty insurer Travelers (TRV) was additive to returns as it continued to grow book value, while Technology consulting firm Accenture (ACN) was the best performing stock in the portfolio due to a strong earnings report and outlook. On the negative side, Consumer Staples holdings Procter & Gamble (PG) and Walmart (WMT) were notable underperformers as sales fell short of expectations. In Health Care, pharmaceutical firm Johnson & Johnson (JNJ) and medical device maker Baxter (BAX) trailed the index. In general, there was wide performance discrepancy between high dividend paying stocks and non-dividend paying stocks in the period. The stocks with the highest dividend yields tended to perform the worst, while those stocks that didn’t pay dividends generally performed much better.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
	Fund	S&P 500® Index
Consumer Discretionary	9.1%	13.1%
Consumer Staples	17.3%	9.7%
Energy	8.2%	7.1%
Financials	14.3%	16.2%
Health Care	13.2%	14.6%
Industrials	15.0%	10.2%
Information Technology	12.9%	20.8%
Materials	1.9%	3.0%
Telecommunication Services	3.1%	2.4%
Utilities	2.3%	2.9%
Short-Term Investments and Other Net Assets and Liabilities	2.7%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
McDonald’s Corp.		4.5%
Travelers Cos. Inc./The		4.4%
Pfizer Inc.		3.8%
Accenture PLC, Class A		3.6%
General Electric Co.		3.5%
Procter & Gamble Co./The		3.4%
Boeing Co./The		3.4%
Johnson & Johnson		3.4%
Microsoft Corp.		3.2%
United Parcel Service Inc., Class B		3.1%

MADISON LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries. The Fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	-0.80	11.63	11.90	5.10	–	-6.50	9.46	10.57	4.47
Class B Shares[3]	-1.49	10.82	11.07	4.47	–	-5.32	9.86	10.80	4.47
Class Y Shares[6]	-0.51	11.91	12.17	–	4.87	–	–	–	–
Russell 1000® Value Index	0.53	14.52	13.26	6.75	6.09	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Large Cap Value Fund (Class Y) returned -0.51% for the twelve-month period, trailing its benchmark, the Russell 1000 Value® Index, which advanced 0.53%. The Fund’s Morningstar Large Value category peer group returned 0.37% for the same period. Relative to the index, sector allocation was modestly negative and accounted for all of the performance difference between the Fund and the Index. An overweight position in the Consumer Staples sector detracted from the Fund’s results, as did an underweight position in the Technology sector. Stock selection results were positive in the Industrials, Financials, Consumer Staples and Energy sectors, while Technology, Consumer Discretionary, and Health Care stocks negatively impacted the portfolio. Within Industrials, aerospace companies Boeing (BA) and Rockwell Collins (COL) contributed nicely to results as both stocks benefited from an aerospace upcycle. In Financials, specialty insurance company Markel (MKL) was the best performing stock in the portfolio, and strong performance came from another specialty insurance firm, Arch Capital Group (ACGL). On the negative side, two Consumer Discretionary holdings were notable underperformers. Media conglomerate Twenty-First Century Fox (FOXA) was the biggest Fund detractor. Time Warner (TWX) was another media stock with negative returns. Both stocks are facing headwinds from lower pay TV subscribers in the U.S. along with weak advertising revenues. Within Technology, software maker Microsoft, router and switches provider Cisco Systems (CSCO) and data storage company EMC Corp. (EMC) all lagged behind the index. The Fund continues to hold CSCO and MSFT but sold out of FOXA, TWX and EMC during the period.

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Madison Funds | Management’s Discussion of Fund Performance - Madison Large Cap Value Fund - continued | October 31, 2015

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
	Fund	Russell 1000 ® Value Index
Consumer Discretionary	4.5%	5.4%
Consumer Staples	13.2%	6.7%
Energy	7.9%	13.2%
Financials	27.4%	29.7%
Health Care	7.2%	11.6%
Industrials	15.9%	10.3%
Information Technology	7.5%	11.5%
Materials	–	2.9%
Telecommunication Services	3.5%	2.5%
Utilities	2.6%	6.2%
Short-Term Investments and Other Net Assets and Liabilities	10.3%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
American International Group Inc.		5.0%
General Electric Co.		4.9%
Wells Fargo & Co.		4.6%
McDonald’s Corp.		4.6%
Pfizer Inc.		4.5%
JM Smucker Co./The		4.2%
Markel Corp.		4.1%
Republic Services Inc.		3.6%
T-Mobile U.S. Inc.		3.5%
Exxon Mobil Corp.		3.5%

MADISON INVESTORS FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies. The Fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. A rigorous three-step process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The Fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been achieved, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 9/23/13 Inception	1 Year	3 Years	5 Years	10 Years	Since 9/23/13 Inception
Class A Shares[2]	4.78	–	–	–	10.01	-1.26	–	–	–	6.97
Class Y Shares[6]	5.07	14.39	12.08	6.81	–	–	–	–	–	–
Class R6 Shares[7]	5.25	–	–	–	10.54	–	–	–	–	–
S&P 500® Index	5.20	16.20	14.33	7.85	26.95	NA	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Investors Fund (Class Y) returned 5.07% for the year ending 10/31/2015. The S&P 500® Index advanced 5.20% for the same period. The Fund’s performance during the fiscal year lagged its Morningstar Large Growth peer group, which averaged 6.59%. The S&P 500 Index’s performance was driven by the Consumer Discretionary sector, which returned over 20% in total, and the Information Technology sector, which returned 11%. These sectors were offset by weak performance from the Energy sector, which was down over 19%. The Madison Investors Fund’s performance was supported by its underweight in the Energy sector and strong returns from the stocks of Progressive Corporation, Markel Corporation, Accenture Plc and Alphabet Inc. Progressive benefited from strong underwriting results as U.S. consumers increased their miles driven over the past year. Likewise, insurance holding Markel benefited from strong underwriting results and appreciation in its investment portfolio. Information technology consultant Accenture saw strong results from an increase in global information technology spending by corporate customers and strong competitive positioning. Alphabet Inc. benefited from strong advertising results at search engine Google. The Fund’s three most detractive stocks included Discovery Communications, PACCAR Inc. and Jacobs Engineering Group. Discovery Communications is a media content company, and the media industry witnessed some diminution in the number of pay TV subscribers over the past year at the same time that TV ratings were also weak. The weak ratings reduced advertising revenue growth, causing stocks in the industry to decline over the last twelve months. PACCAR and Jacobs Engineering shares were pressured by weak global growth that caused investors to sell stocks with heavy industrial exposure.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
	Fund	S&P 500® Index
Consumer Discretionary	15.1%	13.1%
Consumer Staples	14.8%	9.7%
Energy	1.4%	7.1%
Financials	21.3%	16.2%
Health Care	9.9%	14.6%
Industrials	14.3%	10.2%
Information Technology	16.5%	20.8%
Materials	–	3.0%
Telecommunication Services	–	2.4%
Utilities	–	2.9%
Short-Term Investments and Other Net Assets and Liabilities	6.7%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Diageo PLC		5.2%
Johnson & Johnson		4.5%
Accenture PLC, Class A		4.3%
Discovery Communications Inc., Class C		4.2%
Progressive Corp./The		4.0%
Alphabet Inc., Class C		3.8%
Berkshire Hathaway Inc., Class B		3.8%
American Tower Corp.		3.7%
JM Smucker Co./The		3.7%
TJX Cos. Inc./The		3.7%

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. Stocks selected for the Fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in less-established companies that may offer more rapid growth potential. The Fund has an active trading strategy which will lead to higher portfolio turnover than a more passively-managed fund.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
		% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	5.65	14.55	11.21	6.65	–	-0.41	12.31	9.90	6.02
Class B Shares[3]	4.85	13.67	10.39	6.01	–	0.53	12.76	10.12	6.01
Class Y Shares[6]	5.88	14.82	11.49	–	7.36	–	–	–	–
Russell 1000® Growth Index	9.18	17.94	15.30	9.09	9.42	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Large Cap Growth Fund (Class Y) returned 5.88% for the annual period. This compares to 6.59% for the Morningstar Large Growth peer group and 9.18% for the Russell 1000 Growth® Index (RLG). Narrow market leadership has made it difficult for investors to keep pace with the Index over the last year as strong performance by a few large companies has masked the underlying weakness in the rest of the market. For example, just three companies combined to produce 32% of the RLG’s total return, while the top ten accounted for nearly 60%. One reason for this narrowness is that value holdings were relatively shunned, while high growth companies were favored. This led to a wide discrepancy in sector performance as well, with four sectors producing negative returns over the past year, while just three sectors – Consumer Discretionary, Consumer Staples and Information Technology – managed to beat the 9.18% return of the RLG. Our focus on high quality growth companies, trading at reasonable valuations, proved to be a headwind in a market environment that favored “growth at any price.”

During the past year, the Madison Large Cap Growth Fund’s performance was supported by our overweight to the Consumer Discretionary sector as well as strong results from Accenture Plc, Alphabet Inc. and Starbucks Corp. Information technology consultant Accenture saw strong results from an increase in global information technology spending by corporate customers and strong competitive positioning. Alphabet Inc. benefited from strong advertising results at search engine Google. Our overweight in Energy was a drag on performance, as was QUALCOMM Inc. and media holdings Discovery Communications and CBS Corp. Media companies were hurt by changing TV viewership habits which negatively impacted advertising revenues, and content viewership appears to be moving to other non-TV devices at an increasing rate. Chip maker QUALCOMM has been negatively impacted by business trends in China, including their difficulty in collecting royalty payments in that country.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
	Fund	Russell 1000® Growth Index
Consumer Discretionary	20.2%	21.5%
Consumer Staples	8.6%	11.0%
Energy	1.7%	0.7%
Financials	3.9%	5.6%
Health Care	20.9%	16.4%
Industrials	9.2%	11.0%
Information Technology†	29.6%	28.0%
Materials	–	3.6%
Telecommunication Services	1.0%	2.1%
Utilities	–	0.1%
Short-Term Investments and Other Net Assets and Liabilities	4.9%	–
†Information Technology includes securities in the following industries: Communications Equipment; Computers & Peripherals; Electronic Equipment, Instruments & Components; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Alphabet Inc., Class C		5.2%
Apple Inc.		5.0%
Microsoft Corp.		4.7%
Oracle Corp.		3.5%
Gilead Sciences Inc.		3.0%
McDonald’s Corp.		2.8%
Amgen Inc.		2.5%
Accenture PLC, Class A		2.4%
United Parcel Service Inc., Class B		2.2%
Visa Inc., Class A		2.2%

MADISON MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such mid-cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE DISCUSSION

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Madison Funds | Management’s Discussion of Fund Performance - Madison Mid Cap Fund - continued | October 31, 2015

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 2/29/12 Inception	Since 4/19/13 Inception	1 Year	Since 4/19/13 Inception
Class A Shares[2]	5.80	–	–	–	–	11.55	-0.31	8.99
Class B Shares[3]	5.06	–	–	–	–	10.74	1.24	9.59
Class Y Shares[6]	6.13	13.87	13.53	8.02	–	–	–	–
Class R6 Shares[7]	6.55	0.14	–	–	12.99	–	–	–
Russell Midcap® Index	2.77	16.61	13.91	8.85	14.06	13.91	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Mid Cap Fund (Class Y) returned 6.13% for the annual period, ahead of its benchmark Russell MidCap® Index return of 2.77%. The Fund outperformed its peer group, the Morningstar Mid-Cap Growth category, which returned 3.00% for the same period. Individual stock-picking accounted for the majority of the outperformance, while sector allocation was mildly favorable. The biggest positive individual contributors to returns were CDW, Markel, and Advance Auto Parts. The biggest negative contributors were Colfax, Discovery Communications, and Generac. Within the Russell MidCap® Index, Health Care led the way once again as the top performing sector. We were slightly underweighted in the sector, but two of our Health Care holdings received buyout offers, boosting the sector’s contribution to the Fund. Energy was by far the worst performing sector in the Russell MidCap® Index. We couldn’t avoid the entire downdraft, but materially outperformed in this sector due to our focus on companies with solid balance sheets and secular growth profiles. Aside from the two buyout offers in the Health Care sector, the Fund had one other holding receive an acquisition offer: Precision Castparts, a new investment made during the year, agreed to be purchased by Berkshire Hathaway. Historically, our style of investing has not lent itself to a lot of buyouts, so this may be an indication of the general level of merger and acquisition activity in the capital markets.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
	Fund	Russell Midcap® Index
Consumer Discretionary†	26.0%	16.8%
Consumer Staples	1.1%	5.9%
Energy	4.5%	4.8%
Financials±	27.9%	22.7%
Health Care	6.1%	9.3%
Industrials	14.5%	12.8%
Information Technology	9.5%	14.6%
Materials	3.4%	5.9%
Telecommunication Services	–	1.1%
Utilities	–	6.1%
Short-Term Investments and Other Net Assets and Liabilities	7.0%	–
†Consumer Discretionary includes securities in the Media and Specialty Retail Industries.
±Financials includes securities in the following industries: Commercial Banks; Insurance: Real Estate Investment Trusts and Real Estate Management & Development.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Markel Corp.		6.5%
Ross Stores Inc.		5.1%
Brown & Brown Inc.		5.0%
Brookfield Asset Management Inc., Class A		4.4%
CDW Corp.		4.4%
Expeditors International of Washington Inc.		3.9%
Copart Inc.		3.9%
Sally Beauty Holdings Inc.		3.7%
Crown Holdings Inc.		3.4%
Laboratory Corp. of America Holdings		3.3%

MADISON SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in such small cap securities. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 12/27/06 Inception	Since 1/9/07 Inception	1 Year	3 Years	5 Years	10 Years	Since 12/27/06 Inception
Class B Shares[3]	3.10	12.85	11.78	–	6.51	–	-1.29	11.93	11.52	–	6.51
Class Y Shares[6]	4.16	13.97	12.90	–	7.70		–	–	–	–	–
Russell 2000® Index	0.34	13.90	12.06	7.47	5.77	6.09	–	–	–	–	–
Russell 2000® Value Index	-2.88	11.65	10.53	6.19	3.98	4.30	NA	–	–	–	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Small Cap Fund (Class Y) returned 4.16% for the twelve-month period, beating the returns of both the Russell 2000® Index (0.34%) and the Russell 2000 Value® Index (-2.88%). The Fund also outperformed its Morningstar Small Cap Blend category peer group, which returned -0.45% over the period. Security selection was the source of relative outperformance during the period as strong selection in the Energy, Health Care and Consumer Staples sectors offset weak stock selection within Information Technology. Sector allocation, a residual of the bottom-up stock selection process, detracted from relative results during the period, driven by overweights to the Energy and Industrials and underweights to the Information Technology and Financial sectors. A frictional cash balance was also a drag on performance during this period of positive absolute returns.

The Fund’s top contributors to relative returns during the period included developer and distributor of branded consumer products in personal care and housewares, Helen of Troy; consumer packaged goods company focused on branded and private label cereals, nutrition, and snack products, Post Holdings; and ICU Medical, a manufacturer of consumable medical products. The Fund’s top detractors from

15

Madison Funds | Management’s Discussion of Fund Performance - Madison Small Cap Fund - continued | October 31, 2015

relative performance during the period included Koppers, a global coal tar distiller and producer of carbon compounds and treated wood products; GATX, a leasing provider specializing in transportation equipment; and Stage Stores, a regional department store operator.

The Fund’s investment approach emphasizes individual stock selection; sector weights are a residual of our bottom-up investment process. The manager does, however, carefully consider diversification across economic sectors to limit risk. Based on bottom-up stock decisions, overweight exposure to the Industrials, Energy, and Consumer Staples sectors increased during the period, while underweight exposure to the Information Technology, Consumer Discretionary, and Health Care sectors grew. We initiated positions in industrial companies TriMas, Tyman, and Primoris Services, as well as Great Western Bancorp within financials. We eliminated our positions in ICON (Health Care), Maximus (Information Technology), UTI Worldwide (Industrials), Koppers Holdings (Materials), Verint Systems (Information Technology), and Zebra Technologies (Information Technology) during the period. As of the end of the period, the Fund was most overweight the Industrial and Energy sectors relative to the Russell 2000® Index, and most underweight Information Technology and Consumer Discretionary. Based on our two- to three-year time horizon we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
	Fund	Russell 2000® Value Index
Consumer Discretionary	7.0%	10.3%
Consumer Staples	5.4%	3.3%
Energy	6.2%	4.9%
Financials	20.8%	43.6%
Health Care	10.8%	4.2%
Industrials†	29.3%	11.6%
Information Technology	8.7%	10.5%
Materials	4.8%	3.3%
Telecommunication Services	–	0.9%
Utilities	3.4%	7.4%
Short-Term Investments and Other Net Assets and Liabilities	3.6%	–
†Industrials includes securities in the following industries: Aerospace & Defense; Building Products; Commercial Services & Supplies; Construction & Engineering; Electrical Equipment; Machinery; Professional Services and Trading Companies & Distributors.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Mueller Industries Inc.		2.7%
Webster Financial Corp.		2.5%
Belden Inc.		2.5%
G&K Services Inc.		2.4%
International Bancshares Corp.		2.1%
Cubic Corp.		1.9%
Albany International Corp.		1.9%
Sensient Technologies Corp.		1.9%
Helen of Troy Ltd.		1.9%
STERIS Corp.		1.9%

MADISON NORTHROAD INTERNATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison NorthRoad International Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the stock of foreign companies, with an emphasis on companies with a market capitalization of approximately $3 billion or greater. The Fund expects to have a relatively focused portfolio of between 25-50 holdings.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1,8]
		% Return Without Sales Charge
	1 Year	3 Years	5 Years	Since 12/31/08 Inception	Since 2/29/12 Inception
Class Y Shares[6]	-2.63	6.01	5.09	9.33	–
Class R6 Shares[7]	-2.25	0.06	–	–	5.38
MSCI EAFE Index (net)	-0.07	8.02			6.41
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison NorthRoad International Stock Fund (Class Y) returned -2.63% for the twelve-month period, lagging the -0.07% return of its benchmark MSCI EAFE Index (net). The Fund’s Morningstar Foreign Large Blend category peer group returned -1.58% over the same span.

However, the Fund outperformed both the MSCI EAFE Value Index and the MSCI ACWI ex US Index, which declined by 4.2% and 4.7%, respectively. During the year, the hardest hit sectors were those most exposed to a slowdown in emerging market economies, and more broadly the global economy, including the Energy and Materials sectors. Energy stocks fell by more than 20%. As valuations became more attractive, the portfolio increased its exposure to high quality, but cyclically-exposed, businesses. This weighed on performance. However, strong stock selection in both Energy and Materials helped offset the portfolio’s overweightings compared to the MSCI EAFE Index. Examples of where the Fund added capital include Total, a French-based integrated oil company, BHP, an Australian-based metals and mining company, and TE Connectivity, a manufacturer of connectors and sensors. Our valuation discipline also led us to reduce exposure to holdings that had seen their valuation multiples expand significantly prior to the most recent correction. One example was our sale earlier in the year of RELX group, an Anglo-Dutch information solutions provider. Its share price had appreciated sharply and surpassed our fundamental value target, trading at over 20x earnings. We redeployed that capital into lower multiple stocks that offered a better tradeoff between the price we paid and their long-term financial productivity.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Europe (excluding United Kingdom)	50.2%
United Kingdom	26.1%
Japan	9.2%
Pacific Basin (excluding Japan)	5.8%
Middle East	1.8%
Latin America	1.7%
Short-Term Investments and Other Net Assets and Liabilities	5.2%

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Madison Funds | Management’s Discussion of Fund Performance - Madison NorthRoad International Fund - continued | October 31, 2015

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Diageo PLC	3.7%
SAP SE	2.9%
Total S.A.	2.8%
BG Group PLC	2.8%
Novartis AG	2.7%
Sanofi	2.7%
TE Connectivity Ltd.	2.7%
Mitsubishi UFJ Financial Group Inc.	2.7%
Nestle S.A.	2.5%
Telefonaktiebolaget LM Ericsson	2.5%

MADISON INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	0.83	7.86	5.86	4.86	–	-5.00	5.75	4.61	4.24
Class B Shares[3]	0.06	7.06	5.06	4.23	–	-4.37	6.03	4.73	4.23
Class Y Shares[6]	1.09	8.12	6.12	–	3.78	–	–	–	–
MSCI EAFE Index (net)	-0.07	8.02	4.81	4.05	2.51	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison International Stock Fund (Class Y) returned 1.09% for the twelve-month period, beating the -0.07% return of its benchmark MSCI EAFE Index (net). The Fund also outperformed the Morningstar Foreign Large Blend category peer group’s return of -1.58% over the same span.

Stock selection in the Financial sector was additive to relative returns, as shares of Japanese real estate construction company Daiwa House rose in a negative market on better-than-expected results, while British credit card company Provident Financial offered a strong outlook, highlighting a rise and improvement in credit quality amid a stronger UK economy. In the Industrials sector, the continued European economic recovery and lower oil prices were favorable for both domestic and international air travel, which benefited British airline International Consolidated and Ireland’s discount airline Ryanair.

In contrast, stock selection in Telecom Services detracted from relative returns as shares of Japanese conglomerate SoftBank fell on concerns about slowing growth at its Chinese e-commerce holding, Alibaba. The stock recovered somewhat in the most recent month as Alibaba reported encouraging results. Also in the sector, a holding in Turkcell hurt returns, exacerbated by a weak Turkish lira and political uncertainty despite strong company fundamentals. Additionally, the portfolio suffered from exposure to emerging markets, as holdings in Brazil such as BB Seguridade and Estacio were hurt by adverse economic conditions and by the decline in the real. In Greece, shares of Piraeus Bank and Hellenic Telecom declined due to the uncertainty of the country leaving the euro. The positions in Piraeus Bank and Hellenic Telecom were sold prior to the implementation of capital controls that closed the banking system for three weeks.

During the prior 12 months, interesting stock-specific opportunities led to changes in our exposures. In the Financial sector, the portfolio’s underweight exposure was neutralized following the purchases of Aon (UK), Azimut (Italy), BB Seguridade (Brazil), Credit Suisse (Switzerland), KBC (Belgium), and National Bank of Canada, even as positions in AEON Financial (Japan), GAM (Switzerland), and Piraeus Bank (Greece) were sold. Purchases of Iliad (France), KPN (Netherlands), Telenor (Norway), and Turkcell (Turkey), increased the portfolio’s overweight exposure to the Telecom Services sector, despite a sale of Rogers Communications (Canada). Within the Energy sector, despite the overall exposure to the sector decreasing, the portfolio went from slightly underweight to slightly overweight as we initiated positions in BG (UK), Encana (Canada), and Total (France), and exited positions in Eni (Italy) and Petroleum Geo-Services (Norway). In the Industrials sector, sales of Airbus (France), Daikin (Japan), and Rolls-Royce (UK), resulted in an overweight exposure becoming an underweight exposure despite new purchases in Vinci (France) and Wolseley (UK). An overweight exposure to the Consumer Discretionary sector narrowed on sales of Asics (Japan), BMW (Germany), Estacio (Brazil), Mediaset Espana (Spain), Swatch (Switzerland), Taylor Wimpey (UK), and William Hill (UK), which were only slightly offset by purchases of ABC Mart (Japan), Isuzu (Japan), Sony (Japan), and Wolters Kluwer (Netherlands). In the Health Care sector, the portfolio’s overweight exposure declined on the sale of Sanofi (France), while the underweight exposure in Information Technology was largely unchanged, despite a sale of NXP Semiconductors (Netherlands) as the stock approached its fair value within a relatively short timeframe. Elsewhere, the underweight to Materials persists, as a purchase of BHP (UK) was offset by sales of Anglo American (UK) and Glencore (UK). In the Consumer Discretionary sector, relative exposure remained slightly underweight. On a regional basis, an overweight to the United Kingdom decreased, while the underweight to Continental Europe lessened. Meanwhile, exposure to Japan and emerging markets decreased during the period.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Europe (excluding United Kingdom)	42.8%
United Kingdom	21.4%
Japan	19.0%
Emerging Markets	4.8%
Canada	2.9%
Middle East	2.1%
Pacific Basin (excluding Japan)	2.1%
Short-Term Investments and Other Net Assets and Liabilities	4.9%

17

Madison Funds | Management’s Discussion of Fund Performance - Madison International Stock Fund - continued | October 31, 2015

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Novartis AG	4.4%
Anheuser-Busch InBev N.V.	3.0%
Daiwa House Industry Co. Ltd.	2.9%
Prudential PLC	2.9%
Bayer AG	2.8%
British American Tobacco PLC	2.8%
Sumitomo Mitsui Financial Group Inc.	2.3%
Shire PLC	2.3%
Don Quijote Holdings Co. Ltd.	2.2%
Teva Pharmaceutical Industries Ltd.	2.1%

MADISON HANSBERGER INTERNATIONAL GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Hansberger International Growth Fund seeks to achieve its investment objective by investing at least 80% of total assets in the equity securities (including common stock, preferred stock and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets. The Fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
		% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years	Since 9/13/05 Inception
Class Y Shares[6,9]	1.27	5.62	2.58	3.51	3.18
Class I Shares[8]	1.41	5.83	2.79	3.73	–
MSCI ACWI ex-USA (net)	-4.68	4.69	2.60	4.16	3.96
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Hansberger International Growth Fund (Class Y) returned 1.27% for the twelve-month period, beating the -4.68% return of its benchmark MSCI ACWI ex USA Index (net). The Fund also outperformed its Morningstar Foreign Large Growth category peer group which returned 0.96% over the same timeframe. The Fund was structured to target exposure to companies that, on average, tend to be more profitable and which are capable of growing their earnings at a faster rate over the long-term. These types of companies typically reinvest in their own business opportunities rather than pay out high dividends. Geographically, Europe is the Fund’s largest regional weight and was the second largest contributor to performance as companies such as Carnival, NICE Systems, Fresenius and Kingspan all posted positive returns. The Fund’s holdings in emerging markets were the largest contributor to outperformance versus the Index with Ping An Insurance, LG Household & Health and Dr. Reddy’s Laboratories all posting strong returns during the period. Eight out of ten sectors contributed positively to performance led by the Financial, Consumer Discretionary and Information Technology sectors. The Materials and Telecommunication Services sectors were the only detractors from performance during the period.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Europe (excluding United Kingdom)	37.2%
Japan	20.8%
Emerging Markets	20.1%
United Kingdom	14.6%
Pacific Basin (excluding Japan)	10.4%
Canada	5.7%
Latin America	3.2%
Short-Term Investments and Other Net Assets and Liabilities*	-12.0%
*Primarily represents a large shareholder redemption October 31. Trades processed November 1 after fiscal year end to raise cash.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Tencent Holdings Ltd.	4.1%
Toyota Motor Corp.	4.0%
Nidec Corp.	3.7%
Keyence Corp.	3.0%
SoftBank Group Corp.	2.9%
Nomura Holdings Inc.	2.9%
AIA Group Ltd.	2.8%
Alibaba Group Holding Ltd.	2.8%
Ping An Insurance Group Co. of China Ltd.	2.8%
LG Household & Health Care Ltd.	2.6%

TARGET RETIREMENT DATE FUNDS

PERFORMANCE SUMMARY

The Madison Target Retirement 2020, 2030, 2040 and 2050 Funds’ strong performance for the year was enhanced by our very consistent and deliberate approach to comprehensive risk management. For example, as the year progressed, we became increasingly concerned with stretched equity valuations, slowing global growth and increasingly unpredictable Federal Reserve policy. In addition, growing weakness in the U.S. credit markets (widening risk spreads) and poor market breadth (narrow sector leadership) corroborated our view that the risk/reward climate for stocks was turning increasingly unfavorable. Accordingly, we came to view these factors as actionable catalysts, prompting our shift to a decidedly defensive posture by mid-August (2015). This timely reduction in risk exposures proved beneficial as risk assets were subjected to a historically significant increase in volatility in late August.

18

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
		% Return Without Sales Charge
	1 Year	3 Years	5 Years	Since 10/1/07 Inception	Since 10/1/07 Inception
Class R6 Shares Actual[7]	2.61	–	–	–	2.22
Class R6 SharesHypothetical[10]	–	6.85	6.61	2.32	–
S&P Target Date® To 2020 Index	1.33	6.57	6.24	3.60	0.78
Dow Jones Global Target 2020 Index	0.40	5.13	5.45	3.65	-0.94
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Target Retirement 2020 Fund (Class R6) returned 2.61% for the one-year period, bettering its S&P Target Date® To 2020 benchmark return of 1.33%. The Fund also outperformed its peers as measured by Morningstar’s Target Date 2016-2020 category, which advanced 0.21% for the year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Bond Funds	60.6%
Stock Funds	27.4%
Foreign Stock Funds	7.5%
Alternative Funds	2.5%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
iShares 3-7 Year Treasury Bond ETF	30.1%
SPDR S&P 500 ETF Trust	13.9%
iShares 7-10 Year Treasury Bond ETF	12.5%
iShares TIPS Bond Fund ETF	6.0%
Metropolitan West High Yield Bond Fund Class I	5.0%
PowerShares Buyback Achievers Portfolio ETF	4.0%
Baird Aggregate Bond Fund Institutional Shares	2.5%
SPDR Gold Shares	2.5%
Metropolitan West Total Return Bond Fund Class I	2.5%
iShares Core S&P Mid-Cap ETF	2.0%

MADISON TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	Since 10/1/07 Inception	Since 8/29/14 Inception
Class R6 Shares Actual[7]	2.76	–	–	–	2.26
Class R6 SharesHypothetical[11]	–	9.02	8.01	2.63	–
S&P Target Date® To 2030 Index	1.35	8.25	7.43	3.42	0.55
Dow Jones Global Target 2030 Index	0.80	8.23	7.54	3.92	-0.71

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Target Retirement 2030 Fund (Class R6) returned 2.76% for the one-year period, bettering its S&P Target Date® To 2030 benchmark return of 1.35%. The Fund also outperformed its peers as measured by Morningstar’s Target Date 2026-2030 category, which advanced 0.30% for the year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Stock Funds	43.8%
Bond Funds	39.1%
Foreign Stock Funds	12.0%
Alternative Funds	3.1%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
SPDR S&P 500 ETF Trust	23.6%
iShares 3-7 Year Treasury Bond ETF	21.0%
iShares 7-10 Year Treasury Bond ETF	7.5%
PowerShares Buyback Achievers Portfolio ETF	7.1%
iShares TIPS Bond Fund ETF	5.1%
SPDR Gold Shares	3.1%
iShares Core S&P Mid-Cap ETF	3.0%
iShares MSCI EAFE Minimum Volatility ETF	3.0%
WisdomTree Europe Hedged Equity Fund	2.9%
Vanguard Information Technology ETF	2.5%

19

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
		% Return Without Sales Charge
	1 Year	3 Years	5 Years	Since 10/1/07 Inception	Since 8/29/14 Inception
Class R6 Shares Actual[7]	2.86	–	–	–	2.26
Class R6 SharesHypothetical[12]	–	10.07	8.70	2.31	–
S&P Target Date® To 2040 Index	1.27	9.56	8.38	3.25	0.24
Dow Jones Global Target 2040 Index	0.54	10.33	8.86	4.20	-1.09
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Target Retirement 2040 Fund (Class R6) returned 2.86% for the one-year period, bettering its S&P Target Date® To 2040 benchmark return of 1.27%. The Fund also outperformed its peers as measured by Morningstar’s Target Date 2036-2040 category, which advanced 0.27% for the year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Stock Funds	51.4%
Bond Funds	29.1%
Foreign Stock Funds	14.5%
Alternative Funds	3.0%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
SPDR S&P 500 ETF Trust	25.9%
iShares 3-7 Year Treasury Bond ETF	15.1%
PowerShares Buyback Achievers Portfolio ETF	8.0%
iShares 7-10 Year Treasury Bond ETF	5.0%
iShares TIPS Bond Fund ETF	4.5%
iShares MSCI EAFE Minimum Volatility ETF	4.0%
WisdomTree Europe Hedged Equity Fund	3.5%
iShares Core S&P Mid-Cap ETF	3.5%
Vanguard Information Technology ETF	3.5%
SPDR Gold Shares	3.0%

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge
	1 Year	3 Years	Since 1/3/11 Inception	Since 8/29/14 Inception
Class R6 Shares Actual[7]	2.87	–	–	2.27
Class R6 SharesHypothetical[13]	–	11.17	8.68	–
S&P Target Date® To 2050 Index	1.23	10.57	6.66	0.00
Dow Jones Global Target 2050 Index	0.43	10.85	4.38	-1.24
See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Target Retirement 2050 Fund (Class R6) returned 2.87% for the one-year period, bettering its S&P Target Date® To 2050 benchmark return of 1.23%. The Fund also outperformed its peers as measured by Morningstar’s Target Date 2046-2050 category, which advanced 0.36% for the year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Stock Funds	58.9%
Bond Funds	19.1%
Foreign Stock Funds	17.0%
Alternative Funds	3.0%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
SPDR S&P 500 ETF Trust	27.9%
iShares 3-7 Year Treasury Bond ETF	9.0%
PowerShares Buyback Achievers Portfolio ETF	8.0%
iShares MSCI EAFE Minimum Volatility ETF	5.0%
Vanguard Information Technology ETF	4.5%
iShares TIPS Bond Fund ETF	4.0%
WisdomTree Europe Hedged Equity Fund	4.0%
iShares Core S&P Mid-Cap ETF	4.0%
Schwab U.S. Dividend Equity ETF	4.0%
SPDR Gold Shares	3.0%

20

Madison Funds | October 31, 2015

Notes to Management’s Discussion of Fund Performance

NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
[2]	Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Core Bond and High Income Fund class A shares.
[3]	Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.
[4]	Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
[5]	Assumes maximum applicable sales charge.
[6]	Class Y Shares are only available for purchase by Madison Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current prospectus.
[7]	Class R6 shares are generally only available for purchase by retirement plan investors and certain other institutional investors.
[8]	Prior to June 30, 2011, the NorthRoad International Fund was known as the Madison Mosaic Small/Mid-Cap Fund and had different investment objectives and strategies. Its portfolio holdings were liquidated on June 29, 2011, and the fund began implementing its new investment objectives and strategies thereafter. Because the fund had different objectives and strategies prior to June 30, 2011, comparison to the MSCI EAFE index for period before June 30, 2011 is not provided.
[9]	After market close on July 31, 2014, Madison Asset Management assumed the investment management of the Hansberger International Growth Fund. See Note 1 of the Notes to Financial Statements for further information.
[10]	The performance data presented here are returns calculated using historical performance prior to 8/29/14 from the Class I shares of the Ultra Series Madison Target Retirement 2020 Fund (the “Predecessor Fund”), and therefore are hypothetical. As of 8/29/14, the inception date of the Madison Target Retirement 2020 Fund, the Predecessor Fund exchanged (in kind) substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2020 Fund. Both the Madison Target Retirement 2020 Fund and Predecessor Fund are managed by the same investment adviser and portfolio managers.
[11]	The performance data presented here are returns calculated using historical performance prior to 8/29/14 from the Class I shares of the Ultra Series Madison Target Retirement 2040 Fund (the “Predecessor Fund”), and therefore are hypothetical. As of 8/29/14, the inception date of the Madison Target Retirement 2030 Fund, the Predecessor Fund exchanged (in kind) substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2040 Fund. Both the Madison Target Retirement 2030 Fund and Predecessor Fund are managed by the same investment adviser and portfolio managers.
[12]	The performance data presented here are returns calculated using historical performance prior to 8/29/14 from the Class I shares of the Ultra Series Madison Target Retirement 2040 Fund (the “Predecessor Fund”), and therefore are hypothetical. As of 8/29/14, the inception date of the Madison Target Retirement 2040 Fund, the Predecessor Fund exchanged (in kind) substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2040 Fund. Both the Madison Target Retirement 2040 Fund and Predecessor Fund are managed by the same investment adviser and portfolio managers.
[13]	The performance data presented here are returns calculated using historical performance prior to 8/29/14 from the Class I shares of the Ultra Series Madison Target Retirement 2050 Fund (the “Predecessor Fund”), and therefore are hypothetical. As of 8/29/14, the inception date of the Madison Target Retirement 2050 Fund, the Predecessor Fund exchanged (in kind) substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2050 Fund. Both the Madison Target Retirement 2050 Fund and Predecessor Fund are managed by the same investment adviser and portfolio managers.

21

Madison Funds | Notes to Management’s Discussion of Fund Performance - continued | October 31, 2015

BENCHMARK DESCRIPTIONS Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 28% Russell 3000 Index, 7% MSCI ACWI ex-US Index and 65% Barclays US Aggregate Bond Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 48% Russell 3000 Index, 12% MSCI ACWI ex-US Index and 40% Barclays US Aggregate Bond Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 64% Russell 3000 Index, 16% MSCI ACWI ex-US Index and 20% Barclays US Aggregate Bond Index. In 2014, the Aggressive Allocation Fund Custom Index consisted of 68% Russell 3000 Index, 17% MSCI AWCI ex-USA Index and 15% Barclays U.S. Aggregate Bond Index. See market index descriptions below.

Target Date Fund Indexes

Effective February 28, 2015 the Target Date Fund Indexes were changed from the Dow Jones Global Target Indexes to the S&P Target Date® To Index Series. See below.

Dow Jones Global Target Indexes

•	The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

•	The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

•	The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

•	The Dow Jones Global Target 2050 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2050 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The S&P Target Date® To Index Series

The S&P Target Date® To Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

•	The S&P Target Date® To 2020 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.

•	The S&P Target Date® To 2030 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.

•	The S&P Target Date® To 2040 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.

•	The S&P Target Date® To 2050 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

Hybrid Fund Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes

The CBOE S&P 500 BuyWrite IndexSM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Barclays U.S. Credit Bond Index is an unmanaged, market capitalization weighted index that covers the U.S. dollar denominated fixed-rate, taxable bond market, with maturities of one year or more.

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar- denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Barclays U.S. Intermediate Government Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

The Barclays U.S. Intermediate Government Credit A+ Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

The Barclays Municipal Bond Index measures the performance of the U.S. dollar denominated long-term tax exempt bond market.

THE MSCI ACWI ex-U.S. Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

22

Madison Funds | Notes to Management’s Discussion of Fund Performance - concluded | October 31, 2015

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e. rebalanced back to original constituent weight every calendar month-end).

© 2015 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Past performance is no guarantee of future results.

23

Madison Funds | October 31, 2015

Madison Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.9%

Alternative Funds - 2.7%
SPDR Gold Shares*	18,268	$1,996,692

Bond Funds - 61.4%
Baird Aggregate Bond Fund Institutional Shares	465,531	4,999,805
iShares 3-7 Year Treasury Bond ETF	51,921	6,433,531
iShares 7-10 Year Treasury Bond ETF	48,841	5,226,964
iShares TIPS Bond Fund ETF	6,966	772,947
Madison Core Bond Fund Class Y (A)	1,574,009	15,850,270
Madison Corporate Bond Fund Class Y (A)	446,801	5,066,719
Metropolitan West Total Return Bond Fund Class I	618,369	6,690,751
SPDR Barclays Short-Term High Yield Bond ETF	55,714	1,520,992

		46,561,979
Foreign Stock Funds - 7.8%
iShares Core MSCI EAFE ETF	37,227	2,091,413
Madison NorthRoad International Fund Class Y (A)	158,257	1,672,775
SPDR S&P Emerging Asia Pacific ETF	7,117	556,407
WisdomTree Europe Hedged Equity Fund	19,966	1,213,534
WisdomTree Japan Hedged Equity Fund	7,422	395,518
		5,929,647

Money Market Funds - 3.8%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	2,892,940	2,892,940

Stock Funds - 24.2%
iShares Russell Mid-Cap ETF	20,886	3,448,487
Madison Large Cap Growth Fund Class Y (A)	204,750	4,731,773
Madison Large Cap Value Fund Class Y (A)	235,565	3,851,484
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	12,364	187,186
Vanguard Growth ETF	20,644	2,256,183
Vanguard Information Technology ETF	7,240	799,730
Vanguard Value ETF	37,325	3,083,792

		18,358,635

TOTAL INVESTMENTS - 99.9% (Cost $74,258,339**)		75,739,893
NET OTHER ASSETS AND LIABILITIES - 0.1%		57,077

TOTAL NET ASSETS - 100.0%		$75,796,970

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $74,707,957.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

Madison Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.0%

Alternative Funds - 2.6%
SPDR Gold Shares*	35,104	$3,836,867

Bond Funds - 36.9%
iShares 3-7 Year Treasury Bond ETF	69,707	8,637,394
iShares 7-10 Year Treasury Bond ETF	93,952	10,054,743
iShares TIPS Bond Fund ETF	6,730	746,761
Madison Core Bond Fund Class Y (A)	2,097,384	21,120,655
Metropolitan West Total Return Bond Fund Class I	1,098,309	11,883,706
SPDR Barclays Short-Term High Yield Bond ETF	53,006	1,447,064

		53,890,323
Foreign Stock Funds - 13.7%
iShares Core MSCI EAFE ETF	149,193	8,381,663
Madison NorthRoad International Fund Class Y (A)	430,751	4,553,033
SPDR S&P Emerging Asia Pacific ETF	23,715	1,854,039
WisdomTree Europe Hedged Equity Fund	60,450	3,674,151
WisdomTree Japan Hedged Equity Fund	28,330	1,509,706

		19,972,592
Money Market Funds - 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,139,779	5,139,779

Stock Funds - 43.3%
iShares Core S&P Mid-Cap ETF	66,436	9,580,736
Madison Large Cap Growth Fund Class Y (A)	740,132	17,104,447
Madison Large Cap Value Fund Class Y (A)	991,432	16,209,905
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	120,977	1,831,593
Vanguard Growth ETF	78,762	8,607,899
Vanguard Information Technology ETF	20,788	2,296,242
Vanguard Value ETF	91,059	7,523,295

		63,154,117

TOTAL INVESTMENTS - 100.0%
(Cost $138,150,070**)		145,993,678
NET OTHER ASSETS AND LIABILITIES - 0.0%		6,112

TOTAL NET ASSETS - 100.0%		$145,999,790

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $139,447,340.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

Madison Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.1%
Alternative Funds - 2.6%
SPDR Gold Shares*	14,740	$1,611,082

Bond Funds - 16.9%
iShares 7-10 Year Treasury Bond ETF	33,996	3,638,252
Madison Core Bond Fund Class Y (A)	499,599	5,030,963
Metropolitan West Total Return Bond Fund Class I	164,110	1,775,671

		10,444,886
Foreign Stock Funds - 18.8%
iShares Core MSCI EAFE ETF	90,022	5,057,436
Madison NorthRoad International Fund Class Y (A)	222,260	2,349,290
SPDR S&P Emerging Asia Pacific ETF	15,463	1,208,897
WisdomTree Europe Hedged Equity Fund	36,415	2,213,304
WisdomTree Japan Hedged Equity Fund	14,548	775,263

		11,604,190
Money Market Funds - 2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,799,849	1,799,849

Stock Funds - 58.9%
iShares Core S&P Mid-Cap ETF	40,800	5,883,768
Madison Large Cap Growth Fund Class Y (A)	390,860	9,032,776
Madison Large Cap Value Fund Class Y (A)	530,122	8,667,492
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	144,042	2,180,799
Vanguard Growth ETF	46,399	5,070,947
Vanguard Information Technology ETF	14,536	1,605,647
Vanguard Value ETF	47,889	3,956,589

		36,398,018

TOTAL INVESTMENTS - 100.1%
(Cost $57,796,345**)		61,858,025
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(41,396)

TOTAL NET ASSETS - 100.0%		$61,816,629

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $58,400,983.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

24

Madison Funds | October 31, 2015

Madison Cash Reserves Fund Portfolio of Investments

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 92.8%

Fannie Mae - 24.7%	$1,100,000	$1,099,997
0.031%, 11/4/15 (A)	300,000	299,977
0.162%, 11/18/15 (A)	500,000	505,426
10.350%, 12/10/15	600,000	599,893
0.125%, 12/23/15 (A)	750,000	749,854
0.096%, 1/14/16 (A)	1,511,000	1,510,487

0.133%, 2/2/16 (A)		4,765,634

Federal Farm Credit Bank - 10.4%
0.430%, 11/16/15	500,000	500,062
1.500%, 11/16/15	245,000	245,129
0.030%, 11/19/15 (A)	500,000	499,993
4.875%, 12/16/15	760,000	764,414

		2,009,598
Federal Home Loan Bank - 26.0%
0.203%, 11/2/15 (A)	200,000	199,999
0.203%, 11/3/15 (A)	800,000	799,991
0.167%, 11/10/15 (A)	600,000	599,975
0.180%, 11/12/15	625,000	625,009
0.061%, 11/30/15 (A)	900,000	899,957
0.066%, 12/8/15 (A)	300,000	299,980
0.152%, 12/11/15 (A)	900,000	899,850
0.183%, 1/4/16 (A)	300,000	299,904
0.167%, 1/8/16 (A)	400,000	399,875

		5,024,540
Freddie Mac - 20.8%
4.750%, 11/17/15	1,050,000	1,052,110
0.450%, 11/24/15	965,000	965,222
0.101%, 12/8/15 (A)	200,000	199,979
0.101%, 12/14/15 (A)	200,000	199,976
0.086%, 1/8/16 (A)	500,000	499,920
0.178%, 1/21/16 (A)	379,000	378,851
0.132%, 2/10/16 (A)	725,000	724,736

		4,020,794
U.S. Treasury Notes - 10.9%
1.375%, 11/30/15	500,000	500,507
0.250%, 12/31/15	700,000	700,269
4.500%, 2/15/16	900,000	911,455

		2,112,231

Total U.S. Government and Agency Obligations (Cost $17,932,797)		17,932,797
INVESTMENT COMPANIES - 4.2%
State Street Institutional U.S. Government

Money Market Fund, Premier Class	803,124	803,124

Total Investment Companies
(Cost $803,124)		803,124

TOTAL INVESTMENTS - 97.0% (Cost $18,735,921**)		18,735,921
NET OTHER ASSETS AND LIABILITIES - 3.0%		573,883

TOTAL NET ASSETS - 100.0%		$19,309,804

**	Aggregate cost for Federal tax purposes was $18,735,921.
(A)	Rate noted represents annualized yield at time of purchase.

Madison Tax-Free Virginia Fund Portfolio of Investments

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 97.8%
Development - 8.2%
Fairfax County Economic Development Authority, Series A, 5%, 10/1/26	$150,000	$181,645
Norfolk Economic Development Authority, 5%, 11/1/29	480,000	537,893
Powhatan County Economic Development Authority, 3%, 9/15/28	200,000	200,506
Prince William County Industrial Development Authority, 5.25%, 2/1/18	675,000	724,221
Virginia Housing Development Authority, 1.5%, 4/1/19	200,000	202,602

		1,846,867
Education - 13.5%
Henrico County Economic Development Authority, 4%, 4/15/42	220,000	221,863
University of Virginia, 5%, 6/1/40	255,000	278,746
Virginia College Building Authority, (ST APPROP), 5%, 2/1/23	500,000	605,140
Virginia College Building Authority, (ST APPROP), 5%, 9/1/26	140,000	155,765
Virginia College Building Authority, (ST APPROP), 5%, 2/1/29	375,000	418,264
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	450,385
Virginia Public School Authority, 5%, 12/1/18	100,000	111,727
Virginia Public School Authority, (ST APPROP), 5%, 8/1/27	350,000	390,492
Virginia Public School Authority, (ST AID WITHHLDG), 3%, 8/1/33	450,000	430,213

		3,062,595
Facilities - 6.8%
Newport News Economic Development Authority, (Prerefunded 7/1/16 @ $100), 5%, 7/1/25	745,000	768,363
Stafford County & Staunton Industrial Development Authority, (NATL-RE), 4.5%, 8/1/25	50,000	50,046
Virginia Public Building Authority, 5.25%, 8/1/23	200,000	224,492
Western Regional Jail Authority, 3.125%, 12/1/29	500,000	500,635

		1,543,536
General - 9.6%
Fairfax County Economic Development Authority, 4.25%, 8/1/29	340,000	360,648
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	914,535
Puerto Rico Public Finance Corp, (Escrowed To Maturity) (AMBAC)*, 5.5%, 8/1/27	100,000	129,295
Territory of Guam, 5%, 1/1/26	150,000	166,416
Virgin Islands Public Finance Authority, (NATL-RE), 5%, 10/1/23	100,000	103,602
Virginia Beach Development Authority, Series A, 3.5%, 5/1/30	250,000	254,420
Virginia Resources Authority, (MORAL OBLG), 5%, 11/1/23	200,000	237,070

		2,165,986
General Obligation - 21.2%
City of Danville VA, Series A, (ST AID WITHHLDG), 5%, 8/1/23	190,000	229,476
City of Fredericksburg VA, Series A, 3.625%, 7/15/30	400,000	411,928
City of Hampton VA, 5%, 1/15/21	250,000	280,377
City of Norfolk VA, Series A (Prerefunded 11/1/19 @ $100), 4.125%, 11/1/27	75,000	84,243
City of Portsmouth VA, Series A, (ST AID WITHHLDG), 5%, 2/1/31	635,000	730,009
City of Richmond VA, (ST AID WITHHLDG), 5%, 7/15/22	100,000	116,556
City of Roanoke VA, (ST AID WITHHLDG), 5%, 2/1/25	230,000	267,485
City of Virginia Beach VA, Series A, 4%, 8/1/22	300,000	342,948
Commonwealth of Virginia, Series B, 5%, 6/1/21	175,000	193,790
Commonwealth of Virginia, Series A, 5%, 6/1/23	500,000	614,810
Commonwealth of Virginia, 5%, 6/1/27	150,000	170,961
County of Arlington VA, (Prerefunded 1/15/17 @ $100), 5%, 1/15/25	175,000	184,713
County of Fairfax VA, (ST AID WITHHLDG), 4%, 10/1/22	250,000	286,800
County of Henrico VA, (Prerefunded 12/1/18 @ $100), 5%, 12/1/24	200,000	225,334
County of Henrico VA, 5%, 7/15/25	150,000	174,909
County of Prince William VA, (ST AID WITHHLDG), 5%, 8/1/21	105,000	126,039
County of Stafford VA, (ST AID WITHHLDG), 4%, 7/1/33	100,000	106,935
Town of Leesburg VA, (ST AID WITHHLDG), 5%, 1/15/25	90,000	111,638
Town of Leesburg VA, 5%, 1/15/41	135,000	149,198

		4,808,149
Medical - 7.3%
Fredericksburg Economic Development Authority, 5.25%, 6/15/18	250,000	271,387
Harrisonburg Industrial Development Authority, (AMBAC)*, 5%, 8/15/46	180,000	181,829
Henrico County Economic Development Authority, (NATL-RE), 6%, 8/15/16	60,000	62,456
Norfolk Economic Development Authority, 5%, 11/1/36	480,000	535,651
Roanoke Economic Development Authority, (Escrowed To Maturity) (NATL-RE), 6.125%, 7/1/17	265,000	280,982
Virginia Small Business Financing Authority, 5%, 11/1/40	300,000	328,071

		1,660,376

See accompanying Notes to Financial Statements.

25

Madison Funds | October 31, 2015

Madison Tax-Free Virginia Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MUNICIPAL BONDS - continued

Multifamily Housing - 9.2%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	$725,000	$777,258
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	300,000	325,887
Suffolk Redevelopment & Housing Authority, 5.6%, 2/1/33	725,000	727,639
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	257,672

		2,088,456
Power - 4.3%
Chesterfield County Economic Development Authority, 5%, 5/1/23	565,000	633,665
Puerto Rico Electric Power Authority, (BHAC-CR MBIA-RE FGIC), 5.25%, 7/1/24	290,000	336,771

		970,436
Transportation - 5.4%
Puerto Rico Highways & Transportation Authority, (ASSURED GTY), 5.25%, 7/1/34	100,000	96,577
Richmond Metropolitan Authority, (Escrowed To Maturity) (NATL-RE), 5.25%, 7/15/22	60,000	69,645
Richmond Metropolitan Authority, (NATL-RE), 5.25%, 7/15/22	140,000	158,652
Virginia Commonwealth Transportation Board, Series A, 5%, 9/15/24	225,000	265,583
Virginia Commonwealth Transportation Board, 5%, 3/15/25	535,000	636,313

		1,226,770
Utilities - 1.5%

City of Richmond VA, Series A, 5%, 1/15/38	300,000	337,122

Water - 10.8%
Fairfax County Water Authority, 5.25%, 4/1/23	180,000	222,746
Fairfax County Water Authority, 5%, 4/1/27	150,000	177,234
Hampton Roads Sanitation District, 5%, 4/1/33	160,000	173,155
Hampton Roads Sanitation District, (Prerefunded 4/1/18 @ $100), 5%, 4/1/33	90,000	99,180
Prince William County Service Authority, 5%, 7/1/22	250,000	300,503
Upper Occoquan Sewage Authority, (NATL-RE), 5.15%, 7/1/20	500,000	555,440
Virginia Resources Authority, (ST AID WITHHLDG), 5%, 10/1/23	500,000	578,135
Virginia Resources Authority, (ST AID WITHHLDG), 4.5%, 10/1/28	160,000	181,939
Virginia Resources Authority, (Prerefunded 11/1/16 @ $100), 5%, 11/1/31	140,000	146,397
Virginia Resources Authority, 5%, 11/1/31	20,000	20,830

		2,455,559

TOTAL INVESTMENTS - 97.8% (Cost $21,394,098**)		22,165,852
NET OTHER ASSETS AND LIABILITIES - 2.2%		493,520

TOTAL NET ASSETS - 100.0%		$22,659,372

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.
**	Aggregate cost for Federal tax purposes was $21,394,098.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
MORAL OBLG	Moral Obligation.
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.

Madison Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 98.0%
Alabama - 2.4%
Alabama Incentives Financing Authority Revenue, Series A, 5%, 9/1/29	$300,000	$338,766
Tuscaloosa Public Educational Building Authority, (ASSURED GTY), 6.375%, 7/1/28	295,000	334,902

		673,668
Arkansas - 0.7%
City of Fort Smith AR Water & Sewer Revenue, (AGM), 5%, 10/1/21	175,000	194,747

Colorado - 1.7%
El Paso County Facilities Corp., Certificate Participation, 5%, 12/1/27	400,000	472,516

Delaware - 1.5%
State of Delaware, General Obligation, Series A, 5%, 8/1/25	345,000	422,484

Florida - 13.8%
City of Port St. Lucie FL Utility System Revenue, 5%, 9/1/27	600,000	696,420
County of Miami-Dade FL, Series B, 5%, 3/1/25	525,000	618,103
Highlands County Health Facilities Authority, 5%, 11/15/20	455,000	455,742
Hillsborough County Industrial Development Authority, 5%, 10/1/34	450,000	489,780
Lee County Industrial Development Authority, 5%, 11/1/28	500,000	581,245
Orlando Utilities Commission, Series C, 5%, 10/1/22	525,000	634,048
Palm Beach County Solid Waste Authority, 5%, 10/1/24	300,000	360,846

		3,836,184
Georgia - 4.1%
City of Atlanta GA Water & Wastewater Revenue, (AGM), 5.75%, 11/1/30	300,000	396,024
City of Columbus GA Water & Sewerage Revenue, Series A, 5%, 5/1/31	430,000	499,995
Georgia State Road & Tollway Authority, 5%, 6/1/21	90,000	101,932
Private Colleges & Universities Authority, 5%, 9/1/38	130,000	142,765

		1,140,716
Illinois - 0.8%
Regional Transportation Authority, (AMBAC GO of AUTH)*, 7.2%, 11/1/20	190,000	217,727

Indiana - 3.6%
Indiana Finance Authority, 5%, 2/1/21	400,000	463,028
Indianapolis Local Public Improvement
Bond Bank, (ASSURED GTY), 5.5%, 1/1/38	475,000	536,056

		999,084
Iowa - 2.8%
City of Bettendorf IA, General Obligation, 5%, 6/1/28	475,000	546,872
City of Bettendorf IA, General Obligation, 5%, 6/1/30	210,000	240,776

		787,648
Kansas - 2.3%
City of Wichita KS, General Obligation, 5%, 12/1/24	510,000	633,048

Maryland - 5.6%
City of Rockville MD, General Obligation, Series A, 5%, 6/1/24	600,000	745,992
Maryland State Transportation Authority, Series A, 5%, 7/1/18	100,000	110,912
Montgomery County Revenue Authority, 5%, 5/1/31	600,000	683,790

		1,540,694
Michigan - 3.4%
Detroit City School District, General Obligation, (FGIC Q-SBLF), 6%, 5/1/20	400,000	472,748
Redford Unified School District No. 1, General Obligation, (AMBAC Q-SBLF)*, 5%, 5/1/22	410,000	469,347

		942,095
Missouri - 6.8%
County of St Louis MO, (Escrowed To Maturity), 5.65%, 2/1/20	500,000	589,240
Missouri State Board of Public Buildings, Series B, 4%, 4/1/25	525,000	592,872
Springfield School District No. R-12, General Obligation, Series B, (ST AID DIR DEP), 5%, 3/1/25	400,000	494,328
St. Louis Industrial Development Authority, 6.65%, 5/1/16	200,000	205,942

		1,882,382
New Jersey - 4.0%
City of Elizabeth NJ, General Obligation, (AGM), 3%, 4/1/24	300,000	312,465
New Jersey State Turnpike Authority, (BHAC-CR FSA), 5.25%, 1/1/28	250,000	308,667
New Jersey State Turnpike Authority, Series A, (BHAC-CR FSA), 5.25%, 1/1/29	250,000	308,927
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	168,323

		1,098,382

See accompanying Notes to Financial Statements.

26

Madison Funds | October 31, 2015

Madison Tax-Free National Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MUNICIPAL BONDS - continued

New Mexico - 1.7%
Farmington Municipal School District No. 5, General Obligation, Series A, (ST AID WITHHLDG), 3%, 9/1/23	$450,000	$482,135

New York - 3.2%
New York State Dormitory Authority, (BHAC-CR AMBAC)*, 5.5%, 7/1/31	250,000	318,820
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	455,000	553,025

		871,845
North Carolina - 6.6%
County of New Hanover NC, General Obligation, 3%, 2/1/29	385,000	387,780
North Carolina Medical Care Commission, (HUD SECT 8), 5.5%, 10/1/24	500,000	501,540
State of North Carolina, 4.5%, 5/1/27	200,000	219,762
State of North Carolina, General Obligation, Series D, 4%, 6/1/21	100,000	114,300
Town of Cary NC Combined Utility Systems Revenue, 5%, 12/1/23	500,000	609,545

		1,832,927
Ohio - 2.1%
Cleveland-Cuyahoga County Port Authority, 5%, 7/1/24	500,000	592,910

Pennsylvania - 0.6%
Lehigh County General Purpose Authority, (NATL-RE GO of HOSP), 7%, 7/1/16	170,000	177,415

South Carolina - 8.9%
Anderson County School District No. 1, General Obligation, Series A, (SCSDE), 5%, 3/1/25	720,000	897,350
City of Bennettsville SC Combined Utility System Revenue, (BAM), 3.5%, 2/1/24	465,000	505,771
County of Richland SC, General Obligation, Series A, (ST AID WITHHLDG), 4%, 3/1/27	495,000	554,826
York County School District No. 1, General Obligation, (SCSDE), 5%, 3/1/27	440,000	496,949

		2,454,896
Tennessee - 1.7%
Gibson County Special School District, (BAM), 5%, 4/1/26	300,000	359,319
Jackson Energy Authority, 4.75%, 6/1/25	100,000	115,001

		474,320
Texas - 9.8%
Beaumont Independent School District, General Obligation, (PSF-GTD), 4.75%, 2/15/38	300,000	321,510
City of San Antonio TX, Water System Revenue, 5.125%, 5/15/29	500,000	557,440
Liberty Hill Independent School District, General Obligation, (PSF-GTD), 5%, 8/1/26	410,000	464,415
Mueller Local Government Corp, 5%, 9/1/25	500,000	518,625
San Jacinto College District Revenue, 3.625%, 2/15/30	250,000	252,648
San Jacinto River Authority, (BAM), 4%, 10/1/23	200,000	222,312
State of Texas, General Obligation, 5%, 8/1/27	330,000	376,655

		2,713,605
Virginia - 3.4%
County of Stafford VA, General Obligation, (ST AID WITHHLDG), 4%, 7/1/33	150,000	160,403
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	265,000	287,867
Virginia Commonwealth Transportation Board, 5%, 3/15/23	200,000	237,654
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	257,672

		943,596
Washington - 2.9%
State of Washington, General Obligation, Series E, 5%, 2/1/29	205,000	239,789
University of Washington, 5%, 7/1/32	500,000	576,550

		816,339
Wisconsin - 3.6%
Maple School District, General Obligation, Series A, 5%, 4/1/24	650,000	776,880
Wisconsin Health & Educational Facilities Authority, 5.25%, 10/1/21	200,000	206,370

		983,250

TOTAL INVESTMENTS - 98.0%
(Cost $25,832,587**)		27,184,613
NET OTHER ASSETS AND LIABILITIES - 2.0%		559,496

TOTAL NET ASSETS - 100.0%		$27,744,109

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.
**	Aggregate cost for Federal tax purposes was $25,832,587.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BAM	Build America Mutual Assurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance.
GO of AUTH	General Obligation of the Authority.
GO of HOSP	General Obligation of the Hospital District.
HUD SECT 8	HUD Insured Multifamily Housing.
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
Q-SBLF	Qualified School Board Loan Fund.
SCSDE	South Carolina School District-Enhanced (State of SC’s Intercept program).
ST AID DIR DEP	State Aid Direct Deposit.
ST AID WITHHLDG	State Aid Withholding.

Madison High Quality Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 37.0%
Consumer Discretionary - 6.7%
Comcast Corp., 3.125%, 7/15/22	$2,000,000	$2,051,546
Home Depot Inc./The, 2%, 6/15/19	2,000,000	2,031,204
Target Corp., 2.9%, 1/15/22	2,000,000	2,047,164
Walt Disney Co./The, MTN, 1.1%, 12/1/17	750,000	748,684

		6,878,598
Consumer Staples - 1.5%
Coca-Cola Co./The, 2.45%, 11/1/20	1,500,000	1,526,447

Energy - 1.5%
Chevron Corp., 2.427%, 6/24/20	1,500,000	1,527,331

Financials - 14.0%
American Express Credit Corp., 2.125%, 7/27/18	1,000,000	1,009,642
Bank of New York Mellon Corp./The, MTN, 1.35%, 3/6/18	500,000	499,218
General Electric Capital Corp., MTN, 5.625%, 9/15/17	2,000,000	2,158,740
Goldman Sachs Group Inc./The, 2.625%, 1/31/19	1,360,000	1,382,757
John Deere Capital Corp., MTN, 1.4%, 3/15/17	2,000,000	2,010,892
JPMorgan Chase & Co., 2.25%, 1/23/20	2,000,000	1,984,192
Morgan Stanley, 2.8%, 6/16/20	500,000	504,200
Simon Property Group L.P., 4.125%, 12/1/21	1,750,000	1,877,627
US Bancorp, MTN, 1.95%, 11/15/18	750,000	757,641
Wells Fargo & Co., 5.625%, 12/11/17	2,000,000	2,170,918

		14,355,827
Health Care - 3.0%
Merck & Co. Inc., 3.875%, 1/15/21	1,500,000	1,617,259
UnitedHealth Group Inc., 2.875%, 3/15/23	1,500,000	1,497,098

		3,114,357
Industrials - 1.6%
United Parcel Service Inc., 5.5%, 1/15/18	1,500,000	1,641,492

Information Technology - 8.7%
Apple Inc., 2.4%, 5/3/23	1,000,000	978,351
Cisco Systems Inc., 5.5%, 2/22/16	2,000,000	2,031,366
EMC Corp., 2.65%, 6/1/20	260,000	236,772
Intel Corp., 1.95%, 10/1/16	2,000,000	2,025,082
Microsoft Corp., 3%, 10/1/20	1,500,000	1,588,785
Texas Instruments Inc., 2.375%, 5/16/16	2,000,000	2,020,224

		8,880,580

Total Corporate Notes and Bonds
(Cost $37,460,231)		37,924,632

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 59.8%

Fannie Mae - 14.7%
1.250%, 9/28/16	4,000,000	4,027,616
1.375%, 11/15/16	3,000,000	3,027,162
1.250%, 1/30/17	4,000,000	4,033,276
0.875%, 2/8/18	4,000,000	3,999,348

		15,087,402

See accompanying Notes to Financial Statements.

27

Madison Funds | October 31, 2015

Madison High Quality Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - continued

Freddie Mac - 5.9%
2.500%, 5/27/16	$5,000,000	$5,060,380
2.375%, 1/13/22	1,000,000	1,023,607

		6,083,987
U.S. Treasury Notes - 39.2%
0.375%, 3/31/16	2,500,000	2,501,368
1.000%, 8/31/16	4,000,000	4,018,804
0.875%, 1/31/17	4,000,000	4,017,760
3.000%, 2/28/17	4,000,000	4,129,012
3.875%, 5/15/18	4,500,000	4,835,389
1.500%, 12/31/18	4,000,000	4,047,604
1.250%, 1/31/19	3,750,000	3,762,499
1.500%, 3/31/19	2,750,000	2,778,861
3.125%, 5/15/19	3,000,000	3,194,844
3.625%, 2/15/20	2,000,000	2,182,292
2.625%, 11/15/20	2,000,000	2,100,364
2.500%, 8/15/23	2,500,000	2,594,205

		40,163,002

Total U.S. Government and Agency Obligations
(Cost $60,841,395)		61,334,391
	Shares

SHORT-TERM INVESTMENTS - 2.3%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	2,326,519	2,326,519

Total Short-Term Investments
(Cost $2,326,519)		2,326,519

TOTAL INVESTMENTS - 99.1%
(Cost $100,628,145**)		101,585,542
NET OTHER ASSETS AND LIABILITIES - 0.9%		965,967

TOTAL NET ASSETS - 100.0%		$102,551,509

**	Aggregate cost for Federal tax purposes was $100,628,145.
MTN	Medium Term Note.

Madison Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 4.0%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$64,040	$66,713
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	750,000	749,106
CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	890,041	890,434
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	750,000	748,504
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	619,718	619,401
GreatAmerica Leasing Receivables, Series 2015-1, Class A2 (B), 1.12%, 6/20/17	500,000	499,665
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	262,206	262,078
John Deere Owner Trust, Series 2014-B, Class A2A, 0.54%, 7/17/17	336,611	336,424
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A4, 0.9%, 12/16/19	1,125,000	1,124,979
Santander Drive Auto Receivables Trust, Series 2013-3 Class B, 1.19%, 5/15/18	607,467	607,387
Santander Drive Auto Receivables Trust, Series 2014-2, Class B, 1.62%, 2/15/19	1,000,000	1,001,100
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	1,000,000	1,005,546
Volkswagen Auto Lease Trust, Series 2014-A, Class A3, 0.8%, 4/20/17	625,000	624,976
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B), 0.82%, 4/16/18	500,000	499,281

Total Asset Backed Securities
(Cost $9,048,624)		9,035,594

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	3,423,005	427,136
Fannie Mae REMICS, Series 2001-73, Class GZ, 6%, 12/25/31	468,625	530,905
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	327,612	369,883
Fannie Mae REMICS, Series 2015-44, Class GI, IO, 3%, 11/25/40	1,219,285	129,634
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	4,704,439	476,036
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	3,184,661	486,262

Total Collateralized Mortgage Obligations
(Cost $2,531,284)		2,419,856

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.0%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A (A), 5.65%, 6/11/50	1,135,906	1,206,352
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.754%, 2/25/45	1,250,000	1,297,605
FREMF Mortgage Trust, Series 2011-K701, Class C (A) (B), 4.286%, 7/25/48	1,250,000	1,297,682
Merrill Lynch Mortgage Trust, Series 2006- C1, Class A4 (A), 5.674%, 5/12/39	600,000	604,446

Total Commercial Mortgage-Backed Securities
(Cost $4,478,167)		4,406,085

CORPORATE NOTES AND BONDS - 32.0%

Consumer Discretionary - 5.0%
AARP Inc. (B) (C), 7.5%, 5/1/31	750,000	1,013,933
AutoZone Inc., 1.3%, 1/13/17	1,400,000	1,399,489
CCO Safari II LLC (B), 4.464%, 7/23/22	1,000,000	1,014,498
DR Horton Inc., 3.75%, 3/1/19	475,000	488,063
ERAC USA Finance LLC (B), 6.7%, 6/1/34	575,000	681,581
Georgia-Pacific LLC (B), 3.163%, 11/15/21	1,000,000	1,003,917
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	275,000	283,250
Harman International Industries Inc., 4.15%, 5/15/25	1,000,000	976,790
Nissan Motor Acceptance Corp. (B), 2.65%, 9/26/18	500,000	510,143
Priceline Group Inc./The, 3.65%, 3/15/25	1,000,000	996,056
QVC Inc., 3.125%, 4/1/19	800,000	794,280
Sirius XM Radio Inc. (B), 6%, 7/15/24	525,000	554,295
Toll Brothers Finance Corp., 4%, 12/31/18	450,000	468,000
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	1,000,000	926,880

		11,111,175
Consumer Staples - 3.0%
CVS Health Corp. (B), 4.75%, 12/1/22	1,000,000	1,089,973
CVS Health Corp., 5.125%, 7/20/45	1,000,000	1,072,085
JM Smucker Co./The, 3.5%, 3/15/25	1,000,000	1,003,131
Kraft Foods Group Inc., 3.5%, 6/6/22	1,000,000	1,019,801
Kraft Heinz Foods Co. (B), 3.95%, 7/15/25	1,000,000	1,023,900
Kroger Co./The, 2.95%, 11/1/21	1,000,000	1,001,180
Mead Johnson Nutrition Co., 3%, 11/15/20	500,000	502,729

		6,712,799
Energy - 4.8%
Antero Resources Corp. (B), 5.625%, 6/1/23	300,000	276,000
Energy Transfer Partners L.P., 5.2%, 2/1/22	1,000,000	994,960
Enterprise Products Operating LLC, 3.75%, 2/15/25	1,000,000	963,048
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., 6.75%, 2/1/22	600,000	528,750
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	1,000,000	1,014,745
Hess Corp., 7.875%, 10/1/29	240,000	286,532
Kinder Morgan Inc. (B), 5%, 2/15/21	1,000,000	1,012,000
Marathon Oil Corp., 2.7%, 6/1/20	1,000,000	970,734
Phillips 66, 4.65%, 11/15/34	1,000,000	997,817
Phillips 66 Partners L.P., 3.605%, 2/15/25	1,300,000	1,196,775
Transocean Inc. (D), 6%, 3/15/18	850,000	797,300
Valero Energy Corp., 6.625%, 6/15/37	1,000,000	1,106,162
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	750,000	676,949

		10,821,772
Financials - 5.7%
AerCap Ireland Captial Ltd. / AerCap Global Aviation Trust (D), 3.75%, 5/15/19	450,000	455,400
Air Lease Corp., 3.875%, 4/1/21	450,000	459,000
Air Lease Corp., 3.75%, 2/1/22	1,000,000	989,747
American International Group Inc., 3.875%, 1/15/35	1,000,000	936,924
Apollo Management Holdings L.P. (B), 4%, 5/30/24	1,000,000	1,005,245
Bank of America Corp., 2.65%, 4/1/19	1,000,000	1,011,631
Glencore Funding LLC (B), 3.125%, 4/29/19	825,000	707,438
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	1,000,000	1,145,908
Goldman Sachs Group Inc./The, 4.75%, 10/21/45	1,000,000	1,014,319
JPMorgan Chase & Co., 3.125%, 1/23/25	1,000,000	971,494

See accompanying Notes to Financial Statements.

28

Madison Funds | October 31, 2015

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Financials - continued
Liberty Mutual Group Inc. (B), 4.25%, 6/15/23	$1,250,000	$1,281,149
Morgan Stanley, 2.8%, 6/16/20	1,000,000	1,008,400
Regions Bank, 2.25%, 9/14/18	1,000,000	1,003,574
Synchrony Financial, 3.75%, 8/15/21	700,000	705,960
UBS AG/Stamford CT (D), 5.75%, 4/25/18	122,000	133,133

		12,829,322
Health Care - 3.7%
AbbVie Inc., 2%, 11/6/18	1,100,000	1,100,536
AbbVie Inc., 4.7%, 5/14/45	1,000,000	957,232
Actavis Funding SCS (D), 4.75%, 3/15/45	1,565,000	1,496,628
Cardinal Health Inc., 1.95%, 6/15/18	1,000,000	1,004,707
Forest Laboratories Inc. (B), 5%, 12/15/21	200,000	216,151
Gilead Sciences Inc., 4.75%, 3/1/46	450,000	455,210
HCA Inc., 3.75%, 3/15/19	800,000	814,000
Laboratory Corp. of America Holdings, 3.6%, 2/1/25	1,000,000	973,315
UnitedHealth Group Inc., 4.75%, 7/15/45	1,000,000	1,062,993
Wyeth LLC, 6.5%, 2/1/34	230,000	289,121

		8,369,893
Industrials - 2.8%
ADT Corp./The, 4.125%, 4/15/19	475,000	485,687
Boeing Co./The, 8.625%, 11/15/31	240,000	354,309
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	285,000	345,873
CRH America Inc. (B), 3.875%, 5/18/25	1,000,000	1,003,535
FedEx Corp., 4.75%, 11/15/45	1,000,000	986,514
Hertz Corp./The, 7.5%, 10/15/18	500,000	511,250
International Lease Finance Corp., 8.875%, 9/1/17	500,000	555,000
Norfolk Southern Corp., 7.05%, 5/1/37	390,000	512,522
United Rentals North America Inc., 6.125%, 6/15/23	400,000	417,400
Verisk Analytics Inc., 4%, 6/15/25	1,000,000	972,958

		6,145,048
Information Technology - 2.5%
Autodesk Inc., 4.375%, 6/15/25	1,000,000	1,001,250
CDW LLC / CDW Finance Corp., 5%, 9/1/23	200,000	207,500
First Data Corp. (B), 6.75%, 11/1/20	500,000	526,875
Fiserv Inc., 2.7%, 6/1/20	1,000,000	1,001,069
Hewlett-Packard Enterprise Co. (B), 6.35%, 10/15/45	350,000	339,050
Intuit Inc., 5.75%, 3/15/17	1,100,000	1,161,927
Microsoft Corp., 3.5%, 2/12/35	1,000,000	925,255
Xilinx Inc., 3%, 3/15/21	500,000	505,392

		5,668,318
Materials - 0.8%
Alcoa Inc., 5.125%, 10/1/24	200,000	198,250
Packaging Corp. of America, 3.65%, 9/15/24	1,000,000	998,659
Weyerhaeuser Co., 7.375%, 3/15/32	500,000	624,389

		1,821,298
Telecommunication Services - 2.5%
AT&T Inc., 4.75%, 5/15/46	1,000,000	918,157
Frontier Communications Corp. (B), 11%, 9/15/25	1,100,000	1,152,932
Harris Corp., 5.054%, 4/27/45	1,000,000	979,656
Verizon Communications Inc., 3.45%, 3/15/21	1,500,000	1,546,836
Verizon Communications Inc., 4.4%, 11/1/34	1,000,000	939,932

		5,537,513
Utilities - 1.2%
Black Hills Corp., 4.25%, 11/30/23	1,000,000	1,045,727
Sierra Pacific Power Co., Series M, 6%, 5/15/16	650,000	668,093
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	949,477

		2,663,297

Total Corporate Notes and Bonds
(Cost $71,435,404)		71,680,435

LONG TERM MUNICIPAL BONDS - 9.5%
City of Laredo TX, General Obligation, 6.566%, 2/15/39	1,500,000	1,668,330
City of Reading PA, General Obligation, (AGM), 5.3%, 11/1/33	1,500,000	1,541,085
County of Bexar TX, General Obligation, Series C, 6.628%, 6/15/39	1,800,000	2,043,594
County of Palm Beach FL Revenue, 5%, 11/1/33	1,880,000	1,998,064
East Baton Rouge Sewerage Commission Revenue, 6.087%, 2/1/45	2,000,000	2,223,280
Las Vegas Valley Water District, General Obligation, Series A, 7.1%, 6/1/39	1,000,000	1,151,760
Metropolitan Water District of Southern California Revenue, Series D, 6.538%, 7/1/39	420,000	474,000
New York City Water & Sewer System Revenue, 6.491%, 6/15/42	1,025,000	1,169,453
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	1,600,000	1,762,064
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	1,000,000	1,131,890
South Dakota State Building Authority Revenue, Series F, 4.7%, 6/1/32	1,250,000	1,324,750
State of Iowa Revenue, 6.75%, 6/1/34	2,000,000	2,285,600
West Contra Costa Unified School District, General Obligation, 8.46%, 8/1/34	2,000,000	2,387,920

Total Long Term Municipal Bonds
(Cost $21,029,865)		21,161,790

MORTGAGE BACKED SECURITIES - 20.6%

Fannie Mae - 12.7%
5.5%, 4/1/16 Pool # 745444	3,621	3,634
6%, 5/1/16 Pool # 582558	689	693
5.5%, 2/1/18 Pool # 673194	39,115	40,305
5%, 2/1/19 Pool # 725341	5,432	5,643
5%, 5/1/20 Pool # 813965	78,943	83,812
4.5%, 9/1/20 Pool # 835465	75,289	79,091
5.5%, 3/1/21 Pool # 837199	12,909	13,863
6%, 3/1/21 Pool # 745406	10,277	11,018
6%, 5/1/21 Pool # 253847	10,282	11,642
4.5%, 4/1/23 Pool # 974401	172,130	182,948
4.5%, 6/1/23 Pool # 984075	71,073	75,100
3%, 12/1/26 Pool # AB4086	727,830	759,748
3%, 3/1/27 Pool # AK6784	1,434,728	1,497,656
3%, 5/1/27 Pool # AL1715	1,081,818	1,129,261
3.5%, 5/1/29 Pool # AW3740	1,438,050	1,522,697
3.5%, 8/1/29 Pool # MA2003	1,269,291	1,341,132
3.5%, 10/1/29 Pool # AX3155	623,272	658,290
7%, 12/1/29 Pool # 762813	12,957	13,670
7%, 11/1/31 Pool # 607515	11,639	12,862
6.5%, 3/1/32 Pool # 631377	55,364	63,279
6.5%, 5/1/32 Pool # 636758	2,435	2,783
7%, 5/1/32 Pool # 644591	1,746	1,955
6.5%, 6/1/32 Pool # 545691	117,355	134,529
5%, 10/1/33 Pool # 254903	117,439	130,012
5.5%, 11/1/33 Pool # 555880	140,742	158,411
5%, 5/1/34 Pool # 775604	15,637	17,311
5%, 5/1/34 Pool # 780890	63,220	69,981
5%, 6/1/34 Pool # 255230	26,678	29,529
7%, 7/1/34 Pool # 792636	8,217	8,604
4%, 2/1/35 Pool # MA2177	1,365,639	1,467,449
5%, 8/1/35 Pool # 829670	127,863	140,840
5%, 9/1/35 Pool # 820347	168,762	190,115
5%, 9/1/35 Pool # 835699	141,065	156,044
5%, 11/1/35 Pool # 844809	51,613	56,863
4.5%, 12/1/35 Pool # 745147	24,809	26,974
5%, 12/1/35 Pool # 850561	61,010	67,225
5%, 2/1/36 Pool # 745275	24,246	26,722
5%, 3/1/36 Pool # 745355	32,017	35,277
6%, 11/1/36 Pool # 902510	117,250	134,582
5.5%, 5/1/37 Pool # 928292	177,690	198,383
6%, 10/1/37 Pool # 947563	150,659	173,235
6.5%, 12/1/37 Pool # 889072	143,091	163,935
5%, 4/1/38 Pool # 889260	29,344	32,302
6.5%, 8/1/38 Pool # 987711	275,929	332,926
4.5%, 8/1/40 Pool # AD8243	139,909	152,012
4%, 9/1/40 Pool # AE3039	1,243,063	1,336,885
4%, 1/1/41 Pool # AB2080	1,002,944	1,073,837
5.5%, 7/1/41 Pool # AL6588	1,032,788	1,157,819
4%, 9/1/41 Pool # AJ1406	876,334	935,023
4%, 10/1/41 Pool # AJ4046	1,220,501	1,312,911
3.5%, 11/1/41 Pool # AB3867	526,697	549,735
4%, 3/1/42 Pool # AL1998	1,897,837	2,041,617
3.5%, 6/1/42 Pool # AO4134	1,784,118	1,861,939
3.5%, 8/1/42 Pool # AP2133	1,036,162	1,080,857
3%, 9/1/42 Pool # AP6568	162,633	164,998
3.5%, 9/1/42 Pool # AB6228	565,527	589,931
3.5%, 12/1/42 Pool # AQ8892	175,507	183,043
3.5%, 1/1/43 Pool # AQ9326	837,316	878,850
3%, 2/1/43 Pool # AL3072	1,330,299	1,349,390
3.5%, 4/1/43 Pool # AR9902	551,193	578,865
3.5%, 4/1/43 Pool # AT2887	486,026	507,537
4.5%, 2/1/45 Pool # MA2193	1,362,528	1,484,992

		28,502,572
Freddie Mac - 7.9%
5%, 5/1/18 Pool # E96322	30,010	31,120
5%, 2/1/21 Pool # G11911	11,838	12,567
4.5%, 4/1/23 Pool # J07302	24,616	26,379
4.5%, 11/1/23 Pool # G13342	13,845	14,974
3%, 12/1/26 Pool # J17506	109,648	114,227
3%, 1/1/27 Pool # G18420	56,620	58,938
3%, 8/1/27 Pool # J19899	1,086,826	1,135,022
8%, 6/1/30 Pool # C01005	1,021	1,156
7%, 3/1/31 Pool # C48133	6,943	6,967
6.5%, 1/1/32 Pool # C62333	29,724	33,970
3.5%, 8/1/32 Pool # C91485	233,517	245,566
5%, 7/1/33 Pool # A11325	306,926	341,180
4.5%, 6/1/34 Pool # C01856	826,785	897,475
5%, 4/1/35 Pool # A32315	49,226	54,231
5%, 4/1/35 Pool # A32316	50,333	55,069
6.5%, 11/1/36 Pool # C02660	17,055	19,544
5.5%, 11/1/37 Pool # A68787	275,905	311,799
5%, 9/1/38 Pool # G04815	13,236	14,487
5.5%, 12/1/38 Pool # G05267	968,505	1,077,833
5%, 2/1/39 Pool # G05572	420,895	464,064
5%, 10/1/39 Pool # A89335	1,227,909	1,361,526
3.5%, 11/1/40 Pool # G06168	867,553	902,933
4%, 10/1/41 Pool # Q04092	1,500,891	1,604,197
4.5%, 3/1/42 Pool # G07491	1,091,325	1,185,635

See accompanying Notes to Financial Statements.

29

Madison Funds | October 31, 2015

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued
Freddie Mac - continued
3%, 9/1/42 Pool # C04233	$897,112	$907,374
3%, 2/1/43 Pool # Q15767	163,613	165,123
3%, 4/1/43 Pool # V80025	632,893	640,043
3%, 4/1/43 Pool # V80026	632,111	639,264
3.5%, 8/1/44 Pool # Q27927	877,026	913,269
4%, 5/1/45 Pool # G08642	1,941,715	2,065,883
3%, 7/1/45 Pool # G08653	990,418	998,856
3.5%, 9/1/45 Pool # G08667	1,246,524	1,295,361

		17,596,032
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	15,527	18,202
6.5%, 4/20/31 Pool # 3068	7,467	8,823
4%, 4/15/39 Pool # 698089	77,390	82,468

		109,493

Total Mortgage Backed Securities (Cost $45,320,370)		46,208,097
	Contracts

PUT OPTIONS PURCHASED - 0.0%
10 Year U.S. Treasury Note, Put, Dec
2015, $125	25	5,468
10 Year U.S. Treasury Note, Put, Dec
2015, $127	25	23,047

Total Put Options Purchased (Cost $14,213)		28,515
	Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 26.6%

Fannie Mae - 0.6%
3.000%, 5/24/32 (E)	$1,250,000	1,228,754

Federal Farm Credit Bank - 0.2%
5.875%, 10/3/16	500,000	525,493

Freddie Mac - 0.2%
5.000%, 2/16/17	450,000	475,398

U.S. Treasury Bonds - 4.5%
6.625%, 2/15/27	2,000,000	2,877,604
5.375%, 2/15/31	1,250,000	1,717,090
4.500%, 5/15/38	2,750,000	3,578,616
3.750%, 8/15/41	250,000	291,201
3.000%, 5/15/45	1,650,000	1,669,487

		10,133,998
U.S. Treasury Notes - 21.1%
0.375%, 10/31/16	1,000,000	999,206
0.875%, 1/31/17	2,500,000	2,511,100
3.125%, 1/31/17	3,800,000	3,922,162
0.750%, 3/15/17	3,600,000	3,608,298
2.375%, 7/31/17	2,200,000	2,264,139
1.875%, 10/31/17	3,000,000	3,066,015
4.250%, 11/15/17	2,550,000	2,727,602
2.625%, 1/31/18	3,000,000	3,117,969
2.750%, 2/28/18	3,000,000	3,129,063
3.875%, 5/15/18	2,750,000	2,954,960
1.375%, 2/28/19	3,000,000	3,020,235
3.625%, 8/15/19	1,750,000	1,899,480
2.625%, 11/15/20	1,350,000	1,417,746
3.125%, 5/15/21	3,750,000	4,036,132
2.125%, 8/15/21	1,900,000	1,941,563
2.000%, 10/31/21	2,500,000	2,533,267
1.750%, 9/30/22	2,500,000	2,477,735
2.750%, 2/15/24	1,500,000	1,581,524

		47,208,196

Total U.S. Government and Agency Obligations (Cost $57,088,504)		59,571,839
	Shares

SHORT-TERM INVESTMENTS - 2.9%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	6,554,356	6,554,356

Total Short-Term Investments (Cost $6,554,356)		6,554,356

TOTAL INVESTMENTS - 98.7% (Cost $217,500,787**)		221,066,567
NET OTHER ASSETS AND LIABILITIES - 1.3%		2,812,313

TOTAL CALL & PUT OPTIONS WRITTEN - (0.0)%		(20,313)

TOTAL NET ASSETS - 100.0%		$223,858,567

**	Aggregate cost for Federal tax purposes was $217,500,787.
(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2015.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.3% of total net assets.
(E)	Stepped rate security. Rate shown is as of October 31, 2015.

AGM Assured Guaranty Municipal Corp.
PSF-GTD Permanent School Fund Guaranteed.

Put Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
10 Year U.S. Treasury Note	50	December 2015	$125.50	$20,313

Total Put Options Written (Premiums received $9,225)				$20,313

Total Options Written, at Value (Premiums received $9,225)				$20,313

Holdings of Open Futures Contracts
Type	Expiration	Number of Contracts	Position Type	UnrealizedAppreciation/ (Depreciation)
90 Day Euro Futures	March 2016	1	Long	$610
				$610

See accompanying Notes to Financial Statements.

30

Madison Funds | October 31, 2015

Madison Corporate Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 89.3%

Consumer Discretionary - 10.3%
Amazon.com Inc., 3.8%, 12/5/24	$200,000	$208,699
CCO Safari II LLC (A), 4.464%, 7/23/22	200,000	202,900
Comcast Corp., 6.45%, 3/15/37	300,000	376,269
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 5%, 3/1/21	300,000	327,957
DR Horton Inc., 3.75%, 3/1/19	50,000	51,375
Georgia-Pacific LLC (A), 3.163%, 11/15/21	100,000	100,392
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	25,000	25,750
Harman International Industries Inc., 4.15%, 5/15/25	100,000	97,679
Nissan Motor Acceptance Corp. (A), 2.65%, 9/26/18	50,000	51,014
Priceline Group Inc./The, 3.65%, 3/15/25	200,000	199,211
QVC Inc., 3.125%, 4/1/19	200,000	198,570
Sirius XM Radio Inc. (A), 6%, 7/15/24	125,000	131,975
Time Warner Inc., 6.25%, 3/29/41	150,000	171,178
Toll Brothers Finance Corp., 4%, 12/31/18	50,000	52,000
Viacom Inc., 3.25%, 3/15/23	100,000	92,599
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	150,000	139,032

		2,426,600
Consumer Staples - 6.0%
CVS Health Corp. (A), 4.75%, 12/1/22	200,000	217,995
CVS Health Corp., 5.125%, 7/20/45	200,000	214,417
General Mills Inc., 5.65%, 2/15/19	200,000	222,649
JM Smucker Co/The, 3.5%, 3/15/25	200,000	200,626
Kraft Foods Group Inc., 3.5%, 6/6/22	200,000	203,960
Kraft Heinz Foods Co. (A), 3.95%, 7/15/25	150,000	153,585
Wal-Mart Stores Inc., 3.25%, 10/25/20	200,000	211,748

		1,424,980
Energy - 11.3%
Antero Resources Corp. (A), 5.625%, 6/1/23	50,000	46,000
Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.5%, 4/15/21	100,000	93,000
Chevron Corp., 3.191%, 6/24/23	200,000	204,467
ConocoPhillips Co., 4.15%, 11/15/34	200,000	192,183
Devon Energy Corp., 5.6%, 7/15/41	100,000	96,819
Energy Transfer Partners L.P., 5.2%, 2/1/22	300,000	298,488
Enterprise Products Operating LLC, 4.45%, 2/15/43	200,000	171,902
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., 6.75%, 2/1/22	150,000	132,187
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	100,000	101,475
Kinder Morgan Energy Partners L.P., 2.65%, 2/1/19	50,000	48,873
Kinder Morgan Inc. (A), 5%, 2/15/21	50,000	50,600
Marathon Oil Corp., 2.7%, 6/1/20	200,000	194,147
Marathon Petroleum Corp., 5.125%, 3/1/21	250,000	272,737
Phillips 66, 4.65%, 11/15/34	100,000	99,782
Phillips 66 Partners L.P., 3.605%, 2/15/25	200,000	184,119
Valero Energy Corp., 6.625%, 6/15/37	350,000	387,157
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	100,000	90,260

		2,664,196
Financials - 36.5%

Banks - 16.6%
Bank of America Corp., 2.6%, 1/15/19	100,000	101,180
Bank of America Corp., MTN, 3.3%, 1/11/23	200,000	199,421
BB&T Corp., MTN, 2.25%, 2/1/19	200,000	202,084
Capital One Financial Corp., 2.45%, 4/24/19	300,000	300,277
Fifth Third Bancorp, 2.3%, 3/1/19	300,000	300,658
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	100,000	114,591
Goldman Sachs Group Inc./The, 3.625%, 1/22/23	200,000	204,217
Huntington National Bank/The, 2.2%, 4/1/19	300,000	299,173
JPMorgan Chase & Co., 4.25%, 10/15/20	100,000	107,103
JPMorgan Chase & Co., 3.125%, 1/23/25	200,000	194,299
KeyCorp, MTN, 5.1%, 3/24/21	250,000	278,312
Morgan Stanley, 2.8%, 6/16/20	200,000	201,680
Morgan Stanley, MTN, 3.7%, 10/23/24	200,000	202,545
PNC Funding Corp., 3.3%, 3/8/22	100,000	103,032
Regions Bank, 2.25%, 9/14/18	250,000	250,893
US Bancorp, MTN, 2.2%, 11/15/16	400,000	405,609
Wells Fargo & Co., 5.625%, 12/11/17	410,000	445,038

		3,910,112
Diversified Financial Services - 8.2%
AerCap Ireland Captial Ltd. / AerCap Global Aviation Trust (B), 3.75%, 5/15/19	150,000	151,800
Affiliated Managers Group Inc., 4.25%, 2/15/24	300,000	306,696
Air Lease Corp., 3.875%, 4/1/21	50,000	51,000
Air Lease Corp., 3.75%, 2/1/22	200,000	197,950
American Express Co., 6.15%, 8/28/17	300,000	324,277
Apollo Management Holdings L.P. (A), 4%, 5/30/24	250,000	251,311
General Electric Capital Corp., MTN, 6.75%, 3/15/32	425,000	557,361
Synchrony Financial, 3.75%, 8/15/21	100,000	100,851

		1,941,246
Insurance - 7.6%
Aflac Inc., 3.625%, 11/15/24	200,000	203,353
American International Group Inc., 3.875%, 1/15/35	200,000	187,385
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	400,000	439,483
Liberty Mutual Group Inc. (A), 4.25%, 6/15/23	100,000	102,492
MetLife Inc., 3.6%, 4/10/24	300,000	308,417
New York Life Global Funding (A), 1.95%, 2/11/20	200,000	198,060
ProAssurance Corp., 5.3%, 11/15/23	50,000	53,502
Prudential Financial Inc., MTN, 3.5%, 5/15/24	300,000	304,825

		1,797,517
Machinery-Constr&Mining - 0.9%
Caterpillar Financial Services Corp., Series G, 2.45%, 9/6/18	200,000	205,180

Mining - 0.5%
Glencore Funding LLC (A), 3.125%, 4/29/19	125,000	107,188

Real Estate - 2.7%
Simon Property Group L.P., 4.125%, 12/1/21	400,000	429,172
WP Carey Inc., 4.6%, 4/1/24	200,000	201,973

		631,145

		8,592,388
Health Care - 6.3%
AbbVie Inc., 4.7%, 5/14/45	100,000	95,723
Actavis Funding SCS (B), 4.55%, 3/15/35	130,000	123,901
Cardinal Health Inc., 1.95%, 6/15/18	200,000	200,942
Express Scripts Holding Co., 4.75%, 11/15/21	200,000	216,532
Forest Laboratories Inc. (A), 5%, 12/15/21	50,000	54,038
Gilead Sciences Inc., 4.75%, 3/1/46	100,000	101,158
HCA Inc., 3.75%, 3/15/19	100,000	101,750
Laboratory Corp. of America Holdings, 3.6%, 2/1/25	200,000	194,663
Stryker Corp., 1.3%, 4/1/18	100,000	99,683
UnitedHealth Group Inc., 2.875%, 3/15/23	200,000	199,613
UnitedHealth Group Inc., 4.75%, 7/15/45	100,000	106,299

		1,494,302
Industrials - 7.3%
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	200,000	196,492
Caterpillar Inc., 5.2%, 5/27/41	20,000	22,136
CRH America Inc. (A), 3.875%, 5/18/25	200,000	200,707
FedEx Corp., 4.75%, 11/15/45	200,000	197,303
Hertz Corp/The, 7.5%, 10/15/18	100,000	102,250
International Lease Finance Corp., 8.875%, 9/1/17	100,000	111,000
Lockheed Martin Corp., 2.9%, 3/1/25	200,000	192,983
Norfolk Southern Corp., 3.25%, 12/1/21	200,000	202,779
Textron Inc., 3.875%, 3/1/25	200,000	198,127
United Rentals North America Inc., 6.125%, 6/15/23	100,000	104,350
Verisk Analytics Inc., 4%, 6/15/25	200,000	194,592

		1,722,719
Information Technology - 4.6%
Autodesk Inc., 4.375%, 6/15/25	200,000	200,250
CDW LLC / CDW Finance Corp., 5%, 9/1/23	50,000	51,875
First Data Corp. (A), 6.75%, 11/1/20	100,000	105,375
Fiserv Inc., 2.7%, 6/1/20	200,000	200,214
Intel Corp., 4.9%, 7/29/45	100,000	103,997
Microsoft Corp., 3.5%, 2/12/35	100,000	92,526
Oracle Corp., 5.75%, 4/15/18	300,000	331,217

		1,085,454
Materials - 3.2%
Agrium Inc. (B), 3.375%, 3/15/25	200,000	186,865
Alcoa Inc., 5.125%, 10/1/24	50,000	49,562
Dow Chemical Co./The, 4.125%, 11/15/21	200,000	211,377
Packaging Corp. of America, 3.65%, 9/15/24	300,000	299,598

		747,402
Telecommunication Services - 3.8%
AT&T Inc., 4.75%, 5/15/46	75,000	68,862
Frontier Communications Corp. (A), 11%, 9/15/25	200,000	209,624
Harris Corp., 5.054%, 4/27/45	200,000	195,931
Verizon Communications Inc., 5.15%, 9/15/23	200,000	222,921
Verizon Communications Inc., 4.4%, 11/1/34	200,000	187,986

		885,324

Total Corporate Notes and Bonds (Cost $20,889,465)		21,043,365

See accompanying Notes to Financial Statements.

31

Madison Funds | October 31, 2015

Madison Corporate Bond Fund Portfolio of Investments - Continued

	Par Value	Value (Note 2)

LONG TERM MUNICIPAL BONDS - 7.6%
Alabama Incentives Financing Authority Revenue, Series A, 5%, 9/1/29	$200,000	$225,844
City of Oklahoma City OK Tax Allocation, Series B, 5%, 3/1/32	200,000	227,046
County of Bexar TX, General Obligation, Series C, 6.628%, 6/15/39	200,000	227,066
County of Palm Beach FL Revenue, 5%, 11/1/33	200,000	212,560
Dallas/Fort Worth International Airport Revenue, Series G, 5%, 11/1/29	200,000	229,392
Desert Community College District CA, General Obligation, Series B, (AGM), 5%, 8/1/32	200,000	213,236
Las Vegas Valley Water District, General Obligation, Series A, 7.1%, 6/1/39	200,000	230,352
Orange County Health Facilities Authority Revenue, 5%, 1/1/29	200,000	219,106

Total Long Term Municipal Bonds (Cost $1,755,743)		1,784,602
	Shares

SHORT-TERM INVESTMENTS - 2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	585,487	585,487

Total Short-Term Investments (Cost $585,487)		585,487

TOTAL INVESTMENTS - 99.4% (Cost $23,230,695**)		23,413,454
NET OTHER ASSETS AND LIABILITIES - 0.6%		131,661

TOTAL NET ASSETS - 100.0%		$23,545,115

**	Aggregate cost for Federal tax purposes was $23,230,695.
(A)	Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 2.0% of total net assets.
AGM	Assured Guaranty Municipal Corp.
MTN	Medium Term Note.

Madison High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 93.9%
Consumer Discretionary - 22.9%
Cablevision Systems Corp., 5.875%, 9/15/22	$100,000	$83,000
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	400,000	419,750
Cequel Communications Holdings I LLC / Cequel Capital Corp. (A), 5.125%, 12/15/21	250,000	240,185
Cumulus Media Holdings Inc., 7.75%, 5/1/19	75,000	49,875
DISH DBS Corp., 6.75%, 6/1/21	200,000	206,500
DISH DBS Corp., 5.875%, 11/15/24	100,000	95,650
Group 1 Automotive Inc., 5%, 6/1/22	300,000	303,000
Mediacom LLC / Mediacom Capital Corp., 7.25%, 2/15/22	100,000	101,250
MGM Resorts International, 6%, 3/15/23	150,000	152,250
New Red Finance Inc. (A) (B), 6%, 4/1/22	300,000	313,875
Nexteer Automotive Group Ltd. (A) (B), 5.875%, 11/15/21	250,000	252,500
Outfront Media Capital LLC / Outfront
Media Capital Corp., 5.625%, 2/15/24	500,000	520,315
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	258,125
Pinnacle Entertainment Inc., 8.75%, 5/15/20	200,000	208,250
Scientific Games International Inc., 6.25%, 9/1/20	350,000	243,250
Sinclair Television Group Inc., 6.375%, 11/1/21	400,000	412,000
Sirius XM Radio Inc. (A), 5.875%, 10/1/20	250,000	265,750
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	246,875
Univision Communications Inc. (A), 6.75%, 9/15/22	497,000	524,956
UPCB Finance VI Ltd. (A) (B), 6.875%, 1/15/22	225,000	237,938
Viking Cruises Ltd. (A) (B), 8.5%, 10/15/22	300,000	326,250
WMG Acquisition Corp. (A), 6.75%, 4/15/22	400,000	370,252

		5,831,796
Consumer Staples - 2.8%
Dean Foods Co. (A), 6.5%, 3/15/23	200,000	211,000
Dole Food Co. Inc. (A), 7.25%, 5/1/19	500,000	501,750

		712,750
Energy - 8.2%
Berry Petroleum Co. LLC, 6.75%, 11/1/20	200,000	78,000
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	170,000
Exterran Partners L.P. / EXLP Finance Corp. (C), 6%, 10/1/22	250,000	211,250
Jupiter Resources Inc. (A) (B), 8.5%, 10/1/22	150,000	78,000
Linn Energy LLC / Linn Energy Finance Corp., 6.5%, 9/15/21	200,000	44,000
Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 5/1/21	300,000	201,000
Memorial Production Partners L.P. / Memorial Production Finance Corp., 6.875%, 8/1/22	150,000	94,500
Paramount Resources Ltd. (A) (B), 6.875%, 6/30/23	100,000	88,000
QEP Resources Inc., 5.375%, 10/1/22	250,000	225,000
QEP Resources Inc., 5.25%, 5/1/23	250,000	221,875
Sanchez Energy Corp., 6.125%, 1/15/23	100,000	72,500
Southern Star Central Corp. (A), 5.125%, 7/15/22	300,000	291,000
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. (A), 6.25%, 10/15/22	100,000	104,000
Unit Corp., 6.625%, 5/15/21	250,000	200,000

		2,079,125
Financials - 7.1%
Ally Financial Inc., 3.75%, 11/18/19	300,000	303,900
Geo Group Inc./The, 5.875%, 10/15/24	150,000	151,500
Iron Mountain Inc., 6%, 8/15/23	150,000	157,313
Iron Mountain Inc., 5.75%, 8/15/24	350,000	351,750
MPT Operating Partnership L.P. / MPT Finance Corp., 6.875%, 5/1/21	350,000	366,187
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 7/1/21	300,000	274,500
Quicken Loans Inc. (A), 5.75%, 5/1/25	200,000	198,500

		1,803,650
Health Care - 9.1%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	250,000	246,875
Alere Inc. (A), 6.375%, 7/1/23	200,000	208,000
CHS/Community Health Systems Inc., 6.875%, 2/1/22	300,000	302,250
Endo Finance LLC / Endo Finco Inc. (A), 7.25%, 12/15/20	500,000	516,875
Grifols Worldwide Operations Ltd. (B), 5.25%, 4/1/22	250,000	258,750
Jaguar Holding Co. II / Pharmaceutical
Product Development LLC (A), 6.375%, 8/1/23	100,000	100,125
Mallinckrodt International Finance S.A. (B), 4.75%, 4/15/23	300,000	261,000
MPH Acquisition Holdings LLC (A), 6.625%, 4/1/22	250,000	255,000
Valeant Pharmaceuticals International Inc. (A) (B), 5.625%, 12/1/21	200,000	173,500

		2,322,375
Industrials - 10.9%
ACCO Brands Corp., 6.75%, 4/30/20	200,000	213,000
Ashtead Capital Inc. (A), 6.5%, 7/15/22	250,000	268,125
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (A), 5.25%, 3/15/25	250,000	249,062
Bombardier Inc. (A) (B), 6.125%, 1/15/23	200,000	155,000
Brand Energy & Infrastructure Services Inc. (A) (C), 8.5%, 12/1/21	250,000	226,250
Building Materials Corp. of America (A), 5.375%, 11/15/24	250,000	257,187
Casella Waste Systems Inc. (C), 7.75%, 2/15/19	200,000	203,000
Clean Harbors Inc., 5.125%, 6/1/21	150,000	153,975
Gates Global LLC / Gates Global Co. (A), 6%, 7/15/22	175,000	140,438
Hertz Corp./The, 6.75%, 4/15/19	250,000	256,562
Hertz Corp./The, 5.875%, 10/15/20	100,000	103,500
Nortek Inc., 8.5%, 4/15/21	250,000	265,000
Spirit AeroSystems Inc., 5.25%, 3/15/22	200,000	206,750
United Rentals North America Inc., 8.25%, 2/1/21	69,000	72,623

		2,770,472
Information Technology - 9.6%
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	400,000	413,000
Audatex North America Inc. (A), 6%, 6/15/21	200,000	201,402
Belden Inc. (A), 5.5%, 9/1/22	500,000	495,000
CommScope Holding Co. Inc. (A), 6.625%, 6/1/20	200,000	208,000
Hughes Satellite Systems Corp., 7.625%, 6/15/21	150,000	163,500

See accompanying Notes to Financial Statements.

32

Madison Funds | October 31, 2015

Madison High Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Information Technology - continued
Micron Technology Inc. (A), 5.25%, 1/15/24	$125,000	$119,688
Plantronics Inc. (A), 5.5%, 5/31/23	200,000	203,500
SunGard Data Systems Inc., 7.375%, 11/15/18	246,000	251,842
ViaSat Inc., 6.875%, 6/15/20	370,000	387,575

		2,443,507
Materials - 6.8%
Berry Plastics Corp., 5.5%, 5/15/22	275,000	283,250
Greif Inc., 6.75%, 2/1/17	250,000	260,620
Murray Energy Corp. (A), 11.25%, 4/15/21	100,000	26,750
Rayonier AM Products Inc. (A), 5.5%, 6/1/24	450,000	355,500
Reynolds Group Issuer Inc. / Reynolds
Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	400,000	416,000
Steel Dynamics Inc., 5.5%, 10/1/24	250,000	246,875
Tronox Finance LLC, 6.375%, 8/15/20	200,000	142,440

		1,731,435
Telecommunication Services - 7.1%
Altice S.A. (A) (B), 7.625%, 2/15/25	250,000	229,875
CenturyLink Inc., 5.625%, 4/1/20	250,000	250,285
Frontier Communications Corp. (A), 10.5%, 9/15/22	100,000	103,750
GCI Inc., 6.875%, 4/15/25	150,000	154,500
Intelsat Jackson Holding SA (B), 5.5%, 8/1/23	200,000	164,875
SBA Telecommunications Inc., 5.75%, 7/15/20	300,000	313,125
Sprint Corp., 7.125%, 6/15/24	300,000	263,438
Sprint Corp., 7.625%, 2/15/25	150,000	133,125
T-Mobile USA Inc., 6.633%, 4/28/21	200,000	207,000

		1,819,973
Utilities - 9.4%
AES Corp./VA, 5.5%, 3/15/24	400,000	378,000
AmeriGas Finance LLC / AmeriGas Finance
Corp., 7%, 5/20/22	400,000	422,000
Calpine Corp., 5.5%, 2/1/24	250,000	237,500
Dynegy Inc., 7.625%, 11/1/24	150,000	150,375
Ferrellgas L.P. / Ferrellgas Finance Corp., 6.75%, 1/15/22	400,000	371,064
NRG Energy Inc., 8.25%, 9/1/20	200,000	205,000
NRG Energy Inc., 6.25%, 5/1/24	200,000	179,000
Suburban Propane Partners L.P. / Suburban
Energy Finance Corp., 7.375%, 8/1/21	227,000	238,350
Talen Energy Supply LLC (A), 4.625%, 7/15/19	250,000	228,700

		2,409,989

Total Corporate Notes and Bonds
(Cost $25,203,764)		23,925,072

SHORT-TERM INVESTMENTS - 3.8%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	981,190	981,190

Total Short-Term Investments
(Cost $981,190)		981,190

TOTAL INVESTMENTS - 97.7% (Cost $26,184,954** )		24,906,262
NET OTHER ASSETS AND LIABILITIES - 2.3%		597,694

TOTAL NET ASSETS - 100.0%		$25,503,956

**	Aggregate cost for Federal tax purposes was $26,184,954.
(A)	Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 10.0% of total net assets.
(C)	Illiquid security (See Note 2).

Madison Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 54.1%
Consumer Discretionary - 5.1%
Home Depot Inc./The	20,800	$2,571,712
McDonald’s Corp.	33,000	3,704,250
Omnicom Group Inc.	17,000	1,273,640

		7,549,602
Consumer Staples - 9.6%
Coca-Cola Co./The	45,000	1,905,750
General Mills Inc.	33,500	1,946,685
JM Smucker Co./The	20,000	2,347,800
Mondelez International Inc., Class A	33,500	1,546,360
Nestle S.A., ADR	26,700	2,035,074
PepsiCo Inc.	15,000	1,532,850
Procter & Gamble Co./The	37,500	2,864,250

		14,178,769
Energy - 4.5%
Chevron Corp.	17,700	1,608,576
Exxon Mobil Corp.	27,500	2,275,350
Marathon Petroleum Corp.	17,000	880,600
Occidental Petroleum Corp.	8,500	633,590
Schlumberger Ltd.	16,000	1,250,560

		6,648,676
Financials - 8.1%
BB&T Corp.	33,500	1,244,525
MetLife Inc.	24,500	1,234,310
Northern Trust Corp.	16,000	1,126,240
Travelers Cos. Inc./The	31,500	3,556,035
US Bancorp	51,500	2,172,270
Wells Fargo & Co.	47,000	2,544,580

		11,877,960
Health Care - 7.2%
Amgen Inc.	7,500	1,186,350
Johnson & Johnson	27,500	2,778,325
Medtronic PLC	22,100	1,633,632
Merck & Co. Inc.	35,000	1,913,100
Pfizer Inc.	90,000	3,043,800

		10,555,207
Industrials - 8.4%
3M Co.	5,500	864,655
Boeing Co./The	18,200	2,694,874
General Electric Co.	101,500	2,935,380
United Parcel Service Inc., Class B	25,300	2,606,406
United Technologies Corp.	18,500	1,820,585
Waste Management Inc.	28,000	1,505,280

		12,427,180
Information Technology - 7.2%
Accenture PLC, Class A	27,000	2,894,400
Automatic Data Processing Inc.	10,000	869,900
Cisco Systems Inc.	32,000	923,200
Linear Technology Corp.	33,000	1,465,860
Microsoft Corp.	50,500	2,658,320
Texas Instruments Inc.	31,000	1,758,320

		10,570,000
Materials - 1.1%
Praxair Inc.	14,000	1,555,260

Telecommunication Service - 1.6%
Verizon Communications Inc.	52,000	2,437,760

Utilities - 1.3%
Duke Energy Corp.	26,500	1,893,955

Total Common Stocks
(Cost $62,068,568)		79,694,369
	Par Value

ASSET BACKED SECURITIES - 1.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$98,971	103,101
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	225,000	224,732
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	175,000	174,651
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	179,918	179,826
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	95,347	95,301
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A4, 0.9%, 12/16/19	325,000	324,994
Santander Drive Auto Receivables Trust, Series 2013-3 Class B, 1.19%, 5/15/18	121,493	121,477
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	250,000	251,387
Volkswagen Auto Lease Trust, Series 2014-A, Class A3, 0.8%, 4/20/17	150,000	149,994
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B), 0.82%, 4/16/18	125,000	124,820

Total Asset Backed Securities
(Cost $1,750,519)		1,750,283

COMMERCIAL MORTGAGE-BACKED
SECURITIES - 0.7%
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW17, Class A1A (A), 5.65%, 6/11/50	324,545	344,672
Fannie Mae-Aces, Series 2013-M12, Class APT (A), 2.387%, 3/25/23	310,276	315,235
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.754%, 2/25/45	300,000	311,425

Total Commercial Mortgage-Backed
Securities (Cost $967,431)		971,332

See accompanying Notes to Financial Statements.

33

Madison Funds | October 31, 2015

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 15.6%
Consumer Discretionary - 2.5%
AARP Inc. (B) (C), 7.5%, 5/1/31	$750,000	$1,013,933
Advance Auto Parts Inc., 4.5%, 12/1/23	500,000	519,694
Amazon.com Inc., 3.3%, 12/5/21	200,000	207,745
CCO Safari II LLC (B), 4.464%, 7/23/22	400,000	405,799
ERAC USA Finance LLC (B), 6.7%, 6/1/34	325,000	385,241
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	125,000	128,750
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	400,000	412,112
Time Warner Inc., 4.75%, 3/29/21	400,000	437,819
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	155,000	143,666

		3,654,759
Consumer Staples - 0.8%
Coca-Cola Co./The, 2.45%, 11/1/20	500,000	508,816
CVS Health Corp., 5.125%, 7/20/45	250,000	268,021
Mead Johnson Nutrition Co., 3%, 11/15/20	125,000	125,682
Sysco Corp., 2.6%, 10/1/20	250,000	252,560

		1,155,079
Energy - 2.2%
Antero Resources Corp. (B), 5.625%, 6/1/23	150,000	138,000
ConocoPhillips Co., 4.15%, 11/15/34	500,000	480,459
Energy Transfer Partners L.P., 5.2%, 2/1/22	200,000	198,992
Enterprise Products Operating LLC, 5.2%, 9/1/20	450,000	494,719
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	288,914
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., 6.75%, 2/1/22	250,000	220,313
Hess Corp., 7.875%, 10/1/29	150,000	179,082
Marathon Oil Corp., 6%, 10/1/17	300,000	320,733
Phillips 66, 4.65%, 11/15/34	500,000	498,908
Transocean Inc. (D), 7.5%, 4/15/31	280,000	189,000
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	250,000	225,650

		3,234,770
Financials - 2.1%
Air Lease Corp., 3.75%, 2/1/22	300,000	296,924
American Express Credit Corp., MTN, 2.375%, 3/24/17	90,000	91,394
Capital One Financial Corp., 2.45%, 4/24/19	200,000	200,185
Fifth Third Bancorp, 2.3%, 3/1/19	275,000	275,603
Glencore Funding LLC (B), 3.125%, 4/29/19	265,000	227,238
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	500,000	572,954
Huntington National Bank/The, 2.2%, 4/1/19	400,000	398,897
Morgan Stanley, 2.8%, 6/16/20	225,000	226,890
New York Life Global Funding (B), 1.95%, 2/11/20	300,000	297,089
Synchrony Financial, 3.75%, 8/15/21	250,000	252,128
Welltower Inc., 4.5%, 1/15/24	200,000	207,772

		3,047,074
Health Care - 1.7%
AbbVie Inc., 2%, 11/6/18	300,000	300,146
Actavis Funding SCS (D), 4.75%, 3/15/45	150,000	143,447
Amgen Inc., 5.85%, 6/1/17	1,050,000	1,122,238
HCA Inc., 3.75%, 3/15/19	150,000	152,625
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	220,000	267,796
UnitedHealth Group Inc., 2.875%, 3/15/23	400,000	399,226
Wyeth LLC, 6.5%, 2/1/34	150,000	188,557

		2,574,035
Industrials - 1.7%
Boeing Co./The, 8.625%, 11/15/31	150,000	221,443
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	175,000	212,378
Caterpillar Inc., 3.9%, 5/27/21	450,000	479,100
Danaher Corp., 3.9%, 6/23/21	450,000	481,325
FedEx Corp., 4.75%, 11/15/45	250,000	246,628
International Lease Finance Corp., 8.875%, 9/1/17	150,000	166,500
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	272,345
Norfolk Southern Corp., 7.05%, 5/1/37	260,000	341,681
United Rentals North America Inc., 4.625%, 7/15/23	150,000	150,656

		2,572,056
Information Technology - 1.7%
Apple Inc., 2.4%, 5/3/23	450,000	440,258
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	450,000	470,556
Cisco Systems Inc., 5.5%, 2/22/16	240,000	243,764
EMC Corp., 2.65%, 6/1/20	70,000	63,746
Fiserv Inc., 2.7%, 6/1/20	250,000	250,267
Hewlett-Packard Enterprise Co. (B), 6.35%, 10/15/45	175,000	169,525
Intel Corp., 4.9%, 7/29/45	250,000	259,993
International Business Machines Corp., 1.875%, 8/1/22	400,000	379,121
Thomson Reuters Corp. (D), 4.3%, 11/23/23	225,000	233,906

		2,511,136
Materials - 0.2%
Westvaco Corp., 8.2%, 1/15/30	175,000	231,569

Telecommunication Services - 1.1%
AT&T Inc., 4.75%, 5/15/46	200,000	183,631
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	415,000	576,900
Frontier Communications Corp. (B), 11%, 9/15/25	200,000	209,624
Harris Corp., 5.054%, 4/27/45	250,000	244,914
Verizon Communications Inc., 5.15%, 9/15/23	400,000	445,843

		1,660,912
Utilities - 1.6%
Interstate Power & Light Co., 6.25%, 7/15/39	175,000	226,579
Nevada Power Co., Series R, 6.75%, 7/1/37	400,000	521,579
Sierra Pacific Power Co., Series M, 6%, 5/15/16	126,000	129,507
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	500,000	521,738
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	949,477

		2,348,880

Total Corporate Notes and Bonds
(Cost $22,025,867 )		22,990,270

LONG TERM MUNICIPAL BONDS - 1.6%
Dallas/Fort Worth International Airport Revenue, Series G, 5%, 11/1/29	300,000	344,088
District of Columbia Water & Sewer Authority Revenue, Series A, (ASSURED GTY), 5%, 10/1/34	300,000	328,419
Jacksonville FL Sales Tax Revenue, Series A, 5%, 10/1/29	300,000	342,402
Metropolitan Water District of Southern California Revenue, Series D, 6.538%, 7/1/39	300,000	338,571
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	325,000	357,919
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	350,000	396,162
State of Iowa Revenue, 6.75%, 6/1/34	250,000	285,700

Total Long Term Municipal Bonds
(Cost $2,338,080)		2,393,261

MORTGAGE BACKED SECURITIES - 9.0%

Fannie Mae - 5.6%
5.5%, 4/1/16 Pool # 745444	2,309	2,317
6%, 5/1/16 Pool # 582558	1,033	1,040
5%, 12/1/17 Pool # 672243	27,287	28,340
5%, 5/1/20 Pool # 813965	64,590	68,573
4.5%, 9/1/20 Pool # 835465	75,289	79,091
6%, 5/1/21 Pool # 253847	14,395	16,299
3.5%, 8/1/26 Pool # AL0787	291,123	307,853
3%, 5/1/27 Pool # AL1715	351,591	367,010
3.5%, 8/1/29 Pool # MA2003	317,323	335,283
7%, 12/1/29 Pool # 762813	8,245	8,699
7%, 11/1/31 Pool # 607515	11,639	12,862
3.5%, 12/1/31 Pool # MA0919	546,331	575,903
7%, 5/1/32 Pool # 644591	2,794	3,128
5.5%, 10/1/33 Pool # 254904	85,241	96,084
5%, 6/1/34 Pool # 255230	65,283	72,259
7%, 7/1/34 Pool # 792636	5,165	5,408
4%, 2/1/35 Pool # MA2177	591,777	635,895
5%, 8/1/35 Pool # 829670	74,339	81,884
5%, 9/1/35 Pool # 820347	100,665	113,402
5%, 9/1/35 Pool # 835699	87,806	97,129
5%, 11/1/35 Pool # 844809	32,844	36,185
5%, 12/1/35 Pool # 850561	37,136	40,919
5.5%, 9/1/36 Pool # 831820	158,154	180,471
6%, 9/1/36 Pool # 831741	149,786	169,604
5.5%, 10/1/36 Pool # 901723	80,317	90,048
5.5%, 12/1/36 Pool # 903059	121,177	137,689
5.5%, 7/1/41 Pool # AL6588	309,836	347,346
3.5%, 6/1/42 Pool # AO4134	418,153	436,392
4%, 6/1/42 Pool # MA1087	338,788	361,632
3.5%, 8/1/42 Pool # AO8100	298,908	311,767
3.5%, 8/1/42 Pool # AP2133	310,849	324,257
3%, 2/1/43 Pool # AB8486	418,698	424,404
3%, 2/1/43 Pool # AB8563	248,683	252,059
3%, 2/1/43 Pool # AL3072	406,132	411,961
3%, 3/1/43 Pool # AB8818	419,022	424,728
4%, 1/1/45 Pool # MA2145	621,522	661,972
4.5%, 2/1/45 Pool # MA2193	454,176	494,997
5.5%, 9/25/35 Series 2005-79, Class LT	153,568	173,383

		8,188,273
Freddie Mac - 3.4%
3%, 8/1/27 Pool # J19899	323,110	337,439
8%, 6/1/30 Pool # C01005	1,888	2,138
6.5%, 1/1/32 Pool # C62333	44,586	50,955
5%, 7/1/33 Pool # A11325	219,233	243,700
5%, 4/1/35 Pool # A32315	32,489	35,792
5%, 4/1/35 Pool # A32316	28,490	31,171
5%, 2/1/39 Pool # G05572	420,895	464,064
3.5%, 11/1/40 Pool # G06168	460,196	478,963
4.5%, 9/1/41 Pool # Q03516	282,360	306,241
4%, 10/1/41 Pool # Q04092	354,756	379,174
3%, 8/1/42 Pool # G08502	370,334	374,593
3%, 9/1/42 Pool # C04233	371,625	375,876

See accompanying Notes to Financial Statements.

34

Madison Funds | October 31, 2015

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Freddie Mac - continued
3%, 4/1/43 Pool # V80025	$421,928	$426,695
3%, 4/1/43 Pool # V80026	421,408	426,176
3.5%, 8/1/44 Pool # Q27927	679,695	707,784
4%, 5/1/45 Pool # G08642	388,343	413,177

		5,053,938
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	21,738	25,483
6.5%, 4/20/31 Pool # 3068	12,445	14,705

		40,188

Total Mortgage Backed Securities
(Cost $13,104,746)		13,282,399

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.8%

U.S. Treasury Bonds - 1.3%
6.625%, 2/15/27	860,000	1,237,370
3.000%, 5/15/42	500,000	509,896
2.500%, 2/15/45	250,000	227,692

		1,974,958
U.S. Treasury Notes - 12.5%
1.375%, 11/30/15	1,500,000	1,501,407
3.125%, 1/31/17	1,750,000	1,806,259
2.375%, 7/31/17	700,000	720,408
4.250%, 11/15/17	2,100,000	2,246,261
3.875%, 5/15/18	750,000	805,898
1.500%, 12/31/18	750,000	758,926
3.125%, 5/15/19	1,000,000	1,064,948
1.625%, 8/31/19	2,000,000	2,023,282
3.375%, 11/15/19	2,000,000	2,157,656
2.000%, 7/31/20	750,000	766,582
2.625%, 11/15/20	2,000,000	2,100,364
1.750%, 5/15/22	1,600,000	1,589,584
2.500%, 8/15/23	750,000	778,261

		18,319,836

Total U.S. Government and Agency Obligations (Cost $19,857,445)		20,294,794
	Shares

SHORT-TERM INVESTMENTS - 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,091,894	5,091,894

Total Short-Term Investments
(Cost $5,091,894)		5,091,894

TOTAL INVESTMENTS - 99.5%
(Cost $127,204,550**)		146,468,602
NET OTHER ASSETS AND LIABILITIES - 0.5%		765,041

TOTAL NET ASSETS - 100.0%		$147,233,643

**	Aggregate cost for Federal tax purposes was $127,377,279.
(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2015.
(B)	Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.7% of total net assets.
ADR	American Depositary Receipt.
ASSURED	GTY Assured Guaranty.
MTN	Medium Term Note.
PLC	Public Limited Company.
PSF-GTD	Permanent School Fund Guaranteed.

Madison Covered Call & Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 76.9%

Consumer Discretionary - 9.5%
CarMax Inc.* (A)	22,700	$1,339,527
CBS Corp., Class B (A)	38,700	1,800,324
Discovery Communications Inc.,
Class A* (A)	33,800	995,072
Discovery Communications Inc., Class C*	31,500	866,880
Johnson Controls Inc. (A)	37,800	1,707,804
Nordstrom Inc. (A)	26,500	1,728,065

		8,437,672
Consumer Staples - 6.8%
Costco Wholesale Corp. (A)	8,500	1,344,020
Diageo PLC, ADR (A)	11,700	1,346,436
JM Smucker Co./The (A)	12,000	1,408,680
Tyson Foods Inc., Class A (A)	44,300	1,965,148

		6,064,284
Energy - 8.9%
Apache Corp. (A)	19,700	928,461
Baker Hughes Inc. (A)	36,300	1,912,284
EOG Resources Inc. (A)	18,600	1,596,810
Occidental Petroleum Corp. (A)	28,700	2,139,298
Schlumberger Ltd. (A)	17,300	1,352,168

		7,929,021
Financials - 9.1%
American Tower Corp. (A)	13,800	1,410,774
PNC Financial Services Group Inc./The (A)	21,700	1,958,642
Progressive Corp./The (A)	23,600	781,868
State Street Corp. (A)	25,600	1,766,400
T. Rowe Price Group Inc. (A)	29,000	2,192,980

		8,110,664
Health Care - 13.8%
Agilent Technologies Inc. (A)	35,700	1,348,032
Biogen Inc.* (A)	7,300	2,120,723
Cerner Corp.* (A)	29,200	1,935,668
Express Scripts Holding Co.* (A)	20,800	1,796,704
Gilead Sciences Inc. (A)	10,200	1,102,926
HCA Holdings Inc.*	18,000	1,238,220
McKesson Corp. (A)	6,000	1,072,800
Varian Medical Systems Inc.* (A)	21,500	1,688,395

		12,303,468
Industrials - 11.4%
Danaher Corp. (A)	19,200	1,791,552
Jacobs Engineering Group Inc.* (A)	35,300	1,416,942
PACCAR Inc. (A)	21,000	1,105,650
United Parcel Service Inc., Class B (A)	18,300	1,885,266
United Technologies Corp. (A)	27,100	2,666,911
W.W. Grainger Inc. (A)	6,200	1,302,000

		10,168,321
Information Technology - 14.8%
Apple Inc. (A)	24,600	2,939,700
EMC Corp. (A)	60,900	1,596,798
Linear Technology Corp. (A)	44,100	1,958,922
Microsoft Corp. (A)	38,400	2,021,376
Nuance Communications Inc.* (A)	63,600	1,079,292
Oracle Corp. (A)	44,700	1,736,148
QUALCOMM Inc. (A)	31,100	1,847,962

		13,180,198
Telecommunication Service - 2.6%
Verizon Communications Inc. (A)	48,000	2,250,240

Total Common Stocks
(Cost $73,974,197)		68,443,868

EXCHANGE TRADED FUNDS - 9.3%
Powershares QQQ Trust Series 1 (A)	24,500	2,776,585
SPDR Gold Shares* (A)	25,600	2,798,080
SPDR S&P 500 ETF Trust (A)	13,100	2,723,883

Total Exchange Traded Funds
(Cost $8,454,329)		8,298,548

PUT OPTIONS PURCHASED - 0.3%
S&P 500 Index, Put, Nov 2015, $1,900	130	25,675
S&P 500 Index, Put, Jan 2016, $1,950	78	183,300

Total Put Options Purchased
(Cost $1,009,788)		208,975
	Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.7%
U.S. Treasury Bill (B) (C), 0.002%, 2/25/16	$6,000,000	5,998,512

Total U.S. Government and Agency
Obligations (Cost $5,999,961)		5,998,512
	Shares

SHORT-TERM INVESTMENTS - 10.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,112,595	9,112,595

Total Short-Term Investments
(Cost $9,112,595)		9,112,595

TOTAL INVESTMENTS - 103.4% (Cost $98,550,870**)		92,062,498

NET OTHER ASSETS AND LIABILITIES - 0.2%		222,542
TOTAL CALL & PUT OPTIONS WRITTEN - (3.6%)		(3,213,647)

TOTAL NET ASSETS - 100.0%		$89,071,393

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $95,877,113.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	Rate noted represents annualized yield at time of purchase.
(C)	All or a portion of these securities are segregated as collateral for put options written. As of October 31, 2015, the total amount segregated was $5,998,512.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

35

Madison Funds | October 31, 2015

Madison Covered Call & Equity Income Fund Portfolio of Investments - continued

	Contracts
	(100 Shares	Expiration	Strike	Value
Call Options Written	Per Contract)	Date	Price	(Note 2)
Agilent Technologies Inc.	180	December 2015	$37.50	$32,220
American Tower Corp.	85	November 2015	92.50	82,450
American Tower Corp.	53	November 2015	98.00	25,705
Apache Corp.	197	January 2016	47.50	65,010
Apple Inc.	130	December 2015	115.00	85,800
Apple Inc.	116	January 2016	117.86	70,180
Baker Hughes Inc.	180	January 2016	55.00	63,900
Biogen Inc.	19	December 2015	280.00	37,810
Biogen Inc.	20	December 2015	300.00	19,200
Biogen Inc.	34	January 2016	300.00	44,370
CarMax Inc.	227	December 2015	60.00	52,778
CBS Corp., Class B	195	December 2015	45.00	60,450
CBS Corp., Class B	192	January 2016	45.00	64,800
Cerner Corp.	107	November 2015	65.00	30,495
Cerner Corp.	119	December 2015	65.00	42,245
Cerner Corp.	23	January 2016	65.00	8,970
Cerner Corp.	43	January 2016	70.00	7,202
Costco Wholesale Corp.	85	December 2015	160.00	24,650
Danaher Corp.	79	December 2015	87.50	55,695
Danaher Corp.	113	January 2016	95.00	27,685
Diageo PLC	117	November 2015	115.00	22,815
Discovery Communications Inc.	183	January 2016	30.00	26,535
EMC Corp.	230	November 2015	25.00	35,305
EOG Resources Inc.	120	January 2016	77.50	123,900
EOG Resources Inc.	66	January 2016	82.50	44,880
Express Scripts Holding Co.	88	November 2015	87.50	16,368
Express Scripts Holding Co.	120	November 2015	88.50	17,640
Gilead Sciences Inc.	102	November 2015	106.00	41,565
Jacobs Engineering Group Inc.	175	December 2015	40.00	30,625
JM Smucker Co./The	50	December 2015	115.00	23,500
JM Smucker Co./The	70	January 2016	120.00	17,850
Johnson Controls Inc.	189	January 2016	43.00	58,590
Johnson Controls Inc.	189	January 2016	45.00	34,020
Linear Technology Corp.	48	November 2015	41.00	17,520
Linear Technology Corp.	113	November 2015	42.00	30,510
Linear Technology Corp.	160	December 2015	45.00	24,000
McKesson Corp.	60	January 2016	210.00	4,650
Microsoft Corp.	187	November 2015	44.00	162,223
Microsoft Corp.	120	January 2016	45.00	93,300
Microsoft Corp.	77	January 2016	52.50	14,206
Nordstrom Inc.	110	January 2016	67.65	19,360
Nuance Communications Inc.	227	November 2015	18.00	6,810
Nuance Communications Inc.	215	January 2016	18.00	12,362
Occidental Petroleum Corp.	287	December 2015	72.50	106,190
Oracle Corp.	199	January 2016	38.00	40,298
Oracle Corp.	104	January 2016	39.00	15,028
PACCAR Inc.	85	November 2015	57.50	637
PACCAR Inc.	125	February 2016	55.00	22,187
PNC Financial Services Group Inc./The	117	November 2015	87.50	42,413
PNC Financial Services Group Inc./The	100	December 2015	90.00	27,750
Powershares QQQ Trust Series 1	245	November 2015	105.00	210,333
Progressive Corp./The	236	November 2015	28.00	126,260
QUALCOMM Inc.	311	January 2016	57.50	111,183
Schlumberger Ltd.	93	December 2015	77.50	28,086
Schlumberger Ltd.	80	December 2015	80.00	14,320
SPDR Gold Shares	130	December 2015	114.00	9,815
SPDR S&P 500 ETF Trust	131	November 2015	200.00	115,346
State Street Corp.	87	December 2015	67.50	27,405
State Street Corp.	169	January 2016	70.00	37,518
T. Rowe Price Group Inc.	135	November 2015	70.00	77,625
T. Rowe Price Group Inc.	155	January 2016	75.00	40,300
Tyson Foods Inc., Class A	123	November 2015	44.00	15,682
Tyson Foods Inc., Class A	106	November 2015	45.00	8,480
Tyson Foods Inc., Class A	214	December 2015	46.00	25,680
United Parcel Service Inc., Class B	58	November 2015	100.00	20,155
United Parcel Service Inc., Class B	125	December 2015	105.00	15,062
United Technologies Corp.	131	January 2016	95.00	67,138
United Technologies Corp.	140	January 2016	100.00	31,500
Varian Medical Systems Inc.	215	December 2015	80.00	36,012
Verizon Communications Inc.	240	November 2015	44.00	72,480
Verizon Communications Inc.	240	January 2016	45.00	58,080
W.W. Grainger Inc.	31	December 2015	210.00	18,910
W.W. Grainger Inc.	31	January 2016	220.00	11,625

Total Call Options Written (Premiums received $1,916,685)				$3,213,647

Total Options Written, at Value (Premiums received $1,916,685)				$3,213,647

See accompanying Notes to Financial Statements.

36

Madison Funds | October 31, 2015

Madison Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 97.3%

Consumer Discretionary - 9.1%
Home Depot Inc./The	5,200	$642,928
McDonald’s Corp.	8,350	937,288
Omnicom Group Inc.	4,300	322,156

		1,902,372

Consumer Staples - 17.3%
Coca-Cola Co./The	11,400	482,790
General Mills Inc.	9,000	522,990
JM Smucker Co./The	5,000	586,950
Mondelez International Inc., Class A	8,800	406,208
Nestle S.A., ADR	6,700	510,674
PepsiCo Inc.	3,800	388,322
Procter & Gamble Co./The	9,400	717,972

		3,615,906

Energy - 8.2%
Chevron Corp.	4,450	404,416
Exxon Mobil Corp.	6,900	570,906
Marathon Petroleum Corp.	4,300	222,740
Occidental Petroleum Corp.	2,300	171,442
Schlumberger Ltd.	4,400	343,904

		1,713,408

Financials - 14.3%
BB&T Corp.	8,400	312,060
MetLife Inc.	6,000	302,280
Northern Trust Corp.	4,000	281,560
Travelers Cos. Inc./The	8,100	914,409
US Bancorp	12,600	531,468
Wells Fargo & Co.	11,900	644,266

		2,986,043

Health Care - 13.2%
Amgen Inc.	2,200	347,996
Johnson & Johnson	7,000	707,210
Medtronic PLC	5,600	413,952
Merck & Co. Inc.	9,000	491,940
Pfizer Inc.	23,700	801,534

		2,762,632

Industrials - 15.0%
3M Co.	1,350	212,234
Boeing Co./The	4,800	710,736
General Electric Co.	25,200	728,784
United Parcel Service Inc., Class B	6,375	656,752
United Technologies Corp.	4,700	462,527
Waste Management Inc.	7,000	376,320

		3,147,353

Information Technology - 12.9%
Accenture PLC, Class A	7,100	761,120
Automatic Data Processing Inc.	2,600	226,174
Cisco Systems Inc.	8,000	230,800
Linear Technology Corp.	8,400	373,128
Microsoft Corp.	12,700	668,528
Texas Instruments Inc.	8,000	453,760

		2,713,510

Materials - 1.9%
Praxair Inc.	3,600	399,924

Telecommunication Service - 3.1%
Verizon Communications Inc.	13,800	646,944

Utilities - 2.3%
Duke Energy Corp.	6,700	478,849

Total Common Stocks
(Cost $16,560,486)		20,366,941

SHORT-TERM INVESTMENTS - 2.6%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	540,277	540,277

Total Short-Term Investments
(Cost $540,277)		540,277

TOTAL INVESTMENTS - 99.9% (Cost $17,100,763**)		20,907,218
NET OTHER ASSETS AND LIABILITIES - 0.1%		17,340

TOTAL NET ASSETS - 100.0%		$20,924,558

**	Aggregate cost for Federal tax purposes was $17,106,991.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 89.7%

Consumer Discretionary - 4.5%
McDonald’s Corp.	72,000	$8,082,000

Consumer Staples - 13.2%
General Mills Inc.	73,000	4,242,030
JM Smucker Co./The	63,000	7,395,570
Mondelez International Inc., Class A	125,000	5,770,000
Tyson Foods Inc., Class A	134,000	5,944,240

		23,351,840

Energy - 7.9%
Exxon Mobil Corp.	74,000	6,122,760
Marathon Petroleum Corp.	47,000	2,434,600
Occidental Petroleum Corp.	74,000	5,515,960

		14,073,320

Financials - 27.4%

Capital Markets - 1.6%
Bank of New York Mellon Corp./The	67,000	2,790,550

Commercial Banks - 9.9%
Citigroup Inc.	84,000	4,466,280
US Bancorp	114,000	4,808,520
Wells Fargo & Co.	152,000	8,229,280

		17,504,080

Diversified Financial Services - 1.7%
Berkshire Hathaway Inc., Class B *	22,500	3,060,450

Insurance - 14.2%
American International Group Inc.	141,000	8,891,460
Arch Capital Group Ltd.*	55,000	4,118,950
Hartford Financial Services Group Inc./
The	107,000	4,949,820
Markel Corp.*	8,300	7,204,400

		25,164,630

		48,519,710

Health Care - 7.2%
Medtronic PLC	26,000	1,921,920
Pifizer Inc.	234,000	7,913,880
Thermo Fisher Scientific Inc.	22,000	2,877,160

		12,712,960

Industrials - 15.9%
Boeing Co./The	21,500	3,183,505
Danaher Corp.	58,000	5,411,980
Expeditors International of Washington
Inc.	34,500	1,717,755
General Electric Co.	301,000	8,704,920
Republic Services Inc.	145,500	6,364,170
Rockwell Collins Inc.	33,000	2,861,760

		28,244,090

Information Technology - 7.5%
Cisco Systems Inc.	200,000	5,770,000
Microsoft Corp.	81,000	4,263,840
Oracle Corp.	84,000	3,262,560

		13,296,400
Telecommunication Service - 3.5%
T-Mobile U.S. Inc.*	162,000	6,138,180

Utilities - 2.6%
Duke Energy Corp.	64,500	4,609,815

Total Common Stocks
(Cost $141,657,411)		159,028,315

SHORT-TERM INVESTMENTS - 10.3%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class	18,244,271	18,244,271

Total Short-Term Investments
(Cost $18,244,271)		18,244,271

TOTAL INVESTMENTS - 100.0%
(Cost $159,901,682**)		177,272,586

NET OTHER ASSETS AND LIABILITIES - 0.0%		(64,200)

TOTAL NET ASSETS - 100.0%		$177,208,386

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $159,991,135.
PLC	Public Limited Company.
See accompanying Notes to Financial Statements.

37

Madison Funds | October 31, 2015

Madison Investors Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 93.3%

Consumer Discretionary - 15.1%
CarMax Inc.*	29,445	$1,737,550
Discovery Communications Inc., Class C*	181,010	4,981,395
McDonald’s Corp.	29,493	3,310,589
Nordstrom Inc.	52,795	3,442,762
TJX Cos. Inc./The	59,370	4,345,290

		17,817,586

Consumer Staples - 14.8%
Costco Wholesale Corp.	17,183	2,716,976
Diageo PLC, ADR	53,499	6,156,665
JM Smucker Co./The	37,070	4,351,647
Nestle S.A., ADR	56,234	4,286,156

		17,511,444

Energy - 1.4%
Schlumberger Ltd.	21,315	1,665,980

Financials - 21.3%
American Tower Corp.	43,100	4,406,113
Berkshire Hathaway Inc., Class B*	32,663	4,442,821
Brookfield Asset Management Inc., Class A	118,382	4,139,819
Markel Corp.*	4,689	4,070,052
Progressive Corp./The	141,075	4,673,815
US Bancorp	80,674	3,402,829

		25,135,449

Health Care - 9.9%
Baxter International Inc.	47,710	1,783,877
HCA Holdings Inc.*	18,105	1,245,443
Johnson & Johnson	52,348	5,288,719
Varian Medical Systems Inc.*	43,812	3,440,556

		11,758,595

Industrials - 14.3%
Copart Inc.*	99,105	3,588,592
Danaher Corp.	33,944	3,167,315
Jacobs Engineering Group Inc.*	96,475	3,872,506
PACCAR Inc.	54,795	2,884,957
Rockwell Collins Inc.	39,299	3,408,009

		16,921,379

Information Technology - 16.5%
Accenture PLC, Class A	47,207	5,060,590
Alphabet Inc., Class C*	6,299	4,477,392
Oracle Corp.	99,900	3,880,116
TE Connectivity Ltd.	44,240	2,850,826
Visa Inc., Class A	42,479	3,295,521

		19,564,445

Total Common Stocks
(Cost $90,828,348)		110,374,878

SHORT-TERM INVESTMENTS - 6.9%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	8,136,685	8,136,685

Total Short-Term Investments
(Cost $8,136,685)		8,136,685

TOTAL INVESTMENTS - 100.2%
(Cost $98,965,033**)		118,511,563
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(227,359)

TOTAL NET ASSETS - 100.0%		$118,284,204

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $99,302,760.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 95.1%

Consumer Discretionary - 20.2%
Amazon.com Inc.*	4,730	$2,960,507
CBS Corp., Class B	76,890	3,576,923
Discovery Communications Inc., Class C*	79,869	2,197,995
Home Depot Inc./The	25,000	3,091,000
Liberty Global PLC*	61,345	2,615,751
McDonald’s Corp.	44,215	4,963,134
Nordstrom Inc.	38,545	2,513,519
Omnicom Group Inc.	47,947	3,592,189
Ross Stores Inc.	36,620	1,852,240
Starbucks Corp.	30,000	1,877,100
TJX Cos. Inc./The	35,665	2,610,321
Walt Disney Co./The	30,515	3,470,776

		35,321,455

Consumer Staples - 8.6%
Costco Wholesale Corp.	22,582	3,570,666
CVS Health Corp.	33,066	3,266,259
Diageo PLC, ADR	21,410	2,463,863
JM Smucker Co./The	25,620	3,007,532
PepsiCo Inc.	26,800	2,738,692

		15,047,012

Energy - 1.7%
Schlumberger Ltd.	38,980	3,046,677

Financials - 3.9%
Brookfield Asset Management Inc., Class A	70,342	2,459,859
McGraw Hill Financial Inc.	17,531	1,624,072
T. Rowe Price Group Inc.	35,355	2,673,545

		6,757,476

Health Care - 20.9%
Amgen Inc.	27,555	4,358,650
Baxalta Inc.	51,450	1,772,967
Baxter International Inc.	51,450	1,923,716
Biogen Inc.*	11,445	3,324,887
Celgene Corp.*	15,675	1,923,479
Express Scripts Holding Co.*	38,475	3,323,470
Gilead Sciences Inc.	49,275	5,328,106
HCA Holdings Inc.*	40,440	2,781,868
Johnson & Johnson	37,375	3,775,996
McKesson Corp.	16,583	2,965,040
Thermo Fisher Scientific Inc.	20,493	2,680,075
Varian Medical Systems Inc.*	29,425	2,310,745

		36,468,999

Industrials - 9.2%
3M Co.	13,315	2,093,251
Danaher Corp.	22,170	2,068,683
PACCAR Inc.	38,575	2,030,974
Rockwell Collins Inc.	32,955	2,857,857
United Parcel Service Inc., Class B	37,938	3,908,373
W.W. Grainger Inc.	15,000	3,150,000

		16,109,138

Information Technology - 29.6%
Communications Equipment - 1.5%
QUALCOMM Inc.	45,845	2,724,110

Computers & Peripherals - 5.0%
Apple Inc.	72,678	8,685,021

Electronic Equipment, Instruments &
Components - 1.4%
TE Connectivity Ltd.	39,340	2,535,070

Internet Software & Services - 5.2%
Alphabet Inc., Class C*	12,890	9,162,341

Services - 6.5%
Accenture PLC, Class A	39,300	4,212,960
PayPal Holdings Inc.*	90,287	3,251,235
Visa Inc., Class A	49,380	3,830,900

		11,295,095
Semiconductors & Semiconductor
Equipment - 1.8%
Linear Technology Corp.	69,805	3,100,738

Software - 8.2%
Microsoft Corp.	155,585	8,189,994
Oracle Corp.	158,120	6,141,381

		14,331,375

		51,833,750

Telecommunication Service - 1.0%
Verizon Communications Inc.	38,135	1,787,769

Total Common Stocks
(Cost $143,579,613)		166,372,276
SHORT-TERM INVESTMENTS - 3.9%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	6,775,655	6,775,655

Total Short-Term Investments
(Cost $6,775,655)		6,775,655

TOTAL INVESTMENTS - 99.0%
(Cost $150,355,268**)		173,147,931
NET OTHER ASSETS AND LIABILITIES - 1.0%		1,690,453

TOTAL NET ASSETS - 100.0%		$174,838,384

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $150,551,425.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

38

Madison Funds | October 31, 2015

Madison Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 93.0%

Consumer Discretionary - 26.0%
Media - 12.3%
Discovery Communications Inc., Class C*	274,654	$7,558,478
Liberty Global PLC*	201,999	8,613,238
Liberty Ventures*	195,097	8,500,376
Omnicom Group Inc.	107,352	8,042,812

		32,714,904
Specialty Retail - 13.7%
Advance Auto Parts Inc.	39,998	7,936,803
CarMax Inc.*	81,678	4,819,819
Ross Stores Inc.	269,252	13,618,766
Sally Beauty Holdings Inc.*	423,914	9,966,218

		36,341,606

		69,056,510

Consumer Staples - 1.1%
Brown-Forman Corp., Class B	26,555	2,819,610

Energy - 4.5%
Oceaneering International Inc.	78,530	3,299,830
World Fuel Services Corp.	196,947	8,756,264

		12,056,094

Financials - 27.9%
Commercial Banks - 4.3%
Glacier Bancorp Inc.	214,174	5,859,801
M&T Bank Corp.	45,587	5,463,602

		11,323,403
Insurance - 17.1%
Arch Capital Group Ltd.*	89,605	6,710,518
Brown & Brown Inc.	410,006	13,230,894
Markel Corp.*	20,029	17,385,172
WR Berkley Corp.	144,252	8,053,589

		45,380,173
Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	28,303	2,893,416
Crown Castle International Corp.	32,548	2,781,552

		5,674,968
Real Estate Management & Development - 4.4%
Brookfield Asset Management Inc.,
Class A	334,863	11,710,159

		74,088,703

Health Care - 6.1%
DaVita HealthCare Partners Inc.*	95,130	7,373,526
Laboratory Corp. of America Holdings*	71,984	8,835,316

		16,208,842

Industrials - 14.5%
Copart Inc.*	283,282	10,257,641
Expeditors International of Washington
Inc.	207,082	10,310,613
Fastenal Co.	119,721	4,688,274
IHS Inc., Class A*	60,648	7,249,862
Precision Castparts Corp.	26,866	6,200,942

		38,707,332

Information Technology - 9.5%
Amphenol Corp., Class A	107,413	5,823,933
CDW Corp.	261,594	11,690,636
Motorola Solutions Inc.	111,635	7,811,101

		25,325,670

Materials - 3.4%
Crown Holdings Inc.*	169,802	9,006,298

Total Common Stocks
(Cost $166,625,811)		247,269,059

SHORT-TERM INVESTMENTS - 7.1%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class	18,829,399	18,829,399

Total Short-Term Investments
(Cost $18,829,399)		18,829,399

TOTAL INVESTMENTS - 100.1%
(Cost $185,455,210**)		266,098,458
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(218,274)

TOTAL NET ASSETS - 100.0%		$265,880,184

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $185,562,615.
PLC	Public Limited Company.

Madison Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 96.4%

Consumer Discretionary - 7.0%
Ascena Retail Group Inc.*	102,980	$1,371,694
Cato Corp./The, Class A	30,519	1,152,397
Fred’s Inc., Class A	81,560	1,127,975
Helen of Troy Ltd.*	16,510	1,637,957
Horizon Global Corp.*	13,220	116,204
International Speedway Corp., Class A	2,800	97,132
Stage Stores Inc.	63,030	613,282

		6,116,641

Consumer Staples - 5.4%
C&C Group PLC (A)	271,683	1,083,782
Casey’s General Stores Inc.	10,000	1,062,200
Cranswick PLC (A)	45,411	1,199,435
Post Holdings Inc.*	21,200	1,362,524

		4,707,941

Energy - 6.2%
Dorian LPG Ltd.*	58,850	693,253
Era Group Inc.*	34,510	480,034
RSP Permian Inc.*	48,344	1,325,592
Scorpio Tankers Inc.	173,260	1,580,131
SEACOR Holdings Inc.*	17,740	1,036,371
Tesco Corp.	43,305	346,440

		5,461,821

Financials - 20.8%
AMERISAFE Inc.	10,590	579,591
DiamondRock Hospitality Co., REIT	71,884	839,605
Education Realty Trust Inc., REIT	28,563	1,025,697
First Busey Corp.	39,797	830,563
First Midwest Bancorp Inc.	89,210	1,589,722
First Niagara Financial Group Inc.	96,320	996,912
Flushing Financial Corp.	39,470	830,449
Great Western Bancorp Inc.	38,848	1,097,844
Hancock Holding Co.	32,110	886,236
International Bancshares Corp.	67,790	1,826,941
MB Financial Inc.	38,440	1,239,306
Northwest Bancshares Inc.	106,950	1,439,547
Primerica Inc.	27,970	1,332,211
Solar Capital Ltd.	41,065	710,835
Summit Hotel Properties Inc., REIT	64,160	839,213
Webster Financial Corp.	59,390	2,203,369

		18,268,041

Health Care - 10.8%
Allscripts Healthcare Solutions Inc.*	98,740	1,388,284
Amsurg Corp.*	10,540	738,749
Charles River Laboratories International
Inc.*	20,330	1,326,329
Corvel Corp.*	16,930	562,076
Haemonetics Corp.*	33,680	1,137,710
ICU Medical Inc.*	7,420	815,977
MedAssets Inc.*	47,560	1,126,221
Phibro Animal Health Corp., Class A	22,060	735,922
STERIS Corp.	21,670	1,624,167

		9,455,435

Industrials - 29.3%
Aerospace & Defense - 1.9%
Cubic Corp.	37,550	1,684,118

Building Products - 0.9%
Tyman PLC (A)	201,289	796,682

Commercial Services & Supplies - 10.0%
ACCO Brands Corp.*	143,430	1,157,480
Essendant Inc.	45,960	1,588,837
G&K Services Inc., Class A	31,650	2,083,203
Matthews International Corp., Class A	26,850	1,550,051
SP Plus Corp.*	59,700	1,522,350
Steelcase Inc., Class A	44,420	862,192

		8,764,113

Construction & Engineering - 1.0%
Primoris Services Corp.	45,780	911,938

Electrical Equipment - 1.7%
Babcock & Wilcox Enterprises Inc.*	47,300	803,154
Thermon Group Holdings Inc.*	33,110	665,842

		1,468,996

Machinery - 9.3%
Albany International Corp., Class A	44,510	1,672,240
CIRCOR International Inc.	16,110	739,771
ESCO Technologies Inc.	33,030	1,225,083
Luxfer Holdings PLC, ADR	52,541	569,019
Mueller Industries Inc.	74,450	2,346,664
TriMas Corp.*	77,580	1,552,376

		8,105,153

Professional Services - 2.9%
FTI Consulting Inc.*	39,100	1,329,791
Huron Consulting Group Inc.*	5,800	280,140
Mistras Group Inc.*	51,110	967,001

		2,576,932

Trading Companies & Distributors - 1.6%
GATX Corp.	29,370	1,371,579

		25,679,511

See accompanying Notes to Financial Statements.

39

Madison Funds | October 31, 2015

Madison Small Cap Fund Portfolio of Investments - continued

	Shares	Value (Note 2)

COMMON STOCKS - continued

Information Technology - 8.7%
Belden Inc.	33,882	$2,169,464
Coherent Inc.*	15,220	824,924
CTS Corp.	38,210	694,658
Diebold Inc.	41,410	1,526,787
Forrester Research Inc.	35,140	1,133,968
ScanSource Inc.*	37,100	1,280,321

		7,630,122

Materials - 4.8%
Deltic Timber Corp.	18,620	1,153,695
Greif Inc., Class A	24,150	791,637
Innospec Inc.	11,010	608,192
Sensient Technologies Corp.	25,170	1,642,846

		4,196,370

Utilities - 3.4%
Laclede Group Inc./The	20,170	1,181,357
New Jersey Resources Corp.	21,360	676,685
WGL Holdings Inc.	18,150	1,129,474

		2,987,516

Total Common Stocks
(Cost $74,791,494)		84,503,398

SHORT-TERM INVESTMENTS - 2.5%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	2,153,223	2,153,223

Total Short-Term Investments
(Cost $2,153,223)		2,153,223

TOTAL INVESTMENTS - 98.9% (Cost $76,944,717**)		86,656,621
NET OTHER ASSETS AND LIABILITIES - 1.1%		943,625

TOTAL NET ASSETS - 100.0%		$87,600,246

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $77,091,261.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

Madison NorthRoad International Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 94.8%

Australia - 1.8%
BHP Billiton Ltd., ADR	24,330	$800,214

Brazil - 1.7%
Estacio Participacoes S.A.	105,952	424,736
Kroton Educacional S.A.	136,990	350,241

		774,977
Denmark - 4.3%
Carlsberg AS, Class B (A)	11,945	977,288
ISS AS (A)	28,295	993,976

		1,971,264
France - 16.0%
AXA S.A., ADR	39,437	1,052,968
BNP Paribas S.A. (A)	13,850	840,065
LVMH Moet Hennessy Louis Vuitton SE (A)	4,768	887,079
Sanofi, ADR	24,390	1,227,793
Schneider Electric SE, ADR	83,545	1,003,375
Technip S.A. (A)	18,735	977,156
Total S.A., ADR	26,276	1,267,291

		7,255,727
Germany - 2.9%
SAP SE, ADR	16,979	1,336,417

Ireland - 2.1%
CRH PLC, ADR	34,316	938,886

Israel - 1.8%
Teva Pharmaceutical Industries Ltd., ADR	14,099	834,520

Japan - 9.2%
Hitachi Ltd. (A)	157,273	903,453
Mitsubishi UFJ Financial Group Inc., ADR	186,866	1,209,023
Secom Co. Ltd., ADR	68,280	1,134,131
Seven & I Holdings Co. Ltd. (A)	20,595	930,644

		4,177,251
Netherlands - 6.5%
Akzo Nobel N.V., ADR	39,031	917,228
ING Groep N.V. (A)	75,230	1,091,015
Royal Dutch Shell PLC, Class A, ADR	18,528	971,979

		2,980,222
Singapore - 1.7%
DBS Group Holdings Ltd. (A)	61,680	759,447

South Korea - 2.3%
Samsung Electronics Co. Ltd. (A)	861	1,031,390

Sweden - 2.5%
Telefonaktiebolaget LM Ericsson, ADR	116,473	1,134,447

Switzerland - 15.9%
ABB Ltd., ADR *	45,080	851,110
Credit Suisse Group AG, ADR *	32,693	817,325
Nestle S.A., ADR	14,939	1,138,651
Novartis AG, ADR	13,809	1,248,748
Roche Holding AG, ADR	29,540	1,001,701
Syngenta AG, ADR	14,010	942,733
TE Connectivity Ltd.	18,860	1,215,339

		7,215,607
United Kingdom - 26.1%
Babcock International Group PLC (A)	68,825	1,021,356
Barclays PLC (A)	276,995	985,820
Berendsen PLC (A)	55,545	876,246
BG Group PLC (A)	79,360	1,250,048
Compass Group PLC, ADR	60,516	1,044,506
Diageo PLC, ADR	14,412	1,658,533
GlaxoSmithKline PLC, ADR	19,809	852,976
HSBC Holdings PLC, ADR	18,053	705,331
Rolls-Royce Holdings PLC * (A)	59,435	628,786
Standard Chartered PLC (A)	65,313	724,876
Tesco PLC, ADR	124,131	1,038,976
WPP PLC, ADR	9,549	1,070,061

		11,857,515

Total Common Stocks
(Cost $44,297,949)		43,067,884

PREFERRED STOCK - 0.0%

United Kingdom - 0.0%
Rolls-Royce Holdings PLC*	5,612,058	8,652

Total Preferred Stocks
(Cost $8,653)		8,652

SHORT-TERM INVESTMENTS - 2.7%

United States - 2.7%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,232,870	$1,232,870

Total Short-Term Investments
(Cost $1,232,870)		1,232,870

TOTAL INVESTMENTS - 97.5% (Cost $45,539,472**)		44,309,406
NET OTHER ASSETS AND LIABILITIES - 2.5%		1,119,855

TOTAL NET ASSETS - 100.0%		$45,429,261

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $45,829,660.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Consumer Discretionary	8.3%
Consumer Staples	12.6%
Energy	9.8%
Financials	18.0%
Health Care	11.4%
Industrials	14.4%
Information Technology	12.4%
Materials	7.9%
Money Market Funds	2.7%
Net Other Assets and Liabilities	2.5%

See accompanying Notes to Financial Statements.

40

Madison Funds | October 31, 2015

Madison International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 95.1%

Australia - 2.1%
Ansell Ltd. (A)	18,714	$266,088
Caltex Australia Ltd. (A)	24,828	554,138

		820,226
Austria - 0.7%
UNIQA Insurance Group AG (A)	28,003	260,051

Belgium - 4.0%
Anheuser-Busch InBev N.V. (A)	9,517	1,135,039
KBC Groep N.V. (A)	6,442	391,506

		1,526,545
Brazil - 0.7%
BB Seguridade Participacoes S.A.	41,000	282,792

Canada - 2.9%
Encana Corp.	32,100	244,260
MacDonald Dettwiler & Associates Ltd.	6,500	387,435
National Bank of Canada	14,300	473,641

		1,105,336
Denmark - 1.0%
Carlsberg AS, Class B (A)	4,667	381,834

Finland - 1.9%
Sampo Oyj, Class A (A)	15,134	738,339

France - 9.0%
BNP Paribas S.A. (A)	9,998	606,424
Cap Gemini S.A. (A)	8,332	741,013
Iliad S.A. (A)	1,320	277,343
Total S.A. (A)	8,038	389,517
Valeo S.A. (A)	4,958	765,561
Vinci S.A. (A)	9,931	669,357

		3,449,215
Germany - 2.8%
Bayer AG (A)	8,132	1,085,460

Ireland - 4.2%
James Hardie Industries PLC (A)	29,658	387,196
Ryanair Holdings PLC, ADR	4,368	341,534
Shire PLC (A)	11,539	873,769

		1,602,499
Israel - 2.1%
Teva Pharmaceutical Industries Ltd., ADR	13,755	814,158

Italy - 2.1%
Atlantia SpA (A)	14,204	393,814
Azimut Holding SpA (A)	16,843	404,431

		798,245
Japan - 19.0%
ABC-Mart Inc. (A)	4,300	239,534
Daiwa House Industry Co. Ltd. (A)	42,900	1,120,119
Don Quijote Holdings Co. Ltd. (A)	22,600	828,644
Isuzu Motors Ltd. (A)	30,200	350,974
Japan Tobacco Inc. (A)	14,700	507,842
KDDI Corp. (A)	28,900	698,104
Makita Corp. (A)	6,100	332,669
Seven & I Holdings Co. Ltd. (A)	15,500	700,412
SoftBank Group Corp. (A)	10,700	595,564
Sony Corp. (A)	22,100	626,770
Sumitomo Mitsui Financial Group Inc. (A)	22,100	878,625
United Arrows Ltd. (A)	9,100	391,709

		7,270,966
Luxembourg - 0.7%
RTL Group S.A.* (A)	3,297	285,066

Netherlands - 2.9%
Koninklijke KPN N.V. (A)	101,075	370,147
Wolters Kluwer N.V. (A)	21,469	725,148

		1,095,295
Norway - 1.4%
Telenor ASA (A)	27,946	526,004

Philippines - 0.9%
Alliance Global Group Inc. (A)	868,600	337,297

Spain - 1.1%
Red Electrica Corp. S.A. (A)	4,568	402,549

Sweden - 3.9%
Assa Abloy AB, Class B (A)	37,914	751,928
Swedbank AB, Class A (A)	32,427	743,906

		1,495,834
Switzerland - 7.1%
Credit Suisse Group AG* (A)	17,375	432,667
Novartis AG (A)	18,791	1,703,705
Wolseley PLC (A)	10,207	599,031

		2,735,403
Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	28,500	625,860

Thailand - 0.6%
Krung Thai Bank PCL	447,500	215,147

Turkey - 1.0%
Turkcell Iletisim Hizmetleri AS (A)	92,098	366,314

United Kingdom - 21.4%
Aon PLC	5,845	545,397
BG Group PLC (A)	27,724	436,698
BHP Billiton PLC (A)	20,588	329,266
British American Tobacco PLC (A)	18,033	1,070,354
Direct Line Insurance Group PLC (A)	57,006	346,133
Informa PLC (A)	62,246	543,826
International Consolidated Airlines Group S.A.* (A)	21,741	194,724
Lloyds Banking Group PLC (A)	616,823	699,891
Provident Financial PLC (A)	10,330	551,761
Prudential PLC (A)	47,223	1,102,230
RELX PLC (A)	37,948	678,324
Rexam PLC (A)	69,101	574,604
Royal Dutch Shell PLC, Class A (A)	24,146	627,031
Unilever PLC (A)	11,684	518,880

		8,219,119

Total Common Stocks
(Cost $31,753,705)		36,439,554

SHORT-TERM INVESTMENTS - 4.0%

United States - 4.0%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,543,236	1,543,236

Total Short-Term Investments
(Cost $1,543,236 )		1,543,236

TOTAL INVESTMENTS - 99.1% (Cost $33,296,941**)		37,982,790
NET OTHER ASSETS AND LIABILITIES - 0.9%		346,854

TOTAL NET ASSETS - 100.0%		$38,329,644

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $33,654,270.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PCL	Public Company Limited.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15
Consumer Discretionary	14.2%
Consumer Staples	11.2%
Energy	5.9%
Financials	25.5%
Health Care	12.4%
Industrials	10.5%
Information Technology	3.6%
Materials	3.4%
Money Market Funds	4.0%
Telecommunication Services	7.4%
Utilities	1.0%
Net Other Assets and Liabilities	0.9%

See accompanying Notes to Financial Statements.

41

Madison Funds | October 31, 2015

Madison Hansberger International Growth Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 112.0%

Canada - 5.7%
Cameco Corp.	39,300	$556,881
Canadian Pacific Railway Ltd.	4,500	632,250
Manulife Financial Corp.	43,200	716,688

		1,905,819

China - 14.5%
Alibaba Group Holding Ltd., ADR *	11,000	922,130
China Longyuan Power Group Corp., Class H (A)	504,000	460,349
CITIC Securities Co. Ltd., Class H (A)	310,500	668,466
Hengan International Group Co. Ltd. (A)	46,510	499,574
Ping An Insurance Group Co. of China Ltd., Class H (A)	164,442	920,868
Tencent Holdings Ltd. (A)	73,833	1,381,856

		4,853,243

Denmark - 1.5%
Novo Nordisk AS, Class B (A)	9,425	499,277

France - 7.5%
Christian Dior SE (A)	1,782	350,270
Hermes International (A)	935	359,699
Iliad S.A. (A)	1,642	344,998
Pernod Ricard S.A. (A)	3,141	369,722
Safran S.A. (A)	5,041	382,553
Zodiac Aerospace (A)	27,368	692,048

		2,499,290

Germany - 7.2%
Bayer AG (A)	2,862	382,020
Continental AG (A)	2,124	510,660
Fresenius SE & Co. KGaA (A)	11,873	871,123
KUKA AG (A)	7,588	641,144

		2,404,947

Hong Kong - 2.8%
AIA Group Ltd. (A)	161,800	943,764

India - 5.6%
Dr Reddy’s Laboratories Ltd., ADR	11,400	738,606
HDFC Bank Ltd., ADR	11,800	721,452
Larsen & Toubro Ltd., GDR (A)	19,904	425,123

		1,885,181

Indonesia - 1.4%
Bank Mandiri Persero Tbk PT (A)	714,000	451,507

Ireland - 2.3%
Kerry Group PLC, Class A (A)	5,082	412,740
Kingspan Group PLC (A)	14,977	362,486

		775,226
Japan - 20.8%
CyberAgent Inc. (A)	20,900	856,942
Keyence Corp. (A)	1,960	1,017,281
Nidec Corp. (A)	16,301	1,224,800
Nomura Holdings Inc. (A)	154,090	965,383
Seven & I Holdings Co. Ltd. (A)	12,953	585,319
SoftBank Group Corp. (A)	17,492	973,608
Toyota Motor Corp. (A)	21,583	1,321,540

		6,944,873

Mexico - 3.2%
Grupo Financiero Banorte S.A.B. de C.V.,
Class O	97,400	521,443
Grupo Mexico S.A.B. de C.V.	228,100	555,964

		1,077,407

Netherlands - 4.2%
ASML Holding N.V.	7,523	698,059
NXP Semiconductors N.V. *	8,909	698,020

		1,396,079

Norway - 1.0%
Telenor ASA (A)	18,072	340,154

Singapore - 2.0%
DBS Group Holdings Ltd. (A)	54,395	669,749

South Korea - 4.2%
Amorepacific Corp. (A)	1,642	540,521
LG Household & Health Care Ltd. (A)	1,063	879,573

		1,420,094

Spain - 1.2%
Grifols S.A. (A)	8,314	385,316

Sweden - 1.9%
Hexagon AB, Class B shares (A)	17,994	622,909

Switzerland - 10.4%
Cie Financiere Richemont S.A. (A)	5,624	481,031
Credit Suisse Group AG * (A)	27,351	681,087
LafargeHolcim Ltd. * (A)	6,840	384,683
Nestle S.A. (A)	4,701	358,889
Partners Group Holding AG (A)	1,900	686,881
Roche Holding AG (A)	1,246	337,494
UBS Group AG (A)	27,337	545,588

		3,475,653

United Kingdom - 14.6%
Amec Foster Wheeler PLC (A)	49,426	540,002
ARM Holdings PLC (A)	37,512	592,923
Ashtead Group PLC (A)	42,992	661,491
BG Group PLC (A)	29,377	462,735
Carnival PLC (A)	14,650	814,461
London Stock Exchange Group PLC (A)	13,784	539,218
Michael Page International PLC (A)	72,977	555,362
Prudential PLC (A)	30,498	711,852

		4,878,044
Total Common Stocks
(Cost $33,644,477)		37,428,532

SHORT-TERM INVESTMENTS - 1.2%
United States - 1.2%
State Street Institutional U.S. Government
Money Market Fund, Premier Class 388,902	388,902	$388,902

Total Short-Term Investments
(Cost $388,902)		388,902

TOTAL INVESTMENTS - 113.2%
(Cost $34,033,379**)		37,817,434
NET OTHER ASSETS AND LIABILITIES - (13.2%)		(4,412,412)

TOTAL NET ASSETS - 100.0%		$33,405,022

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $34,929,061.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

42

Madison Funds | October 31, 2015

Madison Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.1%

Alternative Funds - 2.5%
SPDR Gold Shares*	12,293	$1,343,625

Bond Funds - 60.6%
Baird Aggregate Bond Fund Institutional Shares	125,308	1,345,806
iShares 20+ Year Treasury Bond ETF	6,571	806,787
iShares 3-7 Year Treasury Bond ETF †	130,112	16,122,178
iShares 7-10 Year Treasury Bond ETF	62,748	6,715,291
iShares TIPS Bond Fund ETF	29,054	3,223,832
Metropolitan West High Yield Bond Fund Class I	286,110	2,689,437
Metropolitan West Total Return Bond Fund Class I	124,151	1,343,318
Vanguard Short-Term Corporate Bond ETF	3,354	267,247

		32,513,896

Foreign Stock Funds - 7.5%
iShares Global Energy ETF	8,385	266,559
iShares MSCI EAFE Minimum Volatility ETF	16,231	1,068,325
iShares MSCI United Kingdom ETF	30,783	537,779
Vanguard FTSE All-World ex-U.S. ETF	11,755	534,617
WisdomTree Europe Hedged Equity Fund	17,535	1,065,777
WisdomTree Japan Hedged Equity Fund	10,038	534,925

		4,007,982

Money Market Funds - 2.1%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,099,884	1,099,884

Stock Funds - 27.4%
Financial Select Sector SPDR Fund	11,088	266,999
iShares Core S&P Mid-Cap ETF	7,416	1,069,461
PowerShares Buyback Achievers
Portfolio ETF	45,230	2,135,308
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	35,374	535,559
Schwab U.S. Dividend Equity ETF	27,304	1,067,586
SPDR S&P 500 ETF Trust	35,936	7,472,173
SPDR S&P Homebuilders ETF	14,892	532,240
Vanguard Growth ETF	4,889	534,319
Vanguard Health Care ETF	2,034	266,312
Vanguard Information Technology ETF	7,255	801,387

		14,681,344

TOTAL INVESTMENTS - 100.1%
(Cost $49,344,384** )		53,646,731

NET OTHER ASSETS AND LIABILITIES - (0.1%)		(28,121)

TOTAL NET ASSETS - 100.0%		$53,618,610

*	Non-income producing.
†	The annual report and prospectus for the iShare 3-7 Year Treasury Bond ETF can be found at: http://www.ishares.com/us/library/ financial-legal-tax.
**	Aggregate cost for Federal tax purposes was $50,079,193.
ETF	Exchange Traded Fund.

Madison Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.1%

Alternative Funds - 3.1%
SPDR Gold Shares*	22,047	$2,409,736

Bond Funds - 39.1%
Baird Aggregate Bond Fund Institutional Shares	74,094	795,773
iShares 20+ Year Treasury Bond ETF	9,607	1,179,547
iShares 3-7 Year Treasury Bond ETF	134,108	16,617,322
iShares 7-10 Year Treasury Bond ETF	55,333	5,921,738
iShares TIPS Bond Fund ETF	36,104	4,006,100
Metropolitan West High Yield Bond Fund Class I	170,656	1,604,165
Metropolitan West Total Return Bond Fund Class I	73,684	797,265

		30,921,910

Foreign Stock Funds - 12.0%
iShares Global Energy ETF	25,048	796,276
iShares MSCI EAFE Minimum Volatility ETF	36,295	2,388,937
iShares MSCI United Kingdom ETF	45,760	799,427
Vanguard FTSE All-World ex-U.S. ETF	34,949	1,589,481
WisdomTree Europe Hedged Equity Fund	38,047	2,312,497
WisdomTree India Earnings Fund	19,185	385,618
WisdomTree Japan Hedged Equity Fund	22,383	1,192,790

		9,465,026

Money Market Funds - 2.1%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,678,588	1,678,588

Stock Funds - 43.8%
iShares Core S&P Mid-Cap ETF	16,621	2,396,914
PowerShares Buyback Achievers Portfolio ETF	118,290	5,584,471
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	52,761	798,809
Schwab U.S. Dividend Equity ETF	40,810	1,595,671
SPDR S&P 500 ETF Trust	89,783	18,668,579
SPDR S&P Homebuilders ETF	44,412	1,587,285
Vanguard Financials ETF	8,175	400,820
Vanguard Growth ETF	7,307	798,582
Vanguard Health Care ETF	6,079	795,924
Vanguard Information Technology ETF	18,071	1,996,123

		34,623,178

TOTAL INVESTMENTS - 100.1%
(Cost $70,157,376**)		79,098,438

NET OTHER ASSETS AND LIABILITIES - (0.1%)		(91,513)

TOTAL NET ASSETS - 100.0%		$79,006,925

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $71,564,106.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

43

Madison Funds | October 31, 2015

Madison Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.4%

Alternative Funds - 3.0%
SPDR Gold Shares*	13,794	$1,507,684

Bond Funds - 29.1%
Baird Aggregate Bond Fund Institutional Shares	23,434	251,679
iShares 20+ Year Treasury Bond ETF	6,144	754,360
iShares 3-7 Year Treasury Bond ETF	60,839	7,538,560
iShares 7-10 Year Treasury Bond ETF	23,469	2,511,652
iShares TIPS Bond Fund ETF	20,385	2,261,920
Metropolitan West High Yield Bond Fund Class I	106,680	1,002,794
Metropolitan West Total Return Bond Fund Class I	23,218	251,217

		14,572,182

Foreign Stock Funds - 14.5%
iShares Global Energy ETF	15,682	498,531
iShares MSCI EAFE Minimum Volatility ETF	30,354	1,997,900
iShares MSCI United Kingdom ETF	28,569	499,101
Vanguard FTSE All-World ex-U.S. ETF	27,476	1,249,609
WisdomTree Europe Hedged Equity Fund	28,795	1,750,160
WisdomTree India Earnings Fund	12,452	250,285
WisdomTree Japan Hedged Equity Fund	18,777	1,000,626

		7,246,212

Money Market Funds - 2.4%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,181,736	1,181,736

Stock Funds - 51.4%
iShares Core S&P Mid-Cap ETF	12,134	1,749,844
PowerShares Buyback Achievers Portfolio ETF	84,585	3,993,258
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	49,616	751,183
Schwab U.S. Dividend Equity ETF	38,296	1,497,374
SPDR S&P 500 ETF Trust †	62,411	12,977,119
SPDR S&P Homebuilders ETF	27,890	996,789
Vanguard Financials ETF	10,173	498,782
Vanguard Growth ETF	6,857	749,401
Vanguard Health Care ETF	5,706	747,087
Vanguard Information Technology ETF	15,823	1,747,809

		25,708,646

TOTAL INVESTMENTS - 100.4%
(Cost $43,088,431**)		50,216,460

NET OTHER ASSETS AND LIABILITIES - (0.4%)		(187,046)

TOTAL NET ASSETS - 100.0%		$50,029,414

*	Non-income producing.
†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at: http://www.spdrs.com/product/fund.seam?ticker=spy.
**	Aggregate cost for Federal tax purposes was $44,032,210.
ETF	Exchange Traded Fund.

Madison Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 101.6%

Alternative Funds - 3.0%
SPDR Gold Shares*	5,650	$617,545

Bond Funds - 19.1%
iShares 20+ Year Treasury Bond ETF	2,517	309,037
iShares 3-7 Year Treasury Bond ETF	14,950	1,852,455
iShares 7-10 Year Treasury Bond ETF	4,807	514,445
iShares TIPS Bond Fund ETF	7,417	822,990
Metropolitan West High Yield Bond Fund Class I	43,842	412,116

		3,911,043
Foreign Stock Funds - 17.0%
iShares Global Energy ETF	6,424	204,219
iShares MSCI EAFE Minimum Volatility ETF	15,542	1,022,975
iShares MSCI United Kingdom ETF	17,525	306,162
Vanguard FTSE All-World ex-U.S. ETF	13,506	614,253
WisdomTree Europe Hedged Equity Fund	13,480	819,314
WisdomTree India Earnings Fund	5,100	102,510
WisdomTree Japan Hedged Equity Fund	7,691	409,853

		3,479,286

Money Market Funds - 3.6%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	737,677	737,677

Stock Funds - 58.9%
iShares Core S&P Mid-Cap ETF	5,680	819,113
Market Vectors Agribusiness ETF	4,223	204,731
PowerShares Buyback Achievers Portfolio ETF	34,647	1,635,685
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	27,098	410,265
Schwab U.S. Dividend Equity ETF	20,916	817,816
SPDR S&P 500 ETF Trust †	27,528	5,723,897
SPDR S&P Homebuilders ETF	11,424	408,294
Vanguard Financials ETF	6,250	306,437
Vanguard Growth ETF	3,745	409,291
Vanguard Health Care ETF	3,117	408,109
Vanguard Information Technology ETF	8,336	920,794

		12,064,432

TOTAL INVESTMENTS - 101.6%
(Cost $18,382,925**)		20,809,983
NET OTHER ASSETS AND LIABILITIES - (1.6%)		(327,810)

TOTAL NET ASSETS - 100.0%		$20,482,173

*	Non-income producing.
†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at: http://www.spdrs.com/product/fund. seam?ticker=spy.
**	Aggregate cost for Federal tax purposes was $18,800,081.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

44

Madison Funds | October 31, 2015

Statements of Assets and Liabilities as of October 31, 2015

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Cash Reserves Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund
Assets:
Investments in securities, at cost:
Unaffiliated issuers	$ 44,305,696	$ 86,030,921	$36,232,574	$18,735,921	$21,394,098	$25,832,587	$100,628,145	$217,500,787
Affiliated issuers[1]	29,952,643	52,119,149	21,563,771	–	–	–	–	–
Net unrealized appreciation
Unaffiliated issuers	261,176	974,717	544,930	–	771,754	1,352,026	957,397	3,565,780
Affiliated issuers[1]	1,220,378	6,868,891	3,516,750	–	–	–	–	–
Total investments, at value	75,739,893	145,993,678	61,858,025	18,735,921	22,165,852	27,184,613	101,585,542	221,066,567
Cash	–	–	–	500,000	232,337	266,865	–	893,028
Receivables:
Investments sold	–	–	–	–	–	–	452,026	1,008,091
Fund shares sold	72,884	80,991	16,683	1,799	50	8,242	23,378	3,304
Dividends and interest	53,778	58,975	12,502	76,885	279,995	319,423	682,571	1,958,774
Due from Adviser	–	–	–	7,511	–	–	–	–
Variation margin receivable	–	–	–	–	–	–	–	615
Total assets	75,866,555	146,133,644	61,887,210	19,322,116	22,678,234	27,779,143	102,743,517	224,930,379
Liabilities:
Payables:
Investments purchased	–	–	–	–	–	–	–	499,510
Fund shares repurchased	5,969	23,360	24,984	2,810	1,245	9,079	149,005	141,401
Advisory agreement fees	12,807	24,570	10,339	6,579	9,618	11,784	26,328	95,058
Service agreement fees	16,009	30,712	12,924	2,774	6,732	8,249	16,675	28,366
Distribution fees - Class B	6,419	18,576	7,783	149	–	–	–	1,921
Distribution fees - Class C	12,382	5,943	1,629	–	–	–	–	–
Shareholder servicing fees	15,999	30,693	12,922	–	–	–	–	7,636
Dividends	–	–	–	–	1,267	5,922	–	277,607
Options written, at value (premium received $9,225) (Note 6)	–	–	–	–	–	–	–	20,313
Total liabilities	69,585	133,854	70,581	12,312	18,862	35,034	192,008	1,071,812
Net Assets	$ 75,796,970	$145,999,790	$61,816,629	$19,309,804	$22,659,372	$27,744,109	$102,551,509	$223,858,567
Net Assets consist of:
Paid-in capital	$ 72,435,723	$131,262,857	$53,526,705	$19,309,826	$21,814,121	$26,225,365	$101,151,344	$218,404,747
Accumulated undistributed net investment income (loss)	56,082	393,328	15,070	–	3,700	4,472	96,596	44,769
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	1,823,611	6,499,997	4,213,174	(22)	69,797	162,246	346,172	1,853,749
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	1,481,554	7,843,608	4,061,680	–	771,754	1,352,026	957,397	3,555,302
Net Assets	$ 75,796,970	$145,999,790	$61,816,629	$19,309,804	$22,659,372	$27,744,109	$102,551,509	$223,858,567
Class A Shares:
Net Assets	$ 46,039,076	$107,042,875	$46,834,314	$19,075,910				$ 32,822,558
Shares of beneficial interest outstanding	4,331,112	9,210,173	3,944,472	19,075,922				3,251,376
Net Asset Value and redemption price per share	$ 10.63	$ 11.62	$ 11.87	$ 1.00				$ 10.09
Sales charge of offering price[2]	0.65	0.71	0.72	–				0.48
Maximum offering price per share	$ 11.28	$ 12.33	$ 12.59	$ 1.00				$ 10.57
Class B Shares:
Net Assets	$ 10,064,020	$ 29,450,533	$12,382,566	$ 233,894				$ 2,929,318
Shares of beneficial interest outstanding	941,688	2,555,421	1,062,570	233,882				290,024
Net Asset Value and redemption price per share[3]	$ 10.69	$ 11.52	$ 11.65	$ 1.00				$ 10.10
Class C Shares:
Net Assets	$ 19,693,874	$ 9,506,382	$ 2,599,749
Shares of beneficial interest outstanding	1,841,617	824,377	222,950
Net Asset Value and redemption price per share[3]	$ 10.69	$ 11.53	$ 11.66
Class Y Shares:
Net Assets					$22,659,372	$27,744,109	$102,551,509	$186,414,012
Shares of beneficial interest outstanding					1,952,237	2,518,994	9,286,871	18,519,348
Net Asset Value and redemption price per share[3]					$ 11.61	$ 11.01	$ 11.04	$ 10.07
Class R6 Shares:
Net Assets								$ 1,692,679
Shares of beneficial interest outstanding								167,753
Net Asset Value and redemption price per share[3]								$ 10.09

[1]	See Note 12 for information on affiliated issuers.
[2]	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds and 4.50% for the Core Bond Fund.
[3]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Assets and Liabilities as of October 31, 2015

	Corporate Bond Fund	High Income Fund	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Large Cap Value Fund	Investors Fund	Large Cap Growth Fund
Assets:
Investments in securities, at cost:
Unaffiliated issuers	$ 23,230,695	$26,184,954	$127,204,550	$ 98,550,870	$17,100,763	$159,901,682	$ 98,965,033	$150,355,268
Net unrealized appreciation (depreciation)
Unaffiliated issuers	182,759	(1,278,692)	19,264,052	(6,488,372)	3,806,455	17,370,904	19,546,530	22,792,663
Total investments at value	23,413,454	24,906,262	146,468,602	92,062,498	20,907,218	177,272,586	118,511,563	173,147,931
Foreign currency (cost of $15,682, $4, and $44, respectively) (Note 2)	–	–	–	–	–	–	–	–
Receivables:
Investments sold	–	217,581	160,667	–	–	–	260,995	1,656,150
Fund shares sold	30	539	275,424	299,380	10,569	113,550	17,852	100,070
Dividends and interest	249,270	426,026	716,562	52,968	28,242	47,710	95,964	96,689
Due from Adviser	–	–	–	–	2,592	–	12,028	–
Other assets	–	–	–	–	–	212	–	131
Total assets	23,662,754	25,550,408	147,621,255	92,414,846	20,948,621	177,434,058	118,898,402	175,000,971
Liabilities:
Payables:
Investments purchased	–	–	124,878	–	–	–	433,365	–
Fund shares repurchased	49,185	20,567	106,592	44,934	5,058	73,480	75,620	9,767
Advisory agreement fees	8,340	11,842	80,160	63,296	12,958	81,824	72,000	107,536
Service agreement fees	5,212	4,306	24,665	10,869	6,047	53,558	32,755	28,676
Distribution fees - Class B	–	1,014	8,456	5,750	–	2,575	–	2,810
Distribution fees - Class C	–	–	7,892	–	–	–	–	–
Shareholder servicing fees	–	5,234	33,907	4,957	–	14,235	458	13,798
Dividends	54,902	3,489	1,062	–	–	–	–	–
Accrued expenses and other payables	–	–	–	–	–	–	–	–
Options written, at value (premium received $1,916,685) ) (Note 6)	–	–	–	3,213,647	–	–	–	–
Total liabilities	117,639	46,452	387,612	3,343,453	24,063	225,672	614,198	162,587
Net Assets	$ 23,545,115	$25,503,956	$147,233,643	$ 89,071,393	$20,924,558	$177,208,386	$118,284,204	$174,838,384
Net Assets consist of:
Paid-in capital	$ 23,279,768	$27,086,788	$124,804,637	$ 94,544,431	$16,277,527	$139,570,037	$ 83,492,641	$120,760,534
Accumulated undistributed net investment income (loss)	4,848	9,492	–	–	8,506	860,234	795,675	1,048,456
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	77,740	(313,632)	3,164,954	2,312,296	832,070	19,407,211	14,449,358	30,236,731
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of foreign currency related transactions)	182,759	(1,278,692)	19,264,052	(7,785,334)	3,806,455	17,370,904	19,546,530	22,792,663
Net Assets	$ 23,545,115	$25,503,956	$147,233,643	$ 89,071,393	$20,924,558	$177,208,386	$118,284,204	$174,838,384
Class A Shares:
Net Assets		$23,154,654	$121,026,153	$ 16,041,761		$ 63,565,910	$ 2,188,553	$ 62,266,241
Shares of beneficial interest outstanding		3,905,139	8,207,286	1,755,488		3,891,683	102,743	2,720,664
Net Asset Value and redemption price per share		$ 5.93	$ 14.75	$ 9.14		$ 16.33	$ 21.30	$ 22.89
Sales charge of offering price[1]		0.28	0.90	0.56		1.00	1.30	1.40
Maximum offering price per share		$ 6.21	$ 15.65	$ 9.70		$ 17.33	$ 22.60	$ 24.29
Class B Shares:
Net Assets		$ 1,685,584	$ 13,441,561			$ 4,095,839		$ 4,554,235
Shares of beneficial interest outstanding		277,192	906,220			255,879		226,211
Net Asset Value and redemption price per share[2]		$ 6.08	$ 14.83			$ 16.01		$ 20.13
Class C Shares:
Net Assets			$ 12,765,929	$ 9,287,323
Shares of beneficial interest outstanding			861,009	1,045,195
Net Asset Value and redemption price per share[2]			$ 14.83	$ 8.89
Class Y Shares:
Net Assets	$ 23,545,115	$ 663,718		$ 60,915,817	$20,924,558	$109,546,637	$109,506,333	$108,017,908
Shares of beneficial interest outstanding	2,076,267	113,260		6,570,277	939,235	6,700,196	5,127,762	4,674,145
Net Asset Value and redemption price per share[2]	$ 11.34	$ 5.86		$ 9.27	$ 22.28	$ 16.35	$ 21.36	$ 23.11
Class R6 Shares:
Net Assets				$ 2,826,492			$ 6,589,318
Shares of beneficial interest outstanding				303,620			306,911
Net Asset Value and redemption price per share[2]				$ 9.31			$ 21.47
Class I Shares:
Net Assets
Shares of beneficial interest outstanding
Net Asset Value and redemption price per share

[1]	Sales charge of offering price is 4.50% for the High Income Fund and 5.75% for the Diversified Income, Covered Call & Equity Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds.
[2]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Assets and Liabilities as of October 31, 2015

Mid Cap Fund	Small Cap Fund	NorthRoad International Fund	International Stock Fund	Hansberger International Growth Fund	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund

$185,455,210	$76,944,717	$ 45,539,472	$33,296,941	$34,033,379	$49,344,384	$70,157,376	$43,088,431	$18,382,925

80,643,248	9,711,904	(1,230,066)	4,685,849	3,784,055	4,302,347	8,941,062	7,128,029	2,427,058
266,098,458	86,656,621	44,309,406	37,982,790	37,817,434	53,646,731	79,098,438	50,216,460	20,809,983
–	–	15,654	4	44	–	–	–	–

–	1,156,158	289,025	317,714	8,631,769	526,314	1,348,223	550,371	216,706
98,726	25,610	954,339	2,660	56	1,090	188	658	1,466
65,433	31,606	113,714	169,528	149,089	11,877	7,599	4,326	1,547
–	–	–	–	–	–	–	–	–
135	–	–	–	–	–	–	–	–
266,262,752	87,869,995	45,682,138	38,472,696	46,598,392	54,186,012	80,454,448	50,771,815	21,029,702

–	176,663	209,558	40,496	126,755	553,747	428,345	729,830	542,429
117,802	–	2,646	53,623	12,810,318	–	998,998	–	–
165,277	73,584	30,080	33,441	29,020	11,379	16,817	10,476	4,250
85,296	18,396	10,593	9,554	17,113	2,276	3,363	2,095	850
2,125	275	–	1,073	–	–	–	–	–
–	–	–	–	–	–	–	–	–
12,068	831	–	4,865	–	–	–	–	–
–	–	–	–	–	–	–	–	–
–	–	–	–	210,164	–	–	–	–
–	–	–	–	–	–	–	–	–
382,568	269,749	252,877	143,052	13,193,370	567,402	1,447,523	742,401	547,529
$265,880,184	$87,600,246	$ 45,429,261	$38,329,644	$33,405,022	$53,618,610	$79,006,925	$50,029,414	$20,482,173

$173,999,949	$75,521,878	$ 45,876,077	$34,370,856	$37,965,617	$47,661,903	$67,984,638	$41,113,314	$17,643,980
(2,336,832)	112,311	691,903	351,817	129,997	624,905	815,924	522,865	199,012

13,573,819	2,254,168	93,134	(1,068,200)	(8,456,199)	1,029,455	1,265,301	1,265,206	212,123

80,643,248	9,711,889	(1,231,853)	4,675,171	3,765,607	4,302,347	8,941,062	7,128,029	2,427,058
$265,880,184	$87,600,246	$ 45,429,261	$38,329,644	$33,405,022	$53,618,610	$79,006,925	$50,029,414	$20,482,173

$53,999,941	$3,434,921		$21,071,888
6,283,528	229,256		1,622,655
$8.59	$14.98		$12.99
0.52	0.91		0.79
$9.11	$15.89		$13.78

$3,401,603	$436,706		$1,691,784
461,073	30,641		133,453
$7.38	$14.25		$12.68

$198,604,620	$83,728,619	$ 36,216,591	$15,565,972	$2,510,355
22,434,722	5,570,336	3,424,971	1,196,951	156,047
$8.85	$15.03	$ 10.57	$13.00	$16.09

$9,874,020		$ 9,212,670			$53,618,610	$79,006,925	$50,029,414	$20,482,173
1,102,965		863,351			5,322,333	7,924,213	5,054,426	2,058,253
$8.95		$ 10.67			$10.07	$9.97	$9.90	$9.95

				$30,894,667
				1,918,185
				$16.11

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Operations for the Year Ended October 31, 2015

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Cash Reserves Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund
Investment Income:
Interest	$–	$–	$–	$17,324	$750,967	$919,327	$1,595,824	$6,206,575
Dividends
Unaffiliated issuers	920,045	1,788,641	679,671	–	–	–	–	–
Affiliated issuers[1]	584,966	829,556	280,886	–	–	–	–	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–	–	–	–	–
Total investment income	1,505,011	2,618,197	960,557	17,324	750,967	919,327	1,595,824	6,206,575
Expenses:[2]
Advisory agreement fees	154,756	301,667	124,776	81,491	113,775	139,803	322,301	1,127,993
Service agreement fees	193,445	377,084	155,970	30,559	79,643	97,862	204,123	337,622
Distribution fees - Class B	81,775	238,373	96,713	2,154	–	–	–	23,726
Distribution fees - Class C	147,601	67,497	19,513	–	–	–	–	–
Shareholder servicing fees - Class A	116,944	275,080	117,222	–	–	–	–	84,044
Shareholder servicing fees - Class B	27,258	79,443	32,237	–	–	–	–	7,906
Shareholder servicing fees - Class C	49,200	22,499	6,505	–	–	–	–	–
Other expenses	–	–	14	–	–	4	569	75
Total expenses before reimbursement/waiver	770,979	1,361,643	552,950	114,204	193,418	237,669	526,993	1,581,366
Less reimbursement/waiver[3]	–	–	–	(96,880)	–	–	–	–
Total expenses net of reimbursement/waiver	770,979	1,361,643	552,950	17,324	193,418	237,669	526,993	1,581,366
Net Investment Income (Loss)	734,032	1,256,554	407,607	–	557,549	681,658	1,068,831	4,625,209
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	–	–	–	–	–	–	–	148,353
Futures	–	–	–	–	–	–	–	(332)
Unaffiliated issuers	831,348	2,441,060	1,638,180	–	69,799	162,253	346,179	2,204,062
Affiliated issuers[1]	139,646	852,867	893,389	–	–	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	301,709	845,405	405,216	–	–	–	–	–
Affiliated issuers[1]	1,211,722	4,492,837	2,247,127	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	–	–	–	–	–	–	–	(11,088)
Futures	–	–	–	–	–	–	–	610
Unaffiliated issuers	(1,171,630)	(2,845,335)	(1,724,088)	–	(110,858)	(115,237)	(278,909)	(3,383,786)
Affiliated issuers[1]	(1,472,504)	(5,185,886)	(2,939,229)	–	–	–	–	–
Net Realized and Unrealized Gain (Loss) on Investments and Option Transactions	(159,709)	600,948	520,595	–	(41,059)	47,016	67,270	(1,042,181)
Net Increase (Decrease) in Net Assets from Operations	$574,323	$1,857,502	$928,202	$–	$516,490	$728,674	$1,136,101	$3,583,028

[1] See Note 12 for information on affiliated issuers.
[2] See Note 3 for information on expenses.
[3] See Note 3 for more information on these waivers.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Operations for the Year Ended October 31, 2015

Corporate Bond Fund	High Income Bond Fund	Diversified Income Bond Fund	Covered Call & Equity Income Fund[1]	Dividend Income Fund	Large Cap Value Fund	Investors Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	NorthRoad International Fund	International Stock Fund	Hansberger International Growth Fund

$854,002	$1,741,615	$1,758,062	$886	$ –	$–	$ –	$–	$–	$–	$–	$ 1	$ –

–	–	2,232,719	982,119	574,676	3,222,647	2,105,822	3,239,380	1,883,496	1,264,232	1,416,296	1,040,412	1,193,624
–	–	–	–	–	–	–	–	–	–	–	–	–
–	–	(13,172)	–	(3,291)	(14,208)	12,900	(12,776)	(24,322)	(1,077)	(109,649)	(100,584)	(75,226)
854,002	1,741,615	3,977,609	983,005	571,385	3,208,439	2,118,722	3,226,604	1,859,174	1,263,155	1,306,647	939,829	1,118,398

106,900	156,661	961,087	597,983	158,793	1,079,438	970,407	1,387,733	2,044,034	801,963	362,381	390,834	453,053
66,813	56,968	295,719	104,123	74,103	706,541	456,268	370,062	1,064,865	200,490	127,045	111,667	155,154
–	14,117	106,004	51,055	–	34,068	–	35,134	29,261	3,688	–	13,961	–
–	–	91,994	–	–	–	–	–	–	–	–	–	–
–	65,585	303,439	36,059	–	174,553	4,714	162,033	144,410	9,342	–	56,988	–
–	4,706	35,300	16,737	–	11,319	–	11,693	9,754	1,229	–	4,654	–
–	–	30,366	–	–	–	–	–	–	–	–	–	–
–	12	2	189	–	–	–	–	–	–	813	533	1,397
173,713	298,049	1,823,911	806,146	232,896	2,005,919	1,431,389	1,966,655	3,292,324	1,016,712	490,239	578,637	609,604
–	–	–	–	(31,759)	–	(163,638)	–	–	–	–	–	–
173,713	298,049	1,823,911	806,146	201,137	2,005,919	1,267,751	1,966,655	3,292,324	1,016,712	490,239	578,637	609,604
680,289	1,443,566	2,153,698	176,859	370,248	1,202,520	850,971	1,259,949	(1,433,150)	246,443	816,408	361,192	508,794

–	–	–	3,475,627	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–	–	–
77,740	(313,632)	3,893,229	2,367,116	830,164	19,715,065	14,548,492	30,298,105	15,183,881	3,744,598	141,024	365,802	8,360,702
–	–	–	–	–	–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–	–	–

–	–	–	(1,188,546)	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–	–	–
(395,306)	(1,854,987)	(4,362,658)	(5,521,015)	(863,192)	(22,072,941)	(7,809,747)	(21,418,198)	2,822,289	(991,275)	(2,600,056)	(805,075)	(6,988,840)
–	–	–	–	–	–	–	–	–	–	–	–	–
(317,566)	(2,168,619)	(469,429)	(866,818)	(33,028)	(2,357,876)	6,738,745	8,879,907	18,006,170	2,753,323	(2,459,032)	(439,273)	1,371,862
$362,723	$(725,053)	$1,684,269	$(689,959)	$ 337,220	$(1,155,356)	$ 7,589,716	$10,139,856	$16,573,020	$2,999,766	$(78,081)	$ (1,642,624)	$ 1,880,656

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Operations for the Year Ended October 31, 2015

	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Investment Income:
Interest	$–	$–	$–	$–
Dividends
Unaffiliated issuers	1,051,917	1,482,859	1,007,040	391,132
Less: Foreign taxes withheld	–	–	–	–
Total investment income	1,051,917	1,482,859	1,007,040	391,132
Expenses:
Advisory agreement fees	149,527	207,327	139,947	53,995
Service agreement fees	29,905	41,465	27,990	10,799
Other expenses	6	8	48	8
Total expenses before reimbursement/waiver	179,438	248,800	167,985	64,802
Less reimbursement/waiver	–	–	–	–
Total expenses net of reimbursement/waiver	179,438	248,800	167,985	64,802
Net Investment Income	872,479	1,234,059	839,055	326,330
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain on foreign currency related transactions)
Unaffiliated issuers	1,516,062	1,835,634	1,766,144	316,705
Capital gain distributions received from underlying funds
Unaffiliated issuers	177,497	264,025	231,038	99,370
Net change in unrealized depreciation on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions) Unaffiliated issuers	(984,069)	(1,065,611)	(1,252,918)	(90,904)
Net Realized and Unrealized Gain on Investments and Option Transactions	709,490	1,034,048	744,264	325,171
Net Increase in Net Assets from Operations	$1,581,969	$2,268,107	$1,583,319	$651,501

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Cash Reserves Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Assets at beginning of period	$74,779,327	$70,709,344	$150,621,084	$145,265,676	$61,306,975	$56,007,317	$21,031,337	$25,076,196
Increase (decrease) in net assets from operations:
Net investment income	734,032	754,993	1,256,554	1,181,514	407,607	319,360	–	–
Net realized gain.	2,484,425	3,857,014	8,632,169	13,932,757	5,183,912	5,925,247	–	–
Net change in unrealized appreciation (depreciation)	(2,644,134)	(439,981)	(8,031,221)	(4,002,919)	(4,663,317)	(917,293)	–	–
Net increase in net assets from operations	574,323	4,172,026	1,857,502	11,111,352	928,202	5,327,314	–	–
Distributions to shareholders from:
Net investment income
Class A	(735,977)	(545,505)	(1,515,732)	(1,325,591)	(712,370)	(146,020)	–	–
Class B	(73,931)	(56,958)	(288,639)	(167,155)	(131,546)	–	–	–
Class C	(132,294)	(89,391)	(73,012)	(37,587)	(25,700)	–	–	–
Net realized gains
Class A	(1,947,168)	(170,950)	(5,792,027)	–	(3,391,541)	–	–	–
Class B	(477,033)	(45,469)	(1,751,819)	–	(974,688)	–	–	–
Class C	(819,430)	(68,404)	(443,063)	–	(190,426)	–	–	–
Total distributions	(4,185,833)	(976,677)	(9,864,292)	(1,530,333)	(5,426,271)	(146,020)	–	–
Capital Stock transactions:
Class A Shares
Shares sold	9,812,568	7,253,706	12,938,988	10,239,076	5,699,130	5,059,417	6,879,831	3,566,314
Issued to shareholders in reinvestment of distributions	2,669,691	710,504	7,261,935	1,315,643	4,090,813	145,468	–	–
Shares redeemed	(8,667,176)	(7,780,575)	(16,565,032)	(14,186,325)	(5,323,214)	(4,926,145)	(8,374,021)	(7,548,377)
Net increase (decrease) from capital stock transactions	3,815,083	183,635	3,635,891	(2,631,606)	4,466,729	278,740	(1,494,190)	(3,982,063)
Class B Shares
Shares sold	1,167,306	1,340,049	3,501,055	3,345,756	1,937,168	1,282,352	345,729	387,839
Issued to shareholders in reinvestment of distributions	549,584	101,955	2,033,723	166,921	1,103,670	–	–	–
Shares redeemed	(2,544,524)	(2,124,420)	(7,540,929)	(5,492,795)	(2,748,286)	(1,672,008)	(573,072)	(450,635)
Net increase (decrease) from capital stock transactions	(827,634)	(682,416)	(2,006,151)	(1,980,118)	292,552	(389,656)	(227,343)	(62,796)
Class C Shares
Shares sold	3,766,571	3,563,170	2,193,521	1,389,856	432,354	442,054
Issued to shareholders in reinvestment of distributions	942,456	156,682	488,581	35,303	211,144	–
Shares redeemed	(3,067,323)	(2,346,437)	(926,346)	(1,039,046)	(395,056)	(212,774)
Net increase from capital stock transactions	1,641,704	1,373,415	1,755,756	386,113	248,442	229,280
Total net increase (decrease) from capital stock transactions	4,629,153	874,634	3,385,496	(4,225,611)	5,007,723	118,364	(1,721,533)	(4,044,859)
Total increase (decrease) in net assets	1,017,643	4,069,983	(4,621,294)	5,355,408	509,654	5,299,658	(1,721,533)	(4,044,859)
Net Assets at end of period	$75,796,970	$74,779,327	$145,999,790	$150,621,084	$61,816,629	$61,306,975	$19,309,804	$21,031,337
Undistributed net investment income included in net assets	$56,082	$67,553	$393,328	$422,762	$15,070	$196,252	$–	$–
Capital Share transactions:
Class A Shares
Shares sold	903,657	662,930	1,093,950	863,775	470,864	412,704	6,879,831	3,566,314
Issued to shareholders in reinvestment of distributions	249,386	65,219	627,110	112,641	345,800	11,983	–	–
Shares redeemed	(805,705)	(711,202)	(1,408,144)	(1,193,833)	(439,396)	(399,549)	(8,374,021)	(7,548,377)
Net increase (decrease) in shares outstanding	347,338	16,947	312,916	(217,417)	377,268	25,138	(1,494,190)	(3,982,063)
Class B Shares
Shares sold	107,196	122,280	298,149	282,906	164,052	105,674	345,729	387,839
Issued to shareholders in reinvestment of distributions	50,974	9,354	175,928	14,291	94,492	–	–	–
Shares redeemed	(234,224)	(193,708)	(644,105)	(463,855)	(231,728)	(136,891)	(573,072)	(450,635)
Net increase (decrease) in shares outstanding	(76,054)	(62,074)	(170,028)	(166,658)	26,816	(31,217)	(227,343)	(62,796)
Class C Shares
Shares sold	345,850	325,243	186,779	117,752	36,088	36,637
Issued to shareholders in reinvestment of distributions	87,338	14,369	42,228	3,020	18,062	–
Shares redeemed	(283,227)	(213,865)	(79,781)	(87,784)	(33,075)	(17,247)
Net increase in shares outstanding	149,961	125,747	149,226	32,988	21,075	19,390

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Tax-Free Virginia Fund		Tax-Free National Fund		High Quality Bond Fund		Core Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Assets at beginning of period	$23,100,256	$23,407,619	$28,414,758	$27,805,398	$118,082,335	$132,687,696	$225,218,208	$153,794,099
Increase (decrease) in net assets from operations:
Net investment income	557,549	611,384	681,658	742,096	1,068,831	1,258,319	4,625,209	4,204,375
Net realized gain .	69,799	150,594	162,253	224,828	346,179	118,611	2,352,083	2,118,236
Net change in unrealized appreciation (depreciation)	(110,858)	550,339	(115,237)	801,303	(278,909)	(29,887)	(3,394,264)	(181,307)
Net increase in net assets from operations	516,490	1,312,317	728,674	1,768,227	1,136,101	1,347,043	3,583,028	6,141,304
Distributions to shareholders from:
Net investment income
Class A	–	–	–	–	–	–	(686,660)	(768,317)
Class B	–	–	–	–	–	–	(40,569)	(52,861)
Class Y	(556,364)	(611,560)	(680,303)	(742,302)	(1,074,047)	(1,276,087)	(4,356,627)	(3,578,402)
Class R6	–	–	–	–	–	–	(15,797)	(245)
Net realized gains
Class A	–	–	–	–	–	–	(288,322)	(183,135)
Class B	–	–	–	–	–	–	(28,595)	(20,191)
Class Y	(150,588)	(375,715)	(217,904)	(127,150)	(118,544)	(484,991)	(1,598,223)	(577,721)
Class R6	–	–	–	–	–	–	(3,894)	(48)
Total distributions	(706,952)	(987,275)	(898,207)	(869,452)	(1,192,591)	(1,761,078)	(7,018,687)	(5,180,920)
Capital Stock transactions:
Class A Shares
Shares sold							4,601,495	2,647,156
Issued to shareholders in reinvestment of distributions							933,423	891,515
Shares redeemed							(6,179,365)	(9,743,095)
Net decrease from capital stock transactions							(644,447)	(6,204,424)
Class B Shares
Shares sold							256,153	154,398
Issued to shareholders in reinvestment of distributions							68,295	72,102
Shares redeemed							(795,720)	(1,221,097)
Net decrease from capital stock transactions							(471,272)	(994,597)
Class Y Shares
Shares sold	259,157	393,632	775,540	1,143,659	40,394,343	57,687,784	16,119,764	92,417,586
Issued to shareholders in reinvestment of distributions	682,954	944,525	709,457	629,479	760,886	640,280	1,482,771	1,122,533
Shares redeemed	(1,192,533)	(1,970,562)	(1,986,113)	(2,062,553)	(56,629,565)	(72,519,390)	(16,101,865)	(15,877,666)
Net increase (decrease) from capital stock transactions	(250,422)	(632,405)	(501,116)	(289,415)	(15,474,336)	(14,191,326)	1,500,670	77,662,453
Class R6 Shares
Shares sold							1,686,691	–
Issued to shareholders in reinvestment of distributions							19,691	293
Shares redeemed							(15,315)	–
Net increase from capital stock transactions							1,691,067	293
Total net increase (decrease) from capital stock transactions	(250,422)	(632,405)	(501,116)	(289,415)	(15,474,336)	(14,191,326)	2,076,018	70,463,725
Total increase (decrease) in net assets	(440,884)	(307,363)	(670,649)	609,360	(15,530,826)	(14,605,361)	(1,359,641)	71,424,109
Net Assets at end of period	$22,659,372	$23,100,256	$27,744,109	$28,414,758	$102,551,509	$118,082,335	$223,858,567	$225,218,208
Undistributed net investment income included in net assets	$3,700	$2,515	$4,472	$3,117	$96,596	$101,812	$44,769	$20,861
Capital Share transactions:
Class A Shares
Shares sold							452,158	259,612
Issued to shareholders in reinvestment of distributions							91,746	87,908
Shares redeemed							(607,067)	(959,431)
Net decrease in shares outstanding							(63,163)	(611,911)
Class B Shares
Shares sold							25,161	15,174
Issued to shareholders in reinvestment of distributions							6,712	7,120
Shares redeemed							(77,826)	(120,166)
Net decrease in shares outstanding							(45,953)	(97,872)
Class Y Shares
Shares sold	22,359	34,165	70,523	105,412	3,649,801	5,229,733	1,583,787	9,103,829
Issued to shareholders in reinvestment of distributions	58,764	82,623	64,491	58,172	69,007	58,387	146,113	110,849
Shares redeemed	(102,600)	(170,870)	(180,352)	(189,820)	(5,126,122)	(6,575,967)	(1,581,126)	(1,565,428)
Net increase (decrease) in shares outstanding	(21,477)	(54,082)	(45,338)	(26,236)	(1,407,314)	(1,287,847)	148,774	7,649,250
Class R6 Shares
Shares sold							166,291	–
Issued to shareholders in reinvestment of distributions							1,941	29
Shares redeemed							(1,497)	–
Net increase in shares outstanding							166,735	29

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Corporate Bond Fund		High Income Fund		Diversified Income Fund		Covered Call & Equity Income Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Net Assets at beginning of period	$27,010,078	$19,742,741	$31,251,076	$48,544,980	$145,286,852	$126,549,734	$60,220,920	$39,239,210
Increase (decrease) in net assets from operations:
Net investment income	680,289	527,351	1,443,566	2,102,819	2,153,698	2,013,684	176,859	(73,068)
Net realized gain (loss)	77,740	65,662	(313,632)	1,708,404	3,893,229	5,595,030	5,842,743	4,391,243
Net change in unrealized appreciation (depreciation)	(395,306)	371,880	(1,854,987)	(1,532,500)	(4,362,658)	2,951,218	(6,709,561)	(815,479)
Net increase (decrease) in net assets from operations	362,723	964,893	(725,053)	2,278,723	1,684,269	10,559,932	(689,959)	3,502,696
Distributions to shareholders from:
Net investment income
Class A	–	–	(1,339,819)	(1,532,619)	(2,006,159)	(1,833,076)	(803,931)	(575,155)
Class B	–	–	(79,813)	(99,991)	(128,802)	(126,493)	–	–
Class C	–	–	–	–	(111,519)	(82,200)	(383,709)	(238,449)
Class Y	(678,077)	(526,572)	(21,057)	(474,514)	–	–	(2,484,145)	(1,729,015)
Class R6	–	–	–	–	–	–	(75,556)	(7,480)
Net realized gains
Class A	–	–	(1,576,185)	(1,402,074)	–	–	(346,247)	(244,921)
Class B	–	–	(120,683)	(114,583)	–	–	–	–
Class C	–	–	–	–	–	–	(157,719)	(81,744)
Class Y	(40,614)	–	(11,512)	(865,371)	–	–	(1,233,836)	(829,777)
Class R6	–	–	–	–	–	–	(10,324)	(3,628)
Total distributions	(718,691)	(526,572)	(3,149,069)	(4,489,152)	(2,246,480)	(2,041,769)	(5,495,467)	(3,710,169)
Capital Stock transactions:
Class A Shares
Shares sold			1,674,886	4,650,169	14,869,686	18,548,756	7,299,764	4,129,974
Issued to shareholders in reinvestment of distributions			2,568,863	2,501,528	1,978,421	1,795,214	1,038,831	788,884
Shares redeemed			(6,104,245)	(5,646,298)	(14,726,381)	(13,553,386)	(2,453,398)	(1,031,688)
Net increase (decrease) from capital stock transactions			(1,860,496)	1,505,399	2,121,726	6,790,584	5,885,197	3,887,170
Class B Shares
Shares sold			160,043	321,030	1,577,854	2,215,483
Issued to shareholders in reinvestment of distributions			162,119	181,701	128,547	126,014
Shares redeemed			(647,318)	(685,506)	(2,585,540)	(3,154,179)
Net decrease from capital stock transactions			(325,156)	(182,775)	(879,139)	(812,682)
Class C Shares
Shares sold					3,290,899	5,377,576	5,704,108	2,482,092
Issued to shareholders in reinvestment of distributions					110,743	80,942	438,189	256,128
Shares redeemed					(2,135,227)	(1,217,465)	(1,013,937)	(120,714)
Net increase from capital stock transactions					1,266,415	4,241,053	5,128,360	2,617,506
Class Y Shares
Shares sold	81,139	7,198,487	1,733,581	1,311,977			51,075,935	29,632,400
Issued to shareholders in reinvestment of distributions	26,796	23,415	31,473	35,460			2,791,002	993,428
Shares redeemed	(3,216,930)	(392,886)	(1,452,400)	(17,753,536)			(32,641,444)	(15,977,429)
Net increase (decrease) from capital stock transactions	(3,108,995)	6,829,016	312,654	(16,406,099)			21,225,493	14,648,399
Class R6 Shares
Shares sold							2,861,624	25,000
Issued to shareholders in reinvestment of distributions							51,333	11,108
Shares redeemed							(116,108)	–
Net increase from capital stock transactions							2,796,849	36,108
Total net increase (decrease) from capital stock transactions	(3,108,995)	6,829,016	(1,872,998)	(15,083,475)	2,509,002	10,218,955	35,035,899	21,189,183
Total increase (decrease) in net assets	(3,464,963)	7,267,337	(5,747,120)	(17,293,904)	1,946,791	18,737,118	28,850,473	20,981,710
Net Assets at end of period	$23,545,115	$27,010,078	$25,503,956	$31,251,076	$147,233,643	$145,286,852	$89,071,393	$60,220,920
Undistributed net investment income included in net assets	$4,848	$2,635	$9,492	$6,596	$–	$1,901	$–	$–
Capital Share transactions:
Class A Shares
Shares sold			265,723	677,461	1,003,726	1,291,377	759,705	413,192
Issued to shareholders in reinvestment of distributions			416,152	366,432	134,264	124,380	110,180	79,490
Shares redeemed			(988,266)	(822,021)	(999,059)	(942,377)	(260,367)	(103,163)
Net increase (decrease) in shares outstanding			(306,391)	221,872	138,931	473,380	609,518	389,519
Class B Shares
Shares sold			25,728	45,511	105,641	153,724
Issued to shareholders in reinvestment of distributions			25,617	26,046	8,671	8,689
Shares redeemed			(100,582)	(96,615)	(174,264)	(219,143)
Net decrease in shares outstanding			(49,237)	(25,058)	(59,952)	(56,730)
Class C Shares
Shares sold					221,556	372,703	612,689	251,128
Issued to shareholders in reinvestment of distributions					7,477	5,571	47,722	26,186
Shares redeemed					(144,085)	(84,099)	(108,461)	(12,321)
Net increase from capital stock transactions					84,948	294,175	551,950	264,993
Class Y Shares
Shares sold	7,034	631,195	287,679	192,649			5,296,137	2,943,413
Issued to shareholders in reinvestment of distributions	2,338	2,053	5,194	5,245			294,148	99,219
Shares redeemed	(282,934)	(34,705)	(237,196)	(2,602,446)			(3,394,084)	(1,574,659)
Net increase (decrease) in shares outstanding	(273,562)	598,543	55,677	(2,404,552)			2,196,201	1,467,973
Class R6 Shares
Shares sold							295,083	2,512
Issued to shareholders in reinvestment of distributions							5,516	1,107
Shares redeemed							(12,115)	–
Net increase in shares outstanding							288,484	3,619

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Dividend Income Fund		Large Cap Value Fund		Investors Fund		Large Cap Growth Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Assets at beginning of period	$21,518,235	$18,657,813	$203,817,722	$204,476,151	$173,358,800	$203,678,461	$187,202,550	$156,356,448
Increase (decrease) in net assets from operations:
Net investment income	370,248	338,908	1,202,520	1,780,823	850,971	888,734	1,259,949	517,060
Net realized gain .	830,164	1,215,981	19,715,065	33,719,665	14,548,492	31,504,261	30,298,105	14,683,779
Net change in unrealized appreciation (depreciation)	(863,192)	784,431	(22,072,941)	(9,008,042)	(7,809,747)	(4,278,949)	(21,418,198)	8,479,224
Net increase (decrease) in net assets from operations	337,220	2,339,320	(1,155,356)	26,492,446	7,589,716	28,114,046	10,139,856	23,680,063
Distributions to shareholders from:
Net investment income
Class A	–	–	(530,834)	(558,942)	(3,124)	(256)	(153,577)	(1)
Class B	–	–	(982)	(2,969)	–	–	–	–
Class Y	(355,808)	(338,908)	(1,222,110)	(1,439,649)	(722,755)	(205,696)	(574,923)	(199,656)
Class R6	–	–	–	–	(31,748)	(6,296)	–	–
Net realized gains
Class A	–	–	(9,855,995)	–	(282,552)	(16,415)	(5,000,863)	(2,167,745)
Class B	–	–	(680,861)	–	–	–	(405,694)	(204,606)
Class Y	(1,219,689)	(554,711)	(16,853,584)	–	(29,941,971)	(5,995,694)	(8,983,417)	(3,413,769)
Class R6	–	–	–	–	(1,315,235)	(183,523)	–	–
Total distributions	(1,575,497)	(893,619)	(29,144,366)	(2,001,560)	(32,297,385)	(6,407,880)	(15,118,474)	(5,985,777)
Capital Stock transactions:
Class A Shares
Shares sold			4,423,301	5,087,856	1,008,592	1,035,158	3,375,075	5,417,757
Issued to shareholders in reinvestment of distributions			10,243,270	551,494	279,828	16,672	5,091,132	2,142,366
Shares redeemed			(10,600,838)	(10,428,959)	(231,323)	(81,568)	(8,944,227)	(9,129,847)
Net increase (decrease) from capital stock transactions			4,065,733	(4,789,609)	1,057,097	970,262	(478,020)	(1,569,724)
Class B Shares
Shares sold			427,559	730,039			598,887	465,516
Issued to shareholders in reinvestment of distributions			678,940	2,952			404,362	203,976
Shares redeemed			(1,141,251)	(1,691,990)			(990,037)	(1,515,416)
Net increase (decrease) from capital stock transactions			(34,752)	(958,999)			13,212	(845,924)
Class Y Shares
Shares sold	1,989,210	4,344,388	12,963,807	32,136,613	11,006,964	35,887,369	12,537,110	40,766,887
Issued to shareholders in reinvestment of distributions	1,511,616	861,540	18,074,172	1,439,649	17,846,708	4,069,483	9,558,340	3,613,425
Shares redeemed	(2,856,226)	(3,791,207)	(31,378,574)	(52,976,969)	(62,675,960)	(90,388,771)	(29,016,190)	(28,812,848)
Net increase (decrease) from capital stock transactions	644,600	1,414,721	(340,595)	(19,400,707)	(33,822,288)	(50,431,919)	(6,920,740)	15,567,464
Class R6 Shares
Shares sold					2,128,479	322,986
Issued to shareholders in reinvestment of distributions					1,346,983	189,820
Shares redeemed					(1,077,198)	(3,076,976)
Net increase (decrease) from capital stock transactions					2,398,264	(2,564,170)
Total net increase (decrease) from capital stock transactions	644,600	1,414,721	3,690,386	(25,149,315)	(30,366,927)	(52,025,827)	(7,385,548)	13,151,816
Total increase (decrease) in net assets	(593,677)	2,860,422	(26,609,336)	(658,429)	(55,074,596)	(30,319,661)	(12,364,166)	30,846,102
Net Assets at end of period	$20,924,558	$21,518,235	$177,208,386	$203,817,722	$118,284,204	$173,358,800	$174,838,384	$187,202,550
Undistributed net investment income included in net assets	$8,506	$2,201	$860,234	$1,412,067	$795,675	$702,331	$1,048,456	$517,059
Capital Share transactions:
Class A Shares
Shares sold			255,629	278,846	47,076	43,777	148,335	245,967
Issued to shareholders in reinvestment of distributions			596,927	31,264	13,268	724	228,200	100,064
Shares redeemed			(636,857)	(568,779)	(11,159)	(3,400)	(398,879)	(412,845)
Net increase (decrease) in shares outstanding			215,699	(258,669)	49,185	41,101	(22,344)	(66,814)
Class B Shares
Shares sold			25,274	40,704			29,797	23,799
Issued to shareholders in reinvestment of distributions			40,127	169			20,474	10,602
Shares redeemed			(67,859)	(94,460)			(49,271)	(77,390)
Net increase (decrease) in shares outstanding			(2,458)	(53,587)			1,000	(42,989)
Class Y Shares
Shares sold	87,166	193,006	777,399	1,774,354	521,213	1,539,785	547,441	1,808,577
Issued to shareholders in reinvestment of distributions	66,708	38,403	1,054,503	81,705	845,815	176,780	425,193	167,599
Shares redeemed	(126,660)	(169,660)	(1,822,188)	(2,914,791)	(2,892,859)	(3,780,734)	(1,274,290)	(1,334,746)
Net increase (decrease) in shares outstanding	27,214	61,749	9,714	(1,058,732)	(1,525,831)	(2,064,169)	(301,656)	641,430
Class R6 Shares
Shares sold					87,423	13,602
Issued to shareholders in reinvestment of distributions					63,627	8,239
Shares redeemed					(50,991)	(136,434)
Net increase (decrease) in shares outstanding					100,059	(114,593)

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Mid Cap Fund		Small Cap Fund		NorthRoad International Fund		International Stock Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Assets at beginning of period	$290,650,610	$323,586,628	$64,439,940	$50,280,101	$45,425,305	$32,628,399	$33,010,915	$62,150,969
Increase (decrease) in net assets from operations:
Net investment income (loss)	(1,433,150)	(711,103)	246,443	309,327	816,408	783,752	361,192	780,376
Net realized gain.	15,183,881	51,687,953	3,744,598	4,258,634	141,024	1,651,193	365,802	10,955,287
Net change in unrealized appreciation (depreciation)	2,822,289	(19,200,340)	(991,275)	(656,750)	(2,600,056)	(4,183,840)	(805,075)	(9,847,171)
Net increase (decrease) in net assets from operations	16,573,020	31,776,510	2,999,766	3,911,211	(1,642,624)	(1,748,895)	(78,081)	1,888,492
Distributions to shareholders from:
Net investment income
Class A	–	–	(8,622)	–	–	–	(533,657)	(196,126)
Class B	–	–	–	–	–	–	(31,860)	(4,534)
Class Y	–	–	(334,294)	–	(674,182)	(526,648)	(210,332)	(341,577)
Class R6	–	–	–	(2,317)	(180,437)	(204)	–	–
Net realized gains
Class A	(10,096,248)	(3,967,132)	(191,090)	(187,370)	–	–	–	–
Class B	(827,997)	(411,064)	(25,961)	(20,771)	–	–	–	–
Class Y	(36,856,357)	(17,376,994)	(3,500,200)	(1,945,021)	(1,361,399)	(781,796)	–	–
Class R6	(1,049,409)	(320,452)	–	–	(364,362)	(302)	–	–
Total distributions	(48,830,011)	(22,075,642)	(4,060,167)	(2,155,479)	(2,580,380)	(1,308,950)	(775,849)	(542,237)
Capital Stock transactions:
Class A Shares
Shares sold	3,292,194	4,513,570	773,600	724,712			2,379,285	3,237,394
Issued to shareholders in reinvestment of distributions	10,025,872	3,933,648	199,707	187,260			527,393	193,731
Shares redeemed	(9,476,158)	(9,757,434)	(1,112,553)	(1,874,511)			(4,455,302)	(5,088,253)
Net increase (decrease) from capital stock transactions	3,841,908	(1,310,216)	(139,246)	(962,539)			(1,548,624)	(1,657,128)
Class B Shares
Shares sold	320,087	462,609	84,462	111,058			279,135	223,658
Issued to shareholders in reinvestment of distributions	827,123	410,354	25,961	20,588			31,860	4,518
Shares redeemed	(1,358,274)	(2,141,980)	(184,776)	(111,768)			(651,975)	(1,135,578)
Net increase (decrease) from capital stock transactions	(211,064)	(1,269,017)	(74,353)	19,878			(340,980)	(907,402)
Class Y Shares
Shares sold	27,769,283	27,738,092	26,907,349	27,454,584	9,402,829	15,883,967	12,453,021	14,862,886
Issued to shareholders in reinvestment of distributions	25,946,268	12,242,989	3,544,488	1,418,926	525,272	319,523	210,332	61,110
Shares redeemed	(55,123,047)	(78,676,105)	(6,017,531)	(15,526,742)	(6,991,005)	(9,240,235)	(4,601,090)	(42,845,775)
Net increase (decrease) from capital stock transactions	(1,407,496)	(38,695,024)	24,434,306	13,346,768	2,937,096	6,963,255	8,062,263	(27,921,779)
Class R6 Shares
Shares sold	4,515,567	644,684			864,300	8,890,990
Issued to shareholders in reinvestment of distributions	1,049,409	320,452			544,800	506
Shares redeemed	(301,759)	(2,327,765)			(119,236)	–
Net increase (decrease) from capital stock transactions	5,263,217	(1,362,629)			1,289,864	8,891,496
Total net increase (decrease) from capital stock transactions	7,486,565	(42,636,886)	24,220,707	12,404,107	4,226,960	15,854,751	6,172,659	(30,486,309)
Total increase (decrease) in net assets	(24,770,426)	(32,936,018)	23,160,306	14,159,839	3,956	12,796,906	5,318,729	(29,140,054)
Net Assets at end of period	$265,880,184	$290,650,610	$87,600,246	$64,439,940	$45,429,261	$45,425,305	$38,329,644	$33,010,915
Undistributed net investment income included in net assets	$–	$–	$112,311	$274,955	$691,903	$748,357	$351,817	$781,469
Capital Share transactions:
Class A Shares
Shares sold	378,026	485,015	51,618	49,333			178,791	241,599
Issued to shareholders in reinvestment of distributions	1,182,296	427,106	13,261	12,602			41,790	14,425
Shares redeemed	(1,116,448)	(1,041,231)	(74,908)	(129,652)			(341,596)	(379,025)
Net increase (decrease) in shares outstanding	443,874	(129,110)	(10,029)	(67,717)			(121,015)	(123,001)
Class B Shares
Shares sold	42,643	55,249	5,872	7,756			21,503	16,837
Issued to shareholders in reinvestment of distributions	112,995	49,861	1,802	1,436			2,569	342
Shares redeemed	(182,024)	(258,038)	(12,831)	(7,981)			(50,526)	(86,152)
Net increase (decrease) in shares outstanding	(26,386)	(152,928)	(5,157)	1,211			(26,454)	(68,973)
Class Y Shares
Shares sold	3,149,762	2,917,626	1,782,129	1,873,671	833,074	1,274,876	938,710	1,118,323
Issued to shareholders in reinvestment of distributions	2,978,906	1,302,445	235,202	95,358	49,789	26,738	16,680	4,550
Shares redeemed	(6,101,904)	(8,241,261)	(397,954)	(1,056,199)	(642,543)	(779,518)	(358,949)	(3,150,181)
Net increase (decrease) in shares outstanding	26,764	(4,021,190)	1,619,377	912,830	240,320	522,096	596,441	(2,027,308)
Class R6 Shares
Shares sold	508,499	67,209			75,185	746,515
Issued to shareholders in reinvestment of distributions	119,523	33,982			51,299	42
Shares redeemed	(33,600)	(240,479)			(10,717)	–
Net increase (decrease) in shares outstanding	594,422	(139,288)			115,767	746,557

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Hansberger International Growth Fund*			Target Retirement 2020 Fund		Target Retirement 2030 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014[1]	Year Ended December 31, 2013	Year Ended October 31, 2015	Period from August 29, 2014 to October 31, 2014[2]	Year Ended October 31, 2015	Period from August 29, 2014 to October 31, 2014[2]
Net Assets at beginning of period	$156,780,547	$266,555,325	$522,595,541	$61,964,350	$–	$82,852,177	$–
Increase (decrease) in net assets from operations:
Net investment income .	508,794	2,555,878	3,708,991	872,479	185,951	1,234,059	252,295
Net realized gain.	8,360,702	19,367,136	43,393,169	1,693,559	561,840	2,099,659	1,522,964
Net change in unrealized appreciation (depreciation)	(6,988,840)	(38,589,621)	6,406,886	(984,069)	(791,797)	(1,065,611)	(1,906,515)
Net increase (decrease) in net assets from operations	1,880,656	(16,666,607)	53,509,046	1,581,969	(44,006)	2,268,107	(131,256)
Distributions to shareholders from:
Net investment income
Class Y	(130,885)	–	(40,911)
Class R6	–	–	–	(537,568)		(781,023)
Class I	(2,365,747)	–	(3,315,218)
Net realized gains
Class R6	–	–	–	(604,745)		(1,632,546)
Total distributions	(2,496,632)	–	(3,356,129)	(1,142,313)		(2,413,569)
Capital Stock transactions:
Class Y Shares
Shares sold	15,399	47,615	311,359
Issued to shareholders in reinvestment of distributions	128,025	–	40,272
Shares redeemed	(484,040)	(802,844)	(1,435,511)
Net decrease from capital stock transactions	(340,616)	(755,229)	(1,083,880)
Class R6 Shares
Shares sold				1,965,286	65,040,867	2,827,154	86,549,653
Issued to shareholders in reinvestment of distributions				1,142,314	–	2,413,569	–
Shares redeemed				(11,892,996)	(3,032,511)	(8,940,513)	(3,566,220)
Net increase (decrease) from capital stock transactions				(8,785,396)	62,008,356	(3,699,790)	82,983,433
Class I Shares
Shares sold	819,009	927,144	10,861,909
Issued to shareholders in reinvestment of distributions	2,365,747	–	2,748,605
Shares redeemed	(125,603,689)	(93,280,086)	(318,719,767)
Net decrease from capital stock transactions	(122,418,933)	(92,352,942)	(305,109,253)
Total net increase (decrease) from capital stock transactions	(122,759,549)	(93,108,171)	(306,193,133)	(8,785,396)	62,008,356	(3,699,790)	82,983,433
Total increase (decrease) in net assets	(123,375,525)	(109,774,778)	(256,040,216)	(8,345,740)	61,964,350	(3,845,252)	82,852,177
Net Assets at end of period	$33,405,022	$156,780,547	$266,555,325	$53,618,610	$61,964,350	$79,006,925	$82,852,177
Undistributed net investment income (loss) included in net assets	$129,997	$2,240,888	$(268,082)	$624,905	$185,951	$815,924	$252,295
Capital Share transactions:
Class Y Shares
Shares sold	905	2,674	19,024
Issued to shareholders in reinvestment of distributions	8,270	–	2,293
Shares redeemed	(29,533)	(45,877)	(87,609)
Net decrease in shares outstanding	(20,358)	(43,203)	(66,292)
Class R6 Shares
Shares sold				194,179	6,504,391	279,805	8,656,906
Issued to shareholders in reinvestment of distributions				114,460	–	243,549	–
Shares redeemed				(1,184,264)	(306,433)	(894,665)	(361,382)
Net increase (decrease) in shares outstanding				(875,625)	6,197,958	(371,311)	8,295,524
Class I Shares
Shares sold	48,884	54,325	623,674
Issued to shareholders in reinvestment of distributions	152,826	–	156,616
Shares redeemed	(7,498,009)	(5,530,183)	(19,699,473)
Net decrease in shares outstanding	(7,296,299)	(5,475,858)	(18,919,183)

*The Statements of Changes in Net Assets presented herein include the operating results of the Hansberger International Series International Growth Fund through July 31, 2014. See Note 1 for a discussion of the Fund’s reorganization.
[1] Effective at the close of business on July 31, 2014, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information.
[2] Commenced investment operations August 29, 2014. See Note 1 for further information.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Target Retirement 2040 Fund		Target Retirement 2050 Fund
	Year Ended October 31, 2015	Period from August 29, 2014 to October 31, 2014[1]	Year Ended October 31, 2015	Period from August 29, 2014 to October 31, 2014[1]
Net Assets at beginning of period	$58,902,574	$–	$21,265,564	$–
Increase (decrease) in net assets from operations:
Net investment income .	839,055	176,278	326,330	58,479
Net realized gain.	1,997,182	1,401,274	416,075	408,755
Net change in unrealized appreciation (depreciation)	(1,252,918)	(1,699,031)	(90,904)	(509,226)
Net increase (decrease) in net assets from operations	1,583,319	(121,479)	651,501	(41,992)
Distributions to shareholders from:
Net investment income
Class R6	(588,549)		(227,101)
Net realized gains
Class R6	(1,513,221)		(463,433)
Total distributions	(2,101,770)		(690,534)
Capital Stock transactions:
Class R6 Shares
Shares sold	1,322,699	60,698,322	2,060,597	22,015,358
Issued to shareholders in reinvestment of distributions	2,101,769	–	690,534	–
Shares redeemed	(11,779,177)	(1,674,269)	(3,495,489)	(707,802)
Net increase (decrease) from capital stock transactions	(8,354,709)	59,024,053	(744,358)	21,307,556
Total net increase (decrease) from capital stock transactions	(8,354,709)	59,024,053	(744,358)	21,307,556
Total increase (decrease) in net assets	(8,873,160)	58,902,574	(783,391)	21,265,564
Net Assets at end of period	$50,029,414	$58,902,574	$20,482,173	$21,265,564
Undistributed net investment income included in net assets	$522,865	$176,278	$199,012	$ 58,479
Capital Share transactions:
Class R6 Shares
Shares sold	132,290	6,070,505	204,401	2,202,492
Issued to shareholders in reinvestment of distributions	213,378		69,681
Shares redeemed	(1,191,593)	(170,154)	(346,869)	(71,452)
Net increase (decrease) in shares outstanding	(845,925)	5,900,351	(72,787)	2,131,040

[1] Commenced investment operations August 29, 2014

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

						CONSERVATIVE ALLOCATION FUND
			CLASS A					CLASS B					CLASS C
		Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$11.15	$10.68	$10.43	$9.94	$10.02	$11.19	$10.71	$10.42	$9.94	$10.03	$11.20	$10.72	$10.43	$9.95	$10.04
Income from Investment Operations:
Net investment income[1]	0.13	0.15	0.22	0.24	0.25	0.06	0.06	0.15	0.16	0.17	0.05	0.06	0.16	0.16	0.19
Net realized and unrealized gain (loss) on investments	–	0.50	0.48	0.50	0.04	(0.01)	0.51	0.47	0.50	0.05	(0.01)	0.51	0.46	0.50	0.03
Total from investment operations	0.13	0.65	0.70	0.74	0.29	0.05	0.57	0.62	0.66	0.22	0.04	0.57	0.62	0.66	0.22
Less Distributions:
Distributions from net investment income	(0.17)	(0.14)	(0.45)	(0.25)	(0.37)	(0.07)	(0.05)	(0.33)	(0.18)	(0.31)	(0.07)	(0.05)	(0.33)	(0.18)	(0.31)
Distributions from capital gains	(0.48)	(0.04)	–	–	–	(0.48)	(0.04)	–	–	–	(0.48)	(0.04)	–	–	–
Total distributions	(0.65)	(0.18)	(0.45)	(0.25)	(0.37)	(0.55)	(0.09)	(0.33)	(0.18)	(0.31)	(0.55)	(0.09)	(0.33)	(0.18)	(0.31)
Net increase (decrease) in net asset value	(0.52)	0.47	0.25	0.49	(0.08)	(0.50)	0.48	0.29	0.48	(0.09)	(0.51)	0.48	0.29	0.48	(0.09)
Net Asset Value at end of period	$10.63	$11.15	$10.68	$10.43	$9.94	$10.69	$11.19	$10.71	$10.42	$9.94	$10.69	$11.20	$10.72	$10.43	$9.95
Total Return (%)[2]	1.17	6.13	6.90	7.60	3.00	0.44	5.41	6.05	6.75	2.19	0.34	5.41	6.05	6.75	2.19
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$46,039	$44,438	$42,353	$41,905	$35,293	$10,064	$11,393	$11,569	$9,521	$8,203	$19,694	$18,948	$16,787	$10,813	$5,846
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.23	1.35	2.09	2.34	2.40	0.59	0.59	1.29	1.61	1.67	0.49	0.57	1.22	1.49	1.76
Portfolio turnover (%)[3]	83	96	69	40	26	83	96	69	40	26	83	96	69	40	26

						MODERATE ALLOCATION FUND
			CLASS A					CLASS B					CLASS C
		Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$12.27	$11.50	$10.35	$9.76	$9.63	$12.19	$11.43	$10.29	$9.70	$9.58	$12.20	$11.44	$10.30	$9.71	$9.58
Income from Investment Operations:
Net investment income[1]	0.13	0.12	0.17	0.19	0.16	0.05	0.04	0.09	0.11	0.08	0.02	0.03	0.10	0.10	0.08
Net realized and unrealized gain on investments	0.04	0.80	1.23	0.63	0.22	0.04	0.78	1.23	0.63	0.21	0.07	0.79	1.22	0.64	0.22
Total from investment operations	0.17	0.92	1.40	0.82	0.38	0.09	0.82	1.32	0.74	0.29	0.09	0.82	1.32	0.74	0.30
Less Distributions:
Distributions from net investment income	(0.17)	(0.15)	(0.25)	(0.23)	(0.25)	(0.11)	(0.06)	(0.18)	(0.15)	(0.17)	(0.11)	(0.06)	(0.18)	(0.15)	(0.17)
Distributions from capital gains	(0.65)	–	–	–	–	(0.65)	–	–	–	–	(0.65)	–	–	–	–
Total distributions	(0.82)	(0.15)	(0.25)	(0.23)	(0.25)	(0.76)	(0.06)	(0.18)	(0.15)	(0.17)	(0.76)	(0.06)	(0.18)	(0.15)	(0.17)
Net increase (decrease) in net asset value	(0.65)	0.77	1.15	0.59	0.13	(0.67)	0.76	1.14	0.59	0.12	(0.67)	0.76	1.14	0.59	0.13
Net Asset Value at end of period	$11.62	$12.27	$11.50	$10.35	$9.76	$11.52	$12.19	$11.43	$10.29	$9.70	$11.53	$12.20	$11.44	$10.30	$9.71
Total Return (%)[2]	1.44	8.03	13.87	8.55	3.97	0.72	7.18	12.98	7.77	3.19	0.72	7.17	12.97	7.77	3.19
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$107,043	$109,148	$104,849	92,954	$84,321	$29,451	$33,235	$33,070	$29,821	$26,928	$9,506	$8,238	$7,347	$5,253	$3,939
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.02	1.00	1.55	1.86	1.64	0.41	0.27	0.82	1.11	0.88	0.01	0.21	0.82	1.02	0.90
Portfolio turnover (%)[3]	81	89	69	50	20	81	89	69	50	20	81	89	69	50	20

[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

						AGGRESSIVE ALLOCATION FUND
			CLASS A						CLASS B					CLASS C
		Year Ended October 31,					Year Ended October 31,						Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014		2013	2012	2011	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$12.81	$11.72	$10.01	$9.32	$9.04	$12.61	$11.59		$9.89	$9.23	$8.96	$12.62	$11.60	$9.90	$9.24	$8.97
Income from Investment Operations:
Net investment income (loss)[1]	0.11	0.09	0.12	0.12	0.07	0.03	0.00	[4]	0.04	0.05	0.00 [4]	0.02	(0.01)	0.05	0.03	(0.02)
Net realized and unrealized gain on investments	0.10	1.04	1.80	0.70	0.32	0.09	1.02		1.80	0.68	0.32	0.10	1.03	1.79	0.70	0.34
Total from investment operations	0.21	1.13	1.92	0.82	0.39	0.12	1.02		1.84	0.73	0.32	0.12	1.02	1.84	0.73	0.32
Less Distributions:
Distributions from net investment income	(0.20)	(0.04)	(0.21)	(0.13)	(0.11)	(0.13)	–		(0.14)	(0.07)	(0.05)	(0.13)	–	(0.14)	(0.07)	(0.05)
Distributions from capital gains	(0.95)	–	–	–	–	(0.95)	–		–	–	–	(0.95)	–	–	–	–
Total distributions	(1.15)	(0.04)	(0.21)	(0.13)	(0.11)	(1.08)	–		(0.14)	(0.07)	(0.05)	(1.08)	–	(0.14)	(0.07)	(0.05)
Net increase (decrease) in net asset value	(0.94)	1.09	1.71	0.69	0.28	(0.96)	1.02		1.70	0.66	0.27	(0.96)	1.02	1.70	0.66	0.27
Net Asset Value at end of period	$11.87	$12.81	$11.72	$10.01	$9.32	$11.65	$12.61		$11.59	$9.89	$9.23	$11.66	$12.62	$11.60	$9.90	$9.24
Total Return (%)[2]	1.66	9.67	19.56	8.87	4.29	0.91	8.80		18.79	7.99	3.54	0.91	8.79	18.78	7.98	3.54
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$46,834	$45,697	$41,526	$33,282	$30,190	$12,383	$13,063		$12,365	$10,787	$9,975	$2,600	$2,547	$2,116	$1,099	$828
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45		1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45		1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.81	0.73	1.02	1.22	0.74	0.21	(0.01)		0.34	0.48	(0.00)[4]	0.05	(0.09)	0.10	0.32	(0.32)
Portfolio turnover (%)[3]	72	78	67	67	29	72	78		67	67	29	72	78	67	67	29

									CASH RESERVES FUND
				CLASS A										CLASS B
			Year Ended October 31,										Year Ended October 31,
	2015		2014		2013		2012		2011		2015		2014		2013		2012		2011
Net Asset Value at beginning of period	$1.00		$ 1.00		$ 1.00		$1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income from Investment Operations:
Net investment income (loss)[1]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00[4]
Total from investment operations	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00[4]
Net increase (decrease) in net asset value	0.00	[4]	0.00		0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00[4]
Net Asset Value at end of period	$1.00		$ 1.00		$ 1.00		$1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Total Return (%)[2]	0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,076		$ 20,570		$ 24,552		$11,654		$ 12,298		$ 234		$ 461		$ 524		$ 826		$ 1,601
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.55		0.55		0.55		0.55		0.55		1.30		1.30		1.30		1.30		1.30
After reimbursement of expenses by Adviser (%)	0.07	[5]	0.07	[5]	0.09	[5]	0.08	[5]	0.10	[5]	0.08	[5]	0.07	[5]	0.10	[5]	0.07	[5]	0.10[5]
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.00	[5]	0.00	[5]	(0.00)[5]		0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.00[5]

[1] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Amounts represent less than $0.005 per share.
[5] Ratio is net of fees waived by the adviser and distributor (See Note 3).

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

		TAX-FREE VIRGINIA FUND*							TAX-FREE NATIONAL FUND*
			CLASS Y							CLASS Y
	Year Ended October 31,				Year Ended September 30,			Year Ended October 31,				Year Ended September 30,
	2015	2014	2013[6]		2013	2012	2011	2015	2014	2013[6]		2013	2012	2011
Net Asset Value at beginning of period	$11.70	$11.54	$11.50		$12.24	$11.92	$11.98	$11.08	$10.73	$10.70		$11.44	$11.05	$11.16
Income from Investment Operations:
Net investment income[1]	0.28	0.30	0.03		0.32	0.35	0.35	0.27	0.29	0.03		0.32	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.01)	0.35	0.04		(0.65)	0.33	–	0.01	0.40	0.03		(0.66)	0.43	(0.02)
Total from investment operations	0.27	0.65	0.07		(0.33)	0.68	0.35	0.28	0.69	0.06		(0.34)	0.76	0.32
Less Distributions:
Distributions from net investment income	(0.28)	(0.30)	(0.03)		(0.32)	(0.35)	(0.35)	(0.27)	(0.29)	(0.03)		(0.32)	(0.33)	(0.34)
Distributions from capital gains	(0.08)	(0.19)	–		(0.09)	(0.01)	(0.06)	(0.08)	(0.05)	–		(0.08)	(0.04)	(0.09)
Total distributions	(0.36)	(0.49)	(0.03)		(0.41)	(0.36)	(0.41)	(0.35)	(0.34)	(0.03)		(0.40)	(0.37)	(0.43)
Net increase (decrease) in net asset value	(0.09)	0.16	0.04		(0.74)	0.32	(0.06)	(0.07)	0.35	0.03		(0.74)	0.39	(0.11)
Net Asset Value at end of period	$11.61	$11.70	$11.54		$11.50	$12.24	$11.92	$11.01	$11.08	$10.73		$10.70	$11.44	$11.05
Total Return (%)[2]	2.36	5.82	0.57	[4]	(2.77)	5.75	3.10	2.61	6.52	0.52	[4]	(3.03)	7.02	3.02
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,659	$23,100	$23,408		$23,215	$26,117	$25,009	$27,744	$28,415	$27,805		$28,328	$31,526	$31,319
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.85	0.85	0.85	[5]	0.85	0.98	1.03	0.85	0.85	0.85	[5]	0.85	1.00	1.06
After reimbursement of expenses by Adviser (%)	0.85	0.85	0.85	[5]	0.85	–	–	0.85	0.85	0.85	[5]	0.85	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.45	2.63	2.58	[5]	2.71	2.88	3.03	2.44	2.65	2.79	[5]	2.92	2.97	3.11
Portfolio turnover (%)[3]	12	16	–	[4]	14	12	7	15	30	6	[4]	24	13	13

		HIGH QUALITY BOND FUND*
		CLASS Y
	Year Ended October 31,			Year Ended December 31,
	2015	2014	2013[7]	2012	2011	2010
Net Asset Value at beginning of period	$11.04	$11.07	$11.21	$11.15	$10.94	$10.68
Income from Investment Operations:
Net investment income[1]	0.11	0.11	0.09	0.13	0.16	0.19
Net realized and unrealized gain (loss) on investments	0.01	0.01	(0.13)	0.10	0.22	0.27
Total from investment operations	0.12	0.12	0.04	0.23	0.38	0.46
Less Distributions:
Distributions from net investment income	(0.11)	(0.11)	(0.08)	(0.13)	(0.16)	(0.19)
Distributions from capital gains	(0.01)	(0.04)	(0.02)	(0.04)	(0.01)	(0.01)
Total distributions	(0.12)	(0.15)	(0.10)	(0.17)	(0.17)	(0.20)
Net increase (decrease) in net asset value	–	(0.03)	(0.14)	0.06	0.21	0.26
Net Asset Value at end of period	$11.04	$11.04	$11.07	$11.21	$11.15	$10.94
Total Return (%)[2]	1.11	1.12	(0.35)[4]	2.04	3.53	4.35
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$102,552	$118,082	$132,688	$109,694	$104,849	$52,388
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.49	0.49	0.49[5]	0.49	0.49	0.49
After reimbursement of expenses by Adviser (%)	0.49	0.49	0.49[5]	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.00	1.00	0.99[5]	1.15	1.48	1.76
Portfolio turnover (%)[3]	35	20	30[4]	29	9	21

* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 1 month of information.
[7] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

							CORE BOND FUND
			CLASS A					CLASS B					CLASS Y
		Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$10.25	$10.21	$10.66	$10.59	$10.46	$10.25	$10.22	$10.67	$10.59	$10.46	$10.22	$10.19	$10.64	$10.58	$10.46
Income from Investment Operations:
Net investment income[1]	0.19	0.22	0.26	0.26	0.26	0.11	0.14	0.18	0.18	0.19	0.21	0.23	0.28	0.29	0.29
Net realized and unrealized gain (loss) on investments	(0.05)	0.09	(0.46)	0.07	0.13	(0.04)	0.08	(0.46)	0.08	0.12	(0.04)	0.09	(0.45)	0.06	0.12
Total from investment operations	0.14	0.31	(0.20)	0.33	0.39	0.07	0.22	(0.28)	0.26	0.31	0.17	0.32	(0.17)	0.35	0.41
Less Distributions:
Distributions from net investment income	(0.21)	(0.22)	(0.25)	(0.26)	(0.26)	(0.13)	(0.14)	(0.17)	(0.18)	(0.18)	(0.23)	(0.24)	(0.28)	(0.29)	(0.29)
Distributions from capital gains	(0.09)	(0.05)	–	–	–	(0.09)	(0.05)	–	–	–	(0.09)	(0.05)	–	–	–
Total distributions	(0.30)	(0.27)	(0.25)	(0.26)	(0.26)	(0.22)	(0.19)	(0.17)	(0.18)	(0.18)	(0.32)	(0.29)	(0.28)	(0.29)	(0.29)
Net increase (decrease) in net asset value	(0.16)	0.04	(0.45)	0.07	0.13	(0.15)	0.03	(0.45)	0.08	0.13	(0.15)	0.03	(0.45)	0.06	0.12
Net Asset Value at end of period	$10.09	$10.25	$10.21	$10.66	$10.59	$10.10	$10.25	$10.22	$10.67	$10.59	$10.07	$10.22	$10.19	$10.64	$10.58
Total Return (%)[2]	1.34	3.04	(1.92)	3.11	3.81	0.69	2.18	(2.65)	2.43	3.04	1.71	3.23	(1.65)	3.36	4.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$32,823	$33,973	$40,104	$45,671	$43,775	$2,929	$3,445	$4,433	$6,088	$5,678	$186,414	$187,790	$109,247	$74,486	$145,125
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90	1.65	1.65	1.65	1.65	1.65	0.65	0.65	0.65	0.65	0.65
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90	1.65	1.65	1.65	1.65	1.65	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.85	2.10	2.42	2.41	2.54	1.10	1.36	1.68	1.66	1.78	2.10	2.30	2.64	2.64	2.79
Portfolio turnover (%)[3]	57	41	24	6	12	57	41	24	6	12	57	41	24	6	12

	CORE BOND FUND				CORPORATE BOND FUND*
	CLASS R6					CLASS Y
	Year Ended October 31,		Inception to		Year Ended October 31,		Year Ended December 31,
	2015	2014	10/31/13[6]	2015	2014	2013[8]	2012	2011	2010
Net Asset Value at beginning of period	$10.24	$10.20	$10.53	$11.49	$11.27	$11.67	$11.27	$10.81	$10.68
Income from Investment Operations:
Net investment income[1]	0.23	0.20	0.14	0.29	0.25	0.19	0.24	0.22	0.48
Net realized and unrealized gain (loss) on investments	(0.06)	0.13	(0.34)	(0.13)	0.22	(0.38)	0.39	0.61	0.13
Total from investment operations	0.17	0.33	(0.20)	0.16	0.47	(0.19)	0.63	0.83	0.61
Less Distributions:
Distributions from net investment income	(0.23)	(0.24)	(0.13)	(0.29)	(0.25)	(0.19)	(0.23)	(0.36)	(0.48)
Distributions from capital gains	(0.09)	(0.05)	–	(0.02)	–	(0.02)	(0.00)[7]	(0.01)	–
Total distributions	(0.32)	(0.29)	(0.13)	(0.31)	(0.25)	(0.21)	(0.23)	(0.37)	(0.48)
Net increase (decrease) in net asset value	(0.15)	0.04	(0.33)	(0.15)	0.22	(0.40)	0.40	0.46	0.13
Net Asset Value at end of period	$10.09	$10.24	$10.20	$11.34	$11.49	$11.27	$11.67	$11.27	$10.81
Total Return (%)[2]	1.71	3.32	(1.86)[4]	1.40	4.21	(1.58)[4]	5.72	7.83	5.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,693	$10	$10	$23,545	$27,010	$19,743	$19,813	$17,550	$1,069
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.52	0.54	0.53 [5]	0.65	0.65	0.65 [5]	0.67	0.69	0.06
After reimbursement of expenses by Adviser (%)	0.52	0.54	0.53 [5]	0.65	0.65	0.65 [5]	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.24	1.99	2.71 [5]	2.55	2.22	2.05 [5]	2.04	1.98	4.44
Portfolio turnover (%)[3]	57	41	24 [4]	37	31	10 [4]	11	10	14

* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Commenced investment operations at the close of business on April 22, 2013.
[7] Amounts represent less than $0.005 per share.
[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

							HIGH INCOME FUND
			CLASS A					CLASS B					CLASS Y
		Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$6.79	$7.15	$7.15	$6.95	$7.10	$6.95	$7.30	$7.26	$7.05	$7.19	$6.73	$7.09	$7.10	$6.92	$7.09
Income from Investment Operations:
Net investment income[1]	0.32	0.35	0.41	0.45	0.48	0.29	0.30	0.37	0.40	0.44	0.01	1.02	0.45	0.47	0.49
Net realized and unrealized gain (loss) on investments	(0.47)	–	0.03	0.20	(0.16)	(0.50)	–	0.03	0.20	(0.17)	(0.14)	(0.65)	0.01	0.19	(0.16)
Total from investment operations	(0.15)	0.35	0.44	0.65	0.32	(0.21)	0.30	0.40	0.60	0.27	(0.13)	0.37	0.46	0.66	0.33
Less Distributions:
Distributions from net investment income	(0.32)	(0.36)	(0.44)	(0.45)	(0.47)	(0.27)	(0.30)	(0.36)	(0.39)	(0.41)	(0.35)	(0.38)	(0.47)	(0.48)	(0.50)
Distributions from capital gains	(0.39)	(0.35)	–	–	–	(0.39)	(0.35)	–	–	–	(0.39)	(0.35)	–	–	–
Total distributions	(0.71)	(0.71)	(0.44)	(0.45)	(0.47)	(0.66)	(0.65)	(0.36)	(0.39)	(0.41)	(0.74)	(0.73)	(0.47)	(0.48)	(0.50)
Net increase (decrease) in net asset value	(0.86)	(0.36)	(0.00)[7]	0.20	(0.15)	(0.87)	(0.35)	0.04	0.21	(0.14)	(0.87)	(0.36)	(0.01)	0.18	(0.17)
Net Asset Value at end of period	$5.93	$6.79	$7.15	$7.15	$6.95	$6.08	$6.95	$7.30	$7.26	$7.05	$5.86	$6.73	$7.09	$7.10	$6.92
Total Return (%)[2]	(2.29)	5.20	6.29	9.67	4.61	(3.11)	4.47	5.60	8.74	3.89	(2.00)	5.59	6.68	9.92	4.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,155	$28,596	$28,530	$27,061	$25,299	$1,685	$2,267	$2,566	$2,983	$3,023	$664	$388	$17,449	$53,121	$81,572
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00	1.75	1.75	1.75	1.75	1.75	0.75	0.75	0.75	0.75	0.75
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00	1.75	1.75	1.75	1.75	1.75	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	5.12	5.05	5.63	6.35	6.73	4.36	4.30	4.89	5.60	6.01	5.39	5.36	5.95	6.61	7.00
Portfolio turnover (%)[3]	28	52	28	36	55	28	52	28	36	55	28	52	28	36	55

						DIVERSIFIED INCOME FUND
			CLASS A					CLASS B				CLASS C
		Year Ended October 31,					Year Ended October 31,				Year Ended October 31,			Inception to
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	10/31/12[4]
Net Asset Value at beginning of period	$14.79	$13.89	$12.54	$11.68	$11.16	$14.88	$13.98	$12.61	$11.74	$11.22	$14.88	$13.97	$12.61	$12.53
Income from Investment Operations:
Net investment income[1]	0.23	0.23	0.24	0.26	0.29	0.13	0.13	0.13	0.18	0.20	0.13	0.13	0.13	0.04
Net realized and unrealized gain (loss) on investments	(0.03)	0.90	1.35	0.86	0.52	(0.04)	0.90	1.37	0.86	0.52	(0.04)	0.91	1.36	0.08
Total from investment operations	0.20	1.13	1.59	1.12	0.81	0.09	1.03	1.50	1.04	0.72	0.09	1.04	1.49	0.12
Less Distributions:
Distributions from net investment income	(0.24)	(0.23)	(0.24)	(0.26)	(0.29)	(0.14)	(0.13)	(0.13)	(0.17)	(0.20)	(0.14)	(0.13)	(0.13)	(0.04)
Total distributions	(0.24)	(0.23)	(0.24)	(0.26)	(0.29)	(0.14)	(0.13)	(0.13)	(0.17)	(0.20)	(0.14)	(0.13)	(0.13)	(0.04)
Net increase (decrease) in net asset value	(0.04)	0.90	1.35	0.86	0.52	(0.05)	0.90	1.37	0.87	0.52	(0.05)	0.91	1.36	0.08
Net Asset Value at end of period	$14.75	$14.79	$13.89	$12.54	$11.68	$14.83	$14.88	$13.98	$12.61	$11.74	$14.83	$14.88	$13.97	$12.61
Total Return (%)[2]	1.39	8.22	12.76	9.69	7.32	0.58	7.37	11.99	8.89	6.47	0.64	7.38	11.91	0.94	[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$121,026	$119,364	$105,521	$86,952	$72,913	$13,442	$14,378	$14,297	$14,387	$15,906	$12,766	$11,545	$6,732	$924
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10	1.85	1.85	1.85	1.85	1.85	1.85	1.85	1.84	1.83	[6]
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10	1.85	1.85	1.85	1.85	1.85	1.85	1.85	1.84	1.83	[6]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.59	1.61	1.75	2.14	2.51	0.84	0.86	1.01	1.42	1.77	0.84	0.83	0.88	0.83	[6]
Portfolio turnover (%)[3]	25	23	18	21	17	25	23	18	21	17	25	23	18	21	[5]

[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Commenced investment operations July 31, 2012.
[5] Not annualized.
[6] Annualized.
[7] Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

						COVERED CALL & EQUITY INCOME FUND[1]
			CLASS A			CLASS C							CLASS Y
		Year Ended October 31,				Year Ended October 31,			Inception to			Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	10/31/12[8]		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$9.92	$9.99	$9.76	$9.76	$10.27	$9.74	$9.89	$9.74	$9.66		$10.03	$10.08	$9.82	$9.81	$10.29
Income from Investment Operations:
Net investment income (loss)[3]	0.06	0.08	0.02	0.00 [2]	0.00 [2]	0.16	0.08	0.20	0.00	[2]	0.14	0.22	(0.28)	0.00 [2]	0.03
Net realized and unrealized gain (loss) on investments	(0.06)	0.77	1.12	0.82	0.50	(0.23)	0.69	0.86	0.28		(0.12)	0.67	1.45	0.84	0.50
Total from investment operations	–	0.85	1.14	0.82	0.50	(0.07)	0.77	1.06	0.28		0.02	0.89	1.17	0.84	0.53
Less Distributions:
Distributions from net investment income	(0.50)	(0.60)	(0.60)	–	–	(0.50)	(0.60)	(0.60)	–		(0.50)	(0.62)	(0.60)	(0.02)	–
Distributions from capital gains	(0.28)	(0.32)	(0.31)	(0.82)	(1.01)	(0.28)	(0.32)	(0.31)	(0.20)		(0.28)	(0.32)	(0.31)	(0.81)	(1.01)
Total distributions	(0.78)	(0.92)	(0.91)	(0.82)	(1.01)	(0.78)	(0.92)	(0.91)	(0.20)		(0.78)	(0.94)	(0.91)	(0.83)	(1.01)
Net increase (decrease) in net asset value	(0.78)	(0.07)	0.23	–	(0.51)	(0.85)	(0.15)	0.15	0.08		(0.76)	(0.05)	0.26	0.01	(0.48)
Net Asset Value at end of period	$9.14	$9.92	$9.99	$9.76	$9.76	$8.89	$9.74	$9.89	$9.74		$9.27	$10.03	$10.08	$9.82	$9.81
Total Return (%)[4]	(0.18)	8.90	12.29	8.61	5.22	(0.83)	8.01	11.44	2.88	[5]	0.13	9.08	12.60	8.73	5.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,042	$11,373	$7,559	$6,297	$4,072	$9,287	$4,805	$2,258	$527		$60,916	$43,891	$29,307	$81,779	$63,395
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.25	1.25	1.25	1.24	1.25	1.99	2.00	2.00	1.96	[6]	1.00	1.00	1.00	1.00	1.00
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.25	1.24	1.25	1.99	2.00	2.00	1.96	[6]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.13	(0.30)	(0.12)	(0.15)	(0.44)	(0.59)	(1.07)	(0.91)	(0.89)[6]		0.40	(0.03)	0.14	0.09	(0.15)
Portfolio turnover (%)[7]	107	139	100	84	107	107	139	100	84	[5]	107	139	100	84	107

	COVERED CALL & EQUITY INCOME FUND[1]						DIVIDEND INCOME FUND*
		CLASS R6						CLASS Y
	Year Ended October 31,			Inception to		Year Ended October 31,				Year Ended December 31,
	2015	2014	2013	10/31/12[8]		2015	2014	2013[9]		2012	2011	2010
Net Asset Value at beginning of period	$10.06	$10.09	$9.82	$9.72		$23.59	$21.94	$17.90		$17.17	$17.50	$16.39
Income from Investment Operations:
Net investment income[3]	0.24	0.13	0.04	0.00	[2]	0.40	0.38	0.28		0.36	0.20	0.19
Net realized and unrealized gain (loss) on investments	(0.21)	0.78	1.14	0.30		0.01	2.29	4.03		1.50	0.10	1.11
Total from investment operations	0.03	0.91	1.18	0.30		0.41	2.67	4.31		1.86	0.30	1.30
Less Distributions:
Distributions from net investment income	(0.50)	(0.62)	(0.60)	–		(0.38)	(0.38)	(0.27)		(0.35)	(0.20)	(0.19)
Distributions from capital gains	(0.28)	(0.32)	(0.31)	(0.20)		(1.34)	(0.64)	–		(0.78)	(0.43)	–
Total distributions	(0.78)	(0.94)	(0.91)	(0.20)		(1.72)	(1.02)	(0.27)		(1.13)	(0.63)	(0.19)
Net increase (decrease) in net asset value	(0.75)	(0.03)	0.27	0.10		(1.31)	1.65	4.04		0.73	(0.33)	1.11
Net Asset Value at end of period	$9.31	$10.06	$10.09	$9.82		$22.28	$23.59	$21.94		$17.90	$17.17	$17.50
Total Return (%)[4]	0.23	9.29	12.75	3.07	[5]	1.76	12.42	24.18	[5]	10.86	1.73	8.02
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,826	$152	$116	103		$20,925	$21,518	$18,658		$13,263	$11,189	$12,256
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.87	0.87	0.87	0.86	[6]	1.10	1.10	1.10	[6]	1.17	1.25	1.24
After reimbursement of expenses by Adviser (%)	0.87	0.87	0.87	0.86	[6]	0.95	0.95	0.95	[6]	1.09	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.70	0.10	0.21	0.17	[6]	1.75	1.66	1.66	[6]	1.95	–	–
Portfolio turnover (%)[7]	107	139	100	84	[5]	24	29	16	[5]	61	56	39

* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Prior to close of business on February 28, 2014, the Fund was known as the Equity Income Fund. See Note 1.
[2] Amounts represent less than $0.005 per share.
[3] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[4] Total return without applicable sales charge.
[5] Not annualized.
[6] Annualized.
[7] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[8] Class was launched on July 31, 2012.
[9] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

							LARGE CAP VALUE FUND
			CLASS A					CLASS B					CLASS Y
		Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$19.18	$17.04	$13.99	$12.42	$11.40	$18.84	$16.74	$13.74	$12.21	$11.20	$19.20	$17.06	$14.01	$12.44	$11.42
Income from Investment Operations:
Net investment income (loss)[1]	0.08	0.13	0.18	0.21	0.18	(0.05)	0.04	0.12	0.16	0.12	0.14	0.19	0.19	0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.10)	2.15	3.07	1.55	0.98	(0.09)	2.07	2.98	1.47	0.94	(0.11)	2.14	3.10	1.57	0.97
Total from investment operations	(0.02)	2.28	3.25	1.76	1.16	(0.14)	2.11	3.10	1.63	1.06	0.03	2.33	3.29	1.79	1.20
Less Distributions:
Distributions from net investment income	(0.14)	(0.14)	(0.20)	(0.19)	(0.14)	(0.00)[6]	(0.01)	(0.10)	(0.10)	(0.05)	(0.19)	(0.19)	(0.24)	(0.22)	(0.18)
Distributions from capital gains	(2.69)	–	–	–	–	(2.69)	–	–	–	–	(2.69)	–	–	–	–
Total distributions	(2.83)	(0.14)	(0.20)	(0.19)	(0.14)	(2.69)	(0.01)	(0.10)	(0.10)	(0.05)	(2.88)	(0.19)	(0.24)	(0.22)	(0.18)
Net increase (decrease) in net asset value	(2.85)	2.14	3.05	1.57	1.02	(2.83)	2.10	3.00	1.53	1.01	(2.85)	2.14	3.05	1.57	1.02
Net Asset Value at end of period	$16.33	$19.18	$17.04	$13.99	$12.42	$16.01	$18.84	$16.74	$13.74	$12.21	$16.35	$19.20	$17.06	$14.01	$12.44
Total Return (%)[2]	(0.80)	13.47	23.58	14.37	10.27	(1.49)	12.61	22.69	13.41	9.52	(0.51)	13.74	23.86	14.64	10.53
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$63,566	$70,495	$67,048	$58,537	$54,271	$4,096	$4,867	$5,222	$5,768	$7,199	$109,546	$128,456	$132,206	$84,545	$78,344
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.16	1.16	1.16	1.16	1.16	1.91	1.91	1.91	1.91	1.91	0.91	0.91	0.91	0.91	0.91
After reimbursement of expenses by Adviser (%)	1.16	1.16	1.16	1.16	1.16	1.91	1.91	1.91	1.91	1.91	0.91	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.47	0.69	1.12	1.51	1.44	(0.27)	(0.06)	0.40	0.79	0.70	0.73	0.92	1.33	1.76	1.69
Portfolio turnover (%)[3]	97	85	33	25	39	97	85	33	25	39	97	85	33	25	39

							INVESTORS FUND*
	CLASS A						CLASS Y					CLASS R6
	Year Ended October 31		Inception to		Year Ended October 31,				Year Ended December 31,			Year Ended October 31		Inception to
	2015	2014	10/31/13[7]		2015	2014	2013[8]		2012	2011	2010	2015	2014	10/31/13[7]
Net Asset Value at beginning of period	$25.01	$22.49	$22.06		$25.07	$22.50	$18.56		$16.40	$16.55	$15.07	$25.14	$22.51	$22.06
Income from Investment Operations:
Net investment income[1]	0.09	0.03	–		0.16	0.12	0.10		0.13	0.15	0.09	0.15	0.17	–
Net realized and unrealized gain (loss) on investments	1.06	3.18	0.43		1.05	3.15	3.94		2.17	(0.15)	1.48	1.10	3.16	0.45
Total from investment operations	1.15	3.21	0.43		1.21	3.27	4.04		2.30	–	1.57	1.25	3.33	0.45
Less Distributions:
Distributions from net investment income	(0.06)	(0.01)	–		(0.12)	(0.02)	(0.10)		(0.14)	(0.15)	(0.09)	(0.12)	(0.02)	–
Distributions from capital gains	(4.80)	(0.68)	–		(4.80)	(0.68)	–		–	–	–	(4.80)	(0.68)	–
Total distributions	(4.86)	(0.69)	–		(4.92)	(0.70)	(0.10)		(0.14)	(0.15)	(0.09)	(4.92)	(0.70)	–
Net increase (decrease) in net asset value	(3.71)	2.52	0.43		(3.71)	2.57	3.94		2.16	(0.15)	1.48	(3.67)	2.63	0.45
Net Asset Value at end of period	$21.30	$25.01	$22.49		$21.36	$25.07	$22.50		$18.56	$16.40	$16.55	$21.47	$25.14	$22.51
Total Return (%)[2]	4.78	14.55	1.95	[4]	5.07	14.84	21.78	[4]	14.05	–	10.44	5.25	15.10	2.04[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,189	$1,340	$280		$109,506	$166,819	$196,164		$35,176	$36,339	$42,882	$6,589	$5,200	$7,234
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.31	1.28	1.20	[5]	1.06	1.02	1.04	[5]	1.05	0.99	0.99	0.73	0.69	0.65[5]
After reimbursement of expenses by Adviser (%)	1.19	1.13	1.06	[5]	0.94	0.87	0.89	[5]	0.97	0.99	0.99	0.73	0.64	0.56[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.38	0.15	(0.22)[5]		0.62	0.43	0.41	[5]	0.75	0.82	0.60	0.83	0.65	0.23[5]
Portfolio turnover (%)[3]	33	52	34	[4]	33	52	34	[4]	47	36	41	33	52	34[4]

*The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Amounts represent less than $0.005 per share.
[7] Class was launched on September 20, 2013.
[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

							LARGE CAP GROWTH FUND
			CLASS A					CLASS B					CLASS Y
		Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$23.50	$21.06	$17.18	$16.00	$ 15.20	$20.99	$19.02	$15.61	$14.64	$13.99	$23.72	$21.24	$17.33	$16.11	$15.30
Income from Investment Operations:
Net investment income (loss)[2]	0.13	0.05	0.07	0.01	(0.01)	(0.04)	(0.17)	(0.12)	(0.12)	(0.13)	0.20	0.09	0.11	0.06	0.04
Net realized and unrealized gain on investments	1.15	3.17	3.88	1.17	0.83	1.01	2.92	3.56	1.09	0.78	1.14	3.22	3.91	1.18	0.82
Total from investment operations	1.28	3.22	3.95	1.18	0.82	0.97	2.75	3.44	0.97	0.65	1.34	3.31	4.02	1.24	0.86
Less Distributions:
Distributions from net investment income	(0.06)	–	(0.07)	–	(0.02)	–	–	(0.03)	–	–	(0.12)	(0.05)	(0.11)	(0.02)	(0.05)
Distributions from capital gains	(1.83)	(0.78)	–	–	–	(1.83)	(0.78)	–	–	–	(1.83)	(0.78)	–	–	–
Total distributions	(1.89)	(0.78)	(0.07)	–	(0.02)	(1.83)	(0.78)	(0.03)	–	–	(1.95)	(0.83)	(0.11)	(0.02)	(0.05)
Net increase (decrease) in net asset value	(0.61)	2.44	3.88	1.18	0.80	(0.86)	1.97	3.41	0.97	0.65	(0.61)	2.48	3.91	1.22	0.81
Net Asset Value at end of period	$22.89	$23.50	$21.06	$17.18	$ 16.00	$20.13	$20.99	$19.02	$15.61	$14.64	$23.11	$23.72	$21.24	$17.33	$16.11
Total Return (%)[3]	5.65	15.63	23.05	7.38	5.39	4.85	14.76	22.08	6.63	4.65	5.88	15.94	23.33	7.72	5.63
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$62,266	$64,468	$59,187	$49,824	$ 48,068	$4,554	$4,726	$5,102	$5,731	$7,581	$108,018	$118,009	$92,067	$63,956	$61,122
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20	1.95	1.95	1.95	1.95	1.95	0.95	0.95	0.95	0.95	0.95
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20	1.95	1.95	1.95	1.95	1.95	0.95	0.95	0.95	0.95	0.95
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.55	0.20	0.34	0.08	(0.05)	(0.21)	(0.54)	(0.37)	(0.68)	(0.79)	0.79	0.44	0.57	0.33	0.22
Portfolio turnover (%)[6]	50	40	58	71	77	50	40	58	71	77	50	40	58	71	77

							MID CAP FUND*
		CLASS A				CLASS B					CLASS Y
	Year Ended October 31,		Inception to		Year Ended October 31,		Inception to		Year Ended October 31,				Year Ended December 31,
	2015	2014	10/31/13[1]		2015	2014	10/31/13[1]		2015	2014	2013[8]		2012[7]	2011[7]	2010[7]
Net Asset Value at beginning of period	$9.78	$9.48	$8.41		$8.69	$8.55	$7.62		$10.00	$9.66	$8.31		$7.45	$7.40	$6.11
Income from Investment Operations:
Net investment income (loss)[2]	(0.06)	(0.04)	(0.03)		(0.13)	(0.14)	(0.06)		(0.04)	(0.02)	(0.02)		–	(0.01)	(0.02)
Net realized and unrealized gain on investments	0.61	1.01	1.10		0.56	0.95	0.99		0.63	1.03	2.11		1.17	0.39	1.31
Total from investment operations	0.55	0.97	1.07		0.43	0.81	0.93		0.59	1.01	2.09		1.17	0.38	1.29
Less Distributions:
Distributions from capital gains	(1.74)	(0.67)	–		(1.74)	(0.67)	–		(1.74)	(0.67)	(0.74)		(0.31)	(0.33)	–
Total distributions	(1.74)	(0.67)	–		(1.74)	(0.67)	–		(1.74)	(0.67)	(0.74)		(0.31)	(0.33)	–
Net increase (decrease) in net asset value	(1.19)	0.30	1.07		(1.31)	0.14	0.93		(1.15)	0.34	1.35		0.86	0.05	1.29
Net Asset Value at end of period	$8.59	$9.78	$9.48		$7.38	$8.69	$8.55		$8.85	$10.00	$9.66		$8.31	$7.45	$7.40
Total Return (%)[3]	5.80	10.65	12.72	[4]	5.06	9.89	12.20	[4]	6.13	10.88	22.68	[4]	15.69	5.10	21.15
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,000	$57,117	$56,578		$3,401	$4,235	$5,476		$198,605	$224,181	$255,263		$168,428	$160,328	$159,413
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	[5]	2.15	2.15	2.15	[5]	1.15	1.15	1.15	[5]	1.20	1.25	1.25
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	[5]	2.15	2.15	2.15	[5]	1.15	1.15	1.15	[5]	1.20	1.25	1.25
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	(0.72)	(0.42)	(0.64)[5]		(1.47)	(1.19)	(1.39)[5]		(0.47)	(0.17)	(0.29)[5]		0.00	(0.20)	(0.26)
Portfolio turnover (%)[6]	28	33	21	[4]	28	33	21	[4]	28	33	21	[4]	28	32	57

* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
1 For accounting purposes, the Mid-Cap Fund Class A & B are treated as having commenced investment operations at the close of business on April 19, 2013.
2 Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
3 Total return without applicable sales charge.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
7 The financial highlights prior to April 22, 2013 are those of the Madison Mosaic Mid Cap Fund, the accounting survivor of the reorganization of the Madison Mid Cap and Madison Mosaic Mid Cap Funds. The net asset values and other per share information of the Madison Mosaic Mid Cap Fund have been restated by the conversion ratio of 1.5634 for Class Y shares to reflect those of the legal survivor of the reorganization, the Madison Mosaic Mid Cap Fund, which was renamed the Madison Mid Cap Fund after reorganization.
8 Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	MID CAP FUND* - continued
		CLASS R6
	Year Ended October 31,				Year Ended
	2015	2014	2013[1]		12/31/12[7,8]
Net Asset Value at beginning of period	$10.06	$9.68	$8.30		$7.42
Income from Investment Operations:
Net investment income (loss)[2]	(0.05)	0.02	0.01		0.08
Net realized and unrealized gain on investments	0.68	1.03	2.11		1.12
Total from investment operations	0.63	1.05	2.12		1.20
Less Distributions:
Distributions from net investment income	–	–	–		(0.01)
Distributions from capital gains	(1.74)	(0.67)	(0.74)		(0.31)
Total distributions	(1.74)	(0.67)	(0.74)		(0.32)
Net increase (decrease) in net asset value	(1.11)	0.38	1.38		0.88
Net Asset Value at end of period	$8.95	$10.06	$9.68		$8.30
Total Return (%)[3]	6.55	11.29	23.05	[4]	7.34	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,874	$5,118	$6,270		$4,856
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.77	0.77	0.77	[5]	0.76	[5]
After reimbursement of expenses by Adviser (%)	0.77	0.77	0.77	[5]	0.76	[5]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	(0.09)	0.20	0.11	[5]	1.19	[5]
Portfolio turnover (%)[6]	28	33	21	[4]	28	[4]

							SMALL CAP FUND
			CLASS A					CLASS B					CLASS Y
		Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$15.21	$14.87	$11.81	$10.79	$9.93	$14.58	$14.38	$11.45	$10.55	$9.78	$15.26	$14.88	$11.82	$10.77	$9.91
Income from Investment Operations:
Net investment income (loss)[2]	0.02	0.06	0.02	0.06	0.04	(0.14)	(0.05)	(0.06)	(0.02)	(0.06)	0.04	0.07	0.02	0.10	0.07
Net realized and unrealized gain on investments	0.58	0.88	3.68	1.31	0.86	0.60	0.85	3.56	1.27	0.86	0.60	0.91	3.71	1.30	0.85
Total from investment operations	0.60	0.94	3.70	1.37	0.90	0.46	0.80	3.50	1.25	0.80	0.64	0.98	3.73	1.40	0.92
Redemption Fees	–	–	–	–	0.01	–	–	–	–	–	–	–	–	–	–
Less Distributions:
Distributions from net investment income	(0.04)	–	(0.09)	–	(0.05)	–	–	(0.02)	–	(0.03)	(0.08)	(0.00)[9]	(0.12)	–	(0.06)
Distributions from capital gains	(0.79)	(0.60)	(0.55)	(0.35)	–	(0.79)	(0.60)	(0.55)	(0.35)	–	(0.79)	(0.60)	(0.55)	(0.35)	–
Total distributions	(0.83)	(0.60)	(0.64)	(0.35)	(0.05)	(0.79)	(0.60)	(0.57)	(0.35)	(0.03)	(0.87)	(0.60)	(0.67)	(0.35)	(0.06)
Net increase (decrease) in net asset value	(0.23)	0.34	3.06	1.02	0.86	(0.33)	0.20	2.93	0.90	0.77	(0.23)	0.38	3.06	1.05	0.86
Net Asset Value at end of period	$14.98	$15.21	$14.87	$11.81	$10.79	$14.25	$14.58	$14.38	$11.45	$10.55	$15.03	$15.26	$14.88	$11.82	$10.77
Total Return (%)[3]	3.90	6.45	32.85	13.08	9.12	3.10	5.66	31.92	12.21	8.20	4.16	6.72	33.17	13.39	9.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,435	$3,639	$4,566	$3,941	$3,201	$437	$522	$497	$318	$266	$83,728	$60,279	$45,217	$13,808	$17,039
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50	1.50	2.25	2.25	2.25	2.25	2.25	1.25	1.25	1.25	1.25	1.25
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50	1.50	2.25	2.25	2.25	2.25	2.25	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.09	0.35	0.14	0.53	0.33	(0.66)	(0.40)	(0.62)	(0.22)	(0.42)	0.32	0.59	0.28	0.77	0.69
Portfolio turnover (%)[6]	19	29	22	15	15	19	29	22	15	15	19	29	22	15	15

*The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[2] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7] The financial highlights prior to April 22, 2013 are those of the Madison Mosaic Mid Cap Fund, the accounting survivor of the reorganization of the Madison Mid Cap and Madison Mosaic Mid Cap Funds. The net asset values and other per share information of the Madison Mosaic Mid Cap Fund have been restated by the conversion ratio of 1.5696 for Class R6 shares to reflect those of the legal survivor of the reorganization, the Madison Mosaic Mid Cap Fund, which was renamed the Madison Mid Cap Fund after reorganization.
[8] Class was launched on February 29, 2012.
[9] Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

					NORTHROAD INTERNATIONAL FUND*
			CLASS Y						CLASS R6
	Year Ended October 31,				Year Ended December 31,			Year Ended October 31,				Inception to
	2015	2014	2013[8]		2012	2011	2010[9]	2015	2014	20/13[8]		12/31/12[1]
Net Asset Value at beginning of period	$11.54	$12.25	$10.39		$ 9.28	$13.30	$11.92	$11.60	$12.28	$10.39		$ 9.28
Income from Investment Operations:
Net investment income[2]	0.19	0.19	0.19		0.19	0.04	0.00[7]	0.21	0.24	0.22		0.19
Net realized and unrealized gain (loss) on investments	(0.49)	(0.41)	1.67		1.09	(1.03)	2.20	(0.47)	(0.43)	1.67		1.11
Total from investment operations	(0.30)	(0.22)	1.86		1.28	(0.99)	2.20	(0.26)	(0.19)	1.89		1.30
Less Distributions:
Distributions from net investment income	(0.22)	(0.20)	–		(0.17)	(0.04)	(0.00)[7]	(0.22)	(0.20)	–		(0.19)
Distributions from capital gains	(0.45)	(0.29)	–		–	(2.99)	(0.82)	(0.45)	(0.29)	–		–
Total distributions	(0.67)	(0.49)	–		(0.17)	(3.03)	(0.82)	(0.67)	(0.49)	–		(0.19)
Net increase (decrease) in net asset value	(0.97)	(0.71)	1.86		1.11	(4.02)	1.38	(0.93)	(0.68)	1.89		1.11
Net Asset Value at end of period	$10.57	$11.54	$12.25		$ 10.39	$9.28	$13.30	$10.67	$11.60	$12.28		$ 10.39
Total Return (%)[3]	(2.63)	(1.91)	17.90	[4]	13.76	(6.43)	18.42	(2.25)	(1.66)	18.19	[4]	6.70	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$36,216	$36,751	$32,616		$ 28,856	$1,621	$1,763	$9,213	$8,674	$12		$ 11
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	[5]	1.15	1.20	1.25	0.82	0.83	0.83	[5]	0.83	[5]
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	[5]	1.15	1.20	1.25	0.82	0.83	0.83	[5]	0.83	[5]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	1.73	1.68	2.01	[5]	1.94	0.43	0.02	2.08	2.67	2.33	[5]	2.33	[5]
Portfolio turnover (%)[6]	29	30	15	[4]	12	129	61	29	30	15[4]		12[4]

						INTERNATIONAL STOCK FUND
			CLASS A					CLASS B					CLASS Y
		Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$13.20	$13.16	$10.81	$10.12	$10.58	$12.89	$12.87	$10.58	$9.92	$10.39	$13.22	$13.18	$10.82	$10.13	$10.59
Income from Investment Operations:
Net investment income[2]	0.12	0.16	0.13	0.14	0.16	0.03	0.10	0.07	0.09	0.08	(0.05)	0.73	0.13	0.18	0.21
Net realized and unrealized gain (loss) on investments	(0.02)	(0.02)	2.35	0.76	(0.47)	(0.03)	(0.06)	2.28	0.72	(0.47)	0.17	(0.56)	2.38	0.75	(0.49)
Total from investment operations	0.10	0.14	2.48	0.90	(0.31)	–	0.04	2.35	0.81	(0.39)	0.12	0.17	2.51	0.93	(0.28)
Less Distributions:
Distributions from net investment income	(0.31)	(0.10)	(0.13)	(0.21)	(0.15)	(0.21)	(0.02)	(0.06)	(0.15)	(0.08)	(0.34)	(0.13)	(0.15)	(0.24)	(0.18)
Total distributions	(0.31)	(0.10)	(0.13)	(0.21)	(0.15)	(0.21)	(0.02)	(0.06)	(0.15)	(0.08)	(0.34)	(0.13)	(0.15)	(0.24)	(0.18)
Net increase (decrease) in net asset value	(0.21)	0.04	2.35	0.69	(0.46)	(0.21)	0.02	2.29	0.66	(0.47)	(0.22)	0.04	2.36	0.69	(0.46)
Net Asset Value at end of period	$12.99	$13.20	$13.16	$10.81	$10.12	$12.68	$12.89	$12.87	$10.58	$9.92	$13.00	$13.22	$13.18	$10.82	$10.13
Total Return (%)[3]	0.83	1.09	23.11	9.23	(3.00)	0.06	0.31	22.26	8.39	(3.77)	1.09	1.29	23.44	9.61	(2.85)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,072	$23,012	$24,571	$21,002	$20,763	$1,692	$2,061	$2,946	$3,206	$3,872	$15,566	$7,938	$34,634	$23,294	$44,358
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60	2.35	2.35	2.35	2.35	2.35	1.35	1.35	1.35	1.35	1.35
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60	2.35	2.35	2.35	2.35	2.35	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.88	1.13	1.02	1.35	1.45	0.10	0.29	0.28	0.59	0.72	1.27	1.65	1.26	1.36	1.70
Portfolio turnover (%)[6]	45	44	53	41	44	45	44	53	41	44	45	44	53	41	44

* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Class was launched on February 29, 2012.
[2] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7] Amounts represent less than $0.005 per share.
[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[9] Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund. Inception of the fund was December 31, 2008.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

								HANSBERGER INTERNATIONAL GROWTH FUND*
				CLASS I									CLASS Y
	Year Ended October 31,			Year Ended December 31,						Year Ended October 31,			Year Ended December 31,
	2015	2014[1]		2013		2012		2011	2010	2015	2014[1]		2013		2012		2011	2010
Net Asset Value at beginning of period	$16.70	$17.88		$15.42		$13.11		$16.16	$15.02	$16.68	$17.89		$15.42		$13.11		$16.16	$15.01
Income from Investment Operations:
Net investment income[2]	0.73	0.26		0.17	[3]	0.21	[3]	0.21 [3]	0.15 [3]	0.05	0.14		0.13	[3]	0.17	[3]	0.19 [3]	0.12 [3]
Net realized and unrealized gain (loss) on investments	(0.54)	(1.44)		2.52		2.33		(3.06)	1.14	0.12	(1.35)		2.53		2.32		(3.07)	1.15
Total from investment operations	0.19	(1.18)		2.69		2.54		(2.85)	1.29	0.17	(1.21)		2.66		2.49		(2.88)	1.27
Less Distributions:
Distributions from net investment income	(0.78)	–		(0.23)		(0.23)		(0.20)	(0.15)	(0.76)	–		(0.19)		(0.18)		(0.17)	(0.12)
Total distributions	(0.78)	–		(0.23)		(0.23)		(0.20)	(0.15)	(0.76)	–		(0.19)		(0.18)		(0.17)	(0.12)
Net increase (decrease) in net asset value	(0.59)	(1.18)		2.46		2.31		(3.05)	1.14	(0.59)	(1.21)		2.47		2.31		(3.05)	1.15
Net Asset Value at end of period	$16.11	$16.70		$17.88		$15.42		$13.11	$16.16	$16.09	$16.68		$17.89		$15.42		$13.11	$16.16
Total Return (%)[4]	1.41	(6.60)[5]		17.46		19.37		(17.61)	8.63	1.27	(6.76)[5]		17.26		19.01		(17.82)	8.44
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$30,895	$153,839		$262,627		$518,186		$548,110	$608,571	$2,510	$2,942		$3,928		$4,410		$5,907	$9,398
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.01	0.95	[6]	0.94		0.89		0.86	0.87	1.16	1.85	[6]	1.67		1.45		1.05	1.10
After reimbursement of expenses by Adviser (%)	1.01	0.95	[6]	0.94	[7]	0.89	[8]	0.86	0.87	1.16	1.16	[6]	1.17	[7]	1.15	[10]	1.05	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.85	1.40	[6]	1.05		1.44		1.39	1.05	0.80	1.22	[6]	0.78		1.15		1.22	0.83
Portfolio turnover (%)[9]	61	34	[5]	48		47		62	52	61	34	[5]	48		47		62	52

	TARGET RETIREMENT			TARGET RETIREMENT			TARGET RETIREMENT			TARGET RETIREMENT
	2020 FUND			2030 FUND			2040 FUND			2050 FUND
	CLASS R6			CLASS R6			CLASS R6			CLASS R6
	Year Ended 10/31/15	Inception to 10/31/14[11]		Year Ended 10/31/15	Inception to 10/31/14[11]		Year Ended 10/31/15	Inception to 10/31/14[11]		Year Ended 10/31/15	Inception to 10/31/14[11]
Net Asset Value at beginning of period	$10.00	$10.00		$9.99	$10.00		$9.98	$10.00		$9.98	$10.00
Income from Investment Operations:
Net investment income[2]	0.16	0.03		0.15	0.03		0.15	0.03		0.15	0.03
Net realized and unrealized gain (loss) on investments	0.10	(0.03)		0.12	(0.04)		0.13	(0.05)		0.13	(0.05)
Total from investment operations	0.26	–		0.27	(0.01)		0.28	(0.02)		0.28	(0.02)
Less Distributions:
Distributions from net investment income	(0.09)	–		(0.09)	–		(0.10)	–		(0.10)	–
Distributions from capital gains	(0.10)	–		(0.20)	–		(0.26)	–		(0.21)	–
Total from investment operations	(0.19)	–		(0.29)	–		(0.36)	–		(0.31)	–
Net increase (decrease) in net asset value	0.07	–		(0.02)	(0.01)		(0.08)	(0.02)		(0.03)	(0.02)
Net Asset Value at end of period	$10.07	$10.00		$9.97	$9.99		$9.90	$9.98		$9.95	$9.98
Total Return (%)[4]	2.61	0.00	[5]	2.76	(0.10)[5]		2.86	(0.20)[5]		2.87	(0.20)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$53,619	$61,964		$79,007	$82,852		$50,029	$58,903		$20,482	$21,266
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.30	0.32	[6]	0.30	0.32	[6]	0.30	0.32	[6]	0.30	0.32	[6]
After reimbursement of expenses by Adviser (%)	0.30	0.32	[6]	0.30	0.32	[6]	0.30	0.32	[6]	0.30	0.32	[6]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.46	1.82	[6]	1.49	1.87	[6]	1.50	1.84	[6]	1.51	1.72	[6]
Portfolio turnover (%)[9]	207	48	[5]	156	44	[5]	160	46	[5]	204	52	[5]

* The Financial Statements presented herein include the historical operating results of the Hansberger International Series International Growth Fund through July 31, 2014. See Note 1 for a discussion of the Fund’s reorganization.
[1] Effective at the close of business on July 31, 2014, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[2] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Per share net investment income has been calculated using the average shares outstanding during the period.
[4] Total return without applicable sales charge.
[5] Not annualized.
[6] Annualized.
[7] Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 0.92%.
[8] Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 0.88%.
[9] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[10] Includes interest expense of less than 0.01%.
[11] Commenced investment operations August 29, 2014. See Note 1.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Notes to the Financial Statements

1. ORGANIZATION

Madison Funds, a Delaware business trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers twenty-five funds (individually, a “Fund,” collectively, the “Funds”). The Government Bond Fund liquidated as of October 15, 2015.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income Fund, Small Cap Fund, NorthRoad International Fund, International Stock Fund and Hansberger International Growth Fund.

After approval at a special meeting of shareholders of the Hansberger International Growth Fund (the “Hansberger Fund”) which was held on July 21, 2014, Madison assumed the investment management of the Hansberger Fund and reorganized it into the Madison Funds® after market close July 31, 2014. In a one-to-one exchange, existing Advisor Class shareholders of the Hansberger Fund became shareholders of Madison Hansberger International Growth Fund (“Acquiring Fund”) Class Y shares, and existing Hansberger Fund Institutional Class shareholders became shareholders of the Acquiring Fund Class I shares. While the Acquiring Fund was the legal survivor of the transaction, the predecessor Hansberger Fund was the accounting survivor of the transaction and therefore the historical performance of the predecessor Hansberger Fund was retained by the Acquiring Fund.

On August 29, 2014, Madison launched four new series of the Trust, the Madison Target Retirement 2020, 2030, 2040 and 2050 Funds, respectively (collectively, the “Target Date Funds”). In exchange for Class R6 shares of each new series of the Trust, substantially all portfolio holdings were received in-kind from the Ultra Series Madison Target Retirement 2020, 2030, 2040 and 2050 Funds. Both the Ultra Series Target Date Funds and the Madison Target Date Funds are managed by Madison under the same portfolio management team.

The accompanying financial statements include the Cash Reserves, Tax-Free Virginia, Tax-Free National, High Quality Bond, Core Bond, Corporate Bond, High Income, Diversified Income, Covered Call & Equity Income, Dividend Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds (collectively, the “Core Funds”), the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund. The Tax-Free Virginia Fund invests solely in securities exempt from both federal and Virginia state income taxes, while the Tax-Free National Fund invests in securities exempt from federal taxes ( together, the “Tax-Free Funds”).

The Cash Reserves Fund offers two classes of shares: Class A and B. The High Income, Large Cap Value, Large Cap Growth, Small Cap and International Stock Funds offer three classes of shares: Class A, B and Y. The Diversified Income Fund and Allocation Funds offer three classes of shares: Class A, B and C. The Investors Fund offers three classes of shares: Class A, Y and R6. The Core Bond Fund and Mid Cap Fund offer four classes of shares: Class A, B, Y and R6. The Covered Call & Equity Income Fund offers four classes of shares: Class A, C, Y and R6. The NorthRoad International Fund offers two classes of shares: Class Y and R6. The Tax-Free Virginia, Tax-Free National, High Quality Bond, Corporate Bond and Dividend Income offer one class of shares: Class Y. The Hansberger International Growth Fund offers two classes of shares: Class I and Y.

The Target Date Funds offer one class of shares, Class R6 shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation. Equity securities, including American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connects buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Allocation and Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAV’s of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation and Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium, unless collection of the income is unlikely to occur. Amortization and accretion are recorded on the effective yield method.

Expenses. Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes. Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements. Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2015, none of the Funds held open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions. The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund, except the Cash Reserves Fund and the Tax-Free Funds, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” The NorthRoad International, Small Cap, International Stock and Hansberger International Growth Funds had net realized losses of $17,521, $846, $13,366 and $121,213, related to foreign currency transactions, respectively.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts. Each Fund, except the Cash Reserves Fund and the Tax-Free Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of October 31, 2015, none of the Funds had open forward foreign currency exchange contracts.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration. At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities. Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Cash Reserves Fund, which limits the investment in illiquid securities to 5% of net assets. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the Fund values it. At October 31, 2015, investments in securities of the Core Bond, High Income and Diversified Income Funds included issues that are illiquid. As of that date, the aggregate values of illiquid securities held by the Core Bond, High Income and Diversified Income Funds were $1,013,933, $640,500 and $1,013,933, respectively, which represent 0.45%, 2.51% and 0.69% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at October 31, 2015, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost
Core Bond Fund
AARP, Inc.	5/16/02	$782,994
		$782,994
High Income Fund
Brand Energy & Infrastructure Services Inc.	11/22/13	$250,000
Casella Waste Systems Inc	9/12/14	202,214
Exterran Partners L.P. / EXLP Finance Corp.	3/31/14	246,531
		$698,745
Diversified Income Fund
AARP, Inc.	5/16/02	$782,994
		$782,994

Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2015, none of the Funds had entered into such transactions.

Indemnifications. Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements. Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended October 31, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2015, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

	Quoted Prices In	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	10/31/15
Conservative Allocation	$ 75,739,893	$ –	$ –	$ 75,739,893
Moderate Allocation	145,993,678	–	–	145,993,678
Aggressive Allocation	61,858,025	–	–	61,858,025
Cash Reserves[2]	803,124	17,932,797	–	18,735,921
Tax-Free Virginia
Municipal Bonds	–	22,165,852	–	22,165,852
Tax-Free National
Municipal Bonds	–	27,184,613	–	27,184,613
High Quality Bond
Corporate Notes and Bonds	–	37,924,632	–	37,924,632
U.S. Government and Agency
Obligations	–	61,334,391	–	61,334,391
Short-Term Investments	2,326,519	–	–	2,326,519
	2,326,519	99,259,023	–	101,585,542

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

	Quoted Prices In	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	10/31/15
Core Bond
Asset Backed Securities	$ –	$9,035,594	$ –	$9,035,594
Collateralized Mortgage
Obligations	–	2,419,856	–	2,419,856
Commercial Mortgage-Backed
Securities	–	4,406,085	–	4,406,085
Corporate Notes and Bonds	–	71,680,435	–	71,680,435
Long Term Municipal Bonds	–	21,161,790	–	21,161,790
Mortgage Backed Securities	–	46,208,097	–	46,208,097
Put Options Purchased	28,515	–	–	28,515
U.S. Government and Agency
Obligations	–	59,571,839	–	59,571,839
Short-Term Investments	6,554,356	–	–	6,554,356
	6,582,871	214,483,696	–	221,066,567
Liabilities:
Options Written	20,313	–	–	20,313

Corporate Bond
Corporate Notes and Bonds	–	21,043,365	–	21,043,365
Long Term Municipal Bonds	–	1,784,602	–	1,784,602
Short-Term Investments	585,487	–	–	585,487
	585,487	22,827,967	–	23,413,454
High Income
Corporate Notes and Bonds	–	23,925,072	–	23,925,072
Short-Term Investments	981,190	–	–	981,190
	981,190	23,925,072	–	24,906,262
Diversified Income
Common Stocks	79,694,369	–	–	79,694,369
Asset Backed Securities	–	1,750,283	–	1,750,283
Commercial Mortgage-Backed
Securities	–	971,332	–	971,332
Corporate Notes and Bonds	–	22,990,270	–	22,990,270
Long Term Municipal Bonds	–	2,393,261	–	2,393,261
Mortgage Backed Securities	–	13,282,399	–	13,282,399
U.S. Government and Agency
Obligations	–	20,294,794	–	20,294,794
Short-Term Investments	5,091,894	–	–	5,091,894
	84,786,263	61,682,339	–	146,468,602
Covered Call & Equity Income
Assets:			–
Common Stocks	68,443,868	–	–	68,443,868
Exchange Traded Funds	8,298,548	–	–	8,298,548
Put Options Purchased	208,975	–	–	208,975
U.S. Government and Agency
Obligations	–	5,998,512	–	5,998,512
Short-Term Investments	9,112,595	–	–	9,112,595
	86,063,986	5,998,512	–	92,062,498
Liabilities:
Options Written	3,213,647	–	–	3,213,647

Dividend Income
Common Stocks	20,366,941	–	–	20,366,941
Short-Term Investments	540,277	–	–	540,277
	20,907,218	–	–	20,907,218
Large Cap Value
Common Stocks	159,028,315	–	–	159,028,315
Short-Term Investments	18,244,271	–	–	18,244,271
	177,272,586	–	–	177,272,586
Investors
Common Stocks	110,374,878	–	–	110,374,878
Short-Term Investments	8,136,685	–	–	8,136,685
	118,511,563	–	–	118,511,563

Large Cap Growth
Common Stocks	166,372,276	–	–	166,372,276
Short-Term Investments	6,775,655	–	–	6,775,655
	173,147,931	–	–	173,147,931
Mid Cap
Common Stocks	247,269,059	–	–	247,269,059
Short-Term Investments	18,829,399	–	–	18,829,399
	266,098,458	–	–	266,098,458
Small Cap
Common Stocks	81,423,499	3,079,899	–	84,503,398
Short-Term Investments	2,153,223	–	–	2,153,223
	83,576,722	3,079,899	–	86,656,621
NorthRoad International
Common Stocks
Australia	800,214	–	–	800,214
Brazil	–	774,977	–	774,977
Denmark	–	1,971,264	–	1,971,264
France	4,551,427	2,704,300	–	7,255,727
Germany	1,336,417	–	–	1,336,417
Ireland	938,886	–	–	938,886
Israel	834,520	–	–	834,520
Japan	2,343,154	1,834,097	–	4,177,251
Netherlands	1,889,207	1,091,015	–	2,980,222
Singapore	–	759,447	–	759,447
South Korea	–	1,031,390	–	1,031,390
Sweden	1,134,447	–	–	1,134,447
Switzerland	7,215,607	–	–	7,215,607
United Kingdom	6,370,383	5,487,132	–	11,857,515
Preferred Stocks	–	8,652	–	8,652
Short-Term Investments	1,232,870	–	–	1,232,870
	28,647,132	15,662,274	–	44,309,406
International Stock
Common Stocks
Australia	–	820,226	–	820,226
Austria	–	260,051	–	260,051
Belgium	–	1,526,545	–	1,526,545
Brazil	–	282,792	–	282,792
Canada	–	1,105,336	–	1,105,336
Denmark	–	381,834	–	381,834
Finland	–	738,339	–	738,339
France	–	3,449,215	–	3,449,215
Germany	–	1,085,460	–	1,085,460
Ireland	341,534	1,260,965	–	1,602,499
Israel	814,158	–	–	814,158
Italy	–	798,245	–	798,245
Japan	–	7,270,966	–	7,270,966
Luxembourg	–	285,066	–	285,066
Netherlands	–	1,095,295	–	1,095,295
Norway	–	526,004	–	526,004
Philippines	–	337,297	–	337,297
Spain	–	402,549	–	402,549
Sweden	–	1,495,834	–	1,495,834
Switzerland	–	2,735,403	–	2,735,403
Taiwan	625,860	–	–	625,860
Thailand	–	215,147	–	215,147
Turkey	–	366,314	–	366,314
United Kingdom	545,397	7,673,722	–	8,219,119
Short-Term Investments	1,543,236	–	–	1,543,236
	3,870,185	34,112,605	–	37,982,790

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

	Quoted Prices In	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	10/31/15
Hansberger International
Growth
Common Stocks
Canada	$ –	$ 1,905,819	$ –	$ 1,905,819
China	922,130	3,931,113	–	4,853,243
Denmark	–	499,277	–	499,277
France	–	2,499,290	–	2,499,290
Germany	–	2,404,947	–	2,404,947
Hong Kong	–	943,764	–	943,764
India	1,460,058	425,123	–	1,885,181
Indonesia	–	451,507		451,507
Ireland	–	775,226	–	775,226
Japan	–	6,944,873	–	6,944,873
Mexico	–	1,077,407	–	1,077,407
Netherlands	1,396,079	–	–	1,396,079
Norway	–	340,154	–	340,154
Singapore	–	669,749	–	669,749
South Korea	–	1,420,094	–	1,420,094
Spain	–	385,316	–	385,316
Sweden	–	622,909	–	622,909
Switzerland	–	3,475,653	–	3,475,653
United Kingdom	–	4,878,044	–	4,878,044
Short-Term Investments	388,902	–	–	388,902
	4,167,169	33,650,265	–	37,817,434
Target Retirement 2020	53,646,731	–	–	53,646,731
Target Retirement 2030	79,098,438	–	–	79,098,438
Target Retirement 2040	50,216,460	–	–	50,216,460
Target Retirement 2050	20,809,983	–	–	20,809,983

1See respective portfolio of investments for underlying holdings in each Fund. For additional information on the underlying funds held in the Allocation and Target Date Funds, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

2At October 31, 2015, all Level 2 securities held are U.S. Government and Agency Obligations. See respective Portfolio of Investments.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge fund items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Core Bond and Covered Call & Equity Income Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2015.

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
		Asset Derivatives		Liability Derivatives
	Derivatives	Statement of		Statement of
	accounted	Assets and		Assets and
	for as hedging	Liabilities		Liabilities
Fund	instruments	Location	Fair Value	Location	Fair Value
Core Bond	Equity contracts	Options purchased	$ 28,515	Options written	$ 20,313
Interest rate
	contracts,	Variation margin
	Futures	receivable	615
Covered Call &
Equity Income	Equity contracts	Options purchased	208,975	Options written	3,213,647

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015:

	Derivatives not accounted	Realized Gain	Change in Unrealized
Fund	for as hedging Instruments	on Derivatives:	Depreciation on Derivatives
Core Bond	Equity contracts	$ 148,353	$ (11,088)
	Interest rate contracts, Futures	(332)	610
Covered Call &
Equity Income	Equity contracts	3,475,627	(1,930,590)

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows as of October 31, 2015:

Fund	Advisory Fee
Conservative Allocation	0.20%
Moderate Allocation	0.20%
Aggressive Allocation	0.20%
Cash Reserves	0.40%
Tax-Free Virginia	0.50%
Tax-Free National	0.50%
High Quality Bond	0.30%
Core Bond	0.50%
Corporate Bond	0.40%
High Income	0.55%
Diversified Income	0.65%
Covered Call & Equity Income	0.85%
Dividend Income	0.75%
Large Cap Value	0.55%
Investors	0.75%
Large Cap Growth	0.75%
Mid Cap	0.75%
Small Cap	1.00%
NorthRoad International	0.80%
International Stock	1.05%
Hansberger International Growth	0.75%
Madison Target Retirement 2020	0.25%
Madison Target Retirement 2030	0.25%
Madison Target Retirement 2040	0.25%
Madison Target Retirement 2050	0.25%

The Cash Reserves, Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds’ advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investors Fund advisory fee is 0.75% on the first $100 million of assets, and 0.60% on assets in excess of $100 million. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2015, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund, NorthRoad Capital Management, LLC for the NorthRoad International Fund, Lazard Asset Management LLC for the International Stock Fund and Hansberger Growth Investors, LP for the Hansberger International Growth Fund.

The Investment Adviser may, from time to time, contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser has contractually agreed to waive a portion of advisory fees on the Cash Reserves Fund Class A Shares and Class B Shares until February 28, 2016, for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver was equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2015, the waivers totaled $80,445 for Class A Shares and $986 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. A portion of the Dividend Income Fund’s advisory fee, 0.10%, is being waived by the Investment Adviser until February 28, 2016. For the year ended October 31, 2015, the waiver totaled $21,173 for Divided Income and is reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

Administrative Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

Fund	Class A	Class B	Class C	Class Y	Class R6	Class I
Conservative Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Moderate Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Aggressive Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Cash Reserves	0.15%	0.15%	N/A	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	N/A	0.35%	N/A	N/A
Tax-Free National	N/A	N/A	N/A	0.35%	N/A	N/A
High Quality Bond	N/A	N/A	N/A	0.19%	N/A	N/A
Core Bond	0.15%	0.15%	N/A	0.15%	0.02%	N/A
Corporate Bond	N/A	N/A	N/A	0.25%	N/A	N/A
High Income	0.20%	0.20%	N/A	0.20%	N/A	N/A
Diversified Income	0.20%	0.20%	0.20%	N/A	N/A	N/A
Covered Call & Equity Income	0.15%	N/A	0.15%	0.15%	0.02%	N/A
Dividend Income	N/A	N/A	N/A	0.35%	N/A	N/A
Large Cap Value	0.36%	0.36%	N/A	0.36%	N/A	N/A
Investors	0.35%	N/A	N/A	0.35%	0.02%	N/A
Large Cap Growth	0.20%	0.20%	N/A	0.20%	N/A	N/A
Mid Cap	0.40%	0.40%	N/A	0.40%	0.02%	N/A
Small Cap	0.25%	0.25%	N/A	0.25%	N/A	N/A
NorthRoad International	N/A	N/A	N/A	0.35%	0.02%	N/A
International Stock	0.30%	0.30%	N/A	0.30%	N/A	N/A
Hansberger International Growth	N/A	N/A	N/A	0.40%	N/A	0.25%
Target Retirement 2020	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2030	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2040	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2050	N/A	N/A	N/A	N/A	0.05%	N/A

The direct expenses of the Funds’ Independent Trustees and independent auditors are paid out of this fee on behalf of the Funds.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Cash Reserves Fund Class A Shares and Class B Shares until at least February 28, 2016, for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. A portion of the Dividend Income and Investors Funds’ annual service fee, 0.05% and up to 0.15%, respectively, is being waived by the Investment Adviser until February 28, 2016. The waived amounts for the Cash Reserves, Dividend Income and Investors Funds are reflected as fees waived in the accompanying Statement of Operations. For the year ended October 31, 2015, the waivers were as follows:

Waived Fees or Expenses*
Fund	Class A	Class B	Class Y	Total Waivers
Cash Reserves	$12,944	$351	$ –	$ 13,295
Dividend Income	–	–	10,586	10,586
Investors	2,365	–	161,273	163,638

* The Investment Adviser does not have the right to recoup any of these waived fees.

Shareholder Servicing and Distribution (Rule 12b-1). Madison Funds has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). These plans permit the funds to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below.

Shareholder Servicing Fees (Class A, B and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the funds, other than the Cash Reserves Fund. Under the terms of these plans, each fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution Fees (Class B and C shares only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the funds. Under the terms of each plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

						Total Shareholder Servicing
						and Distribution Fees
	Shareholder Servicing Fee			Distribution Fee		(Rule 12b-1)

Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Moderate Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Aggressive Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Cash Reserves	N/A	N/A	N/A	0.75%	N/A	N/A	0.75%	N/A
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Corporate Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Income	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Diversified Income	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Covered Call &
Equity Income	0.25%	N/A	0.25%	N/A	0.75%	0.25%	N/A	1.00%
Dividend Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Value	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Investors	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Large Cap Growth	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Mid Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Small Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
NorthRoad International	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Stock	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Hansberger International
Growth	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2030	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2040	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2050	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, MFD waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2015, the waivers totaled $2,154 and are reflected as fees waived in the accompanying Statement of Operations. MFD does not have the right to recoup these waived fees.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B and C shares), as applicable. MFD, in turn,

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

uses a portion of these fees to pay financial advisors who sell Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the period November 1, 2014 through October 31, 2015, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$192,924	$21,514	$3,076	$25,483	$21,514	$3,076
Moderate Allocation	244,523	36,356	531	30,253	36,356	531
Aggressive Allocation	110,153	9,011	240	12,321	9,011	240
Cash Reserves	–	3,748	–	–	3,748	–
Core Bond	64,318	3,940	–	9,327	3,940	–
High Income	25,099	4,110	–	3,479	4,110	–
Diversified Income	422,136	17,498	2,829	58,984	17,498	2,829
Covered Call &
Equity Income	168,189	–	2,090	22,849	–	2,090
Large Cap Value	67,975	4,157	–	8,754	4,157	–
Investors	21,538	–	–	3,082	–	–
Large Cap Growth	51,015	2,117	–	6,234	2,117	–
Mid Cap	42,024	3,448	–	4,919	3,448	–
Small Cap	5,652	474	–	427	474	–
International Stock	34,311	1,277	–	4,491	1,277	–

Other Expenses. In addition to the fees described above, the Trust is responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts and any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Officers and Trustees. Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated. Fees paid to the Trustees reduce the fees paid to the Investment Adviser pursuant to the Administrative Services Agreement as described above.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund declares dividends, if any, daily and reinvests monthly. The Tax-Free, Core Bond, Corporate Bond, High Income and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap, NorthRoad International, International Stock, Hansberger International Growth and the Target Date Funds declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2015, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$64,178,267	$62,791,308
Moderate Allocation	–	–	120,703,704	123,494,266
Aggressive Allocation	–	–	45,736,817	43,862,038
Tax-Free Virginia	–	–	2,599,646	2,753,251
Tax-Free National	–	–	4,210,541	4,861,767
High Quality Bond	21,992,684	28,397,449	13,133,042	16,434,195
Core Bond	37,710,306	56,017,113	87,424,866	68,591,488
Corporate Bond	–	–	9,646,776	12,577,970
High Income	–	–	7,481,826	10,825,720
Diversified Income	9,202,236	9,547,967	27,988,548	24,945,274
Covered Call & Equity Income	–	–	94,929,988	61,538,867
Dividend Income	–	–	4,924,985	5,436,251
Large Cap Value	–	–	181,599,740	219,454,159
Investors	–	–	42,458,575	96,949,654
Large Cap Growth	–	–	86,745,179	102,105,928
Mid Cap	–	–	70,744,148	106,125,536
Small Cap	–	–	34,639,527	14,460,955
NorthRoad International	–	–	13,337,131	12,427,335
International Stock	–	–	21,177,137	16,065,354
Hansberger International Growth	–	–	39,400,113	158,247,484
Target Retirement 2020	–	–	121,365,099	130,022,164
Target Retirement 2030	–	–	126,549,237	131,003,962
Target Retirement 2040	–	–	87,634,307	96,772,064
Target Retirement 2050	–	–	42,906,005	43,876,596

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the Fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in option contracts in the Core Bond Fund and Covered Call & Equity Income Fund during the year ended October 31, 2015 were as follows:

Core Bond Fund	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	$ –
Options written during the period	240	185,530
Options closed during the period	(120)	(110,265)
Options expired during the period	(70)	(66,040)
Options outstanding, end of period	50	$ 9,225

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

Covered Call & Equity Income Fund	Number of Contracts	Premiums Received
Options outstanding, beginning of period	5,643	$ 1,197,123
Options written during the period	36,913	7,959,701
Options closed during the period	(12,251)	(2,879,424)
Options exercised during the period	(7,749)	(1,830,959)
Options expired during the period	(12,900)	(2,529,756)
Options outstanding, end of period	9,656	$ 1,916,685

7. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Effective May 1, 2015, the Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

8. FOREIGN SECURITIES

Each Fund, other than the Tax-Free Funds, may invest in foreign securities; however, the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statement of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

9. SECURITIES LENDING

The Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap and International Stock Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

The Funds did not engage in any securities lending activity during the year ended October 31, 2015.

10. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2015. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended 2012 through 2015. The prior years of 2012 and 2013 represent the legacy MEMBERS Mutual Funds and the legacy Madison Mosaic Funds. Effective as of the market close of April 19, 2013, the Mosaic Funds reorganized into the Madison Funds (formerly known as the MEMBERS Mutual Funds).

The tax character of distributions paid during the years ended October 31, 2014 and 2015 was as follows:

	Ordinary Income		Capital Gain
Fund	2015	2014	2015	2014
Conservative Allocation	$1,359,702	$ 691,854	$ 2,826,131	$ 284,823
Moderate Allocation	1,877,315	1,530,333	7,986,977	–
Aggressive Allocation	869,616	146,020	4,556,655	–
Cash Reserves	–	–	–	–
High Quality Bond	1,074,047	1,311,861	118,544	449,217
Core Bond	5,345,069	4,399,825	1,673,616	781,095
Corporate Bond	698,396	526,572	20,295	–
High Income	1,772,903	2,107,124	1,376,166	2,382,028
Diversified Income	2,224,686	2,041,769	21,794	–
Covered Call & Equity Income	5,333,810	3,710,169	161,657	–
Dividend Income	355,808	399,321	1,219,689	494,298
Large Cap Value	1,753,926	2,001,560	27,390,440	–
Investors	6,779,021	212,248	25,518,364	6,195,632
Large Cap Growth	1,299,470	199,657	13,819,004	5,786,120
Mid Cap	6,182,447	–	42,647,564	22,075,642
Small Cap	342,916	2,317	3,717,251	2,153,162

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

		Ordinary Income			Capital Gain
Fund		2015	2014		2015	2014
NorthRoad International		$ 854,619	$1,192,782		$ 1,725,761	$ 116,168
International Stock		775,849	542,237		–	–
Hansberger International Growth		2,496,632	–		–	–
Target Retirement 2020		745,004	–		397,309	–
Target Retirement 2030		939,469	–		1,474,100	–
Target Retirement 2040		687,796	–		1,413,974	–
Target Retirement 2050		240,391	–		450,143	–
	Tax Exempt Income		Ordinary Income		Capital Gain
Fund	2015	2014	2015	2014	2015	2014
Tax-Free Virginia	$ 557,020	$ 611,995	$ 10,501	$ –	$ 140,087	$ 375,715
Tax-Free National	691,135	744,624	–	–	217,904	127,150

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Tax Exempt Income	Capital Gain
Conservative Allocation	$ 56,082	$ –	$ 2,273,229
Moderate Allocation	393,328	–	7,797,267
Aggressive Allocation	15,070	–	4,817,813
Cash Reserves	–	–	–
Tax-Free Virginia	–	4,967	69,797
Tax-Free National	1,906	10,394	160,340
High Quality Bond	152,659	–	290,109
Core Bond	405,978	–	1,493,150
Corporate Bond	15,143	–	67,445
High Income	12,981	–	–
Diversified Income	–	–	3,337,683
Covered Call & Equity Income	1,555,224	–	–
Dividend Income	8,506	–	838,298
Large Cap Value	860,234	–	19,496,664
Investors	1,910,650	–	13,672,109
Large Cap Growth	1,048,456	–	30,432,888
Mid Cap	–	–	14,925,916
Small Cap	112,311	–	3,076,610
NorthRoad International	691,531	–	383,322
International Stock	351,712	–	–
Hansberger International Growth	338,984	–	276,193
Target Retirement 2020	963,641	–	1,425,528
Target Retirement 2030	1,109,244	–	2,378,711
Target Retirement 2040	802,243	–	1,929,607
Target Retirement 2050	320,419	–	507,872

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2015, which are available to offset future capital gains, if any, realized through the fiscal year listed:

				No Expiration Date
Fund	2016	2017	2018	Short Term	Long Term
Cash Reserves	$ –	$ 16	$ 5	$ 1	$ –
High Income	–	–	–	82,006	231,626
Mid Cap	1,244,692	–	–	–	–
Small Cap	675,894	–	–	–	–
International Stock	–	–	–	710,871	–
Hansberger International
Growth	–	7,836,710	–	–	–

The capital loss carryovers for the Mid Cap Fund, Small Cap Fund, and Hansberger International are subject to certain limitations upon availability, to offset future gains, pursuant to Section 382 of the Internal Revenue Code.

The Madison Hansberger International Growth Fund experienced a greater than 50% change in ownership by one or more 5% shareholders on 12/1/2014. Pursuant to the capital loss usage limitations provided under Section 382 of the Internal Revenue Code, a significant portion of the capital loss carryforwards for the Fund coming in to fiscal year 2015 are now unavailable. The Fund wrote down $37,529,572 in unusable capital loss carryforwards, which is part of the Reclassification Adjustments discussed below.

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect.

For the year ended October 31, 2015, Mid Cap Fund elected to defer $2,336,832 in late-year ordinary losses.

For the year-ended October 31, 2015, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Diversified Income	$ 464,665
Mid Cap	1,244,694
Small Cap	675,894
International Stock	396,023
Hansberger International Growth	3,939,931

At October 31, 2015, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, excluding options, as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 1,585,492	$ 553,556	$ 1,031,936
Moderate Allocation	7,533,299	986,961	6,546,338
Aggressive Allocation	3,879,753	422,711	3,457,042
Cash Reserves	–	–	–
Tax-Free Virginia	821,648	49,894	771,754
Tax-Free National	1,356,430	4,404	1,352,026
High Quality Bond	1,054,271	96,874	957,397
Core Bond	5,270,569	1,704,789	3,565,780
Corporate Bond	462,559	279,800	182,759
High Income	458,356	1,737,048	(1,278,692)
Diversified Income	20,540,942	1,449,619	19,091,323
Covered Call & Equity Income	699,935	6,326,448	(5,626,513)
Dividend Income	4,057,339	257,112	3,800,227
Large Cap Value	19,659,590	2,378,139	17,281,451
Investors	21,467,615	2,258,812	19,208,803
Large Cap Growth	24,586,036	1,989,530	22,596,506
Mid Cap	82,850,890	2,315,047	80,535,843
Small Cap	12,919,768	3,354,408	9,565,360
NorthRoad International	3,302,913	4,823,167	(1,520,254)
International Stock	5,979,831	1,651,311	4,328,520
Hansberger International Growth	4,092,098	1,203,725	2,888,373
Target Retirement 2020	3,619,313	51,775	3,567,538
Target Retirement 2030	7,582,274	47,942	7,534,332
Target Retirement 2040	6,195,480	11,230	6,184,250
Target Retirement 2050	2,018,752	8,850	2,009,902

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments. Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, distributions from real estate investment trusts, distribution re-designations from investments in other regulated investment companies, and unusable capital loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2015, reclassifications were recorded as follows:

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gain (Loss)
Conservative Allocation	$ –	$ 196,699	$ (196,699)
Moderate Allocation	–	591,395	(591,395)
Aggressive Allocation	–	280,827	(280,827)
Cash Reserves	–	–	–
Tax-Free Virginia	–	–	–
Tax-Free National	–	–	–
High Quality Bond	–	–	–
Core Bond	–	498,351	(498,351)
Corporate Bond	–	1	(1)
High Income	–	19	(19)
Diversified Income	–	90,881	(90,881)
Covered Call & Equity Income	–	3,570,482	(3,570,482)
Dividend Income	–	(8,135)	8,135
Large Cap Value	–	(427)	427
Investors Fund	–	–	–
Large Cap Growth	1	(52)	51
Mid Cap	(87,849)	(903,682)	991,531
Small Cap	–	(66,171)	66,171
NorthRoad International	–	(18,243)	18,243
International Stock	–	(14,995)	14,995
Hansberger International Growth	(37,529,572)	(123,053)	37,652,625
Target Retirement 2020	–	104,043	(104,043)
Target Retirement 2030	1	110,593	(110,594)
Target Retirement 2040	–	96,081	(96,081)
Target Retirement 2050	–	41,304	(41,304)

11. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Funds may be subject to interest rate policy risk, which are the risks associated with the Federal Reserve System’s program to stabilize the economy (the “quantitative easing program”) in the wake of the financial crisis that began in 2007. As a result of the quantitative easing program, the United States is experiencing historically low interest rate levels. A low interest rate environment can pose risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets. However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. The Core Bond may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, while the Fund has maintained a constant share price since inception, and will continue to try to do so, neither the Investment Adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the Fund’s share price from falling below $1.00.

The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the Funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the Funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks: such as unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position, which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The Allocation and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, the Allocation Funds are

Madison Funds | Notes to the Financial Statements - concluded | October 31, 2015

subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds. The Funds do monitor this risk closely.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). A summary of the transactions with each Affiliated Underlying Fund during the year ended October 31, 2015 follows:

	Balance of			Balance of		Realized
	Shares Held at	Gross	Gross	Shares Held at	Value at	Gain	Distributions
Fund/Underlying Fund	10/31/2014	Additions	Sales	10/31/2015	10/31/2015	(Loss)	Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y	1,447,996	192,607	(66,594)	1,574,009	$ 15,850,270	$ (7,526)	$ 496,903
Madison Corporate Bond Fund Class Y	446,801	—	—	446,801	5,066,719	—	138,803
Madison High Quality Bond Fund Class Y	167,473	—	(167,473)	—	—	51,237	—
Madison Investors Fund Class Y	30,494	3,417	(33,911)	—	—	17,535	72,103
Madison Large Cap Growth Fund Class Y	205,969	34,071	(35,290)	204,750	4,731,773	67,815	368,518
Madison Large Cap Value Fund Class Y	254,379	58,505	(77,319)	235,565	3,851,484	58,323	666,239
Madison NorthRoad International Fund Class Y	98,687	90,923	(31,353)	158,257	1,672,775	(47,738)	54,122
Totals					$ 31,173,021	$ 139,646	$ 1,796,688

Moderate Allocation Fund
Madison Core Bond Fund Class Y	2,036,565	149,352	(88,533)	2,097,384	$ 21,120,655	$ (9,561)	$ 667,436
Madison High Quality Bond Fund Class Y	209,235	—	(209,235)	—	—	50,539	—
Madison Investors Fund Class Y	183,738	28,059	(211,797)	—	—	219,389	592,031
Madison Large Cap Growth Fund Class Y	708,200	124,592	(92,660)	740,132	17,104,447	34,479	1,363,798
Madison Large Cap Value Fund Class Y	918,441	262,689	(189,698)	991,432	16,209,905	19,312	2,476,465
Madison Mid Cap Fund Class Y	154,715	—	(154,715)	—	—	648,527	—
Madison NorthRoad International Fund Class Y	334,586	186,963	(90,798)	430,751	4,553,033	(109,818)	222,663
Totals					$ 58,988,040	$ 852,867	$ 5,322,393

Aggressive Allocation Fund
Madison Core Bond Fund Class Y	409,381	114,970	(24,752)	499,599	$ 5,030,963	$ (2,228)	$ 145,851
Madison Investors Fund Class Y	99,732	14,211	(113,943)	—	—	204,047	299,856
Madison Large Cap Growth Fund Class Y	376,302	55,882	(41,324)	390,860	9,032,776	94,087	694,624
Madison Large Cap Value Fund Class Y	464,517	123,598	(57,993)	530,122	8,667,492	11,564	1,280,380
Madison Mid Cap Fund Class Y	126,198	—	(126,198)	—	—	584,465	—
Madison NorthRoad International Fund Class Y	161,237	74,472	(13,449)	222,260	2,349,290	1,454	107,302
Totals					$ 25,080,521	$ 893,389	$ 2,528,013

[1] Distributions received include distributions from net investment income and from capital gains from the underlying funds.

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. Effective December 31, 2015, Madison Asset Management, LLC will take over management of the High Income Fund. Aside from this change, no other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

Madison Funds | October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Madison Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Madison Funds, comprising the Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Corporate Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund (formerly the Madison Equity Income Fund), Madison Dividend Income Fund, Madison Large Cap Value Fund, Madison Investors Fund, Madison Large Cap Growth Fund, Madison Mid Cap Fund, Madison Small Cap Fund, Madison NorthRoad International Fund, Madison International Stock Fund, Madison Hansberger International Growth Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund (collectively, the “Funds”) as of October 31, 2015, the related statements of operations for the year then ended, the statements of changes in net assets of Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Corporate Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund (formerly the Madison Equity Income Fund), Madison Dividend Income Fund, Madison Large Cap Value Fund, Madison Investors Fund, Madison Large Cap Growth Fund, Madison Mid Cap Fund, Madison Small Cap Fund, Madison NorthRoad International Fund, Madison International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund for all periods presented, the statements of changes in nets assets of Madison Hansberger International Growth Fund for the year ended October 31, 2015 and period ended October 31, 2014, the financial highlights of Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Core Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund, Madison Large Cap Value Fund, Madison Large Cap Growth Fund, Madison Small Cap Fund, Madison International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 for each of the periods presented, the financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for the years ended October 31, 2015 and 2014, and each of the two periods in the period ended October 31, 2013, the financial highlights of Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison Investors Fund, Madison Mid Cap Fund, and Madison NorthRoad International Fund for the years ended October 31, 2015 and 2014 and the period ended October 31, 2014, and the financial highlights of Madison Hansberger International Growth Fund for the year ended October 31, 2015 and the period ended October 31, 2014. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for the periods ended prior to October 1, 2012 were audited by other auditors, whose report, dated November 14, 2012, expressed an unqualified opinion on those financial highlights. The financial highlights of Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison Investors Fund, and Madison NorthRoad International Fund for the periods ended prior to January 1, 2013 were audited by other auditors, whose report, dated February 26, 2013, expressed an unqualified opinion on those financial highlights. The financial highlights of the Madison Mid Cap Fund for the periods ended prior to January 1, 2013, before the effects of adjustments to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote 7 to the financial highlights, were audited by other auditors, whose report, dated February 26, 2013 expressed an unqualified opinion on those financial highlights and the statement of changes in net assets. The financial highlights of Madison Hansberger International Growth Funds for the periods ended prior to January 1, 2014 were audited by other auditors, whose report, dated February 24, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2015, the results of their operations for the year then ended, the statements of changes in net assets of Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Corporate Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund (formerly the Madison Equity Income Fund), Madison Dividend Income Fund, Madison Large Cap Value Fund, Madison Investors Fund, Madison Large Cap Growth Fund, Madison Mid Cap Fund, Madison Small Cap Fund, Madison NorthRoad International Fund, Madison International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund for all periods presented, the statements of changes in nets assets of Madison Hansberger International Growth Fund for the year ended October 31, 2015 and period ended October 31, 2014, the financial highlights of Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Core Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund, Madison Large Cap Value Fund, Madison Large Cap Growth Fund, Madison Small Cap Fund, Madison International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 for each of the periods presented, the financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for the years ended October 31, 2015 and 2014, and each of the two periods in the period ended October 31, 2013, the financial highlights of Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison

Madison Funds | Report of Independent Registered Public Accounting Firm - concluded | October 31, 2015

Investors Fund, Madison Mid Cap Fund, and Madison NorthRoad International Fund for the years ended October 31, 2015 and 2014 and the period ended October 31, 2013, and the financial highlights of Madison Hansberger International Growth Fund for the year ended October 31, 2015 and the period ended October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the adjustments to the financial highlights of the Madison Mid Cap Fund for each of the periods ended prior to January 1, 2013, to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote 7 to the financial highlights. Our procedures included recalculating the conversion factor discussed in that footnote. In our opinion, such retrospective adjustments are appropriate and have been appropriately applied. However, we were not engaged to audit, review, or perform any procedures to the financial statements and financial highlights of the Madison Mid Cap Fund for periods prior to January 1, 2013 other than with respect to the retrospective adjustment described herein, and accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Madison Mid Cap Fund for periods prior to January 1, 2013.

/s/ Deloitte & Touche, LLP

Chicago, IL
December 18, 2015

Madison Funds | October 31, 2015

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

The Board of Trustees reviewed a variety of matters in connection with the Trust’s investment advisory contract with the Investment Adviser and the subadvisory contracts with the applicable Subadvisers at an in-person meeting of the Board held in July 2015. The following summarizes the Board’s process and considerations during that meeting.

With regard to the nature, extent and quality of the services to be provided by the Adviser and each sub-adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable sub-adviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each sub-adviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each Fund’s investment objectives under various market scenarios.

The Board discussed the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary Fund administration as well as supervising any sub-advisers to Fund portfolios.

Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided to the Fund were satisfactory.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular Funds so that the performance of any such Funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous portfolio managers to any Fund. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board and the portfolio managers discussed the Funds that adhere to the Adviser’s “participate and protect” investment philosophy and, recognizing that this is a conservative investment philosophy, the portfolio managers explained that individual Fund performance indicative of the strategy may be reflected in relative underperformance during periods of high risk market environments, such as the recent market environment. The Board performed this review in connection with the Adviser and each sub-adviser that manages a sub-advised Fund portfolio. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. The Board noted the relative strong performance of the Target Retirement Date Funds for the period. In addition, the Board recognized that the Mid Cap Fund, the Small Cap Fund, the Madison International Fund and the Hansberger International Growth Fund, each outperformed its benchmark and peer group for the period, which was largely due to individual stock selection in the Funds. With regard to fixed-income Funds, the Board considered each Fund’s relatively conservative investment philosophy and high-quality bias during a period of historically low interest rates and the relative risks to fixed-income Funds in the current environment. For example, the High Quality Bond Fund, the Core Bond Fund and the Tax-Free Funds held more conservative shorter duration exposure than their benchmarks for the period resulting in relative underperformance. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board also considered that sometimes the Morningstar categories the Funds fall into do not completely match up with the Funds’ investment strategy and philosophy. Based on their review, the Independent Trustees determined that, given the totality of the above factors and considerations, each Fund’s investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund portfolio’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and each sub-adviser that manages a sub-advised Fund portfolio. Based on their review, the Independent Trustees concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

The Board noted that the Adviser or its affiliates, and, as applicable, each sub-adviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective sub-adviser) to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or sub-adviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser (or sub-adviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or sub-adviser, if applicable) may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or sub-adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees reviewed each Fund’s fee structure based on the total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust: an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the

Madison Funds | Other Information (unaudited) - continued | October 31, 2015

Funds pursuant to its administrative services agreements with the Trust (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that any administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a Fund portfolio invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Fund portfolio and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to the Trust’s “Fund of funds” portfolios and the underlying mutual funds in which each such Fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller Fund portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates of approximately $15 billion at the time of the meeting. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Advisory and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving certain fees (pursuant to its investment management agreement or pursuant to the applicable Services Agreement, as the case may be) with regard to: the Dividend Income, Cash Reserves and certain classes of the Investors Fund. The Board also recognized that the Adviser had arranged for the fees to be capped for certain classes of the Investors Fund. Another method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Based on their review, the Independent Trustees concluded that the breakpoint schedules and fee arrangement and waivers (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and applicable sub-advisers. He noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the sub-advisers and representatives of the Adviser and sub-advisers, respectively, and discussed each matter raised as summarized herein.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees (including applicable sub-advisory fees) are fair and reasonable for each respective Fund portfolio and that renewal of their respective Advisory, Sub-Advisory and Services Agreements are in the best interests of each respective Fund and its shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2015. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Madison Funds | Other Information (unaudited) - continued | October 31, 2015

		CLASS A				CLASS B
	Beginning	Ending	Annual	Expenses Paid	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio	During Period	Account Value	Expense Ratio	During Period
Conservative Allocation*	$1,000	$ 983.60	0.70%	$ 3.50	$ 980.00	1.45%	$ 7.24
Moderate Allocation*	1,000	979.80	0.70%	3.49	976.30	1.45%	7.22
Aggressive Allocation*	1,000	976.20	0.70%	3.49	972.50	1.45%	7.21
Cash Reserves	1,000	1,000.00	0.09%	0.45	1,000.00	0.09%	0.45
Core Bond	1,000	996.80	0.90%	4.53	994.00	1.65%	8.29
High Income	1,000	963.10	1.00%	4.95	959.00	1.75%	8.64
Diversified Income	1,000	999.00	1.10%	5.54	994.70	1.85%	9.30
Covered Call & Equity Income	1,000	975.20	1.25%	6.22	N/A	N/A	N/A
Large Cap Value	1,000	973.80	1.16%	5.77	970.90	1.91%	9.49
Investors	1,000	1,017.20	1.20%	6.10	N/A	N/A	N/A
Large Cap Growth	1,000	1,001.80	1.20%	6.05	998.00	1.95%	9.82
Mid Cap	1,000	998.80	1.40%	7.05	996.00	2.15%	10.82
Small Cap	1,000	990.70	1.50%	7.53	986.80	2.25%	11.27
International Stock	1,000	951.00	1.60%	7.87	947.00	2.35%	11.53

				CLASS C
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000		$ 980.00		1.45%		$ 7.24
Moderate Allocation*	1,000		976.30		1.45%		7.22
Aggressive Allocation*	1,000		972.50		1.45%		7.21
Diversified Income	1,000		995.30		1.85%		9.30
Covered Call & Equity Income	1,000		971.40		1.99%		9.89

				CLASS Y
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000		$ 1,012.90		0.85%		$ 4.31
Tax-Free National	1,000		1,014.80		0.85%		4.32
High Quality Bond	1,000		1,002.40		0.49%		2.47
Core Bond	1,000		999.00		0.65%		3.28
Corporate Bond	1,000		991.90		0.65%		3.26
High Income	1,000		964.00		0.75%		3.71
Covered Call & Equity Income	1,000		975.50		1.00%		4.98
Dividend Income	1,000		1,001.90		0.95%		4.79
Large Cap Value	1,000		975.50		0.91%		4.53
Investors	1,000		1,018.60		0.95%		4.83
Large Cap Growth	1,000		1,003.00		0.95%		4.80
Mid Cap	1,000		1,001.10		1.15%		5.80
Small Cap	1,000		992.10		1.25%		6.28
NorthRoad International	1,000		921.50		1.15%		5.57
International Stock	1,000		952.40		1.35%		6.64
Hansberger International Growth	1,000		926.40		1.16%		5.63

				CLASS R6
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000		$ 999.00		0.52%		$ 2.62
Covered Call & Equity Income	1,000		976.60		0.87%		4.33
Investors	1,000		1,019.50		0.74%		3.77
Mid Cap	1,000		1,002.20		0.77%		3.89
NorthRoad International	1,000		923.00		0.82%		3.97
Target Retirement 2020*	1,000		992.10		0.30%		1.51
Target Retirement 2030*	1,000		986.20		0.30%		1.50
Target Retirement 2040*	1,000		984.10		0.30%		1.50
Target Retirement 2050*	1,000		982.20		0.30%		1.50

				CLASS I
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Hansberger International Growth	$1,000		$ 927.00		1.01%		$ 4.91

*The annual expense ratio does not include the expenses of the underlying funds.

Madison Funds | Other Information (unaudited) - continued | October 31, 2015

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

		CLASS A				CLASS B
	Beginning	Ending	Annual	Expenses Paid	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio	During Period	Account Value	Expense Ratio	During Period
Conservative Allocation*	$1,000	$ 1,021.68	0.70%	$ 3.57	$ 1,017.90	1.45%	$ 7.38
Moderate Allocation*	1,000	1,021.68	0.70%	3.57	1,017.90	1.45%	7.38
Aggressive Allocation*	1,000	1,021.68	0.70%	3.57	1,017.90	1.45%	7.38
Cash Reserves	1,000	1,024.75	0.09%	0.46	1,024.75	0.09%	0.46
Core Bond	1,000	1,020.67	0.90%	4.58	1,016.89	1.65%	8.39
High Income	1,000	1,020.16	1.00%	5.09	1,016.38	1.75%	8.89
Diversified Income	1,000	1,019.66	1.10%	5.60	1,015.88	1.85%	9.40
Covered Call & Equity Income	1,000	1,018.90	1.25%	6.36	N/A	N/A	N/A
Large Cap Value	1,000	1,019.36	1.16%	5.90	1,015.58	1.91%	9.70
Investors	1,000	1,019.16	1.20%	6.11	1,000.00	N/A	N/A
Large Cap Growth	1,000	1,019.16	1.20%	6.11	1,015.38	1.95%	9.91
Mid Cap	1,000	1,018.15	1.40%	7.12	1,014.37	2.15%	10.92
Small Cap	1,000	1,017.64	1.50%	7.63	1,013.86	2.25%	11.42
International Stock	1,000	1,017.14	1.60%	8.13	1,013.36	2.35%	11.93

				CLASS C
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$ 1,000		$ 1,017.90		1.45%		$ 7.38
Moderate Allocation*	1,000		1,017.90		1.45%		7.38
Aggressive Allocation*	1,000		1,017.90		1.45%		7.38
Diversified Income	1,000		1,015.88		1.85%		9.40
Covered Call & Equity Income	1,000		1,015.17		1.99%		10.11

				CLASS Y
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$ 1,000		$ 1,020.92		0.85%		$ 4.33
Tax-Free National	1,000		1,020.92		0.85%		4.33
High Quality Bond	1,000		1,022.74		0.49%		2.50
Core Bond	1,000		1,021.93		0.65%		3.31
Corporate Bond	1,000		1,021.93		0.65%		3.31
High Income	1,000		1,021.42		0.75%		3.82
Covered Call & Equity Income	1,000		1,020.16		1.00%		5.09
Dividend Income	1,000		1,020.42		0.95%		4.84
Large Cap Value	1,000		1,020.62		0.91%		4.63
Investors	1,000		1,020.42		0.95%		4.84
Large Cap Growth	1,000		1,020.42		0.95%		4.84
Mid Cap	1,000		1,019.41		1.15%		5.85
Small Cap	1,000		1,018.90		1.25%		6.36
NorthRoad International	1,000		1,019.41		1.15%		5.85
International Stock	1,000		1,018.40		1.35%		6.87
Hansberger International Growth	1,000		1,019.36		1.16%		5.90

				CLASS R6
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Core Bond	$ 1,000		$ 1,022.58		0.52%		$ 2.65
Covered Call & Equity Income	1,000		1,020.82		0.87%		4.43
Investors	1,000		1,021.48		0.74%		3.77
Mid Cap	1,000		1,021.32		0.77%		3.92
NorthRoad International	1,000		1,021.07		0.82%		4.18
Target Retirement 2020*	1,000		1,023.69		0.30%		1.53
Target Retirement 2030*	1,000		1,023.69		0.30%		1.53
Target Retirement 2040*	1,000		1,023.69		0.30%		1.53
Target Retirement 2050*	1,000		1,023.69		0.30%		1.53

				CLASS I
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Hansberger International Growth	$ 1,000		$ 1,020.11		1.01%		$ 5.14

*The annual expense ratio does not include the expenses of the underlying funds.

Madison Funds | Other Information (unaudited) - concluded | October 31, 2015

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www. sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The Funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended October 31, 2015, the following Funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
NorthRoad International	$ 58,209	$ 1,416,296
International Stock	92,933	1,040,474
Hansberger International Growth	71,222	1,193,869

Complete information regarding the Funds’ foreign tax credit pass through to shareholders for 2015 will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended October 31, 2015, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Percentage
Conservative Allocation	14.02%
Moderate Allocation	25.37%
Aggressive Allocation	38.40%
Diversified Income	92.87%
Covered Call Equity Income	14.02%
Dividend Income	100.00%
Large Cap Value	100.00%
Investors	38.36%
Large Cap Growth	100.00%
Small Cap	100.00%
Target Retirement 2020	18.23%
Target Retirement 2320	33.08%
Target Retirement 2040	32.55%
Target Retirement 2050	33.73%

Qualified Dividend Income: For the taxable year ended October 31, 2015, the Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each Fund’s income distributions paid during the calendar year 2015, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount
Conservative Allocation	$ 334,975
Moderate Allocation	669,435
Aggressive Allocation	391,415
Diversified Income	2,172,807
Covered Call & Equity Income	925,546
Dividend Income	362,113
Large Cap Value	1,202,093
Investors	1,965,594
Large Cap Growth	1,259,949
Small Cap	180,272
NorthRoad International	856,002
International Stock	444,646
Hansberger International Growth	416,026
Madison Target Retirement 2020	343,022
Madison Target Retirement 2030	762,516
Madison Target Retirement 2040	601,617
Madison Target Retirement 2050	263,763

Madison Funds | October 31, 2015

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 3711, except for Mr. Mason for whom it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds’ website at www.madisonfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee During Past Five Years

Katherine L. Frank[2] 1960	Trustee and President, 2009 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010	42	Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present

Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010

Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010

Madison Strategic Sector Premium Fund (closed-end fund), President, 2005 - Present; Ultra Series Fund (16) (mutual funds), President, 2009 - Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 - Present

Jay R. Sekelsky 1959	Vice President, 2009 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010	N/A	N/A

Madison, Executive Director and Chief Investment Officer, 2010 - Present

MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010

Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Ultra Series Fund (16), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present

Paul Lefurgey 1964	Vice President, 2009 - Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; Madison and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present	N/A	N/A

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005

Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Ultra Series Fund (16), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present

Greg D. Hoppe 1969	Treasurer, 2009 - Present	MIH, MIA and Madison, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present	N/A	N/A

Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Ultra Series Fund (16), Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 - Present

Holly S. Baggot 1960	Secretary, 1999 - Present Assistant Treasurer, 1999 - 2007; 2009 - Present	MIH, MIA and Madison, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present	N/A	N/A

MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006- 2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Ultra Series Fund (16), Secretary, 1999 - Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 - Present

Lisa R. Lange 1969	Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present	MIH, MIA and Madison, Chief Compliance Officer and Chief Legal Officer, April 2015-Present	N/A	N/A

NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer April 2015 – Present

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present

Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary April 2015 - Present

Ultra Series Fund (16), Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present

Whyte Hirschboeck Dudek S.C. (law firm), Shareholder, 2003-2015

1 As of the date of this report, the fund complex consists of Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.
[2] “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

Madison Funds | Trustees and Officers - concluded | October 31, 2015

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships Held by Director/ Trustee During Past Five Years

Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor	43	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012
		Lee Enterprises, Inc. (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001
				Nerites Corporation (technology company), 2004 - Dec. 2013
		Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000		Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present; Madison Covered Call & Equity Strategy Fund, December 2012 - Present

James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	43	Park Bank, 1978 - Present
				Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present	43	Forward Service Corporation (employment training non-profit), 2010- Present Stanek Tool Corp., 1990 – Present

		Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001		Ultra Series Fund (16), 2005 - Present Madison Strategic Sector Premium Fund, 2014 - Present Madison Covered Call & Equity Strategy Fund, 2015 - Present

Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present	41	Park Nicolet Health Services, 2001 - 2012 HealthPartners, 2013 - Present Ultra Series Fund (16), 2004 - Present

		Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012 IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997

[1] Independent Trustees serve in such capacity until reaching the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

Presorted Standard U.S. POSTAGE PAID Louisville, KY Permit No. 1051
Madison Funds Post Office Box 8390 Boston, MA 02266-8390 1 (800) 877-6089 www.madisonfunds.com SEC File Number: 811-08261

4460-P1053
Rev. 1015

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The code was amended during the year covered by this report, however, none of the changes are material to the Trust. The amendments do apply to the Trust’s principal executive officer and principal financial officer, as employees of the Adviser’s parent company. Such amendments include the addition of an excessive trading policy, certain clarifications to the private placement preclearance and ETF policies, the implementation of a de minimis exception for personal investment activity of employees and several non-substantive updates and corrections.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of “the Ultra Series Fund Sarbanes Oxley Code of Ethics.”

Item 3. Audit Committee Financial Expert.

In July 2015, James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to continue to serve as the Trust’s audit committee financial expert among the four independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant’s principal accountant for the fiscal years ended December 31, 2015 and 2014, respectively were $276,000 ($512,000 including the Madison Funds , the Madison Strategic Sector Premium Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $266,500 ($502,000 including the Madison Funds).

(b) Audit-Related Fees. Not applicable.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d).

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees for professional services rendered to Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years totaled $33,280 (budgeted) and $32,032 (actual), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has waived pre-approval, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, for 0% (none) of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust’s procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics - See Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

/s/ Lisa R. Lange

Lisa R. Lange, Chief Legal Officer and Chief Compliance Officer

Date: March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank

Katherine L. Frank, President and Principal Executive Officer

Date: March 2, 2016

/s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer

Date: March 2, 2016